UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
•	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
•	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
•	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
•	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
•	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
•	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
•	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
•	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
•	PIMCO Active Bond Exchange-Traded Fund
•	PIMCO Enhanced Low Duration Active Exchange-Traded Fund
•	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund
•	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund
•	PIMCO Senior Loan Active Exchange-Traded Fund

PIMCO ETF TRUST

Semiannual Report

December 31, 2022

Index Exchange-Traded Funds

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE Arca

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund | EMNT | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund | MINO | NYSE Arca

PIMCO Senior Loan Active Exchange-Traded Fund | LONZ | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		22

Financial Highlights		24

Statements of Assets and Liabilities		28

Statements of Operations		30

Statements of Changes in Net Assets		32

Notes to Financial Statements		114

Glossary		139

Distribution Information		140

Approval of Investment Advisory Contract and Other Agreements		143

Fund	Fund Summary	Schedule of Investments

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	36

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	38

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	39

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	40

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	42

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	51

PIMCO Active Bond Exchange-Traded Fund	14	63

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	15	74

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	16	82

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	17	86

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	18	92

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	19	98

PIMCO Senior Loan Active Exchange-Traded Fund	20	103

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	21	108

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

2022 was a challenging year in the financial markets. We continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO ETF Semiannual Report, which covers the six-month reporting period ended December 31, 2022 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2022

The global economy faced significant headwinds in 2022, including those related to higher inflation, the COVID-19 pandemic, and the Russia-Ukraine conflict. In the U.S., second quarter 2022, prior to the beginning of the reporting period, annualized gross domestic product (“GDP”) was -0.6%. The economy then strengthened, as third quarter annualized GDP was +3.2%. The Commerce Department’s initial estimate for fourth quarter 2022 annualized GDP — released after the reporting period ended — was 2.9%.

The Federal Reserve Board (the “Fed” or “U.S. central bank”) took actions to combat elevated inflation. In March 2022, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50%, its first rate hike since 2018. The U.S. central bank then raised rates at its next six meetings, for a total increase of 4.25% in 2022. At the end of the year, the federal funds rate was in a range between 4.25% and 4.50%.

Economies outside the U.S. also faced several headwinds. In its October 2022 World Economic Outlook Update, the International Monetary Fund (the “IMF”) downgraded its expectation for 2022 GDP citing “turbulent challenges” including high inflation, tightening financial conditions, as well as the ongoing Russia-Ukraine conflict and COVID-19 pandemic. For 2022, the IMF included in its projections that GDP would grow 1.6% in the U.S. (from 5.7% in 2021), 3.1% in the eurozone (from 5.2% in 2021), 3.6% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several central banks tightened their respective monetary policies in recent years. For example, in December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) raised rates for the first time since COVID-19 began. The BoE again raised rates at its next eight meetings, for a total of 3.50% in rate hikes since its first increase. The European Central Bank raised rates four times in 2022, for a total increase of 2.50%. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. However, in December 2022 the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary stance.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.88% on December 31, 2022, versus 2.98% on June 30, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -2.97%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.59%. In contrast, riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated positive returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 2.93%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 3.33%.

Amid periods of volatility, global equities generally posted mixed results during the reporting period as economic and geopolitical concerns impacted investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned

2	PIMCO ETF TRUST

2.31%. Global equities, as represented by the MSCI World Index, returned 2.97%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -2.99%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned -0.06% and European equities, as represented by the MSCI Europe Index (in euro), returned 5.05%.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $119.78 a barrel at the start of the reporting period, fell to roughly $82.82 a barrel at the end of December 2022. In contrast, prices of other commodities, such as copper and gold, edged higher during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and geopolitical events. The U.S. dollar was mixed against several major currencies. For example, during the reporting period, the U.S. dollar returned -2.11%, +0.78%, and -3.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at (888) 400-4ETF. We also invite you to visit our website at www.pimco.com to learn more about PIMCO ETFs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO ETF Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	3

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Municipal Income Opportunities Active Exchange-Traded Fund, PIMCO Senior Loan Active Exchange-Traded Fund, and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines,

4	PIMCO ETF TRUST

supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	5

Important Information About the Funds	(Cont.)

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	12/10/19	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	09/08/21	Diversified
PIMCO Senior Loan Active Exchange-Traded Fund	06/08/22	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

6	PIMCO ETF TRUST

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

U.S. Treasury Obligations	99.5%

Short-Term Instruments	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	(17.85)%	(41.50)%	(4.28)%	0.30%	3.90%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	(17.84)%	(41.30)%	(4.29)%	0.34%	3.91%
The ICE BofAML Long U.S. Treasury Principal STRIPS Index±	(17.16)%	(41.05)%	(3.90)%	0.55%	4.13%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML Long U.S. Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (STRIPS) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.15%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection, contributed to performance, as U.S. Treasury yields rose across the curve.

»	There were no additional material contributors or detractors for the Fund.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(2.03)%	(4.24)%	2.24%	1.08%	1.84%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(2.00)%	(4.47)%	2.25%	1.08%	1.84%
The ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index±	(1.86)%	(3.95)%	2.47%	1.30%	2.07%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields detracted from absolute performance for both the Fund and the 1-5 Year U.S. Treasury Inflation-Protected Securities Index, as yields moved higher.

»	There were no other material contributors or detractors for the Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

U.S. Treasury Obligations	99.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(7.31)%	(31.60)%	(0.10)%	0.44%	3.80%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(7.40)%	(31.68)%	(0.08)%	0.45%	3.79%
The ICE BofAML 15+ Year U.S. Inflation-Linked Treasury Index±	(7.48)%	(31.51)%	0.09%	0.61%	4.00%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields detracted from absolute performance for both the Fund and the 15+ Year U.S. Treasury Inflation-Protected Securities Index, as yields moved higher.

»	There were no other material contributors or detractors for the Fund.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

U.S. Treasury Obligations	99.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(3.13)%	(12.74)%	1.83%	0.93%	2.91%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(2.77)%	(12.65)%	1.88%	0.97%	2.93%
The ICE BofAML U.S. Inflation-Linked Treasury Index±	(3.31)%	(12.57)%	2.06%	1.11%	3.11%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields detracted from absolute performance for both the Fund and the U.S. Treasury Inflation-Protected Securities Index, as yields moved higher.

»	There were no other material contributors or detractors for the Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

Corporate Bonds & Notes	87.4%

Short-Term Instruments	12.1%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	3.99%	(5.28)%	2.21%	3.43%	4.00%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	4.19%	(5.44)%	2.28%	3.41%	4.02%
ICE BofAML 0-5 Year US High Yield Constrained Index±	3.85%	(5.45)%	2.72%	3.95%	4.53%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.55%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the retail sector contributed to performance, as the sector underperformed.

»	Security selection within the forest products, paper and packaging sector contributed to performance, as overweight exposure to a select issuer outperformed.

»	Overweight exposure to the aerospace and defense sector contributed to performance, as the sector outperformed.

»	Security selection within the healthcare sector detracted from performance, as overweight exposure to a select issuer underperformed.

»	Security selection within the automotive sector detracted from performance, as underweight exposure to a select issuer’s security outperformed.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

Industrials	45.6%

Banking & Finance	35.6%

Utilities	12.3%

Short-Term Instruments	3.3%

U.S. Treasury Obligations	3.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	(1.43)%	(15.03)%	0.58%	2.04%	2.98%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	(1.55)%	(14.97)%	0.54%	2.04%	2.97%
ICE BofAML US Corporate Index±	(1.50)%	(15.32)%	0.56%	2.02%	3.03%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofAML US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had negative performance, as the Underlying Index had negative performance.

»	There were no material contributors for this Fund

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	13

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

U.S. Government Agencies	30.3%

Corporate Bonds & Notes	26.4%

Asset-Backed Securities	16.0%

U.S. Treasury Obligations	11.5%

Non-Agency Mortgage-Backed Securities	6.3%

Short-Term Instruments	4.7%

Preferred Securities	2.4%

Municipal Bonds & Notes	1.6%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	(2.80)%	(14.50)%	(0.08)%	1.36%	2.30%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	(3.03)%	(14.57)%	(0.10)%	1.34%	2.28%
Bloomberg U.S. Aggregate Index±	(2.97)%	(13.01)%	0.02%	1.06%	1.28%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.56%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the financial sector within investment grade corporate credit contributed to relative performance, as credit spreads tightened.

»	A modest allocation to high yield credit contributed to relative performance, as high yield credit spreads tightened.

»	Exposure to emerging markets external debt contributed to relative performance, as spreads tightened.

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Short exposure to U.K. and U.S. breakeven inflation (“BEI”) in July and August detracted from returns, as BEI rates rose.

»	Local rate exposure to Canada detracted from relative performance, as interest rates rose.

»	Positions in non-agency mortgage-backed securities and other securitized assets detracted from relative performance particularly in October and November, as spreads widened.

14	PIMCO ETF TRUST

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

Corporate Bonds & Notes	53.9%

Asset-Backed Securities	16.5%

Short-Term Instruments	10.4%

Non-Agency Mortgage-Backed Securities	8.7%

U.S. Government Agencies	5.5%

U.S. Treasury Obligations	4.5%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Year	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	(0.52)%	(4.40)%	1.04%	1.57%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	(0.41)%	(4.23)%	1.03%	1.57%
ICE BofAML 1-3 Year U.S. Treasury Index±	(0.84)%	(3.65)%	0.77%	0.71%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.53%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as the income from corporate bonds offset the impact from credit spread widening.

»	Underweight exposure to U.S. duration contributed to relative performance, as U.S. interest rates rose.

»	Holdings of emerging market external debt contributed to relative performance, as spreads tightened.

»	A long Australian dollar bias versus the U.S. dollar detracted from relative performance, as the Australian dollar depreciated relative to the U.S. dollar.

»	Select holdings of securitized credit detracted from relative performance, as holdings of commercial mortgage-backed securities provided negative total return.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	15

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

Ticker Symbol - EMNT

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

Corporate Bonds & Notes	45.4%

Short-Term Instruments	31.8%

Asset-Backed Securities	16.7%

Non-Agency Mortgage-Backed Securities	3.9%

U.S. Government Agencies	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	Fund Inception (12/10/2019)
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (Based on Net Asset Value)	0.96%	(0.46)%	0.67%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (At Market Price)(1)(2)	0.78%	(0.58)%	0.62%
FTSE 3-Month Treasury Bill Index±	1.33%	1.50%	0.73%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on December 10, 2019, but was not listed for trading until December 12, 2019. Accordingly, there is no Market Price information for December 10, 2019 through December 11, 2019.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.37%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, while incorporating PIMCO’s ESG investment strategy. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as the income from corporate bonds offset the impact from credit spread widening.

»	There were no other material contributors for this Fund.

»	Overweight exposure to U.S. duration detracted from relative performance, as U.S. interest rates rose.

»	Holdings of agency mortgage-backed securities detracted from relative performance, as the asset class provided negative total return.

»	Select holdings of securitized credit detracted from relative performance, as spreads of consumer asset-backed securities widened.

16	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

Corporate Bonds & Notes	44.8%

Short-Term Instruments	21.5%

Asset-Backed Securities	20.4%

Non-Agency Mortgage-Backed Securities	9.0%

U.S. Government Agencies	4.2%

Sovereign Issues	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	1.12%	(0.96)%	1.13%	1.13%	1.21%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	1.07%	(1.01)%	1.11%	1.12%	1.21%
FTSE 3-Month Treasury Bill Index±	1.33%	1.50%	1.25%	0.74%	0.59%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future

* Cumulative return.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.36%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as the income from corporate bonds offset the impact from credit spread widening.

»	There were no other material contributors for this Fund.

»	Overweight exposure to U.S. duration detracted from relative performance, as U.S. interest rates rose.

»	Holdings of agency mortgage-backed securities (“MBS”) detracted from relative performance, as the asset class provided negative total return.

»	Overweight exposure to non-agency residential MBS detracted from relative performance, as spreads widened.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	17

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

Municipal Bonds & Notes

Ad Valorem Property Tax	16.5%

Health, Hospital & Nursing Home Revenue	15.2%

Water Revenue	6.7%

Income Tax Revenue	6.5%

Natural Gas Revenue	5.5%

General Fund	4.4%

Miscellaneous Revenue	4.4%

Tobacco Settlement Funded	4.1%

Electric Power & Light Revenue	4.0%

Highway Revenue Tolls	3.6%

Sales Tax Revenue	3.2%

Appropriations	2.8%

Industrial Revenue	2.3%

College & University Revenue	2.0%

Fuel Sales Tax Revenue	2.0%

Port, Airport & Marina Revenue	2.0%

Lease (Appropriation)	1.5%

Nuclear Revenue	1.4%

Transit Revenue	1.1%

Other	3.5%

Short-Term Instruments	7.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	1.00%	(6.78)%	1.31%	1.63%	2.45%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	1.25%	(6.63)%	1.28%	1.63%	2.46%
Bloomberg 1-15 Year Municipal Bond Index±	0.92%	(5.95)%	1.44%	1.95%	2.73%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a duration position contributed to performance, as municipal yields broadly rose.

»	Security selection within the water & sewer sector contributed to performance, as the Fund’s holdings outperformed the broader market.

»	Security selection within the healthcare sector contributed to performance, as the Fund’s holdings outperformed the broader market.

»	Underweight exposure to the general obligation segment detracted from performance, as the segment outperformed the broader municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the education sector detracted from performance, as the sector outperformed the broader municipal market.

18	PIMCO ETF TRUST

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

Ticker Symbol - MINO

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

Municipal Bonds & Notes	91.8%

Short-Term Instruments	7.7%

Corporate Bonds & Notes	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	Fund Inception (09/08/2021)
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund (Based on Net Asset Value)	0.81%	(10.45)%	(7.85)%
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund (At Market Price)(1)	0.65%	(10.43)%	(7.86)%
Bloomberg Municipal Bond Index±	0.50%	(8.53)%	(6.55)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.49%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund seeks current income exempt from federal income tax and long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a particular duration position contributed to performance, as municipal yields broadly rose.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the industrial revenue sector contributed to performance, as the Fund’s holdings outperformed the broader market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the electric utility sector detracted from performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broader municipal market.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	19

PIMCO Senior Loan Active Exchange-Traded Fund

Ticker Symbol - LONZ

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

Loan Participations and Assignments	80.7%

Short-Term Instruments	11.6%

Corporate Bonds & Notes	7.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Cumulative Total Return for the period ended December 31, 2022

	6 Months*	Fund Inception (06/08/2022)
PIMCO Senior Loan Active Exchange-Traded Fund (Based on Net Asset Value)	4.67%	0.82%
PIMCO Senior Loan Active Exchange-Traded Fund (At Market Price)(1)	4.39%	0.84%
iBoxx USD Liquid Leveraged Loans Index±	4.59%	1.04%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± iBoxx USD Liquid Leveraged Loans Index comprises approximately 100 of the most liquid, tradable USD leveraged loans. Index constituents are derived using selection criteria such as loan type, minimum size, liquidity, credit ratings, initial spreads and minimum time to maturity.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.72%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Senior Loan Active Exchange-Traded Fund seeks to provide current income consistent with prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of Senior Loans, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Senior Loans” include senior secured floating rate bank loans, also referred to as leveraged loans, bank loans and floating rate loans, that are first or second lien loans. The Fund may also invest in collateralized loan obligations and high-yield corporate debt securities, which may also be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the gaming and lodging sector contributed to performance, as prices of underweight exposure within the gaming & lodging sector fell.

»	Overweight exposure to the lodging sector contributed to performance, as the sector outperformed the broader market.

»	Overweight exposure to the chemicals sector contributed to performance, as the sector outperformed the broader market.

»	Security selection in the telecommunications sector detracted from performance, as prices of overweight exposure within the telecommunications sector fell.

»	Security selection in the technology sector detracted from performance, as prices of overweight exposure within the technology sector fell.

»	Security selection in the healthcare sector detracted from performance, as prices of overweight exposure within the healthcare sector fell.

20	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2022†§

Municipal Bonds & Notes

Ad Valorem Property Tax	16.2%

Health, Hospital & Nursing Home Revenue	15.2%

Electric Power & Light Revenue	7.9%

Natural Gas Revenue	7.7%

College & University Revenue	6.4%

General Fund	5.4%

Water Revenue	5.1%

Miscellaneous Revenue	3.3%

Highway Revenue Tolls	3.2%

Sales Tax Revenue	3.0%

Tobacco Settlement Funded	2.8%

Industrial Revenue	2.7%

Local or Guaranteed Housing	2.3%

Income Tax Revenue	2.0%

Lease (Appropriation)	1.7%

Fuel Sales Tax Revenue	1.6%

Other	7.3%

Short-Term Instruments	5.9%

U.S. Treasury Obligations	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	0.56%	(2.40)%	1.08%	0.91%	1.01%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	0.38%	(2.46)%	1.14%	0.92%	1.01%
Bloomberg 1-Year Municipal Bond Index±	0.10%	(1.13)%	1.02%	0.83%	0.91%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as benchmark municipal yields increased.

»	Security selection within the healthcare sector contributed to performance, as the Fund’s holdings outperformed the broader market.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the general municipal market.

»	Security selection within the electric utility sector detracted from performance, as the Fund’s holdings underperformed the broader market.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	21

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from July 1, 2022 to December 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$821.50	$0.70	$1,000.00	$1,024.72	$0.77	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	979.70	1.01	1,000.00	1,024.46	1.03	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	926.90	0.98	1,000.00	1,024.46	1.03	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	968.70	1.00	1,000.00	1,024.46	1.03	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,039.90	2.86	1,000.00	1,022.68	2.83	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	985.70	1.01	1,000.00	1,024.46	1.03	0.20
PIMCO Active Bond Exchange-Traded Fund	1,000.00	972.00	2.91	1,000.00	1,022.52	2.99	0.58
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	994.80	2.44	1,000.00	1,023.03	2.47	0.48
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,000.00	1,009.60	1.33	1,000.00	1,024.15	1.34	0.26
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,011.20	1.79	1,000.00	1,023.70	1.80	0.35
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,010.00	1.79	1,000.00	1,023.70	1.80	0.35
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	1,000.00	1,008.10	2.05	1,000.00	1,023.44	2.06	0.40
PIMCO Senior Loan Active Exchange-Traded Fund	1,000.00	1,046.70	2.76	1,000.00	1,022.78	2.73	0.53
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,005.60	1.79	1,000.00	1,023.70	1.80	0.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

22	PIMCO ETF TRUST

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SEMIANNUAL REPORT	|	DECEMBER 31, 2022	23

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$108.27	$1.53	$(20.69)	$(19.16)	$(1.86)	$0.00	$0.00	$(1.86)

06/30/2022	145.38	2.59	(37.32)	(34.73)	(2.38)	0.00	0.00	(2.38)

06/30/2021	173.14	2.49	(27.75)	(25.26)	(2.50)	0.00	0.00	(2.50)

06/30/2020	128.17	2.99	45.06	48.05	(3.08)	0.00	0.00	(3.08)

06/30/2019	115.51	3.15	12.73	15.88	(3.22)	0.00	0.00	(3.22)

06/30/2018	117.38	3.11	(1.85)	1.26	(3.13)	0.00	0.00	(3.13)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$52.31	$1.12	$(2.15)	$(1.03)	$(1.41)	$0.00	$0.00	$(1.41)

06/30/2022	55.05	2.97	(2.83)	0.14	(2.88)	0.00	0.00	(2.88)

06/30/2021	53.21	1.85	1.35	3.20	(1.36)	0.00	0.00	(1.36)

06/30/2020	52.62	0.26	1.56	1.82	(1.07)	0.00	(0.16)	(1.23)

06/30/2019	51.76	0.97	0.64	1.61	(0.75)	0.00	0.00	(0.75)

06/30/2018	52.18	1.04	(0.51)	0.53	(0.95)	0.00	0.00	(0.95)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$65.19	$1.91	$(6.45)	$(4.54)	$(2.34)	$0.00	$0.00	$(2.34)

06/30/2022	86.49	4.78	(21.26)	(16.48)	(4.82)	0.00	0.00	(4.82)

06/30/2021	83.31	2.10	2.85	4.95	(1.77)	0.00	0.00	(1.77)

06/30/2020	69.61	0.19	15.22	15.41	(1.71)	0.00	0.00	(1.71)

06/30/2019	67.57	1.58	1.72	3.30	(1.26)	0.00	0.00	(1.26)

06/30/2018	65.64	2.03	1.79	3.82	(1.89)	0.00	0.00	(1.89)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$57.62	$1.96	$(3.68)	$(1.72)	$(1.98)	$0.00	$0.00	$(1.98)

06/30/2022	65.77	3.65	(7.47)	(3.82)	(3.79)	(0.54)	0.00	(4.33)

06/30/2021	63.20	2.07	1.89	3.96	(1.39)	0.00	0.00	(1.39)

06/30/2020	59.46	0.22	4.82	5.04	(1.09)	0.00	(0.21)	(1.30)

06/30/2019	57.61	1.08	1.57	2.65	(0.80)	0.00	0.00	(0.80)

06/30/2018	57.61	1.25	(0.07)	1.18	(1.18)	0.00	0.00	(1.18)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$88.56	$2.45	$1.04	$3.49	$(2.95)	$0.00	$0.00	$(2.95)

06/30/2022	99.99	3.33	(11.31)	(7.98)	(3.45)	0.00	0.00	(3.45)

06/30/2021	91.45	3.70	9.16	12.86	(4.32)	0.00	0.00	(4.32)

06/30/2020	100.71	4.08	(8.54)	(4.46)	(4.80)	0.00	0.00	(4.80)

06/30/2019	100.07	4.63	0.90	5.53	(4.89)	0.00	0.00	(4.89)

06/30/2018	101.62	4.44	(1.28)	3.16	(4.71)	0.00	0.00	(4.71)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$96.33	$1.74	$(3.11)	$(1.37)	$(1.90)	$0.00	$0.00	$(1.90)

06/30/2022	114.60	2.64	(18.11)	(15.47)	(2.72)	(0.08)	0.00	(2.80)

06/30/2021	114.04	2.92	0.79	3.71	(3.01)	(0.14)	0.00	(3.15)

06/30/2020	107.27	3.40	6.88	10.28	(3.51)	0.00	0.00	(3.51)

06/30/2019	100.41	3.44	6.96	10.40	(3.54)	0.00	0.00	(3.54)

06/30/2018	104.90	3.31	(4.43)	(1.12)	(3.31)	(0.06)	0.00	(3.37)

PIMCO Active Bond Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$95.16	$1.73	$(4.38)	$(2.65)	$(1.91)	$0.00	$0.00	$(1.91)

06/30/2022	111.01	2.52	(15.52)	(13.00)	(2.85)	0.00	0.00	(2.85)

06/30/2021	111.39	2.27	0.16	2.43	(2.81)	0.00	0.00	(2.81)

06/30/2020	107.54	2.88	4.42	7.30	(3.45)	0.00	0.00	(3.45)

06/30/2019	103.19	3.54	4.49	8.03	(3.68)	0.00	0.00	(3.68)

06/30/2018	106.07	3.17	(2.73)	0.44	(3.06)	0.00	(0.26)	(3.32)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$96.16	$1.40	$(1.93)	$(0.53)	$(1.37)	$0.00	$0.00	$(1.37)

06/30/2022	101.78	1.43	(5.87)	(4.44)	(1.18)	0.00	0.00	(1.18)

06/30/2021	101.79	1.16	0.43	1.59	(1.60)	0.00	0.00	(1.60)

06/30/2020	100.15	2.61	2.06	4.67	(3.03)	0.00	0.00	(3.03)

06/30/2019	99.61	2.96	0.62	3.58	(3.04)	0.00	0.00	(3.04)

06/30/2018	101.02	2.51	(1.42)	1.09	(2.50)	0.00	0.00	(2.50)

24	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

$87.25	(17.85)%	$747,763	0.15	%*	0.15	%*	0.15	%*	0.15	%*	3.12	%*	10%

108.27	(24.29)	435,244	0.15		0.15		0.15		0.15		1.90		12

145.38	(14.70)	395,447	0.15		0.15		0.15		0.15		1.59		25

173.14	37.97	375,713	0.15		0.15		0.15		0.15		1.98		14

128.17	14.17	265,315	0.15		0.15		0.15		0.15		2.79		21

115.51	1.08	164,028	0.15		0.15		0.15		0.15		2.71		19

$49.87	(2.03)%	$1,130,640	0.20	%*	0.20	%*	0.20	%*	0.20	%*	4.31	%*	12%

52.31	0.18	1,575,509	0.20		0.20		0.20		0.20		5.46		23

55.05	6.07	972,716	0.20		0.20		0.20		0.20		3.40		26

53.21	3.52	628,978	0.20		0.20		0.20		0.20		0.49		30

52.62	3.17	748,304	0.20		0.20		0.20		0.20		1.89		36

51.76	1.02	826,530	0.20		0.20		0.20		0.20		2.01		32

$58.31	(7.31)%	$630,898	0.20	%*	0.20	%*	0.20	%*	0.20	%*	6.02	%*	3%

65.19	(20.04)	620,606	0.20		0.20		0.20		0.20		5.69		4

86.49	6.00	602,828	0.20		0.20		0.20		0.20		2.46		4

83.31	22.47	614,024	0.20		0.20		0.20		0.20		0.25		9

69.61	5.06	178,903	0.20		0.20		0.20		0.20		2.45		6

67.57	5.88	254,745	0.20		0.20		0.20		0.20		3.05		10

$53.92	(3.13)%	$147,208	0.20	%*	0.20	%*	0.20	%*	0.20	%*	6.81	%*	132%

57.62	(6.25)	194,771	0.20		0.20		0.20		0.20		5.70		177

65.77	6.31	176,261	0.20		0.20		0.20		0.20		3.19		5

63.20	8.61	61,936	0.20		0.20		0.20		0.20		0.35		10

59.46	4.69	52,327	0.20		0.20		0.20		0.20		1.89		9

57.61	2.07	50,695	0.21		0.21		0.21		0.21		2.18		8

$89.10	3.98%	$1,327,579	0.55	%*	0.55	%*	0.55	%*	0.55	%*	5.36	%*	12%

88.56	(8.24)	1,115,806	0.55		0.55		0.55		0.55		3.43		45

99.99	14.35	2,239,839	0.55		0.55		0.55		0.55		3.81		65

91.45	(4.56)	1,156,826	0.56		0.56		0.55		0.55		4.22		36

100.71	5.71	1,460,224	0.56		0.56		0.55		0.55		4.66		27

100.07	3.18	1,666,164	0.56		0.56		0.55		0.55		4.41		42

$93.06	(1.43)%	$900,828	0.20	%*	0.20	%*	0.20	%*	0.20	%*	3.63	%*	10%

96.33	(13.77)	580,883	0.20		0.20		0.20		0.20		2.42		41

114.60	3.29	794,189	0.20		0.20		0.20		0.20		2.55		21

114.04	9.76	659,123	0.20		0.20		0.20		0.20		3.10		18

107.27	10.65	797,018	0.20		0.20		0.20		0.20		3.41		27

100.41	(1.12)	756,084	0.20		0.20		0.20		0.20		3.20		10

$90.60	(2.80)%	$3,211,853	0.58	%*	0.58	%*	0.55	%*	0.55	%*	3.67	%*	183%

95.16	(11.96)	3,224,915	0.56		0.56		0.55		0.55		2.37		368

111.01	2.20	4,282,895	0.55		0.55		0.55		0.55		2.04		273

111.39	6.92	3,400,704	0.57		0.57		0.55		0.55		2.65		146

107.54	7.99	2,422,925	0.73		0.73		0.55		0.55		3.42		155

103.19	0.41	2,072,132	0.76		0.76		0.55		0.55		3.03		142

$94.26	(0.55)%	$1,379,950	0.48	%*	0.48	%*	0.47	%*	0.47	%*	2.91	%*	47%

96.16	(4.38)	1,444,341	0.53		0.53		0.46		0.46		1.44		269

101.78	1.57	1,129,706	0.47		0.49		0.44		0.46		1.13		73

101.79	4.77	496,743	0.49		0.56		0.39		0.46		2.61		378

100.15	3.66	352,514	0.79		0.86		0.39		0.46		2.98		1,613

99.61	1.09	157,382	1.02		1.09		0.39		0.46		2.51		326

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$98.43	$1.23	$(0.29)	$0.94	$(2.35)	$0.00	$0.00	$(2.35)

06/30/2022	100.66	0.67	(2.11)	(1.44)	(0.71)	(0.08)	0.00	(0.79)

06/30/2021	100.64	0.74	0.26	1.00	(0.98)	0.00	0.00	(0.98)

12/10/2019 - 06/30/2020	100.00	1.04	0.49	1.53	(0.89)	0.00	0.00	(0.89)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$99.13	$1.32	$(0.22)	$1.10	$(1.50)	$0.00	$0.00	$(1.50)

06/30/2022	101.99	0.67	(2.90)	(2.23)	(0.62)	(0.01)	0.00	(0.63)

06/30/2021	101.65	0.52	0.39	0.91	(0.57)	0.00	0.00	(0.57)

06/30/2020	101.75	2.06	0.15	2.21	(2.31)	0.00	0.00	(2.31)

06/30/2019	101.58	2.73	0.11	2.84	(2.67)	0.00	0.00	(2.67)

06/30/2018	101.74	1.95	(0.23)	1.72	(1.85)	(0.03)	0.00	(1.88)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$51.56	$0.69	$(0.18)	$0.51	$(0.74)	$0.00	$0.00	$(0.74)

06/30/2022	56.72	0.92	(5.19)	(4.27)	(0.89)	0.00	0.00	(0.89)

06/30/2021	55.73	0.97	1.00	1.97	(0.98)	0.00	0.00	(0.98)

06/30/2020	54.77	1.24	0.96	2.20	(1.24)	0.00	0.00	(1.24)

06/30/2019	52.84	1.40	1.93	3.33	(1.40)	0.00	0.00	(1.40)

06/30/2018	53.48	1.30	(0.64)	0.66	(1.30)	0.00	0.00	(1.30)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$44.06	$0.80	$(0.45)	$0.35	$(0.87)	$0.00	$0.00	$(0.87)

09/08/2021 - 06/30/2022	50.00	0.66	(6.07)	(5.41)	(0.53)	0.00	0.00	(0.53)

PIMCO Senior Loan Active Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$48.18	$1.68	$0.53	$2.21	$(1.62)	$0.00	$0.00	$(1.62)

06/08/2022 – 06/30/2022	50.00	0.06	(1.88)	(1.82)	0.00	0.00	0.00	0.00

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

07/01/2022 - 12/31/2022+	$49.56	$0.48	$(0.20)	$0.28	$(0.53)	$0.00	$0.00	$(0.53)

06/30/2022	51.41	0.34	(1.89)	(1.55)	(0.30)	0.00	0.00	(0.30)

06/30/2021	51.04	0.42	0.42	0.84	(0.47)	0.00	0.00	(0.47)

06/30/2020	50.53	0.81	0.51	1.32	(0.81)	0.00	0.00	(0.81)

06/30/2019	49.91	0.95	0.61	1.56	(0.94)	0.00	0.00	(0.94)

06/30/2018	50.25	0.77	(0.35)	0.42	(0.76)	0.00	0.00	(0.76)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

26	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

$97.02	0.96%	$154,258	0.26	%*	0.38	%*	0.25	%*	0.37	%*	2.46	%*	21%

98.43	(1.43)	184,071	0.25		0.37		0.24		0.36		0.67		75

100.66	0.99	153,000	0.25		0.37		0.25		0.37		0.74		120

100.64	1.54	87,553	0.27	*	0.51	*	0.24	*	0.48	*	1.87	*	102

$98.73	1.12%	$8,814,475	0.35	%*	0.35	%*	0.35	%*	0.35	%*	2.62	%*	8%

99.13	(2.20)	11,757,526	0.36		0.36		0.35		0.35		0.67		100

101.99	0.89	14,024,433	0.35		0.35		0.35		0.35		0.51		71

101.65	2.21	13,914,440	0.37		0.37		0.35		0.35		2.03		81

101.75	2.84	11,939,913	0.36		0.36		0.35		0.35		2.70		72

101.58	1.70	9,410,140	0.42		0.42		0.35		0.35		1.92		86

$51.33	1.00%	$991,151	0.35	%*	0.35	%*	0.35	%*	0.35	%*	2.63	%*	33%

51.56	(7.63)	847,128	0.35		0.35		0.35		0.35		1.68		50

56.72	3.56	647,152	0.35		0.35		0.35		0.35		1.72		16

55.73	4.06	468,662	0.35		0.35		0.35		0.35		2.25		34

54.77	6.41	304,515	0.35		0.35		0.35		0.35		2.63		39

52.84	1.25	275,309	0.35		0.35		0.35		0.35		2.44		27

$43.54	0.81%	$53,115	0.40	%*	0.50	%*	0.40	%*	0.50	%*	3.58	%*	73%

44.06	(10.89)	42,296	0.40	*	0.68	*	0.40	*	0.68	*	1.71	*	238

$48.77	4.63%	$124,851	0.53	%*	0.73	%*	0.51	%*	0.71	%*	6.72	%*	7%

48.18	(3.64)	64,557	0.50	*	0.95	*	0.50	*	0.95	*	1.95	*	0

$49.31	0.56%	$565,080	0.35	%*	0.35	%*	0.35	%*	0.35	%*	1.92	%*	35%

49.56	(3.03)	562,994	0.35		0.35		0.35		0.35		0.67		64

51.41	1.66	452,932	0.35		0.35		0.35		0.35		0.83		27

51.04	2.64	176,581	0.35		0.35		0.35		0.35		1.60		55

50.53	3.17	96,505	0.35		0.35		0.35		0.35		1.91		49

49.91	0.83	67,874	0.35		0.35		0.35		0.35		1.55		87

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*^	$753,181	$1,126,979	$628,456	$147,035
Investments in Affiliates	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	0	98	0	0
Deposits with counterparty	0	0	0	0
Foreign currency, at value	0	0	0	0
Receivable for investments sold	0	25,003	3,235	880
Receivable for TBA investments sold	0	0	0	0
Receivable for Fund shares sold	0	0	0	0
Interest and/or dividends receivable	1	2,361	2,722	495
Reimbursement receivable from PIMCO	0	0	0	0
Total Assets	753,182	1,154,441	634,413	148,410

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$0	$0	$0	$0
Over the counter	0	0	0	0
Payable for investments purchased	0	21,319	0	0
Payable for investments purchased on a delayed-delivery basis	0	0	0	0
Payable for TBA investments purchased	0	0	0	0
Payable for unfunded loan commitments	0	0	0	0
Payable upon return of securities loaned	0	0	0	0
Deposits from counterparty	0	0	0	0
Distributions payable	5,313	2,267	3,385	1,174
Overdraft due to custodian	0	0	0	0
Accrued management fees	106	215	130	28
Accrued reimbursement to PIMCO	0	0	0	0
Other liabilities	0	0	0	0
Total Liabilities	5,419	23,801	3,515	1,202

Net Assets	$747,763	$1,130,640	$630,898	$147,208

Net Assets Consist of:

Paid in capital	$1,060,092	$1,286,383	$922,989	$188,815
Distributable earnings (accumulated loss)	(312,329)	(155,743)	(292,091)	(41,607)

Net Assets	$747,763	$1,130,640	$630,898	$147,208

Shares Issued and Outstanding	8,570	22,670	10,820	2,730

Net Asset Value Per Share Outstanding(a):	$87.25	$49.87	$58.31	$53.92

Cost of investments in securities	$1,006,284	$1,231,732	$890,799	$160,753
Cost of investments in Affiliates	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$4,141	$0	$690	$150
^ Includes securities on loan of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$1,304,089	$890,974	$3,763,960	$1,363,357	$159,939	$8,779,663	$960,842	$52,159	$130,714	$561,944
34,423	3,744	0	0	0	0	0	0	0	0

0	11	470	577	0	0	0	4	12	0
0	0	25	311	203	0	0	0	0	0
0	0	0	0	107	101	0	502	177	0
11,323	3,193	39,170	11,598	0	0	0	132	170	0
0	0	1,263	43	110	0	0	0	0	0
112	0	566	19	0	885	0	15	1,119	0
0	0	861,437	0	0	0	0	0	0	0
0	0	0	0	0	27,644	23,600	0	0	0
21,753	10,009	25,119	9,746	891	48,500	9,458	504	1,067	4,576
0	0	0	0	18	0	0	5	24	0
1,371,700	907,931	4,692,010	1,385,651	161,268	8,856,793	993,900	53,321	133,283	566,520

$33	$0	$303	$953	$0	$0	$0	$0	$0	$0
578	0	39	800	1,376	0	0	0	190	0
0	0	49,434	0	3,877	10,072	0	0	7,139	0
79	0	0	0	0	0	0	0	0	0
0	0	1,409,967	0	0	0	0	0	0	0
77	0	0	0	0	0	0	0	0	0
34,728	3,744	0	0	0	0	0	0	0	0
0	0	8,556	0	0	0	0	0	0	0
7,880	3,194	10,280	3,367	1,703	29,370	2,450	182	1,024	1,261
12	7	0	0	0	0	0	0	0	0
734	156	1,578	579	54	2,876	299	24	79	179
0	0	0	2	0	0	0	0	0	0
0	2	0	0	0	0	0	0	0	0
44,121	7,103	1,480,157	5,701	7,010	42,318	2,749	206	8,432	1,440

$1,327,579	$900,828	$3,211,853	$1,379,950	$154,258	$8,814,475	$991,151	$53,115	$124,851	$565,080

$1,650,617	$1,008,537	$3,890,075	$1,475,161	$160,073	$9,209,998	$1,032,516	$58,592	$127,378	$584,723
(323,038)	(107,709)	(678,222)	(95,211)	(5,815)	(395,523)	(41,365)	(5,477)	(2,527)	(19,643)

$1,327,579	$900,828	$3,211,853	$1,379,950	$154,258	$8,814,475	$991,151	$53,115	$124,851	$565,080

14,900	9,680	35,450	14,640	1,590	89,280	19,310	1,220	2,560	11,460

$89.10	$93.06	$90.60	$94.26	$97.02	$98.73	$51.33	$43.54	$48.77	$49.31

$1,402,199	$971,064	$4,057,187	$1,403,388	$161,790	$8,976,989	$968,011	$52,364	$132,989	$570,782
$34,423	$3,744	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$1,338	$49	$111	$0	$0	$0	$0	$0
$(2,336)	$159	$780	$(4,454)	$0	$0	$0	$0	$295	$0

$117,852	$26,318	$172,326	$5,488	$19,000	$162,402	$716	$4,000	$13,100	$560
$34,040	$3,669	$0	$0	$0	$0	$0	$0	$0	$0

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	29

Statements of Operations

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Investment Income:

Interest	$9,228	$31,370	$20,770	$8,358
Dividends, net of foreign taxes*	0	0	0	0
Securities lending income	0	0	0	0
Total Income	9,228	31,370	20,770	8,358

Expenses:

Management fees	423	1,392	667	238
Trustee fees	3	9	4	1
Interest expense	0	0	0	0
Miscellaneous expense	0	0	0	0
Total Expenses	426	1,401	671	239
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	426	1,401	671	239

Net Investment Income (Loss)	8,802	29,969	20,099	8,119

Net Realized Gain (Loss):

Investments in securities	(26,253)	(7,141)	(13,516)	(16,723)
In-kind redemptions	(722)	(22,258)	5,056	(6,583)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	(26,975)	(29,399)	(8,460)	(23,306)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(95,210)	(26,429)	(55,573)	5,666
Investments in Affiliates	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(95,210)	(26,429)	(55,573)	5,666

Net Increase (Decrease) in Net Assets Resulting from Operations	$(113,383)	$(25,859)	$(43,934)	$(9,521)

* Foreign tax withholdings - Dividends	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$39,529	$13,385	$66,917	$24,798	$2,522	$160,379	$12,733	$994	$3,797	$6,570
1	0	1,029	0	0	0	0	0	0	0
226	5	0	0	0	4	0	0	0	0
39,756	13,390	67,946	24,798	2,522	160,383	12,733	994	3,797	6,570

3,700	700	8,787	3,370	334	18,898	1,494	123	366	1,009
8	4	20	8	1	71	5	0	2	3
16	7	432	99	7	39	11	0	8	9
0	0	3	36	4	0	0	1	3	0
3,724	711	9,242	3,513	346	19,008	1,510	124	379	1,021
0	0	0	(8)	(112)	0	0	(25)	(101)	0
3,724	711	9,242	3,505	234	19,008	1,510	99	278	1,021

36,032	12,679	58,704	21,293	2,288	141,375	11,223	895	3,519	5,549

(7,706)	(9,099)	(85,378)	(21,284)	(1,594)	(80,591)	(14,519)	(1,495)	(371)	(3,423)
(12,384)	(2,966)	0	0	0	0	0	0	0	0
(2,254)	288	(19,776)	(11,596)	0	0	0	184	2	0
552	265	654	(3,603)	939	0	0	0	99	0
0	0	(985)	(662)	(20)	0	0	0	0	0

(21,792)	(11,512)	(105,485)	(37,145)	(675)	(80,591)	(14,519)	(1,311)	(270)	(3,423)

24,203	(7,080)	(59,165)	4,257	1,818	46,327	15,491	877	200	749
0	0	0	0	0	0	0	0	0	0
7,008	955	14,504	2,114	0	0	0	(18)	248	0
628	(104)	(114)	1,088	(1,745)	0	0	0	(197)	0
0	0	(227)	34	(4)	0	0	0	0	0

31,839	(6,229)	(45,002)	7,493	69	46,327	15,491	859	251	749

$46,079	$(5,062)	$(91,783)	$(8,359)	$1,682	$107,111	$12,195	$443	$3,500	$2,875

$0	$0	$17	$0	$0	$0	$0	$0	$0	$0

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	31

Statements of Changes in Net Assets

	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,802	$7,604	$29,969	$71,273
Net realized gain (loss)	(26,975)	(247)	(29,399)	8,287
Net change in unrealized appreciation (depreciation)	(95,210)	(117,925)	(26,429)	(88,032)

Net Increase (Decrease) in Net Assets Resulting from Operations	(113,383)	(110,568)	(25,859)	(8,472)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(11,275)	(6,660)	(39,063)	(69,174)

Total Distributions(a)	(11,275)	(6,660)	(39,063)	(69,174)

Fund Share Transactions:

Receipts for shares sold	574,436	391,628	152,221	949,963
Cost of shares redeemed	(137,259)	(234,603)	(532,168)	(269,524)
Net increase (decrease) resulting from Fund share transactions	437,177	157,025	(379,947)	680,439

Total Increase (Decrease) in Net Assets	312,519	39,797	(444,869)	602,793

Net Assets:

Beginning of period	435,244	395,447	1,575,509	972,716
End of period	$747,763	$435,244	$1,130,640	$1,575,509

Shares of Beneficial Interest:

Shares sold	6,100	2,900	3,000	17,400
Shares redeemed	(1,550)	(1,600)	(10,450)	(4,950)
Net increase (decrease) in shares outstanding	4,550	1,300	(7,450)	12,450

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund		PIMCO Active Bond Exchange-Traded Fund

Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

$20,099	$43,867	$8,119	$12,262	$36,032	$61,463	$12,679	$18,264	$58,704	$96,634
(8,460)	(7,376)	(23,306)	685	(21,792)	(61,057)	(11,512)	(15,120)	(105,485)	(203,891)
(55,573)	(206,156)	5,666	(26,644)	31,839	(149,141)	(6,229)	(108,859)	(45,002)	(397,304)

(43,934)	(169,665)	(9,521)	(13,697)	46,079	(148,735)	(5,062)	(105,715)	(91,783)	(504,561)

(23,981)	(42,424)	(8,811)	(14,257)	(42,789)	(64,850)	(14,243)	(19,457)	(65,011)	(109,815)

(23,981)	(42,424)	(8,811)	(14,257)	(42,789)	(64,850)	(14,243)	(19,457)	(65,011)	(109,815)

255,271	567,756	159,957	132,061	797,624	984,145	377,488	165,347	246,516	396,091
(177,064)	(337,889)	(189,188)	(85,597)	(589,141)	(1,894,593)	(38,238)	(253,481)	(102,784)	(839,695)
78,207	229,867	(29,231)	46,464	208,483	(910,448)	339,250	(88,134)	143,732	(443,604)

10,292	17,778	(47,563)	18,510	211,773	(1,124,033)	319,945	(213,306)	(13062)	(1,057,980)

620,606	602,828	194,771	176,261	1,115,806	2,239,839	580,883	794,189	3,224,915	4,282,895
$630,898	$620,606	$147,208	$194,771	$1,327,579	$1,115,806	$900,828	$580,883	$3,211,853	$3,224,915

4,200	6,600	2,750	2,050	8,850	10,250	4,050	1,450	2,680	3,690
(2,900)	(4,050)	(3,400)	(1,350)	(6,550)	(20,050)	(400)	(2,350)	(1,120)	(8,380)
1,300	2,550	(650)	700	2,300	(9,800)	3,650	(900)	1,560	(4,690)

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	33

Statements of Changes in Net Assets	(Cont.)

	PIMCO Enhanced Low Duration Active Exchange-Traded Fund		PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$21,293	$17,500	$2,288	$1,154
Net realized gain (loss)	(37,145)	(18,028)	(675)	(68)
Net change in unrealized appreciation (depreciation)	7,493	(54,812)	69	(3,625)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,359)	(55,340)	1,682	(2,539)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(20,592)	(14,527)	(4,113)	(1,355)

Total Distributions(a)	(20,592)	(14,527)	(4,113)	(1,355)

Fund Share Transactions:

Receipts for shares sold	68,159	434,297	9,803	90,055
Cost of shares redeemed	(103,599)	(49,795)	(37,185)	(55,090)
Net increase (decrease) resulting from Fund share transactions	(35,440)	384,502	(27,382)	34,965

Total Increase (Decrease) in Net Assets	(64,391)	314,635	(29,813)	31,071

Net Assets:

Beginning of period	1,444,341	1,129,706	184,071	153,000
End of period	$1,379,950	$1,444,341	$154,258	$184,071

Shares of Beneficial Interest:

Shares sold	720	4,420	100	900
Shares redeemed	(1,100)	(500)	(380)	(550)
Net increase (decrease) in shares outstanding	(380)	3,920	(280)	350

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b)	Inception date of the Fund was September 08, 2021.
(c)	Inception date of the Fund was June 08, 2022.

34	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Municipal Income Opportunities Active Exchange-Traded Fund		PIMCO Senior Loan Active Exchange-Traded Fund		PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Inception date through June 30, 2022(b)	Six Months Ended December 31, 2022 (Unaudited)	Inception date through June 30, 2022(c)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

$141,375	$90,004	$11,223	$11,992	$895	$564	$3,519	$76	$5,549	$3,532
(80,591)	(111,160)	(14,519)	(15,189)	(1,311)	(3,982)	(270)	3	(3,423)	(6,193)
46,327	(272,391)	15,491	(53,344)	859	(1,057)	251	(2,475)	749	(14,179)

107,111	(293,547)	12,195	(56,541)	443	(4,475)	3,500	(2,396)	2,875	(16,840)

(156,201)	(82,303)	(12,284)	(11,421)	(992)	(453)	(3,631)	0	(6,033)	(3,141)

(156,201)	(82,303)	(12,284)	(11,421)	(992)	(453)	(3,631)	0	(6,033)	(3,141)

978,573	2,413,528	288,602	442,545	28,769	53,425	66,311	66,953	42,562	232,044
(3,872,534)	(4,304,585)	(144,490)	(174,607)	(17,401)	(6,201)	(5,886)	0	(37,318)	(102,001)
(2,893,961)	(1,891,057)	144,112	267,938	11,368	47,224	60,425	66,953	5,244	130,043

(2,943,051)	(2,266,907)	144,023	199,976	10,819	42,296	60,294	64,557	2,086	110,062

11,757,526	14,024,433	847,128	647,152	42,296	0	64,557	0	562,994	452,932
$8,814,475	$11,757,526	$991,151	$847,128	$53,115	$42,296	$124,851	$64,557	$565,080	$562,994

9,870	23,940	5,660	8,340	660	1,100	1,340	1,340	860	4,570
(39,200)	(42,840)	(2,780)	(3,320)	(400)	(140)	(120)	0	(760)	(2,020)
(29,330)	(18,900)	2,880	5,020	260	960	1,220	1,340	100	2,550

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	35

Schedule of Investments	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.7%

U.S. TREASURY OBLIGATIONS 100.1%

U.S. Treasury STRIPS (a)
0.000% due 08/15/2047	$40,566	$14,775
0.000% due 11/15/2047	110,486	40,131
0.000% due 02/15/2048	110,291	39,792
0.000% due 05/15/2048	110,390	39,679
0.000% due 08/15/2048	110,654	39,527
0.000% due 11/15/2048	120,694	43,140
0.000% due 02/15/2049	111,023	39,395
0.000% due 05/15/2049	110,040	38,827
0.000% due 08/15/2049	110,402	38,386
0.000% due 11/15/2049	106,457	36,886
0.000% due 02/15/2050	104,558	35,690
0.000% due 05/15/2050	109,999	37,187
0.000% due 08/15/2050	115,199	38,528
0.000% due 11/15/2050	114,514	37,988
0.000% due 02/15/2051	111,608	36,835
0.000% due 05/15/2051	134,037	44,091
0.000% due 08/15/2051	133,645	43,567
0.000% due 11/15/2051	104,393	33,652

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/15/2052	$75,291	$24,268
0.000% due 05/15/2052	89,310	28,738
0.000% due 08/15/2052	55,955	17,958

Total U.S. Treasury Obligations (Cost $1,002,143)		749,040

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		4,141

Total Short-Term Instruments (Cost $4,141)		4,141

Total Investments in Securities (Cost $1,006,284)		753,181

Total Investments 100.7% (Cost $1,006,284)		$753,181

Other Assets and Liabilities, net (0.7)%		(5,418)

Net Assets 100.0%		$747,763

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$4,141	U.S. Treasury Bills 0.000% due 12/28/2023	$(4,224)	$4,141	$4,141

Total Repurchase Agreements						$(4,224)	$4,141	$4,141

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$4,141	$0	$0	$0	$4,141	$(4,224)	$(83)

Total Borrowings and Other Financing Transactions	$4,141	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

36	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$749,040	$0	$749,040
Short-Term Instruments
Repurchase Agreements	0	4,141	0	4,141

Total Investments	$0	$753,181	$0	$753,181

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	37

Schedule of Investments	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

U.S. TREASURY OBLIGATIONS 99.7%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 07/15/2024	$109,819	$106,292
0.125% due 10/15/2024	42,516	40,950
0.125% due 04/15/2025	90,384	86,155
0.125% due 10/15/2025	15,677	14,903
0.125% due 04/15/2026	134,177	126,182
0.125% due 07/15/2026	14,048	13,242
0.125% due 10/15/2026	20,785	19,489
0.125% due 04/15/2027	13,777	12,844
0.125% due 01/15/2032	11,219	9,835
0.250% due 01/15/2025	80,780	77,501
0.375% due 07/15/2025	88,085	84,616
0.375% due 01/15/2027	51,909	48,968
0.375% due 07/15/2027	37,095	34,975
0.500% due 04/15/2024	86,702	84,323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.500% due 01/15/2028	$83,499	$78,556
0.625% due 01/15/2024	24,082	23,572
0.625% due 01/15/2026	138,763	133,235
0.750% due 07/15/2028	41,489	39,541
1.625% due 10/15/2027	18,718	18,705
2.375% due 01/15/2025	73,022	73,095

Total U.S. Treasury Obligations (Cost $1,231,732)		1,126,979

Total Investments in Securities (Cost $1,231,732)		1,126,979

Total Investments 99.7% (Cost $1,231,732)		$1,126,979

Other Assets and Liabilities, net 0.3%		3,661

Net Assets 100.0%		$1,130,640

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,126,979	$0	$1,126,979

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

38	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.5%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 02/15/2051	$19,605	$12,645
0.125% due 02/15/2052	21,314	13,825
0.250% due 02/15/2050	42,712	28,844
0.625% due 02/15/2043	85,080	68,718
0.750% due 02/15/2042	79,562	66,663
0.750% due 02/15/2045	87,187	70,591
0.875% due 02/15/2047	68,708	56,394
1.000% due 02/15/2046	69,384	58,995
1.000% due 02/15/2048	68,645	57,846
1.000% due 02/15/2049	43,788	36,645
1.375% due 02/15/2044	80,714	75,035
2.125% due 02/15/2040	12,067	12,784
2.125% due 02/15/2041	64,873	68,781

Total U.S. Treasury Obligations (Cost $890,109)		627,766

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$690

Total Short-Term Instruments (Cost $690)	690

Total Investments in Securities (Cost $890,799)	628,456

Total Investments 99.6% (Cost $890,799)	$628,456

Other Assets and Liabilities, net 0.4%	2,442

Net Assets 100.0%	$630,898

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$690	U.S. Treasury Bills 0.000% due 12/28/2023	$(704)	$690	$690

Total Repurchase Agreements						$(704)	$690	$690

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$690	$0	$0	$0	$690	$(704)	$(14)

Total Borrowings and Other Financing Transactions	$690	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$627,766	$0	$627,766
Short-Term Instruments
Repurchase Agreements	0	690	0	690

Total Investments	$0	$628,456	$0	$628,456

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	39

Schedule of Investments	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

U.S. TREASURY OBLIGATIONS 99.8%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 07/15/2024	$6,821	$6,602
0.125% due 10/15/2024	6,544	6,303
0.125% due 04/15/2025	6,960	6,635
0.125% due 10/15/2025	548	521
0.125% due 04/15/2026	7,237	6,806
0.125% due 07/15/2026	1,208	1,139
0.125% due 10/15/2026	4,302	4,034
0.125% due 04/15/2027	836	779
0.125% due 01/15/2030	7,504	6,745
0.125% due 07/15/2030	6,695	5,999
0.125% due 01/15/2031	1,256	1,116
0.125% due 07/15/2031	6,885	6,088
0.125% due 01/15/2032	3,445	3,020
0.250% due 01/15/2025	7,046	6,760
0.250% due 07/15/2029	1,353	1,239
0.375% due 07/15/2025	2,885	2,772
0.375% due 01/15/2027	1,532	1,445
0.375% due 07/15/2027	1,226	1,155
0.500% due 04/15/2024	6,554	6,374
0.500% due 01/15/2028	1,247	1,173

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 01/15/2024	$6,837	$6,692
0.625% due 01/15/2026	2,020	1,940
0.625% due 07/15/2032	1,410	1,293
0.625% due 02/15/2043	6,145	4,963
0.750% due 07/15/2028	908	866
0.750% due 02/15/2042	4,260	3,569
0.750% due 02/15/2045	6,252	5,062
0.875% due 01/15/2029	1,952	1,861
1.000% due 02/15/2046	347	295
1.000% due 02/15/2048	4,918	4,145
1.000% due 02/15/2049	105	88
1.375% due 02/15/2044	5,920	5,504
2.000% due 01/15/2026	195	195
2.125% due 02/15/2040	176	187
2.125% due 02/15/2041	5,851	6,204
2.375% due 01/15/2025	7,026	7,033
2.375% due 01/15/2027	1,089	1,111
2.500% due 01/15/2029	5,122	5,343
3.375% due 04/15/2032	3,009	3,446
3.625% due 04/15/2028	4,525	4,934
3.875% due 04/15/2029	4,847	5,449

Total U.S. Treasury Obligations (Cost $160,603)		146,885

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$150

Total Short-Term Instruments (Cost $150)	150

Total Investments in Securities (Cost $160,753)	147,035

Total Investments 99.9% (Cost $160,753)	$147,035

Other Assets and Liabilities, net 0.1%	173

Net Assets 100.0%	$147,208

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$150	U.S. Treasury Bills 0.000% due 12/28/2023	$(153)	$150	$150

Total Repurchase Agreements						$(153)	$150	$150

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$150	$0	$0	$0	$150	$(153)	$(3)

Total Borrowings and Other Financing Transactions	$150	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

40	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$146,885	$0	$146,885
Short-Term Instruments
Repurchase Agreements	0	150	0	150

Total Investments	$0	$147,035	$0	$147,035

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	41

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

AmSurg LLC
TBD% due 04/29/2027 µ	$77	$75

Envision Healthcare Corp.
12.119% due 04/29/2027	423	414
15.744% due 04/28/2028	739	605

Intelsat Jackson Holdings SA
7.445% due 02/01/2029	1,575	1,523

Total Loan Participations and Assignments (Cost $3,175)		2,617

CORPORATE BONDS & NOTES 88.1%

BANKING & FINANCE 16.0%

Acrisure LLC
7.000% due 11/15/2025	935	861
10.125% due 08/01/2026	1,712	1,668

AerCap Holdings NV
5.875% due 10/10/2079 •	741	676

Allied Universal Holdco LLC
6.625% due 07/15/2026	6,814	6,249
9.750% due 07/15/2027	3,801	3,315

Ally Financial, Inc.
5.750% due 11/20/2025	4,801	4,656

AssuredPartners, Inc.
7.000% due 08/15/2025	1,233	1,194

Brookfield Property REIT, Inc.
4.500% due 04/01/2027	3,165	2,650
5.750% due 05/15/2026	2,723	2,492

Castlelake Aviation Finance DAC
5.000% due 04/15/2027	3,641	3,173

Commerzbank AG
8.125% due 09/19/2023	3,604	3,633

Credit Acceptance Corp.
5.125% due 12/31/2024	1,119	1,055
6.625% due 03/15/2026	3,974	3,773

Deutsche Bank AG
4.296% due 05/24/2028 •	2,756	2,593
4.500% due 04/01/2025	1,006	957

Diversified Healthcare Trust
9.750% due 06/15/2025	1,201	1,153

Enact Holdings, Inc.
6.500% due 08/15/2025	4,060	3,991

Enova International, Inc.
8.500% due 09/01/2024	521	491
8.500% due 09/15/2025	1,761	1,636

Five Point Operating Co. LP
7.875% due 11/15/2025	1,920	1,617

Ford Motor Credit Co. LLC
2.300% due 02/10/2025	988	904
2.700% due 08/10/2026	2,857	2,485
3.370% due 11/17/2023	20	20
3.375% due 11/13/2025	250	226
3.664% due 09/08/2024	1,044	996
3.810% due 01/09/2024	449	437
3.815% due 11/02/2027	200	176
4.063% due 11/01/2024	1,011	973
4.134% due 08/04/2025	1,599	1,500
4.271% due 01/09/2027	3,225	2,922
4.389% due 01/08/2026	4,436	4,142
4.542% due 08/01/2026	1,691	1,561
4.687% due 06/09/2025	1,188	1,132
4.950% due 05/28/2027	1,913	1,788
5.125% due 06/16/2025	2,858	2,754
5.584% due 03/18/2024	1,637	1,619

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	4,291	4,042
9.750% due 08/01/2027	789	792

Freedom Mortgage Corp.
6.625% due 01/15/2027	850	663
7.625% due 05/01/2026	2,014	1,683
8.125% due 11/15/2024	1,413	1,302
8.250% due 04/15/2025	1,710	1,541

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Getty Images, Inc.
9.750% due 03/01/2027	$2,607	$2,577

Global Aircraft Leasing Co. Ltd. (6.500% Cash or 7.250% PIK)
6.500% due 09/15/2024 (a)	155	132

Global Atlantic Fin Co.
4.700% due 10/15/2051 •	2,714	2,072

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	250	245

GTCR AP Finance, Inc.
8.000% due 05/15/2027	2,113	2,027

HAT Holdings LLC
3.375% due 06/15/2026	4,939	4,298

HUB International Ltd.
7.000% due 05/01/2026	4,752	4,662

Icahn Enterprises LP
4.750% due 09/15/2024	2,352	2,260
6.250% due 05/15/2026	448	432
6.375% due 12/15/2025	906	880

Intesa Sanpaolo SpA
5.017% due 06/26/2024	7,668	7,376
5.710% due 01/15/2026	1,266	1,218

iStar, Inc.
4.250% due 08/01/2025	272	267
4.750% due 10/01/2024	742	738

Jefferson Capital Holdings LLC
6.000% due 08/15/2026	2,776	2,301

KCA Deutag U.K. Finance PLC
9.875% due 12/01/2025 (i)	262	248

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027	3,647	3,070
5.250% due 10/01/2025	1,340	1,261

LFS Topco LLC
5.875% due 10/15/2026	2,817	2,277

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •	3,312	2,702

MPT Operating Partnership LP
5.000% due 10/15/2027	1,053	887
5.250% due 08/01/2026 (g)	4,025	3,672

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027	3,367	3,019

Navient Corp.
5.000% due 03/15/2027	337	296
5.500% due 01/25/2023	1,547	1,547
5.875% due 10/25/2024	955	926
6.125% due 03/25/2024	3,962	3,888
6.750% due 06/25/2025	742	714
6.750% due 06/15/2026	3,970	3,770
7.250% due 09/25/2023	100	100

Newmark Group, Inc.
6.125% due 11/15/2023	2,402	2,383

NFP Corp.
6.875% due 08/15/2028	512	423

NMI Holdings, Inc.
7.375% due 06/01/2025	2,417	2,445

OneMain Finance Corp.
3.500% due 01/15/2027	40	33
5.625% due 03/15/2023	5,049	5,038
6.125% due 03/15/2024	3,752	3,638
6.875% due 03/15/2025	1,929	1,857
7.125% due 03/15/2026	6,279	5,985
8.250% due 10/01/2023	90	91

Oxford Finance LLC
6.375% due 02/01/2027	4,156	3,874

Park Intermediate Holdings LLC
7.500% due 06/01/2025	3,105	3,108

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	4,542	4,101

PRA Group, Inc.
7.375% due 09/01/2025	4,173	4,061

Provident Funding Associates LP
6.375% due 06/15/2025	4,818	4,216

RLJ Lodging Trust LP
3.750% due 07/01/2026	1,880	1,677

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rocket Mortgage LLC
2.875% due 10/15/2026	$3,584	$3,078

SBA Communications Corp.
3.875% due 02/15/2027	10	9

Service Properties Trust
4.750% due 10/01/2026	852	672
7.500% due 09/15/2025	7,356	7,019

SLM Corp.
3.125% due 11/02/2026	3,077	2,621
4.200% due 10/29/2025	1,915	1,755

Starwood Property Trust, Inc.
3.625% due 07/15/2026	978	857
3.750% due 12/31/2024	1,489	1,400
4.375% due 01/15/2027	1,019	893
4.750% due 03/15/2025	336	321
5.500% due 11/01/2023	661	656

UniCredit SpA
5.861% due 06/19/2032 •	1,045	919

Uniti Group LP
7.875% due 02/15/2025	1,221	1,185

USI, Inc.
6.875% due 05/01/2025	3,724	3,593

VICI Properties LP
3.750% due 02/15/2027	10	9

Voyager Aviation Holdings LLC
8.500% due 05/09/2026	1,147	910

XHR LP
6.375% due 08/15/2025	2,775	2,672

		212,852

INDUSTRIALS 65.5%

Adient Global Holdings Ltd.
4.875% due 08/15/2026	2,593	2,418

ADT Security Corp.
4.125% due 06/15/2023	519	514

AECOM
5.125% due 03/15/2027	10	10

AerCap Global Aviation Trust
6.500% due 06/15/2045 •	110	104

Air Canada
3.875% due 08/15/2026	7,387	6,555

Albertsons Cos., Inc.
3.250% due 03/15/2026	2,035	1,859
3.500% due 02/15/2023	1,048	1,043
4.625% due 01/15/2027	245	228
7.500% due 03/15/2026	2,903	2,969

Albion Financing 1 SARL
6.125% due 10/15/2026	1,337	1,194

Albion Financing 2 SARL
8.750% due 04/15/2027	316	271

Allegiant Travel Co.
7.250% due 08/15/2027	5,413	5,156

Altice France Holding SA
10.500% due 05/15/2027	5,431	4,153

Altice France SA
8.125% due 02/01/2027	5,244	4,787

AMC Entertainment Holdings, Inc.
10.000% due 06/15/2026 (g)	894	364

AMC Networks, Inc.
4.750% due 08/01/2025	5,000	3,809
5.000% due 04/01/2024	1,305	1,222

American Airlines Group, Inc.
3.750% due 03/01/2025 (g)	507	430

American Airlines Pass-Through Trust
3.375% due 11/01/2028	417	348
3.700% due 04/01/2028	323	279

American Airlines, Inc.
5.500% due 04/20/2026	14,439	13,910
11.750% due 07/15/2025	3,606	3,876

Antero Resources Corp.
8.375% due 07/15/2026	20	21

42	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arconic Corp.
6.000% due 05/15/2025	$2,092	$2,062

ARD Finance SA (6.500% Cash or 7.250% PIK)
6.500% due 06/30/2027 (a)	4,397	3,065

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	3,997	3,470
5.250% due 04/30/2025	1,366	1,302
5.250% due 08/15/2027	1,852	1,388

Artera Services LLC
9.033% due 12/04/2025	3,107	2,593

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	3,953	3,841

At Home Group, Inc.
4.875% due 07/15/2028 (g)	356	251
7.125% due 07/15/2029 (g)	353	205

ATP Tower Holdings LLC
4.050% due 04/27/2026	1,947	1,720

Audacy Capital Corp.
6.500% due 05/01/2027	700	133

Avient Corp.
5.750% due 05/15/2025	2,267	2,214

Axalta Coating Systems LLC
4.750% due 06/15/2027 (g)	2,477	2,294

B&G Foods, Inc.
5.250% due 04/01/2025	6,549	5,753

B.C. Unlimited Liability Co.
5.750% due 04/15/2025	495	492

Ball Corp.
4.000% due 11/15/2023	19	19
4.875% due 03/15/2026	1,948	1,890
5.250% due 07/01/2025	4,690	4,637

Bath & Body Works, Inc.
6.694% due 01/15/2027	1,107	1,102
9.375% due 07/01/2025	1,922	2,055

Bausch Health Cos., Inc.
5.500% due 11/01/2025 (g)	2,019	1,719
6.125% due 02/01/2027	741	512
11.000% due 09/30/2028	2,522	1,979
14.000% due 10/15/2030 (g)	495	296

BC Ltd.
9.000% due 01/30/2028	1,392	1,362

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027	2,844	2,554

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (a)	2,288	1,417

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026 (g)	1,991	1,863

Berry Global, Inc.
4.500% due 02/15/2026	772	739

Blackstone Mortgage Trust, Inc.
3.750% due 01/15/2027	10	9

Block, Inc.
2.750% due 06/01/2026	4,017	3,594

Bombardier, Inc.
7.125% due 06/15/2026	9,377	9,115
7.500% due 03/15/2025	3,151	3,127

Boxer Parent Co., Inc.
7.125% due 10/02/2025	2,972	2,895
9.125% due 03/01/2026	447	422

Buckeye Partners LP
3.950% due 12/01/2026	940	842
4.125% due 03/01/2025	583	556
4.150% due 07/01/2023	270	266
4.350% due 10/15/2024	310	300

Caesars Entertainment, Inc.
6.250% due 07/01/2025	11,238	10,943

Caesars Resort Collection LLC
5.750% due 07/01/2025	746	731

Camelot Finance SA
4.500% due 11/01/2026	824	774

Carnival Corp.
5.750% due 03/01/2027	666	477
7.625% due 03/01/2026	1,829	1,453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.875% due 08/01/2027	$666	$630
10.500% due 02/01/2026	5,192	5,225

Carnival Holdings Bermuda Ltd.
10.375% due 05/01/2028	1,584	1,629

Carvana Co.
5.625% due 10/01/2025	2,511	1,132

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	3,370	3,141

CCO Holdings LLC
5.500% due 05/01/2026	4,299	4,169

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	4,300	3,711

CEC Entertainment LLC
6.750% due 05/01/2026	1,264	1,177

Cedar Fair LP
5.500% due 05/01/2025	1,090	1,080

Cengage Learning, Inc.
9.500% due 06/15/2024	466	445

CGG SA
8.750% due 04/01/2027 (g)	4,199	3,363

Chemours Co.
5.375% due 05/15/2027	2,367	2,190

Chesapeake Energy Corp.
5.500% due 02/01/2026	4,540	4,387

Chobani LLC
7.500% due 04/15/2025	2,660	2,594

Churchill Downs, Inc.
5.500% due 04/01/2027	3,614	3,430

Cimpress PLC
7.000% due 06/15/2026	4,344	3,010

Cinemark USA, Inc.
5.875% due 03/15/2026	2,074	1,730
8.750% due 05/01/2025	744	753

Citgo Holding, Inc.
9.250% due 08/01/2024	265	265

Citgo Petroleum Corp.
7.000% due 06/15/2025	264	258

Clarios Global LP
6.250% due 05/15/2026	3,040	2,976
6.750% due 05/15/2025	4,122	4,138

Clear Channel International BV
6.625% due 08/01/2025	1,546	1,478

Clearwater Paper Corp.
5.375% due 02/01/2025	374	365

Cleveland-Cliffs, Inc.
6.750% due 03/15/2026	2,375	2,385

Cloud Software Group Holdings, Inc.
6.500% due 03/31/2029	1,584	1,337

CNX Resources Corp.
7.250% due 03/14/2027	133	132

Cogent Communications Group, Inc.
3.500% due 05/01/2026	1,025	932
7.000% due 06/15/2027	5,407	5,305

Colgate Energy Partners LLC
7.750% due 02/15/2026	2,561	2,497

CommScope Technologies LLC
5.000% due 03/15/2027	1,301	886
6.000% due 06/15/2025	1,338	1,220

CommScope, Inc.
6.000% due 03/01/2026	4,801	4,441
8.250% due 03/01/2027	6,178	4,798

Community Health Systems, Inc.
5.625% due 03/15/2027	2,746	2,360
8.000% due 03/15/2026	7,683	7,011

Connect Finco SARL
6.750% due 10/01/2026	6,115	5,680

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026 (g)	494	213

Coty, Inc.
5.000% due 04/15/2026	4,613	4,381
6.500% due 04/15/2026 (g)	4,708	4,527

Crown Americas LLC
4.250% due 09/30/2026	1,280	1,223
4.750% due 02/01/2026	344	335

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026	$2,527	$2,606

CSC Holdings LLC
5.500% due 04/15/2027	312	262

CVR Energy, Inc.
5.250% due 02/15/2025	2,297	2,117

Dave & Buster’s, Inc.
7.625% due 11/01/2025	257	259

DCP Midstream Operating LP
3.875% due 03/15/2023	749	746
5.625% due 07/15/2027	1,047	1,040

Delta Air Lines, Inc.
2.900% due 10/28/2024	2,548	2,418
3.800% due 04/19/2023	137	136
7.375% due 01/15/2026	10,553	10,800

Diamond Foreign Asset Co. (9.000% Cash or 13.000% PIK)
9.000% due 04/22/2027 (a)	157	149

Diamond Offshore Drilling, Inc.
13.000% due 12/21/2026 «	79	78

Diamond Sports Group LLC
5.375% due 08/15/2026	6,810	809

Diebold Nixdorf, Inc.
9.375% due 07/15/2025	2,176	1,480

DirecTV Financing LLC
5.875% due 08/15/2027	9,643	8,646

DISH DBS Corp.
5.000% due 03/15/2023	4,897	4,884
5.250% due 12/01/2026	8,082	6,823
5.875% due 11/15/2024	1,964	1,829
7.750% due 07/01/2026	4,428	3,580

DISH Network Corp.
11.750% due 11/15/2027	3,394	3,500

DKT Finance ApS
9.375% due 06/17/2023	462	458

Earthstone Energy Holdings LLC
8.000% due 04/15/2027	460	441

Energean PLC
6.500% due 04/30/2027	1,937	1,805

EnLink Midstream Partners LP
4.150% due 06/01/2025	748	708
4.850% due 07/15/2026	802	755

Ensign Drilling, Inc.
9.250% due 04/15/2024	840	795

EQM Midstream Partners LP
4.000% due 08/01/2024	1,335	1,285
4.125% due 12/01/2026	1,421	1,267
6.000% due 07/01/2025	1,495	1,445
7.500% due 06/01/2027	1,995	1,956

Exela Intermediate LLC
11.500% due 07/15/2026 (g)	1,298	227

FAGE International SA
5.625% due 08/15/2026	1,559	1,449

Fair Isaac Corp.
5.250% due 05/15/2026	476	467

FMG Resources Pty. Ltd.
4.500% due 09/15/2027	1,527	1,411
5.125% due 05/15/2024	1,615	1,590

Foundation Building Materials, Inc.
6.000% due 03/01/2029	300	226

Frontier Communications Holdings LLC
5.875% due 10/15/2027	7,125	6,632

Gannett Holdings LLC
6.000% due 11/01/2026 (g)	530	433

Garda World Security Corp.
4.625% due 02/15/2027	3,009	2,662
9.500% due 11/01/2027	347	335

Gates Global LLC
6.250% due 01/15/2026	3,373	3,260

Gen Digital, Inc.
5.000% due 04/15/2025	1,437	1,401
6.750% due 09/30/2027	145	142

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	43

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GFL Environmental, Inc.
3.750% due 08/01/2025	$2,636	$2,495
4.250% due 06/01/2025	537	514
5.125% due 12/15/2026	968	927

Global Medical Response, Inc.
6.500% due 10/01/2025	1,628	1,168

goeasy Ltd.
4.375% due 05/01/2026	4,101	3,635
5.375% due 12/01/2024	2,252	2,164

Golden Entertainment, Inc.
7.625% due 04/15/2026	577	570

Goodyear Tire & Rubber Co.
9.500% due 05/31/2025	251	258

GoTo Group, Inc.
5.500% due 09/01/2027	1,397	754

Gran Tierra Energy International Holdings Ltd.
6.250% due 02/15/2025	530	464

Gran Tierra Energy, Inc.
7.750% due 05/23/2027	732	594

Graphic Packaging International LLC
4.750% due 07/15/2027	656	618

GrubHub Holdings, Inc.
5.500% due 07/01/2027	742	539

Gulfport Energy Corp.
8.000% due 05/17/2026	515	503

H-Food Holdings LLC
8.500% due 06/01/2026	1,409	819

Hadrian Merger Sub, Inc.
8.500% due 05/01/2026	2,227	1,971

Hanesbrands, Inc.
4.625% due 05/15/2024	3,475	3,371
4.875% due 05/15/2026	1,045	936

Harbour Energy PLC
5.500% due 10/15/2026	2,614	2,347

Harsco Corp.
5.750% due 07/31/2027	817	646

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	1,041	944

Hertz Corp.
4.625% due 12/01/2026	1,462	1,226

Hess Midstream Operations LP
5.625% due 02/15/2026	3,414	3,331

Hexcel Corp.
4.200% due 02/15/2027	3,133	2,898
4.950% due 08/15/2025	1,179	1,151

Hillenbrand, Inc.
5.000% due 09/15/2026	1,333	1,289
5.750% due 06/15/2025	208	207

Hilton Domestic Operating Co., Inc.
5.375% due 05/01/2025	2,736	2,715

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027	3,043	2,921

Howmet Aerospace, Inc.
5.125% due 10/01/2024	278	276
5.900% due 02/01/2027	6,612	6,586
6.875% due 05/01/2025	3,347	3,440

Hudbay Minerals, Inc.
4.500% due 04/01/2026	926	842

iHeartCommunications, Inc.
5.250% due 08/15/2027	2,706	2,296
6.375% due 05/01/2026	847	781
8.375% due 05/01/2027	847	722

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (a)	569	493

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)	1,376	1,210

INEOS Quattro Finance 2 PLC
3.375% due 01/15/2026	1,833	1,686

Intelsat Jackson Holdings SA
6.500% due 03/15/2030	1,765	1,582

International Game Technology PLC
4.125% due 04/15/2026	402	375
6.500% due 02/15/2025	918	925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IQVIA, Inc.
5.000% due 10/15/2026	$7,112	$6,807
5.000% due 05/15/2027	1,889	1,805

IRB Holding Corp.
7.000% due 06/15/2025	4,081	4,077

Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023 (g)	4,312	4,293
7.750% due 10/15/2025	1,762	1,624

JELD-WEN, Inc.
4.625% due 12/15/2025	1,213	1,018
6.250% due 05/15/2025	259	244

KAR Auction Services, Inc.
5.125% due 06/01/2025	1,027	1,005

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026	330	286

LABL, Inc.
6.750% due 07/15/2026	2,618	2,472
10.500% due 07/15/2027	2,822	2,630

Laredo Petroleum, Inc.
9.500% due 01/15/2025	271	268

Las Vegas Sands Corp.
2.900% due 06/25/2025	3,069	2,823
3.500% due 08/18/2026	6,547	5,919

Legacy LifePoint Health LLC
4.375% due 02/15/2027	10	8
6.750% due 04/15/2025	1,620	1,527

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	1,343	1,197

Life Time, Inc.
5.750% due 01/15/2026	738	688

Ligado Networks LLC (15.500% PIK)
15.500% due 11/01/2023 (a)	7,426	2,224

Ligado Networks LLC (17.500% PIK)
17.500% due 05/01/2024 (a)	693	48

Lindblad Expeditions LLC
6.750% due 02/15/2027	1,470	1,335

Live Nation Entertainment, Inc.
4.875% due 11/01/2024	3,657	3,547
5.625% due 03/15/2026	928	879
6.500% due 05/15/2027	3,370	3,305

LSF9 Atlantis Holdings LLC
7.750% due 02/15/2026	1,190	1,055

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	1,510	1,452

Manitowoc Co., Inc.
9.000% due 04/01/2026 (g)	3,262	3,071

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025	1,609	1,658

Mattel, Inc.
3.375% due 04/01/2026	3,161	2,910

Matthews International Corp.
5.250% due 12/01/2025	506	477

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	7,236	7,051
7.250% due 04/15/2025 (g)	3,947	3,658

Maxar Technologies, Inc.
7.750% due 06/15/2027	437	454

Mclaren Finance PLC
7.500% due 08/01/2026	2,790	2,106

MEG Energy Corp.
7.125% due 02/01/2027	2,577	2,632

Mercer International, Inc.
5.500% due 01/15/2026	40	38

Merlin Entertainments Ltd.
5.750% due 06/15/2026	446	418

MGM Resorts International
4.625% due 09/01/2026	3,080	2,828
5.500% due 04/15/2027	3,149	2,934
5.750% due 06/15/2025	2,340	2,278
6.000% due 03/15/2023	793	792
6.750% due 05/01/2025	2,929	2,949

Mileage Plus Holdings LLC
6.500% due 06/20/2027	657	655

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Millennium Escrow Corp.
6.625% due 08/01/2026	$1,138	$730

Mineral Resources Ltd.
8.125% due 05/01/2027	2,965	2,991

Mohegan Tribal Gaming Authority
8.000% due 02/01/2026	829	777

MoneyGram International, Inc.
5.375% due 08/01/2026	923	937

Moss Creek Resources Holdings, Inc.
7.500% due 01/15/2026	494	446

Murphy Oil USA, Inc.
5.625% due 05/01/2027	327	318

Nabors Industries Ltd.
7.250% due 01/15/2026	2,378	2,245

Nabors Industries, Inc.
5.750% due 02/01/2025	3,086	2,948
7.375% due 05/15/2027	200	194

NCL Corp. Ltd.
3.625% due 12/15/2024	1,967	1,684
5.875% due 03/15/2026	6,657	5,240
5.875% due 02/15/2027	1,682	1,459

Neptune Bidco US, Inc.
9.290% due 04/15/2029	441	417

New Fortress Energy, Inc.
6.500% due 09/30/2026	10	9
6.750% due 09/15/2025	448	425

Newell Brands, Inc.
4.450% due 04/01/2026	10,020	9,449
4.875% due 06/01/2025	1,019	993
6.375% due 09/15/2027	2,253	2,239

NextEra Energy Operating Partners LP
3.875% due 10/15/2026	35	32
4.250% due 07/15/2024	1,685	1,637

Nine Energy Service, Inc.
8.750% due 11/01/2023 (g)	329	323

Nokia Oyj
4.375% due 06/12/2027	3,036	2,871

Northriver Midstream Finance LP
5.625% due 02/15/2026	2,140	2,030

NOVA Chemicals Corp.
4.875% due 06/01/2024	441	428

Novelis Corp.
3.250% due 11/15/2026	1,458	1,309

NuStar Logistics LP
5.625% due 04/28/2027	2,354	2,205
5.750% due 10/01/2025	3,101	2,986
6.000% due 06/01/2026	1,370	1,322

Occidental Petroleum Corp.
5.500% due 12/01/2025 (i)	1,107	1,105
5.550% due 03/15/2026	2,342	2,337
5.875% due 09/01/2025	2,729	2,724
6.950% due 07/01/2024	507	518
8.500% due 07/15/2027	1,504	1,622

Olympus Water US Holding Corp.
7.125% due 10/01/2027	2,479	2,377

Open Text Corp.
6.900% due 12/01/2027	2,122	2,125

Oriflame Investment Holding PLC
5.125% due 05/04/2026	1,001	626

Outfront Media Capital LLC
6.250% due 06/15/2025	798	792

Owens-Brockway Glass Container, Inc.
5.375% due 01/15/2025	3,235	3,109
5.875% due 08/15/2023	660	658
6.375% due 08/15/2025	870	854

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027	2,134	1,896

Pactiv LLC
7.950% due 12/15/2025	2,636	2,550

Parkland Corp.
5.875% due 07/15/2027	957	910

PDC Energy, Inc.
5.750% due 05/15/2026	2,189	2,093

44	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Automotive Group, Inc.
3.500% due 09/01/2025	$410	$381

Perenti Finance Pty. Ltd.
6.500% due 10/07/2025 (g)	1,027	964

Performance Food Group, Inc.
6.875% due 05/01/2025	1,921	1,928

Permian Resources Operating LLC
5.375% due 01/15/2026 (g)	1,629	1,485
6.875% due 04/01/2027	285	269

Perrigo Finance Unlimited Co.
4.375% due 03/15/2026	2,781	2,583

Photo Holdings Merger Sub, Inc.
8.500% due 10/01/2026	3,497	2,022

Post Holdings, Inc.
5.750% due 03/01/2027	1,600	1,550

Precision Drilling Corp.
7.125% due 01/15/2026	745	722

Presidio Holdings, Inc.
4.875% due 02/01/2027	3,774	3,447

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	2,027	1,716

Prime Security Services Borrower LLC
5.250% due 04/15/2024	2,059	2,026
5.750% due 04/15/2026	3,651	3,522

PTC, Inc.
3.625% due 02/15/2025	1,421	1,356

Quebecor Media, Inc.
5.750% due 01/15/2023	5,109	5,105

QVC, Inc.
4.850% due 04/01/2024	443	411

Radiate Holdco LLC
4.500% due 09/15/2026	4,168	3,069

Range Resources Corp.
4.875% due 05/15/2025	2,390	2,274

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026	6,581	5,310

Resolute Forest Products, Inc.
4.875% due 03/01/2026	814	804

Ritchie Bros Auctioneers, Inc.
5.375% due 01/15/2025	10	10

Rite Aid Corp.
8.000% due 11/15/2026	1,669	895

Rockies Express Pipeline LLC
3.600% due 05/15/2025	443	419

Rolls-Royce PLC
3.625% due 10/14/2025	6,756	6,249
5.750% due 10/15/2027	1,585	1,512

Royal Caribbean Cruises Ltd.
5.375% due 07/15/2027	2,046	1,659
5.500% due 08/31/2026	674	568
7.500% due 10/15/2027	3,084	2,629
11.500% due 06/01/2025	2,034	2,186

RP Escrow Issuer LLC
5.250% due 12/15/2025	1,097	839

Sabre Global, Inc.
7.375% due 09/01/2025	2,810	2,705
9.250% due 04/15/2025	5,755	5,743
11.250% due 12/15/2027	1,037	1,068

Scientific Games International, Inc.
8.625% due 07/01/2025	2,563	2,619

SCIL LLC
5.375% due 11/01/2026	1,468	1,246

Seagate HDD Cayman
4.750% due 06/01/2023	3,047	3,035
4.750% due 01/01/2025	731	712
4.875% due 03/01/2024	2,794	2,743

Sealed Air Corp.
5.125% due 12/01/2024	1,040	1,024
5.500% due 09/15/2025	318	314

Select Medical Corp.
6.250% due 08/15/2026	1,608	1,532

Sensata Technologies BV
5.000% due 10/01/2025	861	842
5.625% due 11/01/2024	1,044	1,039

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shift4 Payments LLC
4.625% due 11/01/2026	$1,260	$1,193

Sigma Holdco BV
7.875% due 05/15/2026	1,438	1,031

Sinclair Television Group, Inc.
5.125% due 02/15/2027 (g)	294	240

Sirius XM Radio, Inc.
3.125% due 09/01/2026	3,671	3,264
5.000% due 08/01/2027	5,029	4,660

Six Flags Entertainment Corp.
4.875% due 07/31/2024	4,441	4,283

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025	632	637

Skillz, Inc.
10.250% due 12/15/2026 (g)	387	257

SM Energy Co.
5.625% due 06/01/2025	1,132	1,088
6.625% due 01/15/2027	966	932
6.750% due 09/15/2026	1,475	1,434

Southwestern Energy Co.
5.700% due 01/23/2025	2,200	2,165

Spectrum Brands, Inc.
5.750% due 07/15/2025	983	973

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	336	305
7.500% due 04/15/2025	7,872	7,796
9.375% due 11/30/2029	726	765

Spirit Loyalty Cayman Ltd.
8.000% due 09/20/2025	1,928	1,940

SS&C Technologies, Inc.
5.500% due 09/30/2027	7,178	6,736

Standard Industries, Inc.
5.000% due 02/15/2027	742	686

Staples, Inc.
7.500% due 04/15/2026	5,464	4,714
10.750% due 04/15/2027 (g)	534	385

Stevens Holding Co., Inc.
6.125% due 10/01/2026	297	298

Strathcona Resources Ltd.
6.875% due 08/01/2026	1,099	803

Sugarhouse HSP Gaming Prop Mezz LP
5.875% due 05/15/2025	2,059	1,925

Summer BC Bidco B LLC
5.500% due 10/31/2026	3,104	2,523

Sunnova Energy Corp.
5.875% due 09/01/2026 (g)	759	679

Surgery Center Holdings, Inc.
6.750% due 07/01/2025	987	976
10.000% due 04/15/2027	1,868	1,904

Tap Rock Resources LLC
7.000% due 10/01/2026	319	297

Team Health Holdings, Inc.
6.375% due 02/01/2025 (g)	3,948	2,281

TEGNA, Inc.
4.750% due 03/15/2026	497	483

Telesat Canada
5.625% due 12/06/2026	2,122	979

Tempo Acquisition LLC
5.750% due 06/01/2025	1,955	1,962

Tenet Healthcare Corp.
4.625% due 07/15/2024	1,162	1,135
4.625% due 09/01/2024	3,156	3,070
4.875% due 01/01/2026	6,543	6,201
6.250% due 02/01/2027	10	10

TransDigm U.K. Holdings PLC
6.875% due 05/15/2026	3,403	3,328

TransDigm, Inc.
6.250% due 03/15/2026	9,860	9,746
6.375% due 06/15/2026	4,226	4,118
7.500% due 03/15/2027	971	962
8.000% due 12/15/2025	1,533	1,559

Travel & Leisure Co.
3.900% due 03/01/2023	60	60
5.650% due 04/01/2024	2,346	2,315

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 04/01/2027	$2,018	$1,919
6.600% due 10/01/2025	298	293
6.625% due 07/31/2026	4,050	3,969

Trident TPI Holdings, Inc.
6.625% due 11/01/2025	1,621	1,416
9.250% due 08/01/2024	1,341	1,284

Trinity Industries, Inc.
4.550% due 10/01/2024	368	358

Trinseo Materials Operating S.C.A.
5.375% due 09/01/2025	1,116	920

TripAdvisor, Inc.
7.000% due 07/15/2025	2,357	2,333

Triumph Group, Inc.
6.250% due 09/15/2024	2,710	2,573
7.750% due 08/15/2025	2,740	2,335
8.875% due 06/01/2024	464	473

Trivium Packaging Finance BV
5.500% due 08/15/2026	1,789	1,644
8.500% due 08/15/2027	1,584	1,456

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026	4,896	4,351

U.S. Foods, Inc.
6.250% due 04/15/2025	5,274	5,227

U.S. Renal Care, Inc.
10.625% due 07/15/2027	1,021	225

Uber Technologies, Inc.
7.500% due 05/15/2025	5,321	5,325
7.500% due 09/15/2027	2,887	2,895

Under Armour, Inc.
3.250% due 06/15/2026	952	848

United Airlines, Inc.
4.375% due 04/15/2026	6,859	6,369

Univision Communications, Inc.
5.125% due 02/15/2025	6,158	5,877
6.625% due 06/01/2027	5,306	5,131

USA Compression Partners LP
6.875% due 04/01/2026	6,304	6,057

Vail Resorts, Inc.
6.250% due 05/15/2025	2,551	2,555

Vericast Corp.
11.000% due 09/15/2026	2,464	2,636

Veritas U.S., Inc.
7.500% due 09/01/2025	3,061	2,115

Viasat, Inc.
5.625% due 09/15/2025	5,075	4,717
5.625% due 04/15/2027	749	682

Videotron Ltd.
5.375% due 06/15/2024	1,045	1,034

Viking Cruises Ltd.
6.250% due 05/15/2025	3,172	2,898
13.000% due 05/15/2025	2,546	2,690

Vivo Energy Investments BV
5.125% due 09/24/2027	78	70

VOC Escrow Ltd.
5.000% due 02/15/2028	200	172

W&T Offshore, Inc.
9.750% due 11/01/2023	1,313	1,292

Waste Pro USA, Inc.
5.500% due 02/15/2026	2,173	1,924

Weatherford International Ltd.
11.000% due 12/01/2024	121	124

Weir Group PLC
2.200% due 05/13/2026	4,825	4,285

Wesco Aircraft Holdings, Inc.
9.000% due 11/15/2026 (g)	729	494

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (a)	1,569	1,447

WESCO Distribution, Inc.
7.125% due 06/15/2025	2,571	2,609

Western Digital Corp.
4.750% due 02/15/2026	3,550	3,351

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	45

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Western Midstream Operating LP
3.350% due 02/01/2025	$4,441	$4,209
3.950% due 06/01/2025	773	733
4.650% due 07/01/2026	838	797

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (a)	3,650	3,160

Williams Scotsman International, Inc.
6.125% due 06/15/2025	2,904	2,879

WR Grace Holdings LLC
5.625% due 10/01/2024	259	255

Wynn Las Vegas LLC
4.250% due 05/30/2023	2,207	2,179
5.250% due 05/15/2027 (g)	1,441	1,303
5.500% due 03/01/2025	7,396	7,037

Wynn Resorts Finance LLC
7.750% due 04/15/2025	1,734	1,727

Xerox Holdings Corp.
5.000% due 08/15/2025	1,588	1,464

XPO Escrow Sub LLC
7.500% due 11/15/2027	741	751

Yum! Brands, Inc.
3.875% due 11/01/2023	749	735

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	6,736	4,990

ZF North America Capital, Inc.
4.750% due 04/29/2025	4,205	3,981

Ziggo Bond Co. BV
6.000% due 01/15/2027	1,570	1,463

		869,442

UTILITIES 6.6%

AmeriGas Partners LP
5.500% due 05/20/2025	1,910	1,838

Antero Midstream Partners LP
5.750% due 03/01/2027	3,687	3,492
7.875% due 05/15/2026	2,133	2,162

Blue Racer Midstream LLC
6.625% due 07/15/2026	590	572
7.625% due 12/15/2025	1,536	1,527

C&W Senior Financing DAC
6.875% due 09/15/2027	2,193	2,044

Calpine Corp.
5.250% due 06/01/2026	2,816	2,687

Crestwood Midstream Partners LP
5.625% due 05/01/2027	180	168
5.750% due 04/01/2025	4,273	4,164

CrownRock LP
5.625% due 10/15/2025	6,690	6,469

DPL, Inc.
4.125% due 07/01/2025	328	309

Drax Finco PLC
6.625% due 11/01/2025	1,019	975

Duke Energy Corp.
4.500% due 08/15/2032	200	188

Electricite de France SA
5.250% due 01/29/2023 •(e)	1,948	1,944
5.625% due 01/22/2024 •(e)	2,111	1,999

FirstEnergy Corp.
1.600% due 01/15/2026	331	293
2.050% due 03/01/2025	836	776
4.400% due 07/15/2027	4,599	4,288

Genesis Energy LP
5.625% due 06/15/2024	443	428
6.250% due 05/15/2026	3,107	2,848
6.500% due 10/01/2025	1,233	1,180
8.000% due 01/15/2027	4,836	4,574

Holly Energy Partners LP
6.375% due 04/15/2027	533	524

Iliad Holding SASU
6.500% due 10/15/2026	3,269	3,038

Lumen Technologies, Inc.
4.000% due 02/15/2027	1,384	1,176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NGL Energy Operating LLC
7.500% due 02/01/2026	$3,542	$3,160

NGL Energy Partners LP
6.125% due 03/01/2025 (g)	333	272

PBF Holding Co. LLC
7.250% due 06/15/2025	3,238	3,205

PBF Logistics LP
6.875% due 05/15/2023	1,030	1,031

Qwest Corp.
7.250% due 09/15/2025	1,316	1,329

Sprint LLC
7.125% due 06/15/2024	2,696	2,755
7.625% due 02/15/2025	526	544
7.625% due 03/01/2026	6,366	6,713
7.875% due 09/15/2023	4,265	4,334

Summit Midstream Holdings LLC
8.500% due 10/15/2026	449	428

Tallgrass Energy Partners LP
6.000% due 03/01/2027	1,502	1,405
7.500% due 10/01/2025	2,385	2,410

Telecom Italia SpA
5.303% due 05/30/2024	2,350	2,231

Transocean Sentry Ltd.
5.375% due 05/15/2023	1,635	1,621

Vistra Operations Co. LLC
5.500% due 09/01/2026	2,336	2,254
5.625% due 02/15/2027	3,554	3,379

		86,734

Total Corporate Bonds & Notes (Cost $1,254,831)		1,169,028

	SHARES
COMMON STOCKS 0.2%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc. ‘B’ «(b)	122,615	677

FINANCIALS 0.1%

Intelsat SA «(b)(i)	90,699	2,177

Newco, Inc. «(b)	5,855	418

		2,595

INDUSTRIALS 0.0%

Bruin Blocker LLC «(b)(i)	182,994	0

Voyager Aviation Holdings LLC «(b)	530	0

		0

INFORMATION TECHNOLOGY 0.0%

Riverbed Technology, Inc. «(b)(i)	22,812	6

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(b)	214,645	0

Total Common Stocks (Cost $11,679)		3,278

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(b)	19,758	133

Total Rights (Cost $0)		133

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	1,029	$0

Intelsat Emergence SA - Exp. 02/17/2027 «	28,334	91

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	8,526	64

Total Warrants (Cost $3,431)		155

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.0%

AGFC Capital Trust
5.829% (US0003M + 1.750%) due 01/15/2067 ~	453,000	254

INDUSTRIALS 0.1%

Voyager Aviation Holdings LLC «	3,178	853

Total Preferred Securities (Cost $1,312)		1,107

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.6%

REPURCHASE AGREEMENTS (j) 8.9%
		117,852

SHORT-TERM NOTES 0.6%

Federal Home Loan Bank
4.320% due 01/06/2023 •	$8,391	8,391

U.S. TREASURY BILLS 0.1%
3.784% due 01/05/2023 - 03/02/2023 (c)(d)(m)	1,530	1,528

Total Short-Term Instruments (Cost $127,771)		127,771

Total Investments in Securities (Cost $1,402,199)		1,304,089

	SHARES
INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

MUTUAL FUNDS 2.6%

PIMCO Government Money Market Fund
4.310% (f)(g)(h)	34,422,773	34,423

Total Short-Term Instruments (Cost $34,423)		34,423

Total Investments in Affiliates (Cost $34,423)		34,423

Total Investments 100.8% (Cost $1,436,622)		$1,338,512

Financial Derivative Instruments (k)(l) (0.0)% (Cost or Premiums, net $(2,336))		(611)

Other Assets and Liabilities, net (0.8)%		(10,322)

Net Assets 100.0%		$1,327,579

46	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Payment in-kind security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.
(g)

Securities with an aggregate market value of $34,040 were out on loan in exchange for $34,728 of cash collateral as of December 31, 2022. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(h)	Coupon represents a 7-Day Yield.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bruin Blocker LLC	04/20/2021	$0	$0	0.00%
Intelsat SA	10/02/2018 - 02/23/2022	6,884	2,177	0.16
KCA Deutag U.K. Finance PLC 9.875% due 12/01/2025	12/21/2020	270	248	0.02
Occidental Petroleum Corp. 5.500% due 12/01/2025	09/02/2021 - 12/28/2021	1,195	1,105	0.08
Riverbed Technology, Inc.	04/24/2018 - 12/07/2021	1,634	6	0.00

		$9,983	$3,536	0.26%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$2,952	U.S. Treasury Bills 0.000% due 12/28/2023	$(3,011)	$2,952	$2,952
MBC	4.320	12/30/2022	01/03/2023	114,900	U.S. Treasury Notes 2.750% due 02/15/2024	(118,554)	114,900	114,955

Total Repurchase Agreements						$(121,565)	$117,852	$117,907

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,952	$0	$0	$0	$2,952	$(3,011)	$(59)
MBC	114,955	0	0	0	114,955	(118,554)	(3,599)

Master Securities Lending Agreement
BCY	0	0	0	6,214	6,214	(6,335)	(121)
BMO	0	0	0	1,117	1,117	(1,140)	(23)
BPG	0	0	0	2,220	2,220	(2,265)	(45)
BSN	0	0	0	1,203	1,203	(1,227)	(24)
FOB	0	0	0	753	753	(767)	(14)
GSC	0	0	0	20,443	20,443	(20,854)	(411)
RDR	0	0	0	2,090	2,090	(2,140)	(50)

Total Borrowings and Other Financing Transactions	$117,907	$0	$0	$34,040

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	47

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$34,728	$0	$0	$0	$34,728

Total Borrowings	$34,728	$0	$0	$0	$34,728

Payable for securities on loan - cash collateral					$34,728

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2023	247	$26,659	$(33)	$0	$(21)

Total Futures Contracts				$(33)	$0	$(21)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Royal Caribbean Cruises Ltd.	5.000%	Quarterly	12/20/2026	7.513%	$ 2,500	$(175)	$(6)	$(181)	$0	$(1)
Royal Caribbean Cruises Ltd.	5.000	Quarterly	12/20/2027	7.613	2,500	(212)	(8)	(220)	0	(1)

						$(387)	$(14)	$(401)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-38 5-Year Index	5.000%	Quarterly	06/20/2027	$11,880	$(8)	$277	$269	$0	$0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027	63,900	(1,750)	2,246	496	0	(10)

					$(1,758)	$2,523	$765	$0	$(10)

Total Swap Agreements					$(2,145)	$2,509	$364	$0	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(21)		$(12)	$(33)

Cash of $11,323 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.058%	Maturity	03/20/2023	$12,700	$0	$(119)	$0	$(119)
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.058%	Maturity	06/20/2023	24,700	(191)	(268)	0	(459)

Total Swap Agreements								$(191)	$(387)	$0	$(578)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(119)	$(119)	$(119)	$0	$(119)
GST	0	0	0	0	0	0	(459)	(459)	(459)	261	(198)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(578)	$(578)

(m)

Securities with an aggregate market value of $261 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	49

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)	December 31, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21
Swap Agreements	0	12	0	0	0	12

	$0	$12	$0	$0	$21	$33

Over the counter
Swap Agreements	$0	$0	$0	$0	$578	$578

	$0	$12	$0	$0	$599	$611

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,229)	$(1,229)
Swap Agreements	0	(1,021)	0	0	(4)	(1,025)

	$0	$(1,021)	$0	$0	$(1,233)	$(2,254)

Over the counter
Swap Agreements	$0	$3	$0	$0	$549	$552

	$0	$(1,018)	$0	$0	$(684)	$(1,702)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$56	$56
Swap Agreements	0	6,952	0	0	0	6,952

	$0	$6,952	$0	$0	$56	$7,008

Over the counter
Swap Agreements	$0	$0	$0	$0	$628	$628

	$0	$6,952	$0	$0	$684	$7,636

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,617	$0	$2,617
Corporate Bonds & Notes
Banking & Finance	0	212,852	0	212,852
Industrials	0	869,364	78	869,442
Utilities	0	86,734	0	86,734
Common Stocks
Communication Services	0	0	677	677
Financials	0	0	2,595	2,595
Information Technology	0	0	6	6
Rights
Financials	0	0	133	133
Warrants
Financials	0	0	155	155
Preferred Securities
Banking & Finance	0	254	0	254
Industrials	0	0	853	853
Short-Term Instruments
Repurchase Agreements	0	117,852	0	117,852
Short-Term Notes	0	8,391	0	8,391

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
U.S. Treasury Bills	$0	$1,528	$0	$1,528

	0	1,299,592	4,497	1,304,089

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	34,423	0	0	34,423

Total Investments	$34,423	$1,299,592	$4,497	$1,338,512

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(33)	0	(33)
Over the counter	0	(578)	0	(578)

	$0	$(611)	$0	$(611)

Total Financial Derivative Instruments	$0	$(611)	$0	$(611)

Totals	$34,423	$1,298,981	$4,497	$1,337,901

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

50	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

CORPORATE BONDS & NOTES 92.8%

BANKING & FINANCE 35.3%

AerCap Ireland Capital DAC
2.450% due 10/29/2026	$3,237	$2,835
3.300% due 01/30/2032	502	394
3.400% due 10/29/2033	146	111
3.850% due 10/29/2041	63	45
4.125% due 07/03/2023	60	60
4.450% due 10/01/2025	706	679

Aircastle Ltd.
4.250% due 06/15/2026	10	9

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033	2,550	1,903

Alleghany Corp.
3.250% due 08/15/2051	2,324	1,646

Ally Financial, Inc.
1.450% due 10/02/2023	478	463
3.875% due 05/21/2024	40	39
5.800% due 05/01/2025	130	129

American Express Co.
3.950% due 08/01/2025	950	932
4.050% due 12/03/2042	123	106
4.420% due 08/03/2033 •	710	673
5.850% due 11/05/2027	2,093	2,183

American International Group, Inc.
3.900% due 04/01/2026	161	156

American Tower Corp.
1.450% due 09/15/2026	100	87
2.100% due 06/15/2030	1,221	969
2.300% due 09/15/2031	100	78
2.400% due 03/15/2025	1,417	1,334
2.750% due 01/15/2027	804	730
2.900% due 01/15/2030	1,687	1,432
2.950% due 01/15/2051	1,129	704
3.125% due 01/15/2027	501	460
3.375% due 10/15/2026	830	777
3.500% due 01/31/2023	1,183	1,182
3.600% due 01/15/2028	673	620

ANZ New Zealand International Ltd.
1.250% due 06/22/2026	136	119

Aon Corp.
2.800% due 05/15/2030	1,135	971
2.900% due 08/23/2051	1,079	691
5.000% due 09/12/2032	100	99

Arch Capital Group Ltd.
3.635% due 06/30/2050	142	99

Ares Capital Corp.
2.875% due 06/15/2027	384	326
2.875% due 06/15/2028	10	8

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031	56	47

Athene Global Funding
0.914% due 08/19/2024	734	674
1.000% due 04/16/2024	10	9
1.608% due 06/29/2026	1,753	1,514
1.716% due 01/07/2025	41	38
2.673% due 06/07/2031	10	8

Australia & New Zealand Banking Group Ltd.
2.570% due 11/25/2035 •(e)	1,103	812
2.950% due 07/22/2030 •	179	162

Aviation Capital Group LLC
1.950% due 01/30/2026	193	168

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026	45	39
2.528% due 11/18/2027	352	282
2.875% due 02/15/2025	2,329	2,153
5.500% due 01/15/2026	2,029	1,931

Banco de Credito e Inversiones SA
3.500% due 10/12/2027	1,275	1,176

Banco Santander Chile
2.700% due 01/10/2025	125	119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375% due 04/17/2025	$173	$172

Banco Santander SA
5.147% due 08/18/2025	710	703
5.294% due 08/18/2027	189	185

Bank of America Corp.
1.530% due 12/06/2025 •	1,557	1,437
2.572% due 10/20/2032 •	4,123	3,239
2.687% due 04/22/2032 •	58	47
3.384% due 04/02/2026 •	1,475	1,410
3.419% due 12/20/2028 •	2,049	1,859
3.458% due 03/15/2025 •	1,972	1,921
3.500% due 04/19/2026	1,432	1,368
3.970% due 03/05/2029 •	100	92
4.000% due 04/01/2024	593	586
4.083% due 03/20/2051 •	3,046	2,398
4.271% due 07/23/2029 •	1,522	1,422
4.827% due 07/22/2026 •	952	942
4.948% due 07/22/2028 •	460	450
5.015% due 07/22/2033 •	2,180	2,076
6.204% due 11/10/2028 •	1,190	1,231

Bank of New York Mellon Corp.
5.802% due 10/25/2028 •	777	805
5.834% due 10/25/2033 •	500	520

Bank of New Zealand
1.000% due 03/03/2026	110	97

Barclays PLC
4.375% due 01/12/2026	5,188	5,026
7.437% due 11/02/2033 •	44	46

Berkshire Hathaway Finance Corp.
2.850% due 10/15/2050	1,388	934
3.850% due 03/15/2052	916	735
4.200% due 08/15/2048	562	498
4.250% due 01/15/2049	304	272
5.750% due 01/15/2040	1,110	1,211

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	977	918

BGC Partners, Inc.
5.375% due 07/24/2023	50	50

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050	75	44
2.850% due 08/05/2051	2,461	1,439
3.500% due 09/10/2049	681	464

Blackstone Secured Lending Fund
2.750% due 09/16/2026	278	244
3.625% due 01/15/2026	128	118

Block Financial LLC
3.875% due 08/15/2030	826	725

Blue Owl Finance LLC
3.125% due 06/10/2031	390	290
4.125% due 10/07/2051	662	392

BNP Paribas SA
1.323% due 01/13/2027 •	1,191	1,042
2.591% due 01/20/2028 •	1,243	1,095
3.132% due 01/20/2033 •	1,186	939
3.800% due 01/10/2024	10	10
4.400% due 08/14/2028	2,466	2,336

BOC Aviation Ltd.
3.250% due 04/29/2025	66	63

Brookfield Finance, Inc.
3.625% due 02/15/2052	389	254
3.900% due 01/25/2028	1,627	1,495
4.850% due 03/29/2029	2,013	1,924

Brown & Brown, Inc.
2.375% due 03/15/2031	146	111
4.950% due 03/17/2052	100	82

Capital One Financial Corp.
5.247% due 07/26/2030 •	234	223

Charles Schwab Corp.
1.650% due 03/11/2031	2,863	2,236
1.950% due 12/01/2031	164	129
2.000% due 03/20/2028	10	9
2.300% due 05/13/2031	10	8
2.900% due 03/03/2032	100	85

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

China Cinda Finance Ltd.
4.250% due 04/23/2025	$271	$261

Chubb INA Holdings, Inc.
1.375% due 09/15/2030	60	47
4.350% due 11/03/2045	736	641

Citigroup, Inc.
2.561% due 05/01/2032 •(g)	1,500	1,188
2.572% due 06/03/2031 •(g)	500	405
3.057% due 01/25/2033 •(g)	168	136
3.400% due 05/01/2026	500	474
3.668% due 07/24/2028 •	10	9
3.700% due 01/12/2026	100	96
3.887% due 01/10/2028 •	3,052	2,856
4.910% due 05/24/2033 •	4,500	4,227
6.270% due 11/17/2033 •(g)	1,000	1,035

Citizens Financial Group, Inc.
3.250% due 04/30/2030	10	9

CNH Industrial Capital LLC
1.950% due 07/02/2023	50	49

Commonwealth Bank of Australia
2.688% due 03/11/2031 (e)	2,190	1,692
3.743% due 09/12/2039 (e)	626	460

Cooperatieve Rabobank UA
5.800% due 09/30/2110	927	900

Corebridge Financial, Inc.
3.500% due 04/04/2025	1,037	995
3.650% due 04/05/2027	1,297	1,211
3.850% due 04/05/2029	353	322
3.900% due 04/05/2032	174	152
4.400% due 04/05/2052	100	80

Credit Suisse AG
1.250% due 08/07/2026	514	416

Credit Suisse Group AG
1.305% due 02/02/2027 •	205	164
2.193% due 06/05/2026 •	1,276	1,091
3.800% due 06/09/2023	1,488	1,449
4.194% due 04/01/2031 •	60	47
4.875% due 05/15/2045	1,202	826
6.373% due 07/15/2026 •	371	349
6.442% due 08/11/2028 •	470	429
6.537% due 08/12/2033 •	460	405

Crown Castle, Inc.
1.350% due 07/15/2025	23	21
2.100% due 04/01/2031	20	16
2.250% due 01/15/2031	1,222	983
2.500% due 07/15/2031	10	8
2.900% due 03/15/2027	172	157
2.900% due 04/01/2041	172	118
3.100% due 11/15/2029	1,717	1,500
3.300% due 07/01/2030	100	88
4.300% due 02/15/2029	431	408
4.450% due 02/15/2026	1,577	1,543

Danske Bank AS
3.244% due 12/20/2025 •	1,716	1,607
5.375% due 01/12/2024	1,236	1,226

Deutsche Bank AG
2.129% due 11/24/2026 •(g)	1,838	1,623
2.222% due 09/18/2024 •	920	889
3.961% due 11/26/2025 •	317	303
4.100% due 01/13/2026	1,520	1,462

Digital Realty Trust LP
3.600% due 07/01/2029	10	9
3.700% due 08/15/2027	51	47

Discover Bank
4.650% due 09/13/2028	1,008	946

DNB Bank ASA
1.535% due 05/25/2027 •	1,254	1,092

Empower Finance LP
3.075% due 09/17/2051	2,355	1,476

Enstar Group Ltd.
3.100% due 09/01/2031	604	442

Equinix, Inc.
1.450% due 05/15/2026	10	9
2.150% due 07/15/2030	390	311
2.625% due 11/18/2024	50	48
3.000% due 07/15/2050	1,173	741
3.200% due 11/18/2029	1,029	898

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	51

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equitable Holdings, Inc.
5.000% due 04/20/2048	$938	$826

Essex Portfolio LP
2.650% due 03/15/2032	2,507	1,982
3.500% due 04/01/2025	50	48

Extra Space Storage LP
2.350% due 03/15/2032	2,737	2,078

F&G Global Funding
1.750% due 06/30/2026	135	120
2.300% due 04/11/2027	748	659

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	838	794
5.625% due 08/16/2032	781	735

Fidelity National Financial, Inc.
2.450% due 03/15/2031	10	8
3.200% due 09/17/2051	425	248
3.400% due 06/15/2030	136	115

First Republic Bank
4.375% due 08/01/2046	157	120

First-Citizens Bank & Trust Co.
2.969% due 09/27/2025 •	50	47

FS KKR Capital Corp.
1.650% due 10/12/2024	377	341
3.125% due 10/12/2028	220	178
3.400% due 01/15/2026	389	345

GA Global Funding Trust
0.800% due 09/13/2024	134	123
1.950% due 09/15/2028	214	178
2.250% due 01/06/2027	759	669

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026	30	28

GATX Corp.
3.500% due 06/01/2032	50	42
4.700% due 04/01/2029	1,232	1,173

General Motors Financial Co., Inc.
1.050% due 03/08/2024	1,045	993
1.250% due 01/08/2026	1,318	1,162
1.500% due 06/10/2026	10	9
2.350% due 01/08/2031	150	113
2.750% due 06/20/2025	10	9
4.150% due 06/19/2023	10	10
5.100% due 01/17/2024	10	10

Global Atlantic Fin Co.
3.125% due 06/15/2031	100	74

Globe Life, Inc.
4.800% due 06/15/2032	100	95

GLP Capital LP
3.250% due 01/15/2032	100	80
4.000% due 01/15/2030	1,555	1,365
4.000% due 01/15/2031	264	227
5.300% due 01/15/2029	1,417	1,343
5.375% due 11/01/2023	585	584

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •	772	678
1.948% due 10/21/2027 •	2,994	2,622
1.992% due 01/27/2032 •	3,860	2,949
2.600% due 02/07/2030	10	8
2.615% due 04/22/2032 •	2,556	2,044
2.640% due 02/24/2028 •	739	659
3.102% due 02/24/2033 •	1,077	877
3.800% due 03/15/2030	10	9
4.017% due 10/31/2038 •	55	45
4.482% due 08/23/2028 •	1,999	1,919

Guardian Life Global Funding
1.625% due 09/16/2028	903	755

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	2,227	1,830

Highwoods Realty LP
3.050% due 02/15/2030	1,695	1,354

Host Hotels & Resorts LP
3.875% due 04/01/2024	358	349

HSBC Holdings PLC
1.589% due 05/24/2027 •	1,332	1,150
2.206% due 08/17/2029 •	142	115
2.357% due 08/18/2031 •	146	112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.871% due 11/22/2032 •	$61	$47
3.900% due 05/25/2026	1,433	1,367
3.973% due 05/22/2030 •	3,121	2,738
4.300% due 03/08/2026	1,669	1,616
4.583% due 06/19/2029 •	2,631	2,427

Hudson Pacific Properties LP
5.950% due 02/15/2028	400	374

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	1,828	2,137

ING Bank NV
5.800% due 09/25/2023	155	155

ING Groep NV
4.017% due 03/28/2028 •	60	56

Intercontinental Exchange, Inc.
5.200% due 06/15/2062	100	95

Intesa Sanpaolo SpA
7.000% due 11/21/2025	100	102
8.248% due 11/21/2033 •	889	904

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	1,473	1,092

Jackson National Life Global Funding
1.750% due 01/12/2025	256	238

JPMorgan Chase & Co.
1.045% due 11/19/2026 •	100	88
1.470% due 09/22/2027 •	2,131	1,848
1.561% due 12/10/2025 •	408	378
1.764% due 11/19/2031 •	214	163
2.005% due 03/13/2026 •	989	916
2.580% due 04/22/2032 •	4,610	3,704
2.947% due 02/24/2028 •	1,305	1,182
2.950% due 10/01/2026	1,364	1,274
2.963% due 01/25/2033 •	1,022	834
3.509% due 01/23/2029 •	1,004	913
4.005% due 04/23/2029 •	50	46
4.080% due 04/26/2026 •	434	422
4.323% due 04/26/2028 •	1,034	989
4.565% due 06/14/2030 •	777	733
4.586% due 04/26/2033 •	100	93
4.851% due 07/25/2028 •	983	960
4.912% due 07/25/2033 •	3,291	3,143
5.400% due 01/06/2042	979	964

Kimco Realty Corp.
2.250% due 12/01/2031	779	600

KKR Group Finance Co. LLC
3.250% due 12/15/2051	1,188	757

Lazard Group LLC
3.750% due 02/13/2025	3,277	3,168

Liberty Mutual Group, Inc.
3.951% due 10/15/2050	2,236	1,569
5.500% due 06/15/2052	998	901

Lloyds Banking Group PLC
3.750% due 01/11/2027	2,088	1,945
3.870% due 07/09/2025 •	724	701

LSEGA Financing PLC
2.000% due 04/06/2028	1,129	964

Macquarie Group Ltd.
1.935% due 04/14/2028 •	1,669	1,413
3.763% due 11/28/2028 •	60	55

Manulife Financial Corp.
4.150% due 03/04/2026	1,200	1,170

Marsh & McLennan Cos., Inc.
2.375% due 12/15/2031	100	81
4.350% due 01/30/2047	126	106

Meiji Yasuda Life Insurance Co.
5.200% due 10/20/2045 •	49	47

MET Tower Global Funding
1.250% due 09/14/2026	111	97

MetLife, Inc.
5.000% due 07/15/2052	100	96
9.250% due 04/08/2068	219	255

Metropolitan Life Global Funding
1.875% due 01/11/2027	3,469	3,073

Mitsubishi HC Capital, Inc.
5.080% due 09/15/2027	1,955	1,923

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030	$2,260	$1,788
2.309% due 07/20/2032 •	164	127
2.341% due 01/19/2028 •	974	859
2.559% due 02/25/2030	560	465
2.852% due 01/19/2033 •	1,009	806
3.195% due 07/18/2029	767	671
3.751% due 07/18/2039	120	98
3.850% due 03/01/2026	597	572
4.788% due 07/18/2025 •	1,724	1,708
5.017% due 07/20/2028 •	460	450
5.133% due 07/20/2033 •	784	751

Mizuho Financial Group, Inc.
2.564% due 09/13/2031	164	125
3.170% due 09/11/2027	60	55
5.414% due 09/13/2028 •(d)	1,328	1,330
5.669% due 09/13/2033 •	1,555	1,548

Morgan Stanley
1.928% due 04/28/2032 •	2,624	1,986
2.511% due 10/20/2032 •	119	93
2.630% due 02/18/2026 •	300	282
3.620% due 04/17/2025 •	766	748
3.622% due 04/01/2031 •	1,993	1,744
4.210% due 04/20/2028 •	528	503
4.679% due 07/17/2026 •	1,746	1,718
4.889% due 07/20/2033 •	1,581	1,490

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028	2,000	1,949

National Australia Bank Ltd.
2.990% due 05/21/2031 (e)	100	78
3.347% due 01/12/2037 •(e)	50	38

Nationwide Building Society
2.972% due 02/16/2028 •	50	44
3.960% due 07/18/2030 •	1,563	1,356

Nationwide Mutual Insurance Co.
4.350% due 04/30/2050	2,172	1,633
4.950% due 04/22/2044	54	45

NatWest Group PLC
3.032% due 11/28/2035 •	248	183
4.269% due 03/22/2025 •	947	926
4.892% due 05/18/2029 •	3,408	3,231

New York Life Global Funding
2.350% due 07/14/2026	100	92

New York Life Insurance Co.
3.750% due 05/15/2050	135	104
4.450% due 05/15/2069	172	143
6.750% due 11/15/2039	748	837

Nippon Life Insurance Co.
2.900% due 09/16/2051 •	499	400
3.400% due 01/23/2050 •(d)	1,002	852
5.100% due 10/16/2044 •	259	253

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024	100	91
1.850% due 09/16/2026	125	104
2.000% due 03/09/2026	502	432
2.450% due 09/15/2028	100	78

Nomura Holdings, Inc.
2.329% due 01/22/2027	2,625	2,302
2.648% due 01/16/2025	2,375	2,244

NongHyup Bank
1.250% due 07/20/2025	37	33

Nordea Bank Abp
1.500% due 09/30/2026	55	48

Norinchukin Bank
4.867% due 09/14/2027	1,050	1,040
5.071% due 09/14/2032	47	46

NTT Finance Corp.
1.162% due 04/03/2026	120	106

Nuveen Finance LLC
4.125% due 11/01/2024	1,290	1,257

Oversea-Chinese Banking Corp. Ltd.
1.832% due 09/10/2030 •(e)	274	246

Owl Rock Capital Corp.
2.875% due 06/11/2028	157	124
3.400% due 07/15/2026	126	110
4.250% due 01/15/2026	10	9

52	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Global Funding II
1.600% due 09/21/2028	$3,270	$2,652

Pacific LifeCorp
5.400% due 09/15/2052	1,030	987

PNC Bank N.A.
3.800% due 07/25/2023	1,333	1,324

Pricoa Global Funding
0.800% due 09/01/2025	768	688

Principal Life Global Funding
1.375% due 01/10/2025	1,482	1,372
3.000% due 04/18/2026	1,259	1,169

Progressive Corp.
3.000% due 03/15/2032	189	165
3.700% due 03/15/2052	100	77

Prologis LP
4.000% due 09/15/2028	1,867	1,775

Protective Life Global Funding
1.303% due 09/20/2026	1,074	933
1.646% due 01/13/2025	819	757

Prudential Financial, Inc.
3.000% due 03/10/2040	172	129
3.905% due 12/07/2047	135	108

Prudential PLC
3.125% due 04/14/2030	397	347
3.625% due 03/24/2032	824	722

Realty Income Corp.
3.250% due 01/15/2031	132	115
3.400% due 01/15/2028	553	510

Regency Centers LP
2.950% due 09/15/2029	1,080	909

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	1,112	1,075

Reliance Standard Life Global Funding
1.512% due 09/28/2026	157	136

Rexford Industrial Realty LP
2.150% due 09/01/2031	1,757	1,350

RGA Global Funding
2.000% due 11/30/2026	53	47

Royal Bank of Canada
3.625% due 05/04/2027	50	48

Sabra Health Care LP
3.200% due 12/01/2031	286	213

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	515	443
4.500% due 07/17/2025	1,567	1,533

Santander U.K. Group Holdings PLC
1.673% due 06/14/2027 •	2,458	2,093

Scentre Group Trust
3.500% due 02/12/2025	50	48

SITE Centers Corp.
3.625% due 02/01/2025	370	349

SMBC Aviation Capital Finance DAC
1.900% due 10/15/2026	1,169	997
4.125% due 07/15/2023	40	40

Societe Generale SA
1.488% due 12/14/2026 •	2,453	2,135
1.792% due 06/09/2027 •	105	90
2.797% due 01/19/2028 •	1,231	1,079
3.337% due 01/21/2033 •	868	686
4.250% due 04/14/2025	1,120	1,075

Spirit Realty LP
3.400% due 01/15/2030	1,022	854
4.450% due 09/15/2026	713	682

Standard Chartered PLC
2.678% due 06/29/2032 •	84	64
2.819% due 01/30/2026 •	4,265	3,969
4.644% due 04/01/2031 •	1,914	1,724

State Street Corp.
5.751% due 11/04/2026 •	1,568	1,607
5.820% due 11/04/2028 •	1,409	1,458

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027	137	118

Sumitomo Life Insurance Co.
6.500% due 09/20/2073 •	172	171

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031	$1,158	$896
2.472% due 01/14/2029	799	674
2.750% due 01/15/2030	2,691	2,264
4.306% due 10/16/2028	50	48

Sumitomo Mitsui Trust Bank Ltd.
4.950% due 09/15/2027	2,280	2,255

SVB Financial Group
1.800% due 02/02/2031	1	1

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	135	118

Synchrony Financial
2.875% due 10/28/2031	1,266	948
5.150% due 03/19/2029	122	116

Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039	1	1

Toronto-Dominion Bank
4.108% due 06/08/2027	49	47

Toyota Motor Credit Corp.
5.050% due 12/11/2023 •	1,300	1,302

Truist Financial Corp.
1.125% due 08/03/2027	15	13

UBS AG
4.500% due 06/26/2048	641	543

UBS Group AG
3.126% due 08/13/2030 •	55	47
4.125% due 09/24/2025	2,708	2,636

UDR, Inc.
2.100% due 08/01/2032	2,268	1,673
3.000% due 08/15/2031	100	84

UniCredit SpA
1.982% due 06/03/2027 •	140	119
3.127% due 06/03/2032 •	145	109

USAA Capital Corp.
2.125% due 05/01/2030	57	47

VICI Properties LP
4.625% due 12/01/2029	3,788	3,453

Visa, Inc.
1.900% due 04/15/2027	359	324
2.700% due 04/15/2040	164	125

Wells Fargo & Co.
3.068% due 04/30/2041 •	63	45
3.526% due 03/24/2028 •	1,306	1,212
3.908% due 04/25/2026 •	1,120	1,090
4.150% due 01/24/2029	759	715
4.611% due 04/25/2053 •	434	370
4.808% due 07/25/2028 •	2,483	2,429
4.897% due 07/25/2033 •	4,892	4,660

Welltower, Inc.
4.250% due 04/15/2028	1,247	1,171

Westpac Banking Corp.
2.894% due 02/04/2030 •(e)	10	9
2.963% due 11/16/2040 (e)	158	105
3.020% due 11/18/2036 •(e)	60	45
5.405% due 08/10/2033 •(e)	51	48

Weyerhaeuser Co.
6.875% due 12/15/2033	529	570
7.375% due 03/15/2032	484	537

Willis North America, Inc.
4.650% due 06/15/2027	1,915	1,853

		318,181

INDUSTRIALS 45.3%

7-Eleven, Inc.
0.800% due 02/10/2024	10	10
0.950% due 02/10/2026	1,758	1,542
1.300% due 02/10/2028	20	17

AbbVie, Inc.
2.950% due 11/21/2026	1,310	1,220
3.200% due 05/14/2026	25	24
3.800% due 03/15/2025	312	304
3.850% due 06/15/2024	172	169
4.050% due 11/21/2039	2,013	1,731
4.400% due 11/06/2042	52	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.550% due 03/15/2035	$674	$633
4.700% due 05/14/2045	4,608	4,115

Activision Blizzard, Inc.
1.350% due 09/15/2030	10	8

Aetna, Inc.
3.875% due 08/15/2047	1,042	805

Agilent Technologies, Inc.
2.300% due 03/12/2031	10	8

Aker BP ASA
2.000% due 07/15/2026	136	120
3.100% due 07/15/2031	80	66

Alcon Finance Corp.
2.600% due 05/27/2030	973	829

Alibaba Group Holding Ltd.
2.800% due 06/06/2023	182	180
3.400% due 12/06/2027	1,208	1,113
3.600% due 11/28/2024	1,414	1,368
4.400% due 12/06/2057	458	352

Allegion PLC
3.500% due 10/01/2029	54	47

Alphabet, Inc.
0.450% due 08/15/2025	395	357

Amazon.com, Inc.
2.100% due 05/12/2031	3,205	2,626
2.700% due 06/03/2060	1,011	614
3.100% due 05/12/2051	140	100
3.250% due 05/12/2061	143	99
3.875% due 08/22/2037	1,752	1,559
4.100% due 04/13/2062	60	50

Amcor Flexibles North America, Inc.
2.690% due 05/25/2031	40	33

America Movil SAB de CV
5.375% due 04/04/2032	573	518

Amgen, Inc.
3.000% due 02/22/2029	100	89
3.150% due 02/21/2040	2,940	2,176
3.200% due 11/02/2027	496	460
3.625% due 05/22/2024	845	829
4.200% due 02/22/2052	100	80
4.400% due 05/01/2045	937	789
4.400% due 02/22/2062	172	137
4.663% due 06/15/2051	290	251
4.950% due 10/01/2041	623	573

Amphenol Corp.
2.800% due 02/15/2030	160	137

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030	719	624

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	1,319	1,251
4.900% due 02/01/2046	4,828	4,413

Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046	30	27

Anheuser-Busch InBev Worldwide, Inc.
5.450% due 01/23/2039	885	887
5.800% due 01/23/2059	172	177

Apache Corp.
5.100% due 09/01/2040	77	64

Apple, Inc.
1.200% due 02/08/2028	10	8
1.650% due 05/11/2030	2,326	1,905
2.200% due 09/11/2029	10	9
2.375% due 02/08/2041	120	85
2.800% due 02/08/2061	10	6
2.850% due 08/05/2061	172	111
3.250% due 02/23/2026	2,300	2,212
3.350% due 08/08/2032	936	853
3.450% due 05/06/2024	187	184
3.850% due 08/04/2046	2,479	2,118
3.950% due 08/08/2052	660	565
4.650% due 02/23/2046	1,754	1,670

Aptiv PLC
2.396% due 02/18/2025	128	121

ArcelorMittal SA
4.250% due 07/16/2029	52	47

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	53

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ashtead Capital, Inc.
4.250% due 11/01/2029	$102	$92
5.500% due 08/11/2032	1,094	1,050

Astrazeneca Finance LLC
2.250% due 05/28/2031	10	8

AstraZeneca PLC
1.375% due 08/06/2030	464	368
4.000% due 01/17/2029	944	908
6.450% due 09/15/2037	3,347	3,788

Bacardi Ltd.
2.750% due 07/15/2026	100	90
4.450% due 05/15/2025	10	10
5.300% due 05/15/2048	40	36

BAE Systems Holdings, Inc.
3.850% due 12/15/2025	577	557

BAE Systems PLC
1.900% due 02/15/2031	2,084	1,621
3.400% due 04/15/2030	1,323	1,170

Baidu, Inc.
4.125% due 06/30/2025	46	44

BAT Capital Corp.
3.222% due 08/15/2024	618	595
4.540% due 08/15/2047	1,283	911

Baxter International, Inc.
2.272% due 12/01/2028	1,491	1,274

Bayer U.S. Finance LLC
4.250% due 12/15/2025	2,279	2,211
4.375% due 12/15/2028	734	690
4.875% due 06/25/2048	1,490	1,292

Becton Dickinson & Co.
2.823% due 05/20/2030	2,940	2,530
4.298% due 08/22/2032	49	46

Berry Global, Inc.
0.950% due 02/15/2024	306	290
4.875% due 07/15/2026	1,121	1,082

BMW U.S. Capital LLC
2.550% due 04/01/2031	55	46
3.300% due 04/06/2027	50	47
3.900% due 04/09/2025	10	10
4.150% due 04/09/2030	248	236

Boardwalk Pipelines LP
3.400% due 02/15/2031	172	144

Boeing Co.
2.196% due 02/04/2026	2,053	1,868
2.750% due 02/01/2026	10	9
2.950% due 02/01/2030	174	148
3.100% due 05/01/2026	10	9
3.200% due 03/01/2029	136	120
3.625% due 02/01/2031	1,746	1,534
3.750% due 02/01/2050	1,966	1,358
3.900% due 05/01/2049	410	290
3.950% due 08/01/2059	3,244	2,193
5.040% due 05/01/2027	10	10
5.150% due 05/01/2030	21	21
5.705% due 05/01/2040	889	852

Booking Holdings, Inc.
4.625% due 04/13/2030	10	10

Boston Scientific Corp.
1.900% due 06/01/2025	10	9
2.650% due 06/01/2030	193	165
4.550% due 03/01/2039	1,663	1,499
6.750% due 11/15/2035	93	102

BP Capital Markets America, Inc.
3.067% due 03/30/2050	495	445
3.937% due 09/21/2028	300	287

Braskem Finance Ltd.
6.450% due 02/03/2024	19	19

Bristol-Myers Squibb Co.
3.400% due 07/26/2029	500	464
3.900% due 02/20/2028	2,063	1,990
4.350% due 11/15/2047	2,197	1,947
4.550% due 02/20/2048	8	7
5.875% due 11/15/2036	181	187

Broadcom, Inc.
1.950% due 02/15/2028	1,534	1,298
2.600% due 02/15/2033	1,121	844

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.137% due 11/15/2035	$578	$427
3.187% due 11/15/2036	1,597	1,152
3.419% due 04/15/2033	786	632
3.469% due 04/15/2034	1,194	956
4.000% due 04/15/2029	612	557
4.150% due 04/15/2032	273	240
4.926% due 05/15/2037	745	653

Broadridge Financial Solutions, Inc.
2.900% due 12/01/2029	914	775

Cameron LNG LLC
3.701% due 01/15/2039	482	384

Campbell Soup Co.
2.375% due 04/24/2030	517	431

Canadian Natural Resources Ltd.
3.900% due 02/01/2025	1,625	1,581
6.450% due 06/30/2033	45	46

Canadian Pacific Railway Co.
2.050% due 03/05/2030	1,425	1,171
3.100% due 12/02/2051	1,482	1,003

Carrier Global Corp.
2.242% due 02/15/2025	2	2
2.700% due 02/15/2031	10	8
2.722% due 02/15/2030	1,357	1,145
3.577% due 04/05/2050	621	446

Caterpillar, Inc.
5.300% due 09/15/2035	30	31

CDW LLC
2.670% due 12/01/2026	53	47
3.276% due 12/01/2028	50	43
4.125% due 05/01/2025	20	19

Cenovus Energy, Inc.
6.750% due 11/15/2039	112	117

Centene Corp.
3.000% due 10/15/2030	57	47

CenterPoint Energy Resources Corp.
1.750% due 10/01/2030	149	118

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	50	47

Charter Communications Operating LLC
2.250% due 01/15/2029	220	177
2.300% due 02/01/2032	560	414
3.950% due 06/30/2062	1,656	983
4.800% due 03/01/2050	2,820	2,058
4.908% due 07/23/2025	4,282	4,201

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	129	117

Choice Hotels International, Inc.
3.700% due 01/15/2031	50	43

Cigna Corp.
3.400% due 03/01/2027	2,388	2,243
4.125% due 11/15/2025	10	10
4.500% due 02/25/2026	10	10

Clorox Co.
3.100% due 10/01/2027	1,191	1,101

Coca-Cola Co.
2.125% due 09/06/2029	139	119
3.450% due 03/25/2030	168	157

Comcast Corp.
2.937% due 11/01/2056	150	93
3.200% due 07/15/2036	469	382
3.950% due 10/15/2025	121	119
5.250% due 11/07/2025	100	101
5.350% due 11/15/2027	2,482	2,539
5.500% due 11/15/2032	1,000	1,046

Conagra Brands, Inc.
4.300% due 05/01/2024	1,982	1,956
5.300% due 11/01/2038	20	19

Constellation Brands, Inc.
2.875% due 05/01/2030	627	535
3.150% due 08/01/2029	2,169	1,905
4.100% due 02/15/2048	181	145
5.250% due 11/15/2048	1,940	1,829

Continental Resources, Inc.
2.268% due 11/15/2026	960	833
3.800% due 06/01/2024	50	49
4.375% due 01/15/2028	100	92

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/15/2023	$51	$51
5.750% due 01/15/2031	2,300	2,145

Corning, Inc.
5.450% due 11/15/2079	988	858

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030	286	253
4.500% due 09/16/2025	12	12

Cox Communications, Inc.
1.800% due 10/01/2030	3,533	2,695

CRH America Finance, Inc.
3.400% due 05/09/2027	811	753

CSX Corp.
2.400% due 02/15/2030	300	255
6.220% due 04/30/2040	1,507	1,636

CVS Health Corp.
1.750% due 08/21/2030	10	8
3.000% due 08/15/2026	20	19
3.250% due 08/15/2029	719	645
3.375% due 08/12/2024	1,000	975
3.625% due 04/01/2027	635	604
3.750% due 04/01/2030	889	808
4.125% due 04/01/2040	164	137
5.050% due 03/25/2048	2,810	2,536
5.125% due 07/20/2045	2,131	1,953

Dell International LLC
4.000% due 07/15/2024	10	10
4.900% due 10/01/2026	100	99
5.300% due 10/01/2029	75	74
5.450% due 06/15/2023	639	639
8.100% due 07/15/2036	612	688

Delta Air Lines, Inc.
4.750% due 10/20/2028	10	9
7.000% due 05/01/2025	3,649	3,732

Devon Energy Corp.
4.500% due 01/15/2030	200	187

Diageo Capital PLC
5.300% due 10/24/2027	46	47

Diamondback Energy, Inc.
3.500% due 12/01/2029	780	686
6.250% due 03/15/2033	45	46

Discovery Communications LLC
4.000% due 09/15/2055	1,079	652
4.650% due 05/15/2050	169	117

DT Midstream, Inc.
4.300% due 04/15/2032	142	125

Eastern Energy Gas Holdings LLC
3.600% due 12/15/2024	477	461

eBay, Inc.
2.600% due 05/10/2031	50	41
2.700% due 03/11/2030	611	520
5.900% due 11/22/2025	500	511
6.300% due 11/22/2032	1,519	1,583

Electronic Arts, Inc.
1.850% due 02/15/2031	1,303	1,027

Elevance Health, Inc.
2.250% due 05/15/2030	1,786	1,482
2.550% due 03/15/2031	50	42
3.125% due 05/15/2050	169	117
3.700% due 09/15/2049	10	8
4.550% due 03/01/2048	916	804
4.850% due 08/15/2054	1,320	1,104
5.950% due 12/15/2034	22	23

Eli Lilly & Co.
2.750% due 06/01/2025	864	827
4.150% due 03/15/2059	876	768
5.950% due 11/15/2037	524	563

Enbridge, Inc.
2.500% due 01/15/2025	2,799	2,650
2.500% due 08/01/2033	539	416
3.125% due 11/15/2029	40	35
3.400% due 08/01/2051	360	246
5.500% due 12/01/2046	47	44

Energy Transfer LP
4.050% due 03/15/2025	152	147
4.150% due 09/15/2029	2,120	1,920
4.200% due 09/15/2023	655	651

54	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.200% due 04/15/2027	$380	$359
4.500% due 04/15/2024	10	10
4.950% due 05/15/2028	1,644	1,580
5.250% due 04/15/2029	241	234
5.300% due 04/15/2047	853	714
5.500% due 06/01/2027	536	533
5.875% due 01/15/2024	10	10
6.250% due 04/15/2049	590	551

Eni SpA
4.000% due 09/12/2023	1,295	1,277
4.750% due 09/12/2028	1,170	1,135

Entergy Louisiana LLC
4.200% due 09/01/2048	3,213	2,645

Enterprise Products Operating LLC
3.200% due 02/15/2052	714	471
3.750% due 02/15/2025	1,700	1,654
4.200% due 01/31/2050	637	504
4.250% due 02/15/2048	10	8

EQT Corp.
3.900% due 10/01/2027	50	46
5.000% due 01/15/2029	1,273	1,199
5.700% due 04/01/2028	675	672

Equifax, Inc.
5.100% due 12/15/2027	1,163	1,150
7.000% due 07/01/2037	565	591

Equinor ASA
2.375% due 05/22/2030	2,531	2,158
3.125% due 04/06/2030	52	47
3.625% due 04/06/2040	15	12
3.700% due 04/06/2050	151	120
7.150% due 11/15/2025	26	27

ERAC USA Finance LLC
3.300% due 12/01/2026	152	141
4.200% due 11/01/2046	389	304
7.000% due 10/15/2037	430	469

Evernorth Health, Inc.
3.500% due 06/15/2024	223	218

Expedia Group, Inc.
6.250% due 05/01/2025	10	10

Exxon Mobil Corp.
3.176% due 03/15/2024	13	13

FedEx Corp.
3.250% due 04/01/2026	993	946
4.250% due 05/15/2030	50	47

Fibria Overseas Finance Ltd.
4.000% due 01/14/2025	252	245

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	134	118
2.250% due 03/01/2031	1,181	928
4.700% due 07/15/2027	484	473
5.100% due 07/15/2032	100	97
5.625% due 07/15/2052	100	92

Fiserv, Inc.
2.250% due 06/01/2027	10	9
2.650% due 06/01/2030	141	119
3.200% due 07/01/2026	818	767
3.500% due 07/01/2029	847	765

Fomento Economico Mexicano SAB de CV
2.875% due 05/10/2023	1,301	1,289

Fortune Brands Innovations, Inc.
4.000% due 03/25/2032	174	151
4.500% due 03/25/2052	100	76

Fox Corp.
5.476% due 01/25/2039	100	91

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	2,658	2,463
4.625% due 08/01/2030	50	47

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	50	37

GE Capital Funding LLC
3.450% due 05/15/2025	327	312

General Mills, Inc.
2.875% due 04/15/2030	1,271	1,101

General Motors Co.
5.400% due 04/01/2048	1,197	983
6.600% due 04/01/2036	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 04/01/2046	$46	$44
6.800% due 10/01/2027 (g)	659	685

Gilead Sciences, Inc.
2.800% due 10/01/2050	181	117

Glencore Funding LLC
1.625% due 09/01/2025	10	9
2.625% due 09/23/2031	100	80
2.850% due 04/27/2031	531	436
3.875% due 10/27/2027	100	94
3.875% due 04/27/2051	10	7
4.125% due 03/12/2024	120	118

Global Payments, Inc.
2.900% due 05/15/2030	1,209	993
4.150% due 08/15/2049	172	123
4.950% due 08/15/2027	864	840
5.300% due 08/15/2029	614	595
5.400% due 08/15/2032	408	390
5.950% due 08/15/2052	100	91

Graphic Packaging International LLC
0.821% due 04/15/2024	160	150
1.512% due 04/15/2026	346	302

GS Caltex Corp.
3.000% due 06/04/2024	410	395

GSK Consumer Healthcare Capital U.S. LLC
3.375% due 03/24/2027	2,900	2,704
3.375% due 03/24/2029	1,782	1,606

Hasbro, Inc.
3.550% due 11/19/2026	10	9
3.900% due 11/19/2029	172	153

HCA, Inc.
3.125% due 03/15/2027	172	157
3.500% due 09/01/2030	8	7
3.625% due 03/15/2032	172	146
4.125% due 06/15/2029	1,290	1,180
4.375% due 03/15/2042	1,530	1,225
4.625% due 03/15/2052	172	135
5.000% due 03/15/2024	970	965
5.250% due 06/15/2049	2,538	2,174
5.875% due 02/01/2029	60	60

Hess Corp.
5.800% due 04/01/2047	458	440

Home Depot, Inc.
2.950% due 06/15/2029	20	18
3.125% due 12/15/2049	2,109	1,503
4.250% due 04/01/2046	7	6
4.500% due 09/15/2032	1,801	1,764
4.500% due 12/06/2048	70	64

Humana, Inc.
3.125% due 08/15/2029	75	66
3.700% due 03/23/2029	2,391	2,194
5.750% due 03/01/2028	650	665
5.875% due 03/01/2033	607	629
8.150% due 06/15/2038	481	562

Huntington Ingalls Industries, Inc.
2.043% due 08/16/2028	1,343	1,109

Hyatt Hotels Corp.
1.300% due 10/01/2023	562	546
1.800% due 10/01/2024	100	94
4.850% due 03/15/2026	100	98
5.625% due 04/23/2025	58	58

Hyundai Capital America
0.800% due 01/08/2024	129	123
0.875% due 06/14/2024	286	267
1.000% due 09/17/2024	1,244	1,150
1.250% due 09/18/2023	100	97
1.500% due 06/15/2026	349	303
1.650% due 09/17/2026	1,802	1,586
1.800% due 10/15/2025	133	120
2.000% due 06/15/2028	408	333
2.100% due 09/15/2028	363	299

Illumina, Inc.
2.550% due 03/23/2031	675	542

Imperial Brands Finance PLC
3.125% due 07/26/2024	786	752
3.500% due 07/26/2026	1,577	1,448
6.125% due 07/27/2027	571	569

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indonesia Asahan Aluminium Persero PT
5.710% due 11/15/2023	$417	$418

Infor, Inc.
1.750% due 07/15/2025	15	14

Intel Corp.
3.100% due 02/15/2060	1,746	1,084

International Business Machines Corp.
4.400% due 07/27/2032	933	893
4.900% due 07/27/2052	1,859	1,700
5.600% due 11/30/2039	29	30

International Flavors & Fragrances, Inc.
4.450% due 09/26/2028	1,338	1,262

JDE Peet’s NV
0.800% due 09/24/2024	1,728	1,579
2.250% due 09/24/2031	165	125

Kansas City Southern
3.500% due 05/01/2050	1,744	1,250

Kellogg Co.
2.100% due 06/01/2030	2,701	2,202

Keurig Dr Pepper, Inc.
3.200% due 05/01/2030	135	118
4.050% due 04/15/2032	1,619	1,477
4.417% due 05/25/2025	34	34
4.500% due 04/15/2052	1,340	1,124

Kia Corp.
1.000% due 04/16/2024	93	88

Kinder Morgan, Inc.
5.550% due 06/01/2045	1,095	1,004
5.625% due 11/15/2023	755	756

Kraft Heinz Foods Co.
6.875% due 01/26/2039	1,043	1,136

L3Harris Technologies, Inc.
3.850% due 12/15/2026	2,541	2,427
4.400% due 06/15/2028	15	14

Lafarge SA
7.125% due 07/15/2036	156	167

Leidos, Inc.
2.300% due 02/15/2031	1,148	882
4.375% due 05/15/2030	1,130	1,022

Lowe’s Cos., Inc.
2.500% due 04/15/2026	506	472

LYB International Finance LLC
1.250% due 10/01/2025	114	102

Marathon Petroleum Corp.
3.800% due 04/01/2028	2,082	1,930

Marriott International, Inc.
2.750% due 10/15/2033	100	77
2.850% due 04/15/2031	140	114
4.625% due 06/15/2030	2,646	2,475

Marvell Technology, Inc.
2.450% due 04/15/2028	56	47

Massachusetts Institute of Technology
3.885% due 07/01/2116	172	125

McCormick & Co., Inc.
0.900% due 02/15/2026	1,323	1,160

McDonald’s Corp.
3.500% due 07/01/2027	2,550	2,423
4.875% due 12/09/2045	2,570	2,388
5.700% due 02/01/2039	50	52

Mead Johnson Nutrition Co.
4.125% due 11/15/2025	212	208

Mercedes-Benz Finance North America LLC
1.450% due 03/02/2026	189	169

Merck & Co., Inc.
1.700% due 06/10/2027	2,622	2,329
2.900% due 12/10/2061	1,730	1,108
3.400% due 03/07/2029	1,018	951

Meta Platforms, Inc.
3.850% due 08/15/2032	933	824
4.450% due 08/15/2052	933	746
4.650% due 08/15/2062	933	754

Micron Technology, Inc.
4.185% due 02/15/2027	1,231	1,167
5.327% due 02/06/2029	100	96

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	55

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Microsoft Corp.
2.525% due 06/01/2050	$4,815	$3,192
2.675% due 06/01/2060	563	360
2.921% due 03/17/2052	60	43

Mondelez International Holdings Netherlands BV
1.250% due 09/24/2026	1,160	1,010
2.250% due 09/19/2024	26	25
4.250% due 09/15/2025	48	47

Mondelez International, Inc.
1.875% due 10/15/2032	85	65
6.500% due 11/01/2031	1,472	1,517

Moody’s Corp.
3.100% due 11/29/2061	1,079	684
3.750% due 02/25/2052	172	132
4.875% due 02/15/2024	2,343	2,337

Motorola Solutions, Inc.
2.300% due 11/15/2030	362	284
2.750% due 05/24/2031	146	117
5.500% due 09/01/2044	1,361	1,232

MPLX LP
4.125% due 03/01/2027	2,261	2,139
4.500% due 07/15/2023	60	60
4.700% due 04/15/2048	40	32
4.950% due 03/14/2052	663	545
5.200% due 03/01/2047	889	759
5.500% due 02/15/2049	122	108

Netflix, Inc.
3.625% due 06/15/2025	1,463	1,403
4.375% due 11/15/2026	28	27
4.875% due 04/15/2028	2,672	2,586
5.375% due 11/15/2029	164	159
5.875% due 02/15/2025	50	51

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	171	168
3.522% due 09/17/2025	128	119

Norfolk Southern Corp.
5.590% due 05/17/2025	1,202	1,214

Northrop Grumman Corp.
3.850% due 04/15/2045	200	160

Novartis Capital Corp.
2.000% due 02/14/2027	50	46

NXP BV
2.500% due 05/11/2031	1,332	1,064
3.150% due 05/01/2027	132	120
4.300% due 06/18/2029	132	123
4.400% due 06/01/2027	100	96
5.000% due 01/15/2033	100	95

ONEOK Partners LP
5.000% due 09/15/2023	157	157

Open Text Corp.
6.900% due 12/01/2027	1,035	1,036

Oracle Corp.
2.300% due 03/25/2028 (g)	1,640	1,423
3.950% due 03/25/2051 (g)	3,586	2,571
4.125% due 05/15/2045	2,752	2,087
5.375% due 07/15/2040	60	55

Otis Worldwide Corp.
2.056% due 04/05/2025	35	33
2.565% due 02/15/2030	10	8

Owens Corning
3.400% due 08/15/2026	100	93

Panasonic Holdings Corp.
2.679% due 07/19/2024	50	48

Paramount Global
4.750% due 05/15/2025	478	471

PayPal Holdings, Inc.
2.850% due 10/01/2029	135	118
3.250% due 06/01/2050	1,438	984

Penske Truck Leasing Co. LP
1.200% due 11/15/2025	258	227
1.700% due 06/15/2026	2	2
3.400% due 11/15/2026	125	115

PepsiCo, Inc.
2.850% due 02/24/2026	126	120
3.900% due 07/18/2032	3,005	2,843
4.600% due 07/17/2045	1,074	994

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pertamina Persero PT
4.300% due 05/20/2023	$249	$247
6.000% due 05/03/2042	501	481

Philip Morris International, Inc.
1.750% due 11/01/2030	214	168
2.750% due 02/25/2026	172	161
3.375% due 08/11/2025	187	180
3.600% due 11/15/2023	606	599
3.875% due 08/21/2042	655	500
5.000% due 11/17/2025	500	503
5.625% due 11/17/2029	500	508
5.750% due 11/17/2032	500	511
6.375% due 05/16/2038	643	687

Phillips 66
2.450% due 12/15/2024	2,220	2,087

Pioneer Natural Resources Co.
1.125% due 01/15/2026	135	120

Prosus NV
3.680% due 01/21/2030	417	348
4.193% due 01/19/2032	185	154

Qorvo, Inc.
1.750% due 12/15/2024	52	48
4.375% due 10/15/2029	50	44

QUALCOMM, Inc.
5.400% due 05/20/2033	1,096	1,145
6.000% due 05/20/2053	1,035	1,106

Quanta Services, Inc.
2.350% due 01/15/2032	1,929	1,469
2.900% due 10/01/2030	56	46

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	408	411

Raytheon Technologies Corp.
1.900% due 09/01/2031	59	46
4.800% due 12/15/2043	2,496	2,296

Reliance Industries Ltd.
3.625% due 01/12/2052	1,812	1,192
4.125% due 01/28/2025	259	252

RELX Capital, Inc.
3.000% due 05/22/2030	527	450
4.000% due 03/18/2029	2,169	2,013

Renesas Electronics Corp.
1.543% due 11/26/2024	652	598
2.170% due 11/25/2026	1,707	1,465

Republic Services, Inc.
3.375% due 11/15/2027	1,389	1,297

Reynolds American, Inc.
4.450% due 06/12/2025	1,943	1,903

Rogers Communications, Inc.
5.000% due 03/15/2044	50	43

Royalty Pharma PLC
0.750% due 09/02/2023	100	97
3.300% due 09/02/2040	64	45

S&P Global, Inc.
4.250% due 05/01/2029	1,882	1,800
4.750% due 08/01/2028	1,121	1,110

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030	122	113
5.900% due 09/15/2037	46	46

Sands China Ltd.
2.800% due 03/08/2027	425	365
3.350% due 03/08/2029	286	234
4.300% due 01/08/2026	41	38

Santos Finance Ltd.
3.649% due 04/29/2031	1,467	1,167

Saudi Arabian Oil Co.
3.500% due 11/24/2070	1,613	1,102

Seagate HDD Cayman
4.091% due 06/01/2029	1,071	889

Sealed Air Corp.
1.573% due 10/15/2026	1,954	1,690

Sherwin-Williams Co.
4.250% due 08/08/2025	1,398	1,375
4.550% due 08/01/2045	53	45

Sky Ltd.
3.750% due 09/16/2024	240	234

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Smith & Nephew PLC
2.032% due 10/14/2030	$105	$82

South32 Treasury Ltd.
4.350% due 04/14/2032	1,687	1,448

Southern Co.
3.700% due 04/30/2030	3,893	3,523
4.400% due 07/01/2046	1,066	894
5.700% due 10/15/2032	2,000	2,052

Southern Copper Corp.
3.875% due 04/23/2025	149	144

Southwest Airlines Co.
5.125% due 06/15/2027	118	117

Stanley Black & Decker, Inc.
4.000% due 03/15/2060 •	131	112

Starbucks Corp.
2.000% due 03/12/2027	129	115
2.550% due 11/15/2030	10	8
3.000% due 02/14/2032 (d)	2,885	2,468

Steel Dynamics, Inc.
2.800% due 12/15/2024	115	109
3.250% due 01/15/2031	50	43

Stellantis NV
5.250% due 04/15/2023	560	561

Stryker Corp.
3.500% due 03/15/2026	2,033	1,954
4.625% due 03/15/2046	725	642

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026	50	47

Sysco Corp.
5.950% due 04/01/2030	45	47

T-Mobile USA, Inc.
1.500% due 02/15/2026	464	416
2.250% due 11/15/2031	35	28
2.400% due 03/15/2029	165	140
2.700% due 03/15/2032	165	134
3.000% due 02/15/2041	277	197
3.400% due 10/15/2052	1,240	839
3.500% due 04/15/2025	110	106
3.600% due 11/15/2060	2,513	1,671
3.750% due 04/15/2027	1,719	1,622
3.875% due 04/15/2030	51	46
4.375% due 04/15/2040	785	673
5.200% due 01/15/2033	947	941
5.650% due 01/15/2053	100	97

Take-Two Interactive Software, Inc.
3.700% due 04/14/2027	1,010	952
4.000% due 04/14/2032	1,256	1,115

Targa Resources Corp.
5.200% due 07/01/2027	1,736	1,704
6.250% due 07/01/2052	100	95

TC PipeLines LP
4.375% due 03/13/2025	517	506

TCI Communications, Inc.
7.875% due 02/15/2026	2,447	2,653

Teck Resources Ltd.
6.000% due 08/15/2040	313	300

Telefonica Emisiones SA
7.045% due 06/20/2036	1,516	1,560

Tencent Holdings Ltd.
3.280% due 04/11/2024	239	233
3.290% due 06/03/2060	466	280
3.940% due 04/22/2061	2,113	1,457
3.975% due 04/11/2029	703	648
4.525% due 04/11/2049	307	243

Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	1,122	1,226

Textron, Inc.
3.900% due 09/17/2029	52	47

Thermo Fisher Scientific, Inc.
0.797% due 10/18/2023	719	696
1.215% due 10/18/2024	500	470

TotalEnergies Capital International SA
3.455% due 02/19/2029	50	46

Toyota Industries Corp.
3.566% due 03/16/2028	717	673

56	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TransCanada PipeLines Ltd.
4.100% due 04/15/2030	$10	$9
4.625% due 03/01/2034	300	274
7.625% due 01/15/2039	1,323	1,519

TSMC Arizona Corp.
3.250% due 10/25/2051	92	67

TSMC Global Ltd.
0.750% due 09/28/2025	646	583

TWDC Enterprises 18 Corp.
7.000% due 03/01/2032	133	151

Tyson Foods, Inc.
4.000% due 03/01/2026	300	291
4.875% due 08/15/2034	1,671	1,603

Union Pacific Corp.
2.150% due 02/05/2027	517	468

United Rentals North America, Inc.
3.875% due 11/15/2027	477	442

UnitedHealth Group, Inc.
2.000% due 05/15/2030	34	28
2.900% due 05/15/2050	146	99
3.050% due 05/15/2041	139	105
3.375% due 04/15/2027	199	189
3.700% due 08/15/2049	152	121
4.750% due 07/15/2045	2,108	1,985
6.625% due 11/15/2037	41	47
6.875% due 02/15/2038	702	827

Vale Overseas Ltd.
3.750% due 07/08/2030	274	240
6.875% due 11/21/2036	1,482	1,567

Valero Energy Corp.
4.350% due 06/01/2028	1,799	1,737

VeriSign, Inc.
5.250% due 04/01/2025	510	509

Verisk Analytics, Inc.
4.125% due 03/15/2029	1,729	1,622

VF Corp.
6.000% due 10/15/2033	35	35

Viatris, Inc.
1.650% due 06/22/2025	373	338

VMware, Inc.
1.000% due 08/15/2024	51	47
1.800% due 08/15/2028	35	29
4.500% due 05/15/2025	10	10

Volkswagen Group of America Finance LLC
1.250% due 11/24/2025	1,629	1,454
3.125% due 05/12/2023	100	99
4.250% due 11/13/2023	363	360

Walt Disney Co.
2.750% due 09/01/2049	100	67
3.500% due 05/13/2040	56	45
4.950% due 10/15/2045	1,330	1,255
6.400% due 12/15/2035	77	85
7.750% due 12/01/2045	1,373	1,726

Warnermedia Holdings, Inc.
5.050% due 03/15/2042	456	350
5.141% due 03/15/2052	386	282
5.391% due 03/15/2062	3,086	2,265

Waste Connections, Inc.
2.600% due 02/01/2030	1,655	1,415
2.950% due 01/15/2052	371	245
4.200% due 01/15/2033	100	93

Weir Group PLC
2.200% due 05/13/2026	1,392	1,236

Western Digital Corp.
2.850% due 02/01/2029	100	78

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	3,248	3,125

Westlake Corp.
0.875% due 08/15/2024	51	47

Whirlpool Corp.
4.500% due 06/01/2046	50	39

Williams Cos., Inc.
3.750% due 06/15/2027	50	47
4.300% due 03/04/2024	137	135
4.650% due 08/15/2032	1,011	944

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.300% due 08/15/2052	$100	$90
5.400% due 03/04/2044	1,519	1,384

Woodside Finance Ltd.
3.650% due 03/05/2025	1,771	1,701
3.700% due 09/15/2026	1,915	1,793

Workday, Inc.
3.700% due 04/01/2029	700	644
3.800% due 04/01/2032	509	451

Wyeth LLC
5.950% due 04/01/2037	1,498	1,617

Zimmer Biomet Holdings, Inc.
3.550% due 03/20/2030	55	47

Zoetis, Inc.
2.000% due 05/15/2030	144	117
3.000% due 05/15/2050	419	285
3.900% due 08/20/2028	797	759
4.700% due 02/01/2043	1,301	1,173
5.400% due 11/14/2025	500	511
5.600% due 11/16/2032	1,000	1,040

		408,153

UTILITIES 12.2%

AEP Texas, Inc.
3.450% due 01/15/2050	851	605
4.700% due 05/15/2032	100	96
5.250% due 05/15/2052	100	96

AES Corp.
2.450% due 01/15/2031	1,156	922

Alabama Power Co.
3.750% due 09/01/2027	460	442
3.940% due 09/01/2032	460	424

Ameren Corp.
3.500% due 01/15/2031	1,438	1,275

Ameren Illinois Co.
4.800% due 12/15/2043	51	45

American Electric Power Co., Inc.
2.031% due 03/15/2024	60	58
2.300% due 03/01/2030	100	82

American Water Capital Corp.
2.800% due 05/01/2030	1,941	1,683
3.000% due 12/01/2026	51	47

Appalachian Power Co.
7.000% due 04/01/2038	1,393	1,560

Arizona Public Service Co.
3.350% due 06/15/2024	67	65
4.500% due 04/01/2042	56	46

AT&T, Inc.
1.650% due 02/01/2028	10	8
3.500% due 09/15/2053	2,423	1,646
3.650% due 09/15/2059	1,371	924
4.100% due 02/15/2028	1,235	1,179
4.300% due 02/15/2030	2,833	2,674
4.350% due 03/01/2029	1,025	977
4.500% due 03/09/2048	1,181	967
4.750% due 05/15/2046	50	43

Atmos Energy Corp.
1.500% due 01/15/2031	50	39
4.150% due 01/15/2043	2,192	1,855

Avangrid, Inc.
3.800% due 06/01/2029	621	566

Bell Telephone Co. of Canada
3.650% due 03/17/2051	459	334

Berkshire Hathaway Energy Co.
1.650% due 05/15/2031	865	672
3.700% due 07/15/2030	5	5
4.050% due 04/15/2025	365	360
6.125% due 04/01/2036	1,541	1,623

BG Energy Capital PLC
5.125% due 10/15/2041	110	103

Bharti Airtel International Netherlands BV
5.350% due 05/20/2024	384	382

Bharti Airtel Ltd.
4.375% due 06/10/2025	212	206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Hills Corp.
3.150% due 01/15/2027	$2,099	$1,945
4.200% due 09/15/2046	100	76

British Telecommunications PLC
5.125% due 12/04/2028	1,381	1,343
9.625% due 12/15/2030	39	47

Brooklyn Union Gas Co.
4.487% due 03/04/2049	58	45

CenterPoint Energy, Inc.
1.450% due 06/01/2026	947	841

CMS Energy Corp.
4.750% due 06/01/2050 •	274	238

Commonwealth Edison Co.
4.000% due 03/01/2048	1,046	865

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	395	248
3.600% due 06/15/2061	258	185
3.850% due 06/15/2046	1,171	913
6.150% due 11/15/2052	1,150	1,238

Constellation Energy Generation LLC
5.600% due 06/15/2042	1,192	1,154

Consumers Energy Co.
3.125% due 08/31/2024	1,259	1,217

Dominion Energy, Inc.
1.450% due 04/15/2026	1,223	1,090
3.071% due 08/15/2024 þ	824	794
3.375% due 04/01/2030	10	9
5.375% due 11/15/2032	1,303	1,296

DTE Electric Co.
3.650% due 03/15/2024	1,281	1,260
3.650% due 03/01/2052	100	78

DTE Energy Co.
1.050% due 06/01/2025	286	259
3.400% due 06/15/2029	860	766

Duke Energy Carolinas LLC
2.550% due 04/15/2031	325	272
2.850% due 03/15/2032	100	85
3.550% due 03/15/2052	100	75
3.875% due 03/15/2046	60	47
3.950% due 11/15/2028	644	619
6.000% due 12/01/2028	855	908

Duke Energy Corp.
2.450% due 06/01/2030	390	322
2.550% due 06/15/2031	10	8
3.400% due 06/15/2029	10	9
3.500% due 06/15/2051	146	102
3.750% due 09/01/2046	100	75
3.950% due 10/15/2023	806	798
4.300% due 03/15/2028	284	274
4.500% due 08/15/2032	1,431	1,345
5.000% due 08/15/2052	234	209

Duke Energy Florida LLC
2.400% due 12/15/2031	553	453
3.400% due 10/01/2046	100	72
5.650% due 04/01/2040	11	11
5.950% due 11/15/2052	100	107

Duke Energy Progress LLC
3.400% due 04/01/2032	100	89
3.450% due 03/15/2029	10	9
3.600% due 09/15/2047	100	75
4.000% due 04/01/2052	100	81

Duquesne Light Holdings, Inc.
3.616% due 08/01/2027	53	48

East Ohio Gas Co.
1.300% due 06/15/2025	10	9

Edison International
3.550% due 11/15/2024	60	58
5.750% due 06/15/2027	258	259

Electricite de France SA
4.875% due 01/22/2044	802	648

Enel Finance International NV
1.375% due 07/12/2026	138	119
4.250% due 06/15/2025	487	472
4.625% due 06/15/2027	777	736
5.000% due 06/15/2032	460	416
5.500% due 06/15/2052	460	379

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	57

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 10/07/2039	$1,272	$1,163

Entergy Corp.
0.900% due 09/15/2025	10	9
1.900% due 06/15/2028	10	8
2.400% due 06/15/2031	75	60
2.800% due 06/15/2030	2,868	2,429

Evergy, Inc.
2.450% due 09/15/2024	190	180
2.900% due 09/15/2029	73	63

Eversource Energy
0.800% due 08/15/2025	9	8
1.650% due 08/15/2030	1,140	890
4.600% due 07/01/2027	1,506	1,488

Exelon Corp.
3.950% due 06/15/2025	880	860
4.050% due 04/15/2030	1,746	1,625
4.450% due 04/15/2046	286	243

Fells Point Funding Trust
3.046% due 01/31/2027	2,354	2,146

Florida Power & Light Co.
3.150% due 10/01/2049	861	624
4.125% due 02/01/2042	100	87

Fortis, Inc.
3.055% due 10/04/2026	28	26

Idaho Power Co.
4.200% due 03/01/2048	21	17

Indiana Michigan Power Co.
4.250% due 08/15/2048	2,134	1,742

Interstate Power & Light Co.
3.100% due 11/30/2051	28	18
3.700% due 09/15/2046	25	18
6.250% due 07/15/2039	8	8

Jersey Central Power & Light Co.
4.700% due 04/01/2024	71	70

Kentucky Utilities Co.
5.125% due 11/01/2040	100	95

KeySpan Gas East Corp.
2.742% due 08/15/2026	2,400	2,147

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039	324	286

MidAmerican Energy Co.
4.250% due 07/15/2049	1,697	1,448

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	1,588	1,331
5.450% due 10/30/2025	47	48

New York State Electric & Gas Corp.
2.150% due 10/01/2031	100	78

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028	60	51
2.750% due 11/01/2029	3,533	3,064
4.800% due 12/01/2077 •	570	466

NiSource, Inc.
0.950% due 08/15/2025	10	9

Northern States Power Co.
2.900% due 03/01/2050	1	0

NSTAR Electric Co.
4.400% due 03/01/2044	43	38

Oklahoma Gas and Electric Co.
4.150% due 04/01/2047	10	8
4.550% due 03/15/2044	30	25

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	172	123

ONEOK, Inc.
3.400% due 09/01/2029	816	707
4.550% due 07/15/2028	744	704
5.200% due 07/15/2048	1,639	1,373
6.100% due 11/15/2032	1,000	1,003

Pacific Gas & Electric Co.
2.500% due 02/01/2031	20	16
3.250% due 06/01/2031	1,746	1,423
3.300% due 08/01/2040	150	102
3.450% due 07/01/2025	128	121
3.750% due 07/01/2028	180	160
3.950% due 12/01/2047	1,079	736
4.550% due 07/01/2030	103	93

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.650% due 08/01/2028	$52	$48
4.950% due 07/01/2050	103	80
5.450% due 06/15/2027	278	275
5.900% due 06/15/2032	100	98

PacifiCorp
4.150% due 02/15/2050	70	58

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050	842	604

Piedmont Natural Gas Co., Inc.
3.500% due 06/01/2029	610	560

Pinnacle West Capital Corp.
1.300% due 06/15/2025	50	46

Plains All American Pipeline LP
3.550% due 12/15/2029	133	116
5.150% due 06/01/2042	565	460

Public Service Co. of Colorado
3.550% due 06/15/2046	52	38

Public Service Enterprise Group, Inc.
0.800% due 08/15/2025	1,368	1,227

Puget Sound Energy, Inc.
5.795% due 03/15/2040	30	30

San Diego Gas & Electric Co.
1.700% due 10/01/2030	10	8

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044	367	381

Sempra Energy
3.300% due 04/01/2025	2,224	2,135
3.700% due 04/01/2029	174	159

Shell International Finance BV
2.875% due 05/10/2026	1,300	1,226

Sinopec Group Overseas Development Ltd.
4.125% due 09/12/2025	295	289

Southern California Edison Co.
2.850% due 08/01/2029	1,602	1,396
3.650% due 02/01/2050	1,843	1,355
4.125% due 03/01/2048	1,703	1,367
5.850% due 11/01/2027	1,000	1,031
5.950% due 11/01/2032	100	106

Southern California Gas Co.
3.150% due 09/15/2024	933	908
4.125% due 06/01/2048	1,058	854
4.450% due 03/15/2044	52	43

Southern Power Co.
5.150% due 09/15/2041	928	843

Southwest Gas Corp.
4.050% due 03/15/2032	482	425

Southwestern Electric Power Co.
4.100% due 09/15/2028	665	632

Southwestern Public Service Co.
3.150% due 05/01/2050	10	7
3.700% due 08/15/2047	9	7
6.000% due 10/01/2036	1,522	1,516

Tampa Electric Co.
3.875% due 07/12/2024	100	98
4.350% due 05/15/2044	30	25
5.000% due 07/15/2052	100	92

Union Electric Co.
2.625% due 03/15/2051	172	109
3.900% due 04/01/2052	100	81

Verizon Communications, Inc.
2.355% due 03/15/2032	4,316	3,433
2.550% due 03/21/2031	1,746	1,440
4.125% due 03/16/2027	1,946	1,898
4.125% due 08/15/2046	1,069	854
4.400% due 11/01/2034	622	573
4.500% due 08/10/2033	60	56
4.812% due 03/15/2039	564	519
4.862% due 08/21/2046	966	871

Virginia Electric & Power Co.
3.750% due 05/15/2027	186	178
4.625% due 05/15/2052	100	88
6.000% due 01/15/2036	60	62
8.875% due 11/15/2038	1,689	2,219

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vistra Operations Co. LLC
4.300% due 07/15/2029	$662	$597

Vodafone Group PLC
4.125% due 05/30/2025	213	210
7.875% due 02/15/2030	109	123

WEC Energy Group, Inc.
2.200% due 12/15/2028	1,072	910

Wisconsin Power & Light Co.
3.950% due 09/01/2032	704	646

Wisconsin Public Service Corp.
3.671% due 12/01/2042	3	2

		109,954

Total Corporate Bonds & Notes (Cost $913,252)		836,288

U.S. TREASURY OBLIGATIONS 3.2%

U.S. Treasury Bonds
3.000% due 08/15/2052	8,200	6,759
3.375% due 08/15/2042	3,500	3,129
4.000% due 11/15/2042 (a)	2,600	2,546
4.000% due 11/15/2052	2,200	2,204

U.S. Treasury Notes
2.750% due 08/15/2032	9,300	8,470

U.S. Treasury STRIPS
0.000% due 05/15/2051 (b)	3,290	1,082
0.000% due 11/15/2051 (b)	5,529	1,782
0.000% due 05/15/2052 (b)	7,445	2,396

Total U.S. Treasury Obligations (Cost $31,494)		28,368

SHORT-TERM INSTRUMENTS 2.9%

REPURCHASE AGREEMENTS (h) 2.9%
		26,318

Total Short-Term Instruments (Cost $26,318)		26,318

Total Investments in Securities (Cost $971,064)		890,974

	SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

MUTUAL FUNDS 0.4%

PIMCO Government Money Market Fund
4.310% (c)(d)(f)	3,743,714	3,744

Total Short-Term Instruments (Cost $3,744)		3,744

Total Investments in Affiliates (Cost $3,744)		3,744

Total Investments 99.3% (Cost $974,808)		$894,718

Financial Derivative Instruments (i) 0.0% (Cost or Premiums, net $159)		11

Other Assets and Liabilities, net 0.7%		6,099

Net Assets 100.0%		$900,828

58	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $3,669 were out on loan in exchange for $3,744 of cash collateral as of December 31, 2022. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(e)	Contingent convertible security.
(f)	Coupon represents a 7-Day Yield.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.561%	05/01/2032	06/21/2021	$1,517	$1,188	0.13%
Citigroup, Inc.	2.572	06/03/2031	07/01/2021 - 07/29/2022	486	405	0.04
Citigroup, Inc.	3.057	01/25/2033	01/18/2022	168	136	0.02
Citigroup, Inc.	6.270	11/17/2033	11/09/2022	1,000	1,035	0.11
Deutsche Bank AG	2.129	11/24/2026	08/11/2021 - 12/27/2022	1,631	1,623	0.18
General Motors Co.	6.800	10/01/2027	11/04/2021 - 12/19/2022	706	685	0.08
Oracle Corp.	2.300	03/25/2028	09/23/2021 - 12/27/2022	1,522	1,423	0.16
Oracle Corp.	3.950	03/25/2051	04/09/2021 - 12/19/2022	3,656	2,571	0.29

				$10,686	$9,066	1.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	4.250%	12/30/2022	01/03/2023	$25,700	U.S. Treasury Notes 2.375% due 03/31/2029	$(26,203)	$25,700	$25,712
FICC	1.900	12/30/2022	01/03/2023	618	U.S. Treasury Bills 0.000% due 12/28/2023	(630)	618	618

Total Repurchase Agreements						$(26,833)	$26,318	$26,330

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$25,712	$0	$0	$0	$25,712	$(26,203)	$(491)
FICC	618	0	0	0	618	(630)	(12)

Master Securities Lending Agreement
BCY	0	0	0	2,434	2,434	(2,484)	(50)
BPG	0	0	0	1,017	1,017	(1,037)	(20)
GSC	0	0	0	218	218	(223)	(5)

Total Borrowings and Other Financing Transactions	$26,330	$0	$0	$3,669

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	59

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$3,744	$0	$0	$0	$3,744

Total Borrowings	$3,744	$0	$0	$0	$3,744

Payable for securities on loan - cash collateral					$3,744

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2023	62	$(6,962)	$19	$9	$0

Total Futures Contracts				$19	$9	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
National Rural Utilities Cooperative Finance Corp.	1.000%	Quarterly	12/20/2026	0.282%	$ 100	$3	$(1)	$2	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$200	$4	$(2)	$2	$0	$0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	8,900	100	(3)	97	0	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	60,600	52	455	507	2	0

					$156	$450	$606	$2	$0

Total Swap Agreements					$159	$449	$608	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$9	$2	$11	$0	$0	$0	$0

Cash of $3,193 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

60	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$9	$11

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$246	$246
Swap Agreements	0	43	0	0	(1)	42

	$0	$43	$0	$0	$245	$288

Over the counter
Swap Agreements	$0	$0	$0	$0	$265	$265

	$0	$43	$0	$0	$510	$553

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	895	0	0	0	895

	$0	$895	$0	$0	$60	$955

Over the counter
Swap Agreements	$0	$0	$0	$0	$(104)	$(104)

	$0	$895	$0	$0	$(44)	$851

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	61

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)	December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$318,181	$0	$318,181
Industrials	0	408,153	0	408,153
Utilities	0	109,954	0	109,954
U.S. Treasury Obligations	0	28,368	0	28,368
Short-Term Instruments
Repurchase Agreements	0	26,318	0	26,318

	$0	$890,974	$0	$890,974

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$3,744	$0	$0	$3,744

Total Investments	$3,744	$890,974	$0	$894,718

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$11	$0	$11

Total Financial Derivative Instruments	$0	$11	$0	$11

Totals	$3,744	$890,985	$0	$894,729

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

62	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

Air Canada
8.130% (LIBOR03M + 3.500%) due 08/11/2028 ~	$2,594	$2,571

American Airlines, Inc.
8.993% (LIBOR03M + 4.750%) due 04/20/2028 ~	3,700	3,690

Avolon TLB Borrower 1 (U.S.) LLC
6.603% (LIBOR01M + 2.250%) due 12/01/2027 ~	1,280	1,280

Bally’s Corp.
7.542% (LIBOR03M + 3.250%) due 10/02/2028 ~	3,970	3,684

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	6,077	5,499

SkyMiles IP Ltd.
7.993% (LIBOR03M + 3.750%) due 10/20/2027 ~	4,900	5,004

United Airlines, Inc.
8.108% (LIBOR03M + 3.750%) due 04/21/2028 ~	1,969	1,950

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	2,148	1,837

Total Loan Participations and Assignments (Cost $26,662)		25,515

CORPORATE BONDS & NOTES 31.0%

BANKING & FINANCE 19.9%

AerCap Ireland Capital DAC
3.875% due 01/23/2028	2,100	1,892

Aircastle Ltd.
4.250% due 06/15/2026	3,800	3,578

American Assets Trust LP
3.375% due 02/01/2031	2,800	2,227

American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	2,687

American Tower Corp.
1.300% due 09/15/2025	500	452
3.375% due 10/15/2026	3,300	3,090
3.650% due 03/15/2027	3,500	3,274

AmFam Holdings, Inc.
2.805% due 03/11/2031	700	546

Antares Holdings LP
2.750% due 01/15/2027	4,050	3,249
3.750% due 07/15/2027	3,700	2,996
3.950% due 07/15/2026	1,000	866

Arch Capital Group Ltd.
3.635% due 06/30/2050	6,900	4,791

Ares Capital Corp.
2.875% due 06/15/2027	6,000	5,094
2.875% due 06/15/2028	6,000	4,821

Ares Finance Co. LLC
3.250% due 06/15/2030	3,500	2,896

AvalonBay Communities, Inc.
2.450% due 01/15/2031	2,550	2,115

Aviation Capital Group LLC
3.500% due 11/01/2027	500	437
5.500% due 12/15/2024	1,500	1,475

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	1,993	1,596
2.875% due 02/15/2025	3,900	3,606
3.950% due 07/01/2024	3,500	3,353

Banco de Credito e Inversiones SA
2.875% due 10/14/2031	2,800	2,333

Banco Santander SA
3.490% due 05/28/2030	3,400	2,869

Bank of America Corp.
2.687% due 04/22/2032 •	12,200	9,794
3.593% due 07/21/2028 •	9,000	8,300
4.948% due 07/22/2028 •	6,500	6,359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays PLC
2.667% due 03/10/2032 •	$800	$612
2.852% due 05/07/2026 •	2,100	1,953
4.375% due 01/12/2026	1,000	969
4.375% due 03/15/2028 •(e)(f)	2,200	1,683
4.972% due 05/16/2029 •	1,000	941
7.385% due 11/02/2028 •	3,000	3,132
7.750% due 09/15/2023 •(e)(f)	1,100	1,077

BGC Partners, Inc.
3.750% due 10/01/2024	3,300	3,159
5.375% due 07/24/2023	5,000	4,977

Blackstone Holdings Finance Co. LLC
1.625% due 08/05/2028	3,000	2,447

Blue Owl Finance LLC
3.125% due 06/10/2031	4,300	3,203

BNP Paribas SA
1.904% due 09/30/2028 •	3,200	2,669
2.219% due 06/09/2026 •	3,000	2,757
2.591% due 01/20/2028 •	3,500	3,083
4.400% due 08/14/2028	700	663
4.500% due 02/25/2030 •(e)(f)	200	154
4.625% due 02/25/2031 •(e)(f)	2,000	1,550

Brixmor Operating Partnership LP
3.650% due 06/15/2024	7,000	6,789
4.125% due 05/15/2029	5,000	4,480

Cantor Fitzgerald LP
4.875% due 05/01/2024	1,300	1,276

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,500	3,815

CI Financial Corp.
3.200% due 12/17/2030	4,000	3,043
4.100% due 06/15/2051	2,500	1,481

Citigroup, Inc.
3.887% due 01/10/2028 •	10,750	10,061
3.980% due 03/20/2030 •	3,700	3,344

CNO Global Funding
1.650% due 01/06/2025	2,000	1,854

Corebridge Financial, Inc.
3.850% due 04/05/2029	2,000	1,826

Credit Suisse AG
5.000% due 07/09/2027	3,500	3,195
6.500% due 08/08/2023 (f)	15,400	14,949

Credit Suisse Group AG
3.750% due 03/26/2025	2,000	1,802
6.250% due 12/18/2024 •(e)(f)	200	158
6.373% due 07/15/2026 •	1,600	1,504
7.500% due 07/17/2023 •(e)(f)	2,000	1,603
7.500% due 12/11/2023 •(e)(f)	6,700	5,869

Crown Castle, Inc.
4.300% due 02/15/2029	2,000	1,893

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	1,300	1,236

Deutsche Bank AG
3.035% due 05/28/2032 •(g)	9,000	6,842
3.547% due 09/18/2031 •	7,600	6,109
3.729% due 01/14/2032 •(g)	2,200	1,617
3.742% due 01/07/2033 •	2,900	2,066
3.961% due 11/26/2025 •	5,300	5,068
5.882% due 07/08/2031 •	5,000	4,327

Discover Financial Services
4.500% due 01/30/2026	5,400	5,226

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032	7,800	6,286

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025	127	126

Equinix, Inc.
3.400% due 02/15/2052	200	137

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,000	955

F&G Global Funding
2.000% due 09/20/2028	800	661

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	300	284
5.625% due 08/16/2032	2,000	1,883

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Farmers Insurance Exchange
4.747% due 11/01/2057 •	$2,000	$1,611

Fidelity National Financial, Inc.
2.450% due 03/15/2031	3,050	2,335

First American Financial Corp.
4.000% due 05/15/2030	4,000	3,360

Ford Motor Credit Co. LLC
2.300% due 02/10/2025	3,300	3,018
2.700% due 08/10/2026	3,600	3,131
2.900% due 02/10/2029	2,000	1,600

Freedom Mortgage Corp.
8.250% due 04/15/2025	1,564	1,409

FS KKR Capital Corp.
1.650% due 10/12/2024	1,000	903
2.625% due 01/15/2027	6,000	5,017
3.125% due 10/12/2028	1,200	969

GA Global Funding Trust
1.625% due 01/15/2026	700	622
2.250% due 01/06/2027	7,500	6,612

General Motors Financial Co., Inc.
4.738% (US0003M + 0.990%) due 01/05/2023 ~	500	500

Global Atlantic Fin Co.
4.400% due 10/15/2029	6,000	5,034

GLP Capital LP
4.000% due 01/15/2030	5,100	4,476
5.300% due 01/15/2029	400	379
5.750% due 06/01/2028	3,000	2,955

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •	7,600	7,073
4.482% due 08/23/2028 •	12,000	11,521
6.162% (SOFRRATE + 1.850%) due 03/15/2028 ~	5,500	5,420

Golub Capital BDC, Inc.
2.050% due 02/15/2027	1,500	1,222
2.500% due 08/24/2026	3,000	2,551

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	5,000	4,520

Healthcare Realty Holdings LP
3.750% due 07/01/2027	4,600	4,283

HSBC Holdings PLC
2.251% due 11/22/2027 •	4,000	3,469
2.804% due 05/24/2032 •	9,000	6,984
4.583% due 06/19/2029 •	5,300	4,889
6.000% due 05/22/2027 •(e)(f)	2,600	2,393
6.250% due 03/23/2023 •(e)(f)	200	195
6.500% due 03/23/2028 •(e)(f)	3,300	3,046

Hyundai Capital Services, Inc.
0.750% due 09/15/2023	5,000	4,809

ING Groep NV
3.875% due 05/16/2027 •(e)(f)	600	440
4.250% due 05/16/2031 •(e)(f)	600	413

Intesa Sanpaolo SpA
4.950% due 06/01/2042 •	8,000	5,159

JPMorgan Chase & Co.
2.963% due 01/25/2033 •	3,000	2,450
3.782% due 02/01/2028 •	13,000	12,165
4.005% due 04/23/2029 •	6,000	5,562
4.323% due 04/26/2028 •	12,000	11,478
4.565% due 06/14/2030 •	12,000	11,316

KKR Financial Holdings LLC
5.400% due 05/23/2033	6,000	5,604

KKR Group Finance Co. LLC
3.250% due 12/15/2051	1,000	637
3.750% due 07/01/2029	1,250	1,127

LeasePlan Corp. NV
2.875% due 10/24/2024	3,300	3,099

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •	4,000	3,264
4.300% due 02/01/2061	4,800	2,935

Life Storage LP
3.875% due 12/15/2027	2,100	1,947

Lloyds Banking Group PLC
3.574% due 11/07/2028 •	16,300	14,685
3.870% due 07/09/2025 •	1,500	1,453

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	63

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 09/27/2025 •(e)(f)	$5,000	$4,836

Loews Corp.
3.200% due 05/15/2030	2,050	1,813

Low Income Investment Fund
3.711% due 07/01/2029	2,500	2,347

LXP Industrial Trust
2.375% due 10/01/2031	3,500	2,662

Maple Grove Funding Trust
4.161% due 08/15/2051	5,500	3,710

Marsh & McLennan Cos., Inc.
6.250% due 11/01/2052	600	669

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •	3,250	2,903

Metropolitan Life Global Funding
1.875% due 01/11/2027	1,500	1,329
4.050% due 08/25/2025	2,500	2,447

Mid-America Apartments LP
4.000% due 11/15/2025	4,000	3,890

Mitsubishi UFJ Financial Group, Inc.
2.341% due 01/19/2028 •	8,500	7,493
3.195% due 07/18/2029	1,500	1,313

MMcapS Funding Ltd.
5.014% (US0003M + 0.290%) due 12/26/2039 ~	566	536

Morgan Stanley
0.000% due 04/02/2032 þ(g)	9,000	5,140
2.511% due 10/20/2032 •	2,200	1,728
3.772% due 01/24/2029 •	5,500	5,046
4.431% due 01/23/2030 •	1,900	1,772
6.296% due 10/18/2028 •	20,000	20,682

NatWest Group PLC
4.269% due 03/22/2025 •	3,500	3,424
4.519% due 06/25/2024 •	5,000	4,954
4.600% due 06/28/2031 •(e)(f)	200	144
4.800% due 04/05/2026	1,000	979

New York Life Insurance Co.
4.450% due 05/15/2069	3,700	3,067

Nippon Life Insurance Co.
2.750% due 01/21/2051 •	5,750	4,622

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028	1,000	779
3.875% due 09/21/2023	3,800	3,731

Nomura Holdings, Inc.
1.653% due 07/14/2026	3,000	2,615
2.329% due 01/22/2027	1,500	1,315
2.608% due 07/14/2031	9,300	7,215
2.710% due 01/22/2029	950	793

Nordea Bank Abp
3.750% due 03/01/2029 •(e)(f)	5,000	3,873
6.125% due 09/23/2024 •(e)(f)	550	533
6.625% due 03/26/2026 •(e)(f)	5,600	5,528

Ohio National Financial Services, Inc.
5.800% due 01/24/2030	3,300	3,039

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	3,350	3,093
5.250% due 01/15/2026	200	196

Owl Rock Capital Corp.
2.875% due 06/11/2028	6,300	4,957

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	6,622

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	699	690

Physicians Realty LP
4.300% due 03/15/2027	2,000	1,889

Preferred Term Securities Ltd.
5.069% (US0003M + 0.300%) due 03/22/2037 ~	1,863	1,709

Realty Income Corp.
3.100% due 12/15/2029	4,000	3,492

RGA Global Funding
2.700% due 01/18/2029	2,900	2,463

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	5,400	4,640

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander U.K. Group Holdings PLC
1.673% due 06/14/2027 •	$6,500	$5,534
2.469% due 01/11/2028 •	1,500	1,283
3.373% due 01/05/2024 •	2,900	2,900
3.823% due 11/03/2028 •	5,000	4,476

Santander UK Group Holdings PLC
6.833% due 11/21/2026 •	3,500	3,549

Societe Generale SA
5.375% due 11/18/2030 •(e)(f)	3,200	2,600
7.375% due 10/04/2023 •(e)(f)	1,300	1,247

Spirit Realty LP
4.450% due 09/15/2026	700	669

Swedbank AB
4.000% due 03/17/2029 •(e)(f)	400	310

Trust Fibra Uno
4.869% due 01/15/2030	4,900	4,217
6.950% due 01/30/2044	300	261

UBS Group AG
5.125% due 07/29/2026 •(e)(f)	800	750
7.000% due 02/19/2025 •(e)(f)	200	198

UDR, Inc.
3.500% due 07/01/2027	2,400	2,235

UniCredit SpA
7.830% due 12/04/2023	5,000	5,053

Wells Fargo & Co.
2.572% due 02/11/2031 •	9,500	7,887
3.584% due 05/22/2028 •	17,250	16,043
4.478% due 04/04/2031 •	1,600	1,504
4.897% due 07/25/2033 •	5,000	4,763

Willis North America, Inc.
2.950% due 09/15/2029	1,300	1,095

WP Carey, Inc.
2.400% due 02/01/2031	3,900	3,117

		637,899

INDUSTRIALS 9.2%

AbbVie, Inc.
4.400% due 11/06/2042	300	262

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	2,700	2,069

Air Canada
3.875% due 08/15/2026	1,000	887

Air Canada Pass-Through Trust
5.250% due 10/01/2030	1,946	1,842

Aker BP ASA
3.100% due 07/15/2031	200	165

Alcon Finance Corp.
2.600% due 05/27/2030	3,200	2,726

American Airlines Pass-Through Trust
3.375% due 11/01/2028	8,480	7,088
3.700% due 04/01/2028	1,785	1,544
4.000% due 01/15/2027	2,466	2,142

American Airlines, Inc.
5.500% due 04/20/2026	3,900	3,757
5.750% due 04/20/2029	1,400	1,282

Arrow Electronics, Inc.
3.875% due 01/12/2028	2,500	2,275

Ashtead Capital, Inc.
4.250% due 11/01/2029	5,000	4,492

Bacardi Ltd.
4.450% due 05/15/2025	5,000	4,856
5.150% due 05/15/2038	1,200	1,090

BAT Capital Corp.
2.259% due 03/25/2028	2,000	1,663
4.390% due 08/15/2037	3,200	2,498

Bio-Rad Laboratories, Inc.
3.300% due 03/15/2027	1,000	926

Boeing Co.
5.705% due 05/01/2040	100	96
5.805% due 05/01/2050	100	93

Bowdoin College
4.693% due 07/01/2112	3,400	2,788

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
3.187% due 11/15/2036	$3,600	$2,597
3.419% due 04/15/2033	2,000	1,609
3.469% due 04/15/2034	500	400
4.110% due 09/15/2028	7,435	6,929

California Institute of Technology
4.283% due 09/01/2116	3,000	2,259

CDW LLC
2.670% due 12/01/2026	3,000	2,669

Centene Corp.
3.000% due 10/15/2030	1,500	1,233

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	1,000	946

Charter Communications Operating LLC
5.050% due 03/30/2029	2,000	1,886

Choice Hotels International, Inc.
3.700% due 12/01/2029	6,700	5,850

Claremont Mckenna College
3.775% due 01/01/2122	3,000	1,913

CommonSpirit Health
4.187% due 10/01/2049	7,300	5,713

CVS Health Corp.
3.750% due 04/01/2030	2,600	2,363
4.125% due 04/01/2040	4,200	3,512
5.300% due 12/05/2043	2,000	1,878

DAE Funding LLC
2.625% due 03/20/2025	4,000	3,748
3.375% due 03/20/2028	5,000	4,445

Dell International LLC
5.300% due 10/01/2029	4,900	4,803
6.100% due 07/15/2027	700	720
6.200% due 07/15/2030	1,000	1,019

Delta Air Lines, Inc.
4.375% due 04/19/2028	800	714
4.750% due 10/20/2028	1,800	1,695
7.000% due 05/01/2025	200	205
7.375% due 01/15/2026	2,200	2,251

Diamondback Energy, Inc.
3.500% due 12/01/2029	200	176

Discovery Communications LLC
4.000% due 09/15/2055	300	181

Elevance Health, Inc.
5.500% due 10/15/2032	1,500	1,540

Energy Transfer LP
3.900% due 07/15/2026	100	95
5.950% due 12/01/2025	2,300	2,335

Enterprise Products Operating LLC
4.450% due 02/15/2043	400	339
5.700% due 02/15/2042	200	195

ERAC USA Finance LLC
3.800% due 11/01/2025	900	862

Expedia Group, Inc.
3.800% due 02/15/2028	2,500	2,299

Ferguson Finance PLC
3.250% due 06/02/2030	2,000	1,701

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	2,700	2,114
4.317% due 12/30/2039	2,700	1,949

Flex Ltd.
4.875% due 06/15/2029	2,000	1,886

General Electric Co.
4.250% due 05/01/2040	6,000	4,905

Georgetown University
5.215% due 10/01/2118	6,560	5,773

Global Payments, Inc.
3.200% due 08/15/2029	2,600	2,215
5.400% due 08/15/2032	1,500	1,433

HCA, Inc.
3.625% due 03/15/2032	3,000	2,546

Home Depot, Inc.
3.500% due 09/15/2056	600	450

Hyundai Capital America
5.875% due 04/07/2025	6,000	6,029

64	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Imperial Brands Finance PLC
3.500% due 07/26/2026	$5,000	$4,592
3.875% due 07/26/2029	3,000	2,572

Infor, Inc.
1.750% due 07/15/2025	2,600	2,351

KB Home
4.000% due 06/15/2031	4,000	3,220

Kinder Morgan, Inc.
7.750% due 01/15/2032	3,000	3,383

Las Vegas Sands Corp.
3.200% due 08/08/2024	3,600	3,405
3.500% due 08/18/2026	1,100	994

Marriott International, Inc.
2.750% due 10/15/2033	1,300	995

Massachusetts Institute of Technology
4.678% due 07/01/2114	1,360	1,167

MDC Holdings, Inc.
3.966% due 08/06/2061	5,000	2,810
6.000% due 01/15/2043	500	408

Melco Resorts Finance Ltd.
5.750% due 07/21/2028	400	336

MGM China Holdings Ltd.
5.250% due 06/18/2025	400	377
5.875% due 05/15/2026	200	187

Micron Technology, Inc.
4.185% due 02/15/2027	6,000	5,690

Mileage Plus Holdings LLC
6.500% due 06/20/2027	4,590	4,574

MPLX LP
4.250% due 12/01/2027	4,200	3,976

National Fuel Gas Co.
2.950% due 03/01/2031	3,900	3,065

New York & Presbyterian Hospital
4.763% due 08/01/2116	3,000	2,486

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	1,000	980
3.522% due 09/17/2025	3,800	3,534
4.345% due 09/17/2027	2,500	2,271

NXP BV
3.150% due 05/01/2027	700	636
3.400% due 05/01/2030	1,000	866

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	4,300	3,819

Perrigo Finance Unlimited Co.
4.375% due 03/15/2026	200	186
4.400% due 06/15/2030	1,900	1,621

Petroleos Mexicanos
6.490% due 01/23/2027	311	284
6.700% due 02/16/2032	4,600	3,621

Prosus NV
3.257% due 01/19/2027	2,500	2,238
3.680% due 01/21/2030	2,700	2,251
4.193% due 01/19/2032	2,300	1,910

Quanta Services, Inc.
2.900% due 10/01/2030	4,850	3,999

RELX Capital, Inc.
3.000% due 05/22/2030	500	427

Reynolds American, Inc.
5.850% due 08/15/2045	710	608

Rockies Express Pipeline LLC
3.600% due 05/15/2025	3,000	2,838

Royalty Pharma PLC
1.750% due 09/02/2027	1,500	1,272

Sands China Ltd.
2.800% due 03/08/2027	900	772
3.350% due 03/08/2029	2,000	1,637
3.750% due 08/08/2031	1,800	1,419
4.300% due 01/08/2026	800	739
5.625% due 08/08/2025	800	766
5.900% due 08/08/2028	2,300	2,157

Starbucks Corp.
4.450% due 08/15/2049	400	342

Studio City Finance Ltd.
6.000% due 07/15/2025	200	174

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syngenta Finance NV
4.441% due 04/24/2023	$5,400	$5,376

Sysco Corp.
6.600% due 04/01/2050	700	767

T-Mobile USA, Inc.
2.050% due 02/15/2028	3,500	3,012
5.200% due 01/15/2033	3,500	3,480

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	8,000	6,718

Time Warner Cable Enterprises LLC
8.375% due 07/15/2033	500	557

Time Warner Cable LLC
7.300% due 07/01/2038	2,500	2,489

Trustees of the University of Pennsylvania
4.674% due 09/01/2112	1,180	1,010

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	3,047	2,669

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	1,864	1,696

United Airlines Pass-Through Trust
3.100% due 01/07/2030	1,031	931
3.450% due 01/07/2030	3,092	2,609
4.550% due 02/25/2033	2,090	1,762

United Airlines, Inc.
4.375% due 04/15/2026	3,400	3,157
4.625% due 04/15/2029	2,500	2,181

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031	3,900	3,176

VMware, Inc.
4.700% due 05/15/2030	6,700	6,248

Warnermedia Holdings, Inc.
5.391% due 03/15/2062	1,100	807

Weir Group PLC
2.200% due 05/13/2026	2,000	1,776

Wesleyan University
4.781% due 07/01/2116	3,248	2,548

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	2,200	2,073
4.950% due 09/15/2028	6,130	5,897

WRKCo, Inc.
3.900% due 06/01/2028	500	460

Wynn Macau Ltd.
5.500% due 01/15/2026	400	368
5.500% due 10/01/2027	200	175
5.625% due 08/26/2028	1,000	856

		295,674

UTILITIES 1.9%

American Transmission Systems, Inc.
5.000% due 09/01/2044	300	274

AT&T, Inc.
3.550% due 09/15/2055	60	40
3.650% due 09/15/2059	98	66
3.800% due 12/01/2057	602	418

Duke Energy Carolinas LLC
3.200% due 08/15/2049	500	353

Enel Finance International NV
7.750% due 10/14/2052	200	215

Exelon Corp.
4.050% due 04/15/2030	3,250	3,025

FirstEnergy Corp.
4.400% due 07/15/2027	6,100	5,688

Georgia Power Co.
4.300% due 03/15/2042	200	173

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	1,000	970

Israel Electric Corp. Ltd.
3.750% due 02/22/2032	6,300	5,537

Metropolitan Edison Co.
4.300% due 01/15/2029	600	564

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	900	849

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NGPL PipeCo LLC
4.875% due 08/15/2027	$3,200	$3,045

ONEOK, Inc.
7.150% due 01/15/2051	100	102

Pacific Gas & Electric Co.
2.500% due 02/01/2031	2,400	1,868
3.300% due 12/01/2027	100	88
3.300% due 08/01/2040	4,200	2,858
3.500% due 08/01/2050	500	312
4.450% due 04/15/2042	2,000	1,496
4.500% due 07/01/2040	1,700	1,335
4.550% due 07/01/2030	7,200	6,543
5.900% due 06/15/2032	1,500	1,468

Pennsylvania Electric Co.
3.250% due 03/15/2028	1,100	990
3.600% due 06/01/2029	2,000	1,799

Puget Energy, Inc.
4.224% due 03/15/2032 (g)	3,000	2,671

SES SA
3.600% due 04/04/2023	1,700	1,689

Texas Electric Market Stabilization Funding N LLC
5.057% due 08/01/2048	15,500	14,664

Toledo Edison Co.
2.650% due 05/01/2028	2,918	2,555

		61,655

Total Corporate Bonds & Notes (Cost $1,124,153)		995,228

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 0.7%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.714% due 06/01/2041	3,700	2,781
3.850% due 06/01/2050	4,750	4,209

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.158% due 06/01/2026	4,800	4,315

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	6,000	3,783

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	7,506	6,349

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	2,100	1,719

		23,156

FLORIDA 0.2%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	7,536

GEORGIA 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	1,087	1,166

ILLINOIS 0.2%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,314	6,650

MICHIGAN 0.1%

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	2,000	1,627

NEW JERSEY 0.1%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,400	3,578

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	65

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.2%

New York City, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2006
6.027% due 01/01/2046	$600	$583

Port Authority of New York & New Jersey Revenue Bonds, Series 2015
4.810% due 10/15/2065	1,000	930

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	7,500	4,909

		6,422

TEXAS 0.1%

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	4,200	3,193

VIRGINIA 0.1%

University of Virginia Revenue Bonds, Series 2017
4.179% due 09/01/2117	870	666

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,300	3,110

		3,776

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	864	777
4.875% due 06/01/2049	5,000	4,277

		5,054

Total Municipal Bonds & Notes (Cost $79,896)		62,158

U.S. GOVERNMENT AGENCIES 35.5%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	88	73
0.856% due 05/25/2042 •	134	94
1.611% due 09/25/2042 •(a)	22,262	2,838
2.031% due 04/25/2040 ~(a)	38	3
2.811% due 05/25/2036 •(a)	815	74
3.000% due 03/25/2033 - 02/25/2043	3	3
3.195% due 04/01/2036 •	5	5
3.500% due 06/25/2042	587	543
3.700% due 12/01/2028 •	146	145
4.000% due 10/01/2026 - 07/01/2044	853	816
4.030% due 11/01/2035 •	2	2
4.085% due 10/01/2035 •	3	3
4.218% due 09/01/2034 •	21	21
4.500% due 09/01/2023 - 06/01/2051	972	932
5.000% due 05/01/2026 - 11/01/2039	1,019	997
5.500% due 12/01/2031 - 04/01/2039	580	574
6.000% due 05/25/2031 - 09/01/2037	533	539
6.500% due 01/01/2036 - 05/01/2038	47	49
6.797% due 01/25/2036 ~	99	87
7.000% due 04/01/2037 - 03/01/2038	47	48
7.500% due 10/01/2037	60	63

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	418	368
0.380% due 06/15/2040 ~(a)	8,576	313
0.443% due 11/15/2048 •(a)	20,875	645
0.467% due 06/15/2042 ~	50	23
0.632% due 12/15/2040 ~(a)	1,216	46
0.712% due 05/15/2041 •	827	663
1.264% due 01/15/2041 •	3,901	3,355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 01/01/2043 - 04/01/2043	$4	$4
3.500% due 12/15/2028 (a)	733	31
3.500% due 10/01/2033 - 04/01/2049	45,407	42,070
3.597% due 10/01/2036 •	1	1
3.853% due 12/01/2031 •	44	44
4.000% due 09/01/2033 - 06/01/2049	53,774	51,436
4.105% due 07/01/2036 •	2	2
4.500% due 02/01/2034 - 11/01/2044	3,788	3,728
5.000% due 03/01/2033 - 07/15/2041	324	321
5.250% due 04/15/2033	23	23
5.500% due 01/01/2023 - 10/01/2037	763	763
6.000% due 12/01/2034 - 08/01/2037	86	86
6.500% due 01/01/2037 - 07/01/2037	19	19
7.788% due 05/15/2033 ~	29	28
8.040% due 10/15/2023 ~	8	8
9.500% due 01/01/2025	5	5
10.000% due 04/01/2025	1	1

Ginnie Mae
3.500% due 12/20/2040 - 03/20/2047	9,367	8,680
4.000% due 09/20/2040 - 06/15/2047	14,059	13,540
4.500% due 08/20/2038 - 02/20/2047	1,467	1,432
4.750% due 01/20/2035	47	47
5.000% due 03/20/2034 - 04/20/2040	364	361
5.500% due 04/16/2034 - 11/20/2038	35	35
6.000% due 08/20/2038 - 02/20/2039	55	55
6.500% due 12/20/2038	25	25

Ginnie Mae, TBA
3.500% due 01/01/2053 - 02/01/2053	102,800	94,492

Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (d)	2,500	1,185
4.250% due 09/15/2065	10,000	8,694

Uniform Mortgage-Backed Security
3.000% due 03/01/2050 - 07/01/2052	107,145	94,257
3.500% due 06/01/2045 - 07/01/2052	119,116	109,600
4.000% due 05/01/2023 - 01/01/2053	119,926	114,182
4.500% due 06/01/2039 - 10/01/2052	101,729	98,378
5.000% due 09/01/2052	24,668	24,592

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2053	252,378	213,987
3.000% due 02/01/2053	179,366	157,594
3.500% due 02/01/2053	95,600	86,920

Total U.S. Government Agencies (Cost $1,183,656)		1,139,948

U.S. TREASURY OBLIGATIONS 13.5%

U.S. Treasury Bonds
3.375% due 08/15/2042	300,000	268,219

U.S. Treasury Notes
3.875% due 11/30/2027	130,000	129,309
4.500% due 11/30/2024	36,000	36,004

Total U.S. Treasury Obligations (Cost $448,623)		433,532

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.4%

American Home Mortgage Investment Trust
4.749% due 12/25/2046 •	3,211	2,622

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	$4,600	$3,925

BAMLL Commercial Mortgage Securities Trust
5.518% due 03/15/2034 •	5,385	5,239

Banc of America Funding Trust
2.943% due 08/27/2036 ~	8,672	8,149

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	1,000	954

BCAP LLC Trust
4.689% due 05/25/2047 ^•	1,653	1,522

Bear Stearns ALT-A Trust
5.029% due 04/25/2034 ~	12	11

BWAY Mortgage Trust
5.568% due 09/15/2036 •	5,000	4,777

BX Commercial Mortgage Trust
5.048% due 10/15/2036 •	1,639	1,577

Chase Mortgage Finance Trust
6.000% due 05/25/2036	3,676	1,792

ChaseFlex Trust
6.500% due 02/25/2037	3,875	1,428

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	7,800	7,261
3.778% due 09/10/2058	8,100	7,715

Citigroup Mortgage Loan Trust
4.709% due 09/25/2036 ~	745	697
5.189% due 08/25/2035 ^•	331	318
5.500% due 08/25/2034	1,418	1,359

Commercial Mortgage Trust
5.618% due 12/15/2038 ~	6,400	5,918

Countrywide Alternative Loan Trust
4.639% due 06/25/2037 ^~	525	419
4.749% due 05/25/2047 ~	154	130
4.993% due 12/20/2035 ~	3,225	2,815
5.500% due 07/25/2035	1,119	781
5.500% due 08/25/2035	328	286
5.500% due 12/25/2035	734	521
5.500% due 02/25/2036	1,503	1,190
5.750% due 05/25/2036	362	163
6.000% due 04/25/2037	3,102	2,635
6.250% due 08/25/2036	333	199

Countrywide Home Loan Mortgage Pass-Through Trust
3.324% due 03/20/2036 ~	585	488
3.726% due 11/25/2037 ~	2,337	2,106
3.792% due 02/20/2036 ~	657	568
4.929% due 03/25/2035 ~	76	67

Countrywide Home Loan Reperforming REMIC Trust
4.729% due 01/25/2036 •	1,347	1,281

Credit Suisse First Boston Mortgage Securities Corp.
3.630% due 11/25/2034 ~	21	20
5.039% due 11/25/2031 •	29	19

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	1,851	1,706
6.000% due 07/25/2037 ^	394	326

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 03/25/2037	759	426
6.421% due 10/25/2037 ~	3,043	1,880

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~	2,302	2,114
1.926% due 07/27/2061 ~	3,587	3,255
2.691% due 03/25/2060 ~	4,993	4,781
3.023% due 08/25/2060 ~	3,747	3,595

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
4.869% due 01/25/2047 •	4,075	3,371

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.431% due 02/25/2036 ~	145	131
5.665% due 02/25/2036 ~	1,346	1,216

EQUS Mortgage Trust
5.073% due 10/15/2038 •	4,700	4,530

GCAT LLC
2.981% due 09/25/2025 þ	2,278	2,207

Great Hall Mortgages PLC
4.868% due 06/18/2039 ~	1,010	991

GS Mortgage Securities Corp.
7.736% due 08/15/2039 ~	2,300	2,321

66	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSMPS Mortgage Loan Trust
4.739% due 01/25/2036 ~	$2,079	$1,727

GSR Mortgage Loan Trust
3.719% due 11/25/2035 ~	7	6
3.796% due 01/25/2036 ~	1,110	1,068
4.250% due 09/25/2034 ~	127	120
6.000% due 03/25/2036	4,172	1,686
6.500% due 05/25/2036	645	214

HarborView Mortgage Loan Trust
4.719% due 01/19/2038 •	3,160	2,777
4.749% due 12/19/2036 •	2,231	1,839
4.879% due 03/19/2035 •	855	822

Impac Secured Assets Trust
4.789% due 11/25/2036 •	590	579

IndyMac INDX Mortgage Loan Trust
3.489% due 09/25/2036 ~	1,536	1,045

JP Morgan Alternative Loan Trust
4.141% due 12/25/2035 ^~	503	367

JP Morgan Chase Commercial Mortgage Securities Trust
3.648% due 12/15/2049 ~	3,700	3,456

JP Morgan Mortgage Trust
3.346% due 07/25/2035 ~	14	13
3.381% due 02/25/2036 ^~	796	622
6.000% due 08/25/2037 ^	808	449
6.500% due 01/25/2036 ^	5,050	2,748

Key Commercial Mortgage Securities Trust
2.233% due 09/16/2052	10,000	8,186

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	1,316	1,196
1.875% due 10/25/2068 þ	3,766	3,390
1.892% due 10/25/2066 þ	1,680	1,544
1.991% due 09/25/2060 ~	685	672
2.250% due 07/25/2067 þ	2,242	2,018

Lehman XS Trust
3.048% due 11/25/2035 •	15	15
4.749% due 12/25/2036 •	2,546	2,390
4.769% due 11/25/2046 •	2,923	2,468

LUXE Commercial Mortgage Trust
5.368% due 10/15/2038 ~	2,284	2,188

MASTR Adjustable Rate Mortgages Trust
2.208% due 04/25/2034 ~	335	277
2.981% due 03/25/2035 ~	29	28
7.303% due 12/25/2035 •	3,558	3,436

Merrill Lynch Mortgage Investors Trust
4.486% due 05/25/2029 ~	11	10
4.949% due 07/25/2029 •	177	165

MFA Trust
1.014% due 01/26/2065 ~	2,220	2,035
1.324% due 01/26/2065 ~	605	555
1.381% due 04/25/2065 ~	4,004	3,610
1.632% due 01/26/2065 ~	1,162	1,069
1.638% due 04/25/2065 ~	1,655	1,494

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	3,005	2,806
2.750% due 08/25/2059 ~	826	776

Morgan Stanley Mortgage Loan Trust
4.386% due 06/25/2036 ~	2,694	2,572

Natixis Commercial Mortgage Securities Trust
5.268% due 08/15/2038 •	900	847

New York Mortgage Trust
1.670% due 08/25/2061 þ	3,516	3,169

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.639% due 06/25/2037 ~	5,914	5,199

Nomura Resecuritization Trust
6.500% due 10/26/2037	1,883	955

One New York Plaza Trust
5.268% due 01/15/2036 •	6,100	5,766

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ	4,126	3,877

RBSGC Mortgage Loan Trust
4.769% due 12/25/2034 ~	1,438	1,285

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	1,392	1,125
6.000% due 12/25/2036 ^	1,080	854

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 07/25/2037 ^	$2,398	$1,920

Residential Asset Securitization Trust
4.939% due 08/25/2033 ~	22	20
5.500% due 08/25/2034	1,505	1,426

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	478	398

Sequoia Mortgage Trust
3.767% due 02/20/2035 ~	488	438
5.053% due 07/20/2033 ~	19	17

Starwood Mortgage Residential Trust
1.439% due 11/25/2055 ~	688	636
1.593% due 11/25/2055 ~	889	819

Thornburg Mortgage Securities Trust
3.433% due 10/25/2046 ~	1,034	963
6.666% due 06/25/2037 •	240	215

Verus Securitization Trust
1.824% due 11/25/2066 ~	3,173	2,687
3.035% due 03/25/2060 ~	100	92
3.889% due 03/25/2060 ~	300	272

WaMu Mortgage Pass-Through Certificates Trust
2.710% due 01/25/2037 ^~	2,717	2,332
3.524% due 07/25/2037 ^~	2,176	1,979
3.548% due 10/25/2046 ~	1,055	936

Washington Mutual Mortgage Pass-Through Certificates Trust
3.018% due 05/25/2046 ^•	405	321
4.174% due 10/25/2036 ^þ	7,614	2,811
4.909% due 12/25/2035 •	7,309	6,230

Wells Fargo Commercial Mortgage Trust
2.448% due 06/15/2053	13,900	11,570
3.451% due 02/15/2048	3,500	3,333

Wells Fargo Mortgage-Backed Securities Trust
4.046% due 08/25/2036 ^~	302	278
4.495% due 12/28/2037 ~	1,478	1,283

Worldwide Plaza Trust
3.526% due 11/10/2036	8,900	7,657

Total Non-Agency Mortgage-Backed Securities (Cost $267,931)		235,950

ASSET-BACKED SECURITIES 18.7%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	2,438	2,240

522 Funding CLO Ltd.
5.283% due 10/20/2031 •	4,400	4,323

AASET Trust
2.798% due 01/15/2047	2,819	2,276
3.844% due 01/16/2038	1,598	984
3.967% due 05/16/2042	1,327	1,030

ACE Securities Corp. Home Equity Loan Trust
4.889% due 10/25/2036 ~	4,706	1,854

ACREC Ltd.
5.476% due 10/16/2036 ~	2,000	1,928

Aegis Asset-Backed Securities Trust
5.109% due 08/25/2035 •	187	179

ALESCO Preferred Funding Ltd.
5.059% due 12/23/2036 •	1,052	988
5.479% due 09/23/2038 •	2,260	2,145

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.834% due 06/25/2033 ~	3,707	3,374

Apex Credit CLO Ltd.
5.736% due 09/20/2029 ~	2,468	2,429

Argent Securities Trust
4.769% due 03/25/2036 ~	3,454	2,989

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.849% due 01/25/2036 •	5,281	4,752

Asset-Backed Funding Certificates Trust
4.529% due 10/25/2036 ~	1,315	1,192
4.549% due 01/25/2037 •	1,964	1,167
4.869% due 09/25/2036 •	3,913	3,708

Asset-Backed Securities Corp. Home Equity Loan Trust
5.094% due 11/25/2035 ~	2,510	2,454
5.199% due 06/25/2034 ~	2,621	2,432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.214% due 04/25/2034 •	$750	$696
7.543% due 08/15/2032 ~	365	335

Atlas Senior Loan Fund Ltd.
5.229% due 01/16/2030 •	6,857	6,784

Bear Stearns Asset-Backed Securities Trust
4.619% due 11/25/2036 •	3,200	2,907
4.916% due 03/25/2034 •	2,185	2,127
4.991% due 12/25/2034 •	1,828	1,794
5.514% due 03/25/2035 ~	447	441

BSPRT Issuer Ltd.
6.632% due 07/15/2039 •	4,000	3,914

BXMT Ltd.
5.322% due 11/15/2037 ~	7,500	7,385

Carlyle Global Market Strategies CLO Ltd.
5.600% due 08/14/2030 ~	10,184	10,073

Carrington Mortgage Loan Trust
4.549% due 10/25/2036 •	2,601	2,122
4.649% due 02/25/2037 ~	4,676	4,202
5.439% due 05/25/2035 ~	5,100	4,862

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	698	612

Cathedral Lake Ltd.
1.929% due 10/20/2030	9,000	8,519

CIT Mortgage Loan Trust
5.739% due 10/25/2037 •	511	508
5.889% due 10/25/2037 ~	5,000	4,761

Citigroup Mortgage Loan Trust
4.649% due 03/25/2037 •	241	205
4.709% due 09/25/2036 •	1,160	835
5.064% due 10/25/2035 ^•	564	547
5.289% due 01/25/2036 ~	1,780	1,704
6.664% due 05/25/2036 þ	4,386	1,628

CLNC Ltd.
5.689% due 08/20/2035 •	1,804	1,773

Countrywide Asset-Backed Certificates Trust
4.529% due 06/25/2035 •	3,058	2,763
4.529% due 05/25/2037 ~	3,202	2,935
4.589% due 06/25/2047 ^•	7,750	6,633
4.609% due 09/25/2037 ^•	1,922	1,973
4.619% due 04/25/2047 •	6,800	6,133
5.189% due 08/25/2047 ~	504	502
5.439% due 09/25/2034 •	815	797

Daimler Trucks Retail Trust
5.390% due 01/15/2030	2,500	2,511

Diamond Issuer
2.305% due 11/20/2051	1,800	1,496

Dryden Senior Loan Fund
5.099% due 04/15/2029 ~	8,034	7,948

ECMC Group Student Loan Trust
5.389% due 01/27/2070 •	3,926	3,901

EMC Mortgage Loan Trust
5.489% due 08/25/2040 •	939	890

First Franklin Mortgage Loan Asset-Backed Certificates
5.214% due 05/25/2034 •	1,672	1,622

First Franklin Mortgage Loan Trust
4.499% due 12/25/2037 ~	2,820	2,625
4.709% due 10/25/2036 •	3,355	2,290
4.989% due 11/25/2035 ~	245	234
5.574% due 12/25/2034 ~	1,475	1,414
5.814% due 10/25/2034 ~	1,089	1,071

Fremont Home Loan Trust
5.259% due 11/25/2034 ~	6,050	5,189
5.439% due 11/25/2034 •	443	413

Galaxy CLO Ltd.
5.049% due 10/15/2030 •	700	685

GSAA Home Equity Trust
4.829% due 03/25/2047 •	3,018	1,212

GSAMP Trust
5.139% due 01/25/2034 •	1,044	997
5.169% due 07/25/2045 •	2,633	2,567
6.264% due 08/25/2034 ~	4,885	4,616

Hertz Vehicle Financing LLC
1.990% due 06/25/2026	2,300	2,114
2.330% due 06/26/2028	4,700	4,129

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	67

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
4.869% due 08/25/2037 •	$769	$753

Home Equity Mortgage Loan Asset-Backed Trust
4.579% due 07/25/2037 ~	8,123	3,333
4.629% due 11/25/2036 ~	6,129	4,912

Horizon Aircraft Finance Ltd.
3.721% due 07/15/2039	3,967	3,130

IXIS Real Estate Capital Trust
5.019% due 02/25/2036 •	271	285

JP Morgan Mortgage Acquisition Corp.
4.974% due 05/25/2035 ~	2,736	2,666

JP Morgan Mortgage Acquisition Trust
3.773% due 07/25/2036 ~	1,510	1,362
4.769% due 07/25/2036 ~	1,100	1,041

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	3,393	2,613

KKR CLO Ltd.
5.029% due 07/15/2030 •	9,282	9,113

LCCM Trust
5.518% due 12/13/2038 ~	2,900	2,814
5.768% due 11/15/2038 ~	3,000	2,882

LCM LP
5.243% due 07/20/2030 •	9,632	9,488

Lehman XS Trust
4.292% due 06/25/2036 þ	2,239	2,208
6.260% due 11/25/2035 þ	3,376	1,701

LL ABS Trust
1.070% due 05/15/2029	675	652

LoanCore Issuer Ltd.
5.618% due 11/15/2038 ~	3,300	3,156

Long Beach Mortgage Loan Trust
5.439% due 06/25/2035 •	4,687	4,539
5.539% due 09/25/2034 ~	705	683

Lunar Aircraft Ltd.
3.376% due 02/15/2045	2,103	1,729

Madison Park Funding Ltd.
5.155% due 04/22/2027 ~	1,589	1,573

Magnetite Ltd.
5.486% due 11/15/2028 ~	3,280	3,245

Marathon CLO Ltd.
5.229% due 04/15/2029 •	2,185	2,172

Marble Point CLO Ltd.
5.119% due 10/15/2030 •	4,200	4,119

Merrill Lynch Mortgage Investors Trust
3.788% due 02/25/2037 ^þ	12,360	1,759

METAL LLC
4.581% due 10/15/2042	2,929	1,539

MF1 Ltd.
5.176% due 02/19/2037 ~	7,300	7,033
6.150% due 11/15/2035 ~	5,359	5,290

MKS CLO Ltd.
5.243% due 07/20/2030 •	3,788	3,722

Morgan Stanley ABS Capital, Inc. Trust
4.459% due 10/25/2036 ~	74	35
4.519% due 01/25/2037 ~	1,812	898
4.529% due 05/25/2037 •	119	105
4.539% due 10/25/2036 ~	295	146
4.609% due 11/25/2036 ~	2,977	1,487
4.889% due 07/25/2036 ~	1,521	625
4.889% due 08/25/2036 •	13,761	7,170
5.049% due 11/25/2035 •	5,020	4,766
5.169% due 01/25/2035 •	122	117
5.304% due 07/25/2034 •	835	813
5.639% due 07/25/2037 •	6,420	5,345

Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 ^þ	2,856	1,094

Mountain View CLO LLC
5.169% due 10/16/2029 •	3,643	3,604

Navient Private Education Loan Trust
5.768% due 07/16/2040 •	1,330	1,312

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	1,376	1,236
1.330% due 04/15/2069	3,739	3,190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Century Home Equity Loan Trust
5.274% due 08/25/2034 ~	$745	$717

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.154% due 05/25/2035 ~	1,253	1,220

Octane Receivables Trust
1.210% due 09/20/2028	4,665	4,437

Option One Mortgage Loan Trust
4.569% due 04/25/2037 ~	2,300	1,110
4.669% due 07/25/2036 •	2,100	1,213

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029	1,107	1,079

Palmer Square Loan Funding Ltd.
4.879% due 10/15/2029 ~	4,890	4,819
5.475% due 02/20/2028 •	2,341	2,325

PRET LLC
1.744% due 07/25/2051 þ	1,370	1,244
1.868% due 07/25/2051 þ	3,893	3,455
1.992% due 02/25/2061 þ	1,580	1,432
2.487% due 10/25/2051 ~	1,166	1,026
5.240% due 04/25/2052 þ	6,236	6,021

Raptor Aircraft Finance LLC
4.213% due 08/23/2044	2,115	1,543

Ready Capital Mortgage Financing LLC
6.875% due 10/25/2039 •	5,392	5,384

Renaissance Home Equity Loan Trust
4.769% due 11/25/2035 •	870	741
5.586% due 11/25/2036 þ	662	248
5.608% due 05/25/2036 þ	13,878	6,479
5.812% due 11/25/2036 þ	12,195	4,741
5.893% due 06/25/2037 ^þ	2,722	872
6.115% due 08/25/2036 þ	8,664	3,702
6.120% due 11/25/2036 þ	1,166	476

Residential Asset Mortgage Products Trust
4.291% due 03/25/2032 ~	911	802
4.899% due 03/25/2036 ~	1,505	1,447

Residential Asset Securities Corp. Trust
4.609% due 02/25/2037 •	4,599	4,367

S-Jets Ltd.
3.967% due 08/15/2042	3,912	3,041

Santander Revolving Auto Lease Trust
2.510% due 01/26/2032	3,500	3,300

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	2,439	1,895

Saranac CLO Ltd.
5.873% due 08/13/2031 ~	8,500	8,237

Saxon Asset Securities Trust
1.799% due 05/25/2035 •	595	452
2.047% due 03/25/2035 ^•	417	403
6.114% due 12/26/2034 •	1,773	1,342
6.139% due 12/25/2037 •	610	563

Securitized Asset-Backed Receivables LLC Trust
4.969% due 12/25/2035 •	1,864	1,791
5.169% due 02/25/2034 •	2,483	2,391

Shackleton CLO Ltd.
5.163% due 10/20/2027 •	613	610

Signal Peak CLO Ltd.
5.468% due 04/25/2031 •	3,750	3,691

SLM Private Credit Student Loan Trust
5.039% due 12/15/2039 ~	2,587	2,448
5.079% due 12/15/2038 •	436	416

SLM Private Education Loan Trust
9.068% due 10/15/2041 •	3,586	3,850

SLM Student Loan Trust
5.108% due 04/25/2023 •	2,453	2,375
5.258% due 07/25/2023 ~	3,666	3,630
5.858% due 04/25/2023 ~	2,417	2,406
6.058% due 07/25/2023 ~	1,587	1,572

SMB Private Education Loan Trust
5.239% due 09/15/2054 •	3,028	2,932

Sound Point CLO Ltd.
5.225% due 01/23/2029 ~	7,467	7,374
5.293% due 10/20/2028 •	12,396	12,298
5.338% due 07/25/2030 •	12,100	11,919
5.453% due 07/20/2032 ~	13,000	12,561

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
4.639% due 07/25/2037 •	$4,030	$3,223

Specialty Underwriting & Residential Finance Trust
4.689% due 09/25/2037 •	6,552	4,570

Starwood Commercial Mortgage Trust
5.526% due 04/18/2038 ~	10,100	9,793

Stonepeak ABS
2.301% due 02/28/2033	927	826

Structured Asset Investment Loan Trust
4.561% due 07/25/2036 ~	4,950	2,936
5.019% due 11/25/2035 ~	2,531	2,445
5.094% due 03/25/2034 ~	2,421	2,278
5.889% due 11/25/2034 ~	4,118	4,045

Structured Asset Securities Corp. Mortgage Loan Trust
5.259% due 07/25/2035 ~	3,693	3,646
5.424% due 07/25/2035 •	2,915	2,790

Theorem Funding Trust
1.210% due 12/15/2027	894	880
1.850% due 02/15/2028	1,029	1,004

THL Credit Wind River CLO Ltd.
5.159% due 04/15/2031 ~	9,000	8,759

TICP CLO Ltd.
5.083% due 04/20/2028 •	2,694	2,686

TPG Real Estate Finance Issuer Ltd.
5.458% due 02/15/2039 ~	5,000	4,884
5.526% due 03/15/2038 •	8,300	8,035

Venture CLO Ltd.
4.959% due 04/15/2027 ~	6,151	6,141
5.139% due 07/15/2031 ~	4,700	4,634
5.143% due 10/20/2028 •	4,949	4,889
5.233% due 07/20/2030 •	5,000	4,912
5.263% due 04/20/2029 ~	7,484	7,411
5.293% due 07/20/2030 ~	3,797	3,710
5.596% due 09/07/2030 •	10,650	10,456
5.766% due 08/28/2029 •	11,493	11,376

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	8,000	7,147
3.706% due 02/15/2057	2,400	1,905

Vibrant CLO Ltd.
5.283% due 09/15/2030 •	8,964	8,822

Voya CLO Ltd.
5.079% due 10/15/2030 •	3,000	2,947

WaMu Asset-Backed Certificates WaMu Trust
4.614% due 05/25/2037 •	2,122	1,933

WAVE LLC
3.597% due 09/15/2044	4,052	3,086

Wellfleet CLO Ltd.
5.133% due 04/20/2029 •	1,110	1,097
5.133% due 07/20/2029 •	728	719

Wells Fargo Home Equity Asset-Backed Securities Trust
5.139% due 12/25/2035 •	3,100	3,024
6.939% due 04/25/2035 ~	131	128

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
4.989% due 04/25/2034 •	75	71

Total Asset-Backed Securities (Cost $640,252)		601,898

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.750% due 10/12/2110	4,000	3,380

Total Sovereign Issues (Cost $4,211)		3,380

	SHARES
PREFERRED SECURITIES 2.8%

BANKING & FINANCE 2.5%

American AgCredit Corp.
5.250% due 06/15/2026 •(e)	4,000,000	3,382

American Express Co.
3.550% due 09/15/2026 •(e)	5,000,000	4,116

Bank of America Corp.
5.875% due 03/15/2028 •(e)	5,300,000	4,700

68	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)

Capital Farm Credit ACA
5.000% due 03/15/2026 •(e)	3,300,000	$2,863

Capital One Financial Corp.
3.950% due 09/01/2026 •(e)	4,000,000	3,159

Charles Schwab Corp.
4.000% due 12/01/2030 •(e)	11,000,000	8,768
5.000% due 12/01/2027 •(e)	5,500,000	4,601

Citigroup, Inc.
5.000% due 09/12/2024 •(e)	1,500,000	1,342

CoBank ACB
4.250% due 01/01/2027 •(e)	1,700,000	1,452

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(e)	4,250,000	3,952

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(e)	11,600,000	9,407
3.800% due 05/10/2026 •(e)	1,400,000	1,150

Northern Trust Corp.
4.600% due 10/01/2026 •(e)	8,700,000	7,656

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(e)	5,000,000	3,965

	SHARES	MARKET VALUE (000S)

State Street Corp.
5.625% due 12/15/2023 •(e)	5,000,000	$4,647

SVB Financial Group
4.100% due 02/15/2031 •(e)	2,800,000	1,630

U.S. Bancorp
5.300% due 04/15/2027 •(e)	700,000	611

Wells Fargo & Co.
5.900% due 06/15/2024 •(e)	15,000,000	13,620

		81,021

INDUSTRIALS 0.3%

Energy Transfer LP
6.750% due 05/15/2025 •(e)	3,000,000	2,606

General Electric Co.
8.099% (US0003M + 3.330%) due 03/15/2023 ~(e)	6,000,000	5,951

		8,557

Total Preferred Securities (Cost $105,029)		89,578

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS (h) 5.4%
		$172,326

U.S. TREASURY BILLS 0.1%
4.246% due 03/02/2023 - 03/23/2023 (c)(d)	$4,485	4,447

Total Short-Term Instruments (Cost $176,774)		176,773

Total Investments in Securities (Cost $4,057,187)		3,763,960

Total Investments 117.2% (Cost $4,057,187)		$3,763,960

Financial Derivative Instruments (i)(j) 0.0% (Cost or Premiums, net $780)		153

Other Assets and Liabilities, net (17.2)%		(552,260)

Net Assets 100.0%		$3,211,853

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.035%	05/28/2032	06/11/2021 - 08/31/2021	$9,207	$6,842	0.21%
Deutsche Bank AG	3.729	01/14/2032	01/11/2021 - 01/25/2021	2,201	1,617	0.05
Morgan Stanley	0.000	04/02/2032	02/11/2020	7,837	5,140	0.16
Puget Energy, Inc.	4.224	03/15/2032	03/14/2022	3,000	2,671	0.09

				$22,245	$16,270	0.51%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.150%	12/30/2022	01/03/2023	$149,400	U.S. Treasury Notes 0.875% due 11/15/2030	$(152,369)	$149,400	$149,469
FICC	1.900	12/30/2022	01/03/2023	1,226	U.S. Treasury Bills 0.000% due 12/28/2023	(1,251)	1,226	1,226
NOM	4.320	12/30/2022	01/03/2023	21,700	U.S. Treasury Bonds 3.000% due 11/15/2044	(21,981)	21,700	21,710

Total Repurchase Agreements						$(175,601)	$172,326	$172,405

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	69

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$149,469	$0	$0	$0	$149,469	$(152,369)	$(2,900)
FICC	1,226	0	0	0	1,226	(1,251)	(25)
NOM	21,710	0	0	0	21,710	(21,981)	(271)

Total Borrowings and Other Financing Transactions	$172,405	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2022 was $(26,967) at a weighted average interest rate of 1.905%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Ultra Treasury Note March Futures	03/2023	1,019	$(120,529)	$2,604	$462	$0

Total Futures Contracts				$2,604	$462	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	06/20/2026	1.034%	$	3,400	$695	$(259)	$436	$0	$(2)
American International Group, Inc.	1.000	Quarterly	12/20/2026	0.791		1,400	30	(19)	11	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.901		1,500	0	3	3	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.709		1,100	3	(1)	2	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.847		1,800	12	(9)	3	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.265		1,500	(11)	(1)	(12)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.297		5,300	(22)	(32)	(54)	2	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.531	EUR	200	(1)	(4)	(5)	0	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.674		8,200	(50)	(233)	(283)	0	(2)
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.792		800	(10)	(25)	(35)	0	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.109	$	2,000	(16)	9	(7)	1	0
Devon Energy Corp.	1.000	Quarterly	06/20/2027	1.230		1,000	(26)	17	(9)	0	0
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.751		1,100	(14)	22	8	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	3.169		300	16	5	21	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.870		700	8	(4)	4	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.964		5,600	1,108	(500)	608	1	0
Hess Corp.	1.000	Quarterly	06/20/2026	1.028		3,600	(86)	84	(2)	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.473	EUR	6,000	(982)	766	(216)	0	(8)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.767		1,400	(143)	72	(71)	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.993		2,100	(215)	77	(138)	0	(1)
Stellantis NV	5.000	Quarterly	12/20/2026	1.519		800	185	(75)	110	1	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	1.311		300	0	(5)	(5)	0	0
Tesco PLC	1.000	Quarterly	06/20/2028	1.445		900	1	(21)	(20)	0	(1)
Valeo SA	1.000	Quarterly	06/20/2026	2.293		1,800	(25)	(53)	(78)	0	(1)
Valeo SA	1.000	Quarterly	06/20/2028	2.989		2,500	(106)	(138)	(244)	1	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.979	$	900	20	(19)	1	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	1.009		5,600	132	(132)	0	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	1.073		1,300	(10)	7	(3)	0	(1)

70	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Verizon Communications, Inc.	1.000%	Quarterly	12/20/2027	1.123%	$	200	$(3)	$2	$(1)	$0	$0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.765		2,600	19	4	23	1	0

							$509	$(462)	$47	$8	$(16)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	0.980%	Semi-Annual	02/26/2024	CAD	228,000	$92	$(9,198)	$(9,106)	$0	$(57)
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		44,800	3	(1,849)	(1,846)	0	(13)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		46,700	0	(2,583)	(2,583)	0	(74)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		28,000	0	(1,548)	(1,548)	0	(45)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		14,000	0	(771)	(771)	0	(22)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		42,400	29	(2,406)	(2,377)	0	(68)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		3,500	147	(434)	(287)	0	(8)

							$271	$(18,789)	$(18,518)	$0	$(287)

Total Swap Agreements							$780	$(19,251)	$(18,471)	$8	$(303)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$462	$8	$470	$0	$0	$(303)	$(303)

Cash of $39,170 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
MBC	01/2023	CAD	4,718	$3,500	$21	$(5)
	01/2023	EUR	1,429	1,497	0	(34)
	01/2023	GBP	453	552	4	0

Total Forward Foreign Currency Contracts					$25	$(39)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	71

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
MBC	$25	$0	$0	$25	$(39)	$0	$0	$(39)	$(14)	$0	$(14)

Total Over the Counter	$25	$0	$0	$25	$(39)	$0	$0	$(39)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$462	$462
Swap Agreements	0	8	0	0	0	8

	$0	$8	$0	$0	$462	$470

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25	$0	$25

	$0	$8	$0	$25	$462	$495

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$16	$0	$0	$287	$303

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39	$0	$39

	$0	$16	$0	$39	$287	$342

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,019)	$(1,019)
Swap Agreements	0	374	0	0	(19,131)	(18,757)

	$0	$374	$0	$0	$(20,150)	$(19,776)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$653	$0	$653
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$653	$0	$654

	$0	$375	$0	$653	$(20,150)	$(19,122)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,724	$2,724
Swap Agreements	0	3,293	0	0	8,487	11,780

	$0	$3,293	$0	$0	$11,211	$14,504

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(114)	$0	$(114)

	$0	$3,293	$0	$(114)	$11,211	$14,390

72	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$20,016	$5,499	$25,515
Corporate Bonds & Notes
Banking & Finance	0	637,899	0	637,899
Industrials	0	295,674	0	295,674
Utilities	0	61,655	0	61,655
Municipal Bonds & Notes
California	0	23,156	0	23,156
Florida	0	7,536	0	7,536
Georgia	0	1,166	0	1,166
Illinois	0	6,650	0	6,650
Michigan	0	1,627	0	1,627
New Jersey	0	3,578	0	3,578
New York	0	6,422	0	6,422
Texas	0	3,193	0	3,193
Virginia	0	3,776	0	3,776
West Virginia	0	5,054	0	5,054
U.S. Government Agencies	0	1,139,948	0	1,139,948
U.S. Treasury Obligations	0	433,532	0	433,532
Non-Agency Mortgage-Backed Securities	0	235,950	0	235,950
Asset-Backed Securities	0	601,898	0	601,898
Sovereign Issues	0	3,380	0	3,380
Preferred Securities
Banking & Finance	0	81,021	0	81,021
Industrials	0	8,557	0	8,557

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Short-Term Instruments
Repurchase Agreements	$0	$172,326	$0	$172,326
U.S. Treasury Bills	0	4,447	0	4,447

Total Investments	$0	$3,758,461	$5,499	$3,763,960

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	470	0	470
Over the counter	0	25	0	25

	$0	$495	$0	$495

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(303)	0	(303)
Over the counter	0	(39)	0	(39)

	$0	$(342)	$0	$(342)

Total Financial Derivative Instruments	$0	$153	$0	$153

Totals	$0	$3,758,614	$5,499	$3,764,113

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	73

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Qatar National Bank QPSC
5.557% (LIBOR03M + 0.800%) due 11/06/2023 «~	$6,400	$6,376

Total Loan Participations and Assignments (Cost $6,363)		6,376

CORPORATE BONDS & NOTES 53.3%

BANKING & FINANCE 30.3%

AerCap Ireland Capital DAC
1.650% due 10/29/2024	5,000	4,615

Air Lease Corp.
2.750% due 01/15/2023	1,300	1,298

Aircastle Ltd.
4.400% due 09/25/2023	3,874	3,837
5.000% due 04/01/2023	200	200

Ally Financial, Inc.
1.450% due 10/02/2023	3,300	3,200

American Tower Corp.
0.600% due 01/15/2024	110	105
1.300% due 09/15/2025	1,100	994

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023	400	396
5.500% due 01/15/2023	1,100	1,097

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023	10,200	9,881

Banco Santander SA
3.892% due 05/24/2024	5,000	4,897

Bank of America Corp.
1.486% due 05/19/2024 •	3,000	2,953
3.384% due 04/02/2026 •	4,000	3,824
4.827% due 07/22/2026 •	5,000	4,946

Barclays PLC
2.852% due 05/07/2026 •	800	744
5.304% due 08/09/2026 •	7,700	7,650
6.024% (US0003M + 1.380%) due 05/16/2024 ~	6,600	6,600

BGC Partners, Inc.
5.375% due 07/24/2023	6,543	6,513

BNP Paribas SA
3.375% due 01/09/2025	4,000	3,852
3.800% due 01/10/2024	14,574	14,326
4.705% due 01/10/2025 •	748	741

BOC Aviation Ltd.
5.849% (US0003M + 1.125%) due 09/26/2023 ~	2,700	2,697

BPCE SA
1.652% due 10/06/2026 •	2,000	1,779

Cantor Fitzgerald LP
4.875% due 05/01/2024	6,374	6,257

Citigroup, Inc.
1.678% due 05/15/2024 •	3,000	2,958
4.140% due 05/24/2025 •	1,500	1,472
5.850% (SOFRRATE + 1.528%) due 03/17/2026 ~(c)	3,400	3,410

CK Hutchison International Ltd.
3.250% due 04/11/2024	3,100	3,029

CNO Global Funding
1.650% due 01/06/2025	4,000	3,709

Corebridge Financial, Inc.
3.500% due 04/04/2025	7,700	7,388
3.650% due 04/05/2027	2,300	2,147

Credit Agricole SA
1.247% due 01/26/2027 •	300	263

Credit Suisse Group AG
2.193% due 06/05/2026 •	1,500	1,282
4.207% due 06/12/2024 •	3,000	2,925
5.975% (US0003M + 1.240%) due 06/12/2024 ~	4,428	4,194
6.373% due 07/15/2026 •	1,900	1,786

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Danske Bank AS
3.875% due 09/12/2023	$500	$494
5.375% due 01/12/2024	3,000	2,976
5.795% (US0003M + 1.060%) due 09/12/2023 ~	8,459	8,461

Deutsche Bank AG
0.962% due 11/08/2023	4,700	4,524
2.222% due 09/18/2024 •	9,000	8,695
3.950% due 02/27/2023	3,800	3,787
5.966% (US0003M + 1.230%) due 02/27/2023 ~	500	500

DNB Bank ASA
2.968% due 03/28/2025 •	4,000	3,860

Federation des Caisses Desjardins du Quebec
2.050% due 02/10/2025	5,000	4,664

First Abu Dhabi Bank PJSC
5.400% (US0003M + 0.850%) due 08/08/2023 ~	4,000	3,999

Five Corners Funding Trust
4.419% due 11/15/2023	400	397

Ford Motor Credit Co. LLC
3.370% due 11/17/2023	200	195

FS KKR Capital Corp.
1.650% due 10/12/2024	5,000	4,516

GA Global Funding Trust
0.800% due 09/13/2024	2,153	1,969
1.250% due 12/08/2023	3,500	3,359
1.625% due 01/15/2026	900	800
4.790% (SOFRRATE + 0.500%) due 09/13/2024 ~	1,000	972
5.085% (SOFRRATE + 1.360%) due 04/11/2025 ~	3,000	2,934

General Motors Financial Co., Inc.
3.250% due 01/05/2023	1,500	1,500
3.950% due 04/13/2024	3,100	3,040
4.250% due 05/15/2023	1,000	996
5.100% due 01/17/2024	11,500	11,459
5.360% (SOFRRATE + 1.200%) due 11/17/2023 ~	5,600	5,586

Goldman Sachs Group, Inc.
4.853% due 03/08/2024 •	1,000	994
5.442% (US0003M + 0.750%) due 02/23/2023 ~	3,000	3,002
5.700% due 11/01/2024	2,500	2,532

HSBC Holdings PLC
5.965% (US0003M + 1.230%) due 03/11/2025 ~	10,107	10,022
6.115% (US0003M + 1.380%) due 09/12/2026 ~	4,850	4,777

Hyundai Capital Services, Inc.
0.750% due 09/15/2023	2,100	2,020

ING Groep NV
3.869% due 03/28/2026 •	1,500	1,445
5.334% (SOFRRATE + 1.010%) due 04/01/2027 ~	5,594	5,402

Jackson Financial, Inc.
1.125% due 11/22/2023	3,125	3,010

JPMorgan Chase & Co.
0.969% due 06/23/2025 •	1,000	933

KKR Financial Holdings LLC
5.400% due 05/23/2033	5,500	5,137

LeasePlan Corp. NV
2.875% due 10/24/2024	9,625	9,038

Lloyds Banking Group PLC
3.511% due 03/18/2026 •	2,500	2,377
4.716% due 08/11/2026 •	3,000	2,938

Mitsubishi UFJ Financial Group, Inc.
0.848% due 09/15/2024 •	14,000	13,516

Mizuho Financial Group, Inc.
4.899% (US0003M + 0.990%) due 07/10/2024 ~	1,500	1,497
5.387% (US0003M + 0.630%) due 05/25/2024 ~	10,800	10,742

Morgan Stanley
1.593% due 05/04/2027 •	500	439

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.737% due 04/24/2024 •	$5,821	$5,790
4.679% due 07/17/2026 •	5,000	4,919

Nationwide Building Society
3.766% due 03/08/2024 •	9,075	9,026
4.363% due 08/01/2024 •	1,163	1,148

NatWest Group PLC
4.519% due 06/25/2024 •	2,600	2,576

Navient Corp.
5.500% due 01/25/2023	5,500	5,500

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024	1,200	1,125
3.875% due 09/21/2023	4,000	3,927

Nomura Holdings, Inc.
1.851% due 07/16/2025	5,960	5,438
2.329% due 01/22/2027	8,800	7,716
2.648% due 01/16/2025	2,000	1,890

Nordea Bank Abp
3.600% due 06/06/2025	2,000	1,932

Pacific Life Global Funding II
4.867% (SOFRRATE + 0.620%) due 06/04/2026 ~	1,496	1,437

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	3,580	3,571

Piper Sandler Cos.
5.200% due 10/15/2023	600	595

QNB Finance Ltd.
5.988% (US0003M + 1.250%) due 03/21/2024 ~	2,600	2,616

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •	7,000	6,543
3.373% due 01/05/2024 •	1,250	1,250
4.796% due 11/15/2024 •	2,000	1,967

SBA Tower Trust
2.836% due 01/15/2050	5,000	4,716

Scentre Group Trust
3.500% due 02/12/2025	3,859	3,696

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	1,500	1,451
4.125% due 07/15/2023	3,674	3,636

Societe Generale SA
1.488% due 12/14/2026 •	5,200	4,525
2.625% due 01/22/2025	6,824	6,421
3.875% due 03/28/2024	300	293

Standard Chartered PLC
1.822% due 11/23/2025 •	3,000	2,742
3.971% due 03/30/2026 •	2,300	2,199
6.063% (SOFRRATE + 1.740%) due 03/30/2026 ~	5,000	4,920

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027	3,000	2,578

Synchrony Bank
5.400% due 08/22/2025	7,200	7,074

UBS Group AG
4.488% due 05/12/2026 •	12,000	11,739

VICI Properties LP
4.375% due 05/15/2025	1,700	1,653

Wells Fargo & Co.
4.808% due 07/25/2028 •	4,000	3,913

		417,991

INDUSTRIALS 16.8%

7-Eleven, Inc.
0.800% due 02/10/2024	2,131	2,029

American Airlines Pass-Through Trust
4.000% due 01/15/2027	436	379

Ausgrid Finance Pty. Ltd.
3.850% due 05/01/2023	1,100	1,095

Barry Callebaut Services NV
5.500% due 06/15/2023	5,400	5,375

BAT Capital Corp.
2.789% due 09/06/2024	2,500	2,394
3.557% due 08/15/2027	1,017	931

74	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT International Finance PLC
3.950% due 06/15/2025	$1,000	$961

Bayer U.S. Finance LLC
3.375% due 07/15/2024	931	902
3.375% due 10/08/2024	3,000	2,901
3.875% due 12/15/2023	2,000	1,972
5.779% (US0003M + 1.010%) due 12/15/2023 ~	2,000	1,996

Berry Global, Inc.
0.950% due 02/15/2024	8,132	7,708
1.570% due 01/15/2026	4,000	3,568
4.875% due 07/15/2026	2,000	1,930

Boston Scientific Corp.
3.450% due 03/01/2024	219	215

Broadcom, Inc.
3.150% due 11/15/2025	1,200	1,138
3.459% due 09/15/2026	4,238	3,999

CenterPoint Energy Resources Corp.
5.279% (US0003M + 0.500%) due 03/02/2023 ~	460	460

Charter Communications Operating LLC
4.908% due 07/23/2025	1,000	981
6.090% (US0003M + 1.650%) due 02/01/2024 ~	10,500	10,550

Cigna Corp.
3.750% due 07/15/2023	361	359

CNH Industrial NV
4.500% due 08/15/2023	14,254	14,167

CommonSpirit Health
1.547% due 10/01/2025	3,700	3,331

Conagra Brands, Inc.
4.300% due 05/01/2024	500	493

ConocoPhillips Co.
2.400% due 03/07/2025	4,200	3,995

DAE Funding LLC
1.550% due 08/01/2024	2,700	2,511

Dell International LLC
4.900% due 10/01/2026	1,700	1,676
5.450% due 06/15/2023	134	134

Delta Air Lines, Inc.
7.375% due 01/15/2026	3,000	3,070

Energy Transfer LP
4.250% due 03/15/2023	500	499

Eni SpA
4.000% due 09/12/2023	4,567	4,504

Gilead Sciences, Inc.
1.200% due 10/01/2027	2,900	2,464

Global Payments, Inc.
1.200% due 03/01/2026	2,600	2,269

Harley-Davidson Financial Services, Inc.
3.350% due 02/15/2023	3,890	3,881

Hyatt Hotels Corp.
1.800% due 10/01/2024	1,100	1,031

Hyundai Capital America
0.800% due 01/08/2024	6,555	6,238
5.750% due 04/06/2023	3,000	3,002

Illumina, Inc.
5.800% due 12/12/2025	1,700	1,713

Imperial Brands Finance PLC
3.125% due 07/26/2024	8,725	8,346
3.500% due 07/26/2026	1,300	1,194
4.250% due 07/21/2025	1,841	1,760
6.125% due 07/27/2027	4,000	3,987

Kansas City Southern
3.000% due 05/15/2023	1,100	1,090
3.125% due 06/01/2026	700	658

Leidos, Inc.
2.950% due 05/15/2023	10,200	10,120

Mercedes-Benz Finance North America LLC
5.500% due 11/27/2024	3,200	3,221

MGM Resorts International
6.000% due 03/15/2023	600	599

Microchip Technology, Inc.
4.333% due 06/01/2023	5,000	4,980

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Micron Technology, Inc.
4.185% due 02/15/2027	$2,300	$2,181

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	8,396	8,229

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023	1,000	1,000

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	1,000	966

Petronas Energy Canada Ltd.
2.112% due 03/23/2028	4,000	3,503

Renesas Electronics Corp.
1.543% due 11/26/2024	9,700	8,899

Reynolds American, Inc.
4.450% due 06/12/2025	1,000	979

Sands China Ltd.
5.625% due 08/08/2025	2,800	2,681

SK Hynix, Inc.
1.000% due 01/19/2024	12,666	12,038
3.000% due 09/17/2024	2,500	2,360

Stellantis NV
5.250% due 04/15/2023	10,000	10,009

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	2,500	2,493

TD SYNNEX Corp.
1.250% due 08/09/2024	4,000	3,717

Volkswagen Group of America Finance LLC
3.950% due 06/06/2025	9,900	9,589

Warnermedia Holdings, Inc.
3.788% due 03/15/2025	3,300	3,155

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	6,500	6,397

Woodside Finance Ltd.
3.650% due 03/05/2025	6,600	6,341
3.700% due 09/15/2026	4,650	4,355

		231,668

UTILITIES 6.2%

AES Corp.
1.375% due 01/15/2026	4,300	3,823

AT&T, Inc.
5.540% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,100

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024	10,800	10,273
3.488% due 02/28/2024	1,900	1,858

Electricite de France SA
3.625% due 10/13/2025	2,297	2,216

Enel Finance International NV
4.250% due 06/15/2025	12,500	12,114
6.800% due 10/14/2025	2,500	2,570

Iberdrola International BV
5.810% due 03/15/2025	400	406

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	11,636	11,538

KT Corp.
4.000% due 08/08/2025	9,800	9,543

NextEra Energy Capital Holdings, Inc.
2.940% due 03/21/2024	4,000	3,896

Pacific Gas & Electric Co.
1.700% due 11/15/2023	4,100	3,969
2.100% due 08/01/2027	800	684
2.950% due 03/01/2026	100	92
3.250% due 06/15/2023	1,500	1,484
3.400% due 08/15/2024	200	192
3.750% due 02/15/2024	200	196
3.850% due 11/15/2023	100	99
4.250% due 08/01/2023	1,500	1,493
4.950% due 06/08/2025	3,500	3,449

SES SA
3.600% due 04/04/2023	1,000	993

Southern California Gas Co.
2.550% due 02/01/2030	1,800	1,536

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint LLC
7.875% due 09/15/2023	$900	$915

System Energy Resources, Inc.
2.140% due 12/09/2025	4,800	4,395

Verizon Communications, Inc.
5.706% (US0003M + 1.100%) due 05/15/2025 ~	6,613	6,669

		85,503

Total Corporate Bonds & Notes (Cost $760,052)		735,162

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	450	453

Total Municipal Bonds & Notes (Cost $450)		453

U.S. GOVERNMENT AGENCIES 5.4%

Fannie Mae
4.000% due 06/01/2042 - 03/01/2047	525	502
5.000% due 07/01/2033 - 07/01/2044	1,374	1,352
5.150% due 05/01/2035	40	39
5.350% due 02/01/2035 - 01/01/2038	385	382
5.450% due 04/01/2036	91	90
5.500% due 12/01/2028 - 03/01/2050	1,137	1,143
6.000% due 09/01/2028 - 04/01/2048	814	820
6.500% due 07/01/2036 - 09/01/2048	367	375

Federal Home Loan Bank
5.300% due 12/06/2024	27,000	26,990

Freddie Mac
2.000% due 02/01/2028 - 04/01/2028	4	4
2.500% due 10/25/2048	161	144
5.000% due 01/01/2024 - 02/01/2038	317	319
5.310% due 11/15/2024	5,400	5,401
5.360% due 11/22/2024	29,500	29,536
5.400% due 09/01/2037 - 11/01/2038	421	428
5.500% due 08/01/2033 - 06/01/2047	1,238	1,248
5.550% due 06/01/2037 - 07/01/2037	105	106
6.000% due 09/01/2031 - 05/01/2033	46	46
6.500% due 11/01/2036 - 10/17/2038	410	417
7.000% due 05/01/2029	13	13

Ginnie Mae
2.500% due 10/20/2049	128	112
3.000% due 11/20/2046	93	84
3.500% due 05/20/2042	66	60
3.700% due 04/15/2042	122	116
3.740% due 03/20/2042 - 07/20/2042	77	72
3.750% due 04/15/2042 - 03/20/2044	147	139
4.000% due 04/20/2040 - 06/20/2043	580	546
4.500% due 08/20/2038 - 11/20/2048	513	501
4.576% due 10/20/2072 •	2,025	2,021
5.326% due 08/16/2039 ~	4	4
5.350% due 12/15/2036 - 01/15/2038	337	343
5.400% due 06/20/2039	85	86
5.500% due 03/20/2034 - 08/20/2041	356	353
6.000% due 09/20/2038	40	40

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	75

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 09/20/2025 - 07/20/2039	$35	$35
7.000% due 09/15/2024 - 06/20/2039	595	603

Uniform Mortgage-Backed Security
4.250% due 01/01/2036	85	83
4.750% due 09/01/2034 - 04/01/2036	366	364
5.340% due 09/01/2029	53	53
6.000% due 06/01/2031	1	1

Total U.S. Government Agencies (Cost $75,645)		74,971

U.S. TREASURY OBLIGATIONS 4.5%

U.S. Treasury Notes
3.500% due 09/15/2025 (f)	62,700	61,456

Total U.S. Treasury Obligations (Cost $62,273)		61,456

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.6%

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	665	597

Bear Stearns Adjustable Rate Mortgage Trust
4.340% due 02/25/2033 ~	1	1

Bear Stearns ALT-A Trust
3.115% due 05/25/2035 ~	30	28
4.709% due 02/25/2034 •	873	773

Beneria Cowen & Pritzer Collateral Funding Corp.
5.117% due 06/15/2038 ~	5,600	5,241

BFLD Trust
5.468% due 10/15/2035 ~	2,000	1,904

Brass PLC
5.344% due 11/16/2066 ~	53	54

BWAY Mortgage Trust
5.568% due 09/15/2036 •	3,000	2,866

BX Commercial Mortgage Trust
5.018% due 01/15/2034 •	3,800	3,682

Chase Mortgage Finance Trust
4.123% due 02/25/2037 ~	382	364

Chevy Chase Funding LLC Mortgage-Backed Certificates
4.589% due 01/25/2036 •	34	30
4.619% due 10/25/2035 •	198	179
4.689% due 08/25/2035 •	23	20

Citigroup Commercial Mortgage Trust
5.498% due 10/15/2036 •	1,950	1,858

Citigroup Mortgage Loan Trust
4.371% due 05/25/2051 ~	4,014	3,670

Countrywide Alternative Loan Trust
4.669% due 06/25/2037 ~	63	55

Credit Suisse Mortgage Capital Trust
2.963% due 12/26/2059 ~	1,058	1,044

DROP Mortgage Trust
5.470% due 10/15/2043 •	6,000	5,725

Extended Stay America Trust
5.398% due 07/15/2038 ~	5,467	5,317

First Horizon Alternative Mortgage Securities Trust
3.790% due 02/25/2035 ~	197	183

GCAT Trust
1.348% due 05/25/2066 ~	2,940	2,363
1.503% due 05/25/2066 ~	2,656	2,095
2.650% due 10/25/2068 ~	418	394
2.885% due 12/27/2066 ~	2,174	1,943

GCT Commercial Mortgage Trust
5.118% due 02/15/2038 •	800	744

GS Mortgage Securities Corp.
7.736% due 08/15/2039 ~	7,300	7,367

GS Mortgage-Backed Securities Trust
4.371% due 02/25/2052 •	4,378	4,001
4.778% due 12/25/2051 •	2,651	2,423

GSR Mortgage Loan Trust
3.955% due 09/25/2035 ~	4	4
7.303% due 08/25/2033 •	68	63

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
5.029% due 03/25/2035 ~	$87	$79

InTown Mortgage Trust
6.825% due 08/15/2039 ~	2,900	2,888

JP Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	300	289
5.118% due 04/15/2038 •	945	921
5.768% due 12/15/2031 •	1,060	1,010

JP Morgan Mortgage Trust
3.346% due 07/25/2035 ~	213	196

JPMBB Commercial Mortgage Securities Trust
3.801% due 09/15/2047	4,410	4,269

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~	1,082	1,061

LUXE Commercial Mortgage Trust
5.368% due 10/15/2038 ~	2,077	1,989

MASTR Adjustable Rate Mortgages Trust
4.021% due 04/21/2034 ~	17	16

Merrill Lynch Mortgage Investors Trust
3.994% due 12/25/2035 ~	206	194
4.849% due 04/25/2029 •	126	115

MFA Trust
1.131% due 07/25/2060 ~	2,827	2,490
1.381% due 04/25/2065 ~	534	481

Morgan Stanley Mortgage Loan Trust
5.469% due 11/25/2035 •	755	745

Morgan Stanley Residential Mortgage Loan Trust
4.371% due 09/25/2051 •	871	797

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~	1,685	1,465
2.464% due 01/26/2060 ~	5,785	5,182
2.750% due 07/25/2059 ~	2,029	1,894
2.750% due 11/25/2059 ~	2,335	2,139
3.500% due 12/25/2057 ~	1,178	1,116
3.500% due 10/25/2059 ~	468	434
4.500% due 05/25/2058 ~	117	110

NYO Commercial Mortgage Trust
5.413% due 11/15/2038 ~	6,000	5,457

OBX Trust
1.957% due 10/25/2061 ~	251	201

One New York Plaza Trust
5.268% due 01/15/2036 •	3,700	3,498

ONE Park Mortgage Trust
5.150% due 03/15/2036 •	3,914	3,733

RESIMAC Bastille Trust
4.822% due 02/03/2053 ~	3,000	2,967

Sequoia Mortgage Trust
4.753% due 07/20/2036 •	699	598
5.013% due 06/20/2033 ~	1	1

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	431	396

Starwood Mortgage Trust
5.368% due 04/15/2034 ~	3,100	3,002

Structured Asset Mortgage Investments Trust
4.919% due 07/19/2034 ~	4	4
4.999% due 09/19/2032 ~	7	6

Thornburg Mortgage Securities Trust
2.412% due 04/25/2045 ~	45	42

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	3,114	2,742
2.250% due 11/25/2061 ~	901	808
2.250% due 12/25/2061 ~	3,894	3,580
2.710% due 01/25/2060 ~	1,016	936
3.750% due 05/25/2058 ~	2,518	2,385
3.773% due 02/25/2057 •	101	100
5.389% due 05/25/2058 ~	1,032	1,024
5.389% due 10/25/2059 ~	679	672

WaMu Mortgage Pass-Through Certificates Trust
3.028% due 06/25/2046 •	23	21
3.206% due 06/25/2033 ~	1	1
3.367% due 07/25/2037 ^~	404	338
5.009% due 01/25/2045 ~	8	7
5.189% due 06/25/2044 •	411	370
5.249% due 10/25/2045 •	71	65

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Commercial Mortgage Trust
4.218% due 07/15/2046 ~	$1,000	$991

Total Non-Agency Mortgage-Backed Securities (Cost $126,878)		118,813

ASSET-BACKED SECURITIES 16.3%

American Money Management Corp. CLO Ltd.
4.991% due 04/14/2029 •	342	340

Anchorage Capital CLO Ltd.
5.129% due 07/15/2030 ~	2,800	2,762

Apex Credit CLO Ltd.
5.736% due 09/20/2029 ~	823	810

AREIT Trust
5.710% due 09/14/2036 ~	23	23
6.567% due 06/17/2039 ~	7,200	7,147

Ares CLO Ltd.
5.244% due 04/18/2031 •	4,400	4,323

Asset-Backed Securities Corp. Home Equity Loan Trust
5.199% due 06/25/2034 ~	70	65

Atlas Static Senior Loan Fund Ltd.
5.100% due 07/15/2030 ~	4,700	4,686

Bear Stearns Asset-Backed Securities Trust
5.124% due 09/25/2035 ~	822	819
5.189% due 10/27/2032 ~	21	20
5.289% due 08/25/2034 ~	464	442

Benefit Street Partners CLO Ltd.
5.029% due 10/15/2030 •	1,500	1,481
5.109% due 01/17/2032 ~	400	392

BXMT Ltd.
5.322% due 11/15/2037 ~	3,900	3,840

Carlyle U.S. CLO Ltd.
5.243% due 04/20/2031 •	5,600	5,511

Carrington Mortgage Loan Trust
5.363% due 10/20/2029 •	7,757	7,664

Chase Funding Trust
4.989% due 07/25/2033 •	210	198

Countrywide Asset-Backed Certificates Trust
3.209% due 03/25/2036 •	211	207
4.539% due 09/25/2046 •	275	273
5.439% due 11/25/2035 ~	62	62

CQS U.S. CLO Ltd.
5.997% due 07/20/2031 •	1,500	1,496

Dryden CLO Ltd.
5.129% due 07/15/2031 •	7,400	7,273

Dryden Senior Loan Fund
5.059% due 04/15/2028 ~	2,364	2,342
5.099% due 04/15/2029 ~	3,287	3,252

Elevation CLO Ltd.
5.308% due 10/25/2030 •	7,800	7,661

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046	5,257	4,598

Enterprise Fleet Financing LLC
5.760% due 10/22/2029	7,000	7,037

Finance America Mortgage Loan Trust
5.214% due 08/25/2034 ~	128	118

First Franklin Mortgage Loan Trust
4.709% due 04/25/2036 •	1,273	1,230
5.139% due 11/25/2034 •	111	106
5.319% due 07/25/2034 ~	99	99

Golden Credit Card Trust
4.310% due 09/15/2027	10,000	9,849

Greenwood Park CLO Ltd.
5.089% due 04/15/2031 •	4,100	4,049

Greystone Commercial Real Estate Notes Ltd.
5.498% due 09/15/2037 •	697	686

GSAA Home Equity Trust
4.929% due 07/25/2037 ~	154	146

GSAMP Trust
4.909% due 06/25/2036 •	611	585

HERA Commercial Mortgage Ltd.
5.389% due 02/18/2038 ~	3,300	3,196

76	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
5.439% due 11/25/2034 ~	$871	$850

Hyundai Auto Receivables Trust
5.350% due 11/17/2025	3,000	3,007

KKR CLO Ltd.
5.029% due 07/15/2030 •	2,228	2,187
5.134% due 07/18/2030 ~	566	561

LCCM Trust
5.518% due 12/13/2038 ~	4,000	3,881

LCM LP
5.097% due 07/19/2027 ~	844	835
5.243% due 07/20/2030 •	4,720	4,649
5.283% due 10/20/2027 •	142	141

LCM Ltd.
5.323% due 04/20/2031 ~	1,100	1,075

LoanCore Issuer Ltd.
4.722% due 07/15/2035 ~	1,270	1,233

MF1 Ltd.
6.150% due 11/15/2035 ~	1,448	1,430

MF1 Multifamily Housing Mortgage Loan Trust
5.300% due 07/15/2036 ~	1,977	1,929

MidOcean Credit CLO
5.445% due 01/29/2030 •	3,207	3,170

MKS CLO Ltd.
5.243% due 07/20/2030 •	4,586	4,505

MMAF Equipment Finance LLC
4.924% due 12/01/2023	3,073	3,073

Mountain View CLO LLC
5.169% due 10/16/2029 •	280	277

Nassau Ltd.
5.229% due 10/15/2029 •	1,630	1,610

Navient Private Education Loan Trust
2.460% due 11/15/2068	917	838
5.518% due 12/15/2028 ~	73	73
5.768% due 07/16/2040 •	2,418	2,385

Navient Private Education Refi Loan Trust
0.840% due 05/15/2069	1,386	1,199
1.170% due 09/16/2069	1,963	1,742
1.310% due 01/15/2069	822	738
1.690% due 05/15/2069	2,674	2,407
2.230% due 07/15/2070	5,241	4,554
5.318% due 04/15/2069 ~	2,077	2,022

New Century Home Equity Loan Trust
5.319% due 11/25/2034 •	374	355

NovaStar Mortgage Funding Trust
5.049% due 01/25/2036 ~	367	360

Oaktree CLO Ltd.
5.435% due 04/22/2030 •	1,600	1,565

Palmer Square Loan Funding Ltd.
4.879% due 10/15/2029 ~	169	166
5.475% due 02/20/2028 •	684	680

PFP Ltd.
5.326% due 08/09/2037 •	1,586	1,518
6.600% due 08/19/2035 ~	6,000	5,894

PRET LLC
1.992% due 02/25/2061 þ	1,770	1,604
2.487% due 07/25/2051 þ	3,276	3,043

RAAC Trust
4.939% due 01/25/2046 ~	468	456

Renaissance Home Equity Loan Trust
3.894% due 08/25/2033 •	759	702

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
5.089% due 06/25/2035 ~	$505	$501
5.484% due 03/25/2035 •	253	245

Saranac CLO Ltd.
5.873% due 08/13/2031 ~	5,200	5,039

Saxon Asset Securities Trust
1.799% due 05/25/2035 ~	154	144

SBA Tower Trust
3.869% due 10/15/2049 þ	1,000	956

Securitized Asset-Backed Receivables LLC Trust
5.064% due 01/25/2035 ~	110	101

SLM Student Loan Trust
5.108% due 04/25/2023 •	332	321
5.858% due 04/25/2023 ~	177	175
6.058% due 07/25/2023 ~	151	150

SMB Private Education Loan Trust
1.600% due 09/15/2054	1,170	1,041
2.230% due 09/15/2037	1,938	1,770
4.436% due 09/15/2054 ~	2,601	2,499
4.480% due 05/16/2050	3,293	3,153
4.918% due 03/17/2053 •	542	523
5.239% due 09/15/2054 •	2,061	1,996

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	67	64

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	705	632

Sound Point CLO Ltd.
5.225% due 01/23/2029 ~	3,734	3,687
5.338% due 07/25/2030 •	2,400	2,364

Soundview Home Loan Trust
5.064% due 06/25/2035 ~	328	319

Structured Asset Investment Loan Trust
4.939% due 09/25/2034 •	1,632	1,504
5.094% due 03/25/2034 ~	496	467

Structured Asset Securities Corp. Mortgage Loan Trust
4.524% due 07/25/2036 •	323	318

Towd Point Asset Trust
5.053% due 11/20/2061 •	1,678	1,654

Towd Point Mortgage Trust
3.000% due 11/25/2058 ~	214	210

Toyota Auto Receivables Owner Trust
5.270% due 01/15/2026	5,000	5,010

Venture CLO Ltd.
5.263% due 04/20/2029 ~	1,663	1,647
5.293% due 07/20/2030 ~	8,694	8,494
5.343% due 01/20/2029 •	1,160	1,146
5.373% due 04/20/2032 ~	1,100	1,072

Vibrant CLO Ltd.
5.363% due 07/20/2032 •	300	295

VMC Finance LLC
5.426% due 09/15/2036 ~	140	135
5.439% due 06/16/2036 ~	2,229	2,092

Voya CLO Ltd.
5.029% due 04/17/2030 •	4,726	4,667
5.079% due 10/15/2030 •	3,500	3,438

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
4.989% due 04/25/2034 •	1,059	1,006

World Omni Auto Receivables Trust
5.510% due 03/16/2026	4,350	4,361

Total Asset-Backed Securities (Cost $230,236)		224,698

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.2%

COMMERCIAL PAPER 9.8%

American Electric Power Co., Inc.
4.800% due 01/19/2023	$11,800	$11,770

AT&T, Inc.
4.650% due 01/03/2023	18,000	17,991

Consolidated Edison Co. of New York, Inc.
4.800% due 01/17/2023	3,200	3,193
4.800% due 01/18/2023	3,500	3,491
4.800% due 01/19/2023	3,600	3,591
4.800% due 01/20/2023	3,600	3,590

Crown Castle, Inc.
5.000% due 01/04/2023	2,000	1,999
5.100% due 01/09/2023	11,000	10,985
5.150% due 01/10/2023	1,100	1,098

Electricite de France SA
5.000% due 01/20/2023	11,600	11,569

Enbridge (US), Inc.
4.780% due 01/20/2023	4,300	4,288
4.830% due 01/25/2023	11,700	11,659
4.830% due 01/26/2023	1,000	996

Fiserv, Inc.
4.730% due 01/17/2023	2,800	2,793

McCormick & Co., Inc.
4.750% due 01/27/2023	13,900	13,849

Mercedes-Benz Finance North America LLC
4.800% due 01/30/2023	10,700	10,657

Quanta Services, Inc.
5.300% due 01/19/2023	3,850	3,839

Thomson Reuters Corp.
4.770% due 01/25/2023	13,900	13,855

VW Credit, Inc.
4.700% due 01/27/2023	4,200	4,185

		135,398

REPURCHASE AGREEMENTS (d) 0.4%

		5,488

U.S. TREASURY BILLS 0.0%
4.193% due 03/02/2023 (a)(b)(h)	546	542

Total Short-Term Instruments (Cost $141,491)		141,428

Total Investments in Securities (Cost $1,403,388)		1,363,357

Total Investments 98.8% (Cost $1,403,388)		$1,363,357

Financial Derivative Instruments (e)(g) (0.1)% (Cost or Premiums, net $(4,454))		(865)

Other Assets and Liabilities, net 1.3%		17,458

Net Assets 100.0%		$1,379,950

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	77

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.850%	03/17/2026	03/10/2022	$3,400	$3,410	0.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.310%	12/30/2022	01/03/2023	$3,400	U.S. Treasury Notes 0.625% due 05/15/2030	$(3,475)	$3,400	$3,402
FICC	1.900	12/30/2022	01/03/2023	2,088	U.S. Treasury Bills 0.000% due 12/28/2023	(2,130)	2,088	2,088

Total Repurchase Agreements						$(5,605)	$5,488	$5,490

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$3,402	$0	$0	$0	$3,402	$(3,475)	$(73)
FICC	2,088	0	0	0	2,088	(2,130)	(42)

Total Borrowings and Other Financing Transactions	$5,490	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2022 was $(41,435) at a weighted average interest rate of 0.232%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	2,221	$527,710	$(223)	$0	$(236)
U.S. Treasury 2-Year Note March Futures	03/2023	662	135,762	25	0	(158)

				$(198)	$0	$(394)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2024	790	$(190,054)	$572	$104	$0
U.S. Treasury 5-Year Note March Futures	03/2023	888	(95,842)	99	170	0

78	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond March Futures	03/2023	76	$(10,208)	$35	$96	$0
U.S. Ultra Treasury Note March Futures	03/2023	435	(51,452)	529	197	0

				$1,235	$567	$0

Total Futures Contracts				$1,037	$567	$(394)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	(1.000)%	Quarterly	12/20/2026	$103,900	$(2,527)	$1,340	$(1,187)	$10	$0
CDX.IG-39 5-Year Index	(1.000)	Quarterly	12/20/2027	266,300	(1,911)	(315)	(2,226)	0	(10)

					$(4,438)	$1,025	$(3,413)	$10	$(10)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$18,000	$0	$(1)	$(1)	$0	$(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	13,800	0	0	0	0	(1)

					$0	$(1)	$(1)	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.530%	Annual	10/26/2024	615,300	$(69)	$482	$413	$0	$(450)
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023	168,600	53	(4,050)	(3,997)	0	(97)

						$(16)	$(3,568)	$(3,584)	$0	$(547)

Total Swap Agreements						$(4,454)	$(2,544)	$(6,998)	$10	$(559)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$567	$10	$577	$0	$(394)	$(559)	$(953)

(f)

Securities with an aggregate market value of $10,428 and cash of $11,598 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	79

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	01/2023		$31,463	EUR	29,515	$145	$0

MBC	01/2023	EUR	29,553		$30,974	0	(675)
	01/2023	JPY	513,900		3,793	0	(125)

MYI	01/2023		$3,740	JPY	512,274	166	0

Total Forward Foreign Currency Contracts						$311	$(800)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
CBK	$145	$0	$0	$145	$0	$0	$0	$0	$145	$0	$145
MBC	0	0	0	0	(800)	0	0	(800)	(800)	542	(258)
MYI	166	0	0	166	0	0	0	0	166	0	166

Total Over the Counter	$311	$0	$0	$311	$(800)	$0	$0	$(800)

(h)

Securities with an aggregate market value of $542 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$567	$567
Swap Agreements	0	10	0	0	0	10

	$0	$10	$0	$0	$567	$577

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$311	$0	$311

	$0	$10	$0	$311	$567	$888

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$394	$394
Swap Agreements	0	10	0	0	549	559

	$0	$10	$0	$0	$943	$953

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$800	$0	$800

	$0	$10	$0	$800	$943	$1,753

80	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13,605	$13,605
Swap Agreements	0	(1,716)	0	0	(23,485)	(25,201)

	$0	$(1,716)	$0	$0	$(9,880)	$(11,596)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,706)	$0	$(3,706)
Written Options	0	103	0	0	0	103

	$0	$103	$0	$(3,706)	$0	$(3,603)

	$0	$(1,613)	$0	$(3,706)	$(9,880)	$(15,199)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,502)	$(1,502)
Swap Agreements	0	(2,727)	0	0	6,343	3,616

	$0	$(2,727)	$0	$0	$4,841	$2,114

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,098	$0	$1,098
Written Options	0	(10)	0	0	0	(10)

	$0	$(10)	$0	$1,098	$0	$1,088

	$0	$(2,737)	$0	$1,098	$4,841	$3,202

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$6,376	$6,376
Corporate Bonds & Notes
Banking & Finance	0	417,991	0	417,991
Industrials	0	231,668	0	231,668
Utilities	0	85,503	0	85,503
Municipal Bonds & Notes
Illinois	0	453	0	453
U.S. Government Agencies	0	74,971	0	74,971
U.S. Treasury Obligations	0	61,456	0	61,456
Non-Agency Mortgage-Backed Securities	0	118,813	0	118,813
Asset-Backed Securities	0	224,698	0	224,698
Short-Term Instruments
Commercial Paper	0	135,398	0	135,398
Repurchase Agreements	0	5,488	0	5,488
U.S. Treasury Bills	0	542	0	542

Total Investments	$0	$1,356,981	$6,376	$1,363,357

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$577	$0	$577
Over the counter	0	311	0	311

	$0	$888	$0	$888

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(953)	0	(953)
Over the counter	0	(800)	0	(800)

	$0	$(1,753)	$0	$(1,753)

Total Financial Derivative Instruments	$0	$(865)	$0	$(865)

Totals	$0	$1,356,116	$6,376	$1,362,492

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	81

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.7%

CORPORATE BONDS & NOTES 47.0%

BANKING & FINANCE 30.2%

AIA Group Ltd.
3.125% due 03/13/2023	$2,000	$1,993

Allstate Corp.
5.356% (US0003M + 0.630%) due 03/29/2023 ~	300	300

American Tower Corp.
3.500% due 01/31/2023	1,100	1,099

Athene Global Funding
0.950% due 01/08/2024	1,200	1,142

Aviation Capital Group LLC
3.875% due 05/01/2023	500	496

Bank of America Corp.
1.486% due 05/19/2024 •	1,700	1,674
4.640% (SOFRRATE + 0.690%) due 04/22/2025 ~	200	198

Bank of Nova Scotia
2.375% due 01/18/2023	2,700	2,697
5.245% (SOFRINDX + 0.960%) due 03/11/2024 ~	1,000	999

BNP Paribas SA
3.500% due 03/01/2023	1,110	1,107

Citigroup, Inc.
1.678% due 05/15/2024 •	1,000	986
4.615% (SOFRRATE + 0.694%) due 01/25/2026 ~(d)	1,000	978

Cooperatieve Rabobank UA
4.389% (US0003M + 0.480%) due 01/10/2023 ~	1,400	1,400

Credit Agricole SA
5.345% (US0003M + 1.020%) due 04/24/2023 ~	1,000	1,001

Deutsche Bank AG
3.950% due 02/27/2023	1,200	1,196

First American Financial Corp.
4.300% due 02/01/2023	1,500	1,499

Goldman Sachs Group, Inc.
6.334% (US0003M + 1.600%) due 11/29/2023 ~	1,800	1,814

Intesa Sanpaolo SpA
3.375% due 01/12/2023	1,305	1,304

JPMorgan Chase & Co.
0.768% due 08/09/2025 •	800	739

Mitsubishi UFJ Financial Group, Inc.
5.187% (US0003M + 0.860%) due 07/26/2023 ~	500	501
5.519% (US0003M + 0.740%) due 03/02/2023 ~	500	500

Mitsui Fudosan Co. Ltd.
2.950% due 01/23/2023	3,500	3,496

Mizuho Financial Group, Inc.
5.387% (US0003M + 0.630%) due 05/25/2024 ~	2,200	2,188

Morgan Stanley
3.737% due 04/24/2024 •	500	497

National Bank of Canada
0.550% due 11/15/2024 •	500	479

Nationwide Building Society
3.766% due 03/08/2024 •	1,555	1,547

NatWest Group PLC
2.359% due 05/22/2024 •	2,000	1,972

Nomura Holdings, Inc.
2.648% due 01/16/2025	900	850

Royal Bank of Canada
4.353% (SOFRINDX + 0.360%) due 07/29/2024 ~	1,369	1,354
4.439% (US0003M + 0.360%) due 01/17/2023 ~	847	847

Societe Generale SA
3.875% due 03/28/2024	200	195
4.934% (SOFRRATE + 1.050%) due 01/21/2026 ~	1,000	966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
1.214% due 03/23/2025 •		$600	$566

Sumitomo Mitsui Financial Group, Inc.
0.508% due 01/12/2024		1,000	952
4.819% (US0003M + 0.740%) due 01/17/2023 ~		1,345	1,345

Sumitomo Mitsui Trust Bank Ltd.
0.850% due 03/25/2024		700	662

Toronto-Dominion Bank
4.773% (SOFRRATE + 0.450%) due 09/28/2023 ~		415	414
5.183% (SOFRRATE + 0.910%) due 03/08/2024 ~		1,200	1,198

USAA Capital Corp.
1.500% due 05/01/2023		1,000	990

Vonovia Finance BV
5.000% due 10/02/2023		1,000	987

Westpac Banking Corp.
2.750% due 01/11/2023		1,000	1,000
4.479% (US0003M + 0.570%) due 01/11/2023 ~		500	500

			46,628

INDUSTRIALS 13.1%

Amazon.com, Inc.
0.250% due 05/12/2023		500	492

Apple, Inc.
2.850% due 02/23/2023		2,000	1,995

Baxter International, Inc.
4.495% (SOFRINDX + 0.260%) due 12/01/2023 ~		700	695

Caterpillar, Inc.
8.000% due 02/15/2023		300	302

Central Japan Railway Co.
3.400% due 09/06/2023		1,995	1,972

CNH Industrial NV
4.500% due 08/15/2023		700	696

Conagra Brands, Inc.
3.200% due 01/25/2023		1,000	999

Dell International LLC
5.450% due 06/15/2023		1,760	1,761

GSK Consumer Healthcare Capital U.S. LLC
5.213% (SOFRRATE + 0.890%) due 03/24/2024 ~		200	199

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,100	1,093

JDE Peet’s NV
0.800% due 09/24/2024		1,585	1,449

John Lewis PLC
6.125% due 01/21/2025	GBP	1,000	1,162

Kia Corp.
1.000% due 04/16/2024		$700	659

RELX Capital, Inc.
3.500% due 03/16/2023		2,300	2,291

SK Broadband Co. Ltd.
3.875% due 08/13/2023		1,000	992

SK Telecom Co. Ltd.
3.750% due 04/16/2023		1,000	996

Warnermedia Holdings, Inc.
3.528% due 03/15/2024		400	388
6.092% (SOFRINDX + 1.780%) due 03/15/2024 ~		200	200

Zoetis, Inc.
3.250% due 02/01/2023		1,900	1,897

			20,238

UTILITIES 3.7%

Avangrid, Inc.
3.150% due 12/01/2024		500	478

Enel Finance International NV
2.650% due 09/10/2024		1,500	1,436

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
4.963% (SOFRRATE + 0.640%) due 04/03/2023 ~		$1,000	$999

Verizon Communications, Inc.
4.263% (BBSW3M + 1.220%) due 02/17/2023 ~	AUD	1,000	681
5.706% (US0003M + 1.100%) due 05/15/2025 ~		$1,100	1,109

Vodafone Group PLC
2.950% due 02/19/2023		1,000	998

			5,701

Total Corporate Bonds & Notes (Cost $73,643)			72,567

U.S. GOVERNMENT AGENCIES 2.3%

Fannie Mae
3.492% due 08/25/2044 •		944	912
4.739% due 10/25/2058 •		853	833
4.889% due 05/25/2046 •		258	251

Freddie Mac
4.918% due 01/15/2054 ~		482	470

Ginnie Mae
3.000% due 06/20/2051 ~		1,251	1,076

Total U.S. Government Agencies (Cost $3,781)			3,542

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%

280 Park Avenue Mortgage Trust
5.117% due 09/15/2034 •		500	488

BSST Mortgage Trust
5.636% due 02/15/2037 •		500	467

DROP Mortgage Trust
5.470% due 10/15/2043 •		1,000	954

GCAT Trust
2.885% due 12/27/2066 ~		272	243

Gemgarto PLC
3.999% due 12/16/2067 •	GBP	337	400

Hilton USA Trust
2.828% due 11/05/2035		$800	761

MFA Trust
1.381% due 04/25/2065 ~		107	96

OBX Trust
2.305% due 11/25/2061 ~		678	584
2.783% due 01/25/2062 þ		541	487

One Market Plaza Trust
3.614% due 02/10/2032		600	578

RESIMAC Premier
4.974% due 07/10/2052 •		228	226

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~		200	185

Towd Point Mortgage Trust
3.750% due 05/25/2058 ~		360	341

VASA Trust
5.218% due 07/15/2039 •		500	462

Total Non-Agency Mortgage-Backed Securities (Cost $6,767)			6,272

ASSET-BACKED SECURITIES 17.4%

ACAS CLO Ltd.
5.084% due 10/18/2028 •		647	639

American Money Management Corp. CLO Ltd.
4.949% due 04/17/2029 ~		348	346

American Tower Trust 1
3.070% due 03/15/2048		2,000	1,989

Apres Static CLO Ltd.
5.149% due 10/15/2028 ~		175	173

Ares CLO Ltd.
4.949% due 01/15/2029 ~		727	718

College Avenue Student Loans LLC
5.589% due 12/26/2047 ~		664	653

Commonbond Student Loan Trust
1.980% due 08/25/2050		1,474	1,257
3.560% due 09/25/2045		654	613

82	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell Equipment Finance Trust
0.330% due 12/22/2026		$229	$226

Dryden Senior Loan Fund
5.059% due 04/15/2028 ~		378	375

FHF Trust
3.100% due 09/15/2025		731	725

Ford Auto Securitization Trust Asset-Backed Notes
4.956% due 10/15/2024	CAD	415	306

Halseypoint CLO Ltd.
5.343% due 07/20/2031 ~		$996	980

LCM LP
5.097% due 07/19/2027 ~		633	626

Marathon Static CLO Ltd.
5.070% due 07/20/2030 •		1,100	1,092

Nassau Ltd.
5.229% due 10/15/2029 •		408	402

Navient Private Education Loan Trust
2.650% due 12/15/2028		17	17
5.568% due 02/15/2029 ~		17	17

Navient Private Education Refi Loan Trust
1.060% due 10/15/2069		1,165	991
1.310% due 01/15/2069		191	172
2.400% due 10/15/2068		167	153
2.600% due 08/15/2068		1,049	972
3.130% due 02/15/2068		1,046	988
5.318% due 04/15/2069 ~		297	289

OCP CLO Ltd.
5.363% due 07/20/2029 ~		563	558

OSD CLO Ltd.
4.949% due 04/17/2031 ~		996	980

Palmer Square Loan Funding Ltd.
4.879% due 10/15/2029 ~		1,518	1,496

PRET LLC
1.868% due 07/25/2051 þ		433	384

Santander Retail Auto Lease Trust
0.290% due 04/22/2024		33	33

SMB Private Education Loan Trust
1.390% due 01/15/2053		796	680
5.118% due 01/15/2053 ~		985	940

SoFi Professional Loan Program LLC
2.630% due 07/25/2040		42	41
2.720% due 11/26/2040		122	121
4.989% due 07/25/2040 ~		129	128
5.089% due 03/26/2040 •		312	311
5.339% due 01/25/2039 ~		150	150

Sound Point CLO Ltd.
5.293% due 10/20/2028 •		272	270

Stratus CLO Ltd.
5.143% due 12/28/2029 •		534	528
5.193% due 12/29/2029 •		724	712

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symphony Static CLO Ltd.
5.188% due 10/25/2029 •	$1,600	$1,576

Tesla Auto Lease Trust
0.360% due 09/22/2025	612	599

Towd Point HE Trust
0.918% due 02/25/2063 ~	137	129

Toyota Auto Receivables Owner Trust
5.026% due 01/15/2026 •	900	902

Tricolor Auto Securitization Trust
3.300% due 02/18/2025	703	695

Venture CLO Ltd.
4.959% due 07/15/2027 •	238	239
5.766% due 08/28/2029 •	442	438

Wellfleet CLO Ltd.
5.133% due 07/20/2029 •	146	144

Total Asset-Backed Securities (Cost $27,814)		26,773

SHORT-TERM INSTRUMENTS 32.9%

COMMERCIAL PAPER 11.7%

AT&T, Inc.
4.650% due 01/03/2023	2,000	1,999

Baxter International, Inc.
4.730% due 01/23/2023	900	897

Consolidated Edison Co. of New York, Inc.
4.800% due 01/17/2023	400	399
4.800% due 01/18/2023	400	399
4.800% due 01/19/2023	400	399
4.800% due 01/20/2023	400	399

Crown Castle, Inc.
5.100% due 01/09/2023	250	250

Fiserv, Inc.
4.630% due 01/09/2023	1,000	999
4.730% due 01/17/2023	300	299

Humana, Inc.
4.850% due 01/05/2023	250	250
4.900% due 02/01/2023	1,300	1,294

Medtronic Global Holdings SCA
4.750% due 01/27/2023	1,600	1,594

Mercedes-Benz Finance North America LLC
4.750% due 01/23/2023	1,600	1,595

Newell Brands, Inc.
5.300% due 01/12/2023	800	799

ORACLE Corp.
4.800% due 01/26/2023	1,800	1,794

Republic Services, Inc.
4.650% due 01/12/2023	1,600	1,597

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vodafone Group PLC
4.600% due 01/05/2023		$1,500	$1,499

Walgreens Boots Alliance, Inc.
4.950% due 01/18/2023		1,600	1,596

			18,058

REPURCHASE AGREEMENTS (e) 12.3%
			19,000

AUSTRIA TREASURY BILLS 2.1%

Austria Treasury Bills
1.267% due 02/23/2023 (b)(c)	EUR	3,000	3,206

ISRAEL TREASURY BILLS 1.6%
0.526% due 02/08/2023 (b)(c)	ILS	8,500	2,409

JAPAN TREASURY BILLS 4.8%
(0.169)% due 01/16/2023 - 01/30/2023 (a)(b)	JPY	980,000	7,468

U.S. TREASURY BILLS 0.4%
4.168% due 02/02/2023 - 03/02/2023 (a)(b)(g)		$647	644

Total Short-Term Instruments (Cost $49,785)			50,785

Total Investments in Securities (Cost $161,790)			159,939

Total Investments 103.7% (Cost $161,790)			$159,939

Financial Derivative Instruments (f) (0.8)% (Cost or Premiums, net $0)			(1,173)

Other Assets and Liabilities, net (2.9)%			(4,508)

Net Assets 100.0%			$154,258

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	4.615%	01/25/2026	01/18/2022	$1,000	$978	0.63%

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	83

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.100%	12/30/2022	01/03/2023	$19,000	U.S. Treasury Notes 0.375% due 11/30/2025	$(19,392)	$19,000	$19,009

Total Repurchase Agreements						$(19,392)	$19,000	$19,009

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$19,009	$0	$0	$0	$19,009	$(19,392)	$(383)

Total Borrowings and Other Financing Transactions	$19,009	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	01/2023	JPY	150,000		$1,022	$0	$(122)
	01/2023		$1,100	JPY	150,000	45	0

CBK	02/2023	ILS	8,455		$2,458	49	0

MBC	01/2023	AUD	28		19	0	0
	01/2023	CAD	440		328	3	0
	01/2023	GBP	1,394		1,699	13	0
	01/2023		$2,655	JPY	360,045	93	0

MYI	01/2023	AUD	895		$601	0	(9)

NGF	01/2023	JPY	790,000		5,516	0	(513)

RBC	01/2023	AUD	10		7	0	0
	02/2023	EUR	2,987		2,974	0	(235)

RYL	01/2023	JPY	550,000		3,708	0	(496)

SCX	01/2023	AUD	60		40	0	(1)

Total Forward Foreign Currency Contracts						$203	$(1,376)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BRC	$45	$0	$0	$45	$(122)	$0	$0	$(122)	$(77)	$0	$(77)
CBK	49	0	0	49	0	0	0	0	49	0	49
MBC	109	0	0	109	0	0	0	0	109	0	109
MYI	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
NGF	0	0	0	0	(513)	0	0	(513)	(513)	352	(161)
RBC	0	0	0	0	(235)	0	0	(235)	(235)	0	(235)

84	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(1)
RYL	$0	$0	$0	$0	$(496)	$0	$0	$(496)	$(496)	$292	$(204)
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$203	$0	$0	$203	$(1,376)	$0	$0	$(1,376)

(g)

Securities with an aggregate market value of $644 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$203	$0	$203

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,376	$0	$1,376

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$939	$0	$939

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,745)	$0	$(1,745)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$46,628	$0	$46,628
Industrials	0	20,238	0	20,238
Utilities	0	5,701	0	5,701
U.S. Government Agencies	0	3,542	0	3,542
Non-Agency Mortgage-Backed Securities	0	6,272	0	6,272
Asset-Backed Securities	0	26,773	0	26,773
Short-Term Instruments
Commercial Paper	0	18,058	0	18,058
Repurchase Agreements	0	19,000	0	19,000
Israel Treasury Bills	0	2,409	0	2,409
Japan Treasury Bills	0	7,468	0	7,468
U.S. Treasury Bills	0	644	0	644

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Austria Treasury Bills	$0	$3,206	$0	$3,206

Total Investments	$0	$159,939	$0	$159,939

Financial Derivative Instruments - Assets
Over the counter	$0	$203	$0	$203

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,376)	$0	$(1,376)

Total Financial Derivative Instruments	$0	$(1,173)	$0	$(1,173)

Totals	$0	$158,766	$0	$158,766

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	85

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

CORPORATE BONDS & NOTES 44.7%

BANKING & FINANCE 25.9%

ADCB Finance Cayman Ltd.
4.000% due 03/29/2023	$2,366	$2,361

AerCap Ireland Capital DAC
1.150% due 10/29/2023	10,000	9,625
1.750% due 10/29/2024	23,800	21,901
5.003% (SOFRRATE + 0.680%) due 09/29/2023 ~	12,450	12,223

American Tower Corp.
3.000% due 06/15/2023	6,100	6,036

Aozora Bank Ltd.
1.050% due 09/09/2024	50,280	46,658

Athene Global Funding
1.200% due 10/13/2023	8,000	7,733

Aviation Capital Group LLC
3.875% due 05/01/2023	6,351	6,300

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	3,003	2,995

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023	29,400	28,479

Banco Santander SA
3.848% due 04/12/2023	4,772	4,747
5.039% (US0003M + 1.120%) due 04/12/2023 ~	7,000	7,001

Bank of America Corp.
4.640% (SOFRRATE + 0.690%) due 04/22/2025 ~	37,879	37,411
4.684% due 10/24/2024 •	31,400	31,120
5.555% (US0003M + 0.790%) due 03/05/2024 ~	35,700	35,683

Bank of Nova Scotia
5.245% (SOFRINDX + 0.960%) due 03/11/2024 ~	24,100	24,066

Banque Federative du Credit Mutuel SA
5.203% (US0003M + 0.960%) due 07/20/2023 ~	2,100	2,103

Barclays PLC
4.338% due 05/16/2024 •	2,804	2,785
6.024% (US0003M + 1.380%) due 05/16/2024 ~	68,782	68,785

BGC Partners, Inc.
5.375% due 07/24/2023	900	896

BNP Paribas SA
3.500% due 03/01/2023	14,075	14,041
3.800% due 01/10/2024	60,247	59,221
4.705% due 01/10/2025 •	9,330	9,241
5.309% (US0003M + 1.230%) due 01/15/2024 ~	4,000	4,040

BPCE SA
5.975% (US0003M + 1.240%) due 09/12/2023 ~	1,125	1,127

Canadian Imperial Bank of Commerce
4.706% (SOFRRATE + 0.400%) due 12/14/2023 ~	10,000	9,967

Caterpillar Financial Services Corp.
5.116% (US0003M + 0.510%) due 05/15/2023 ~	3,100	3,102

Citigroup, Inc.
5.750% (US0003M + 1.100%) due 05/17/2024 ~	8,724	8,738
5.784% (US0003M + 1.023%) due 06/01/2024 ~	55,800	55,884

CNH Industrial Capital LLC
1.950% due 07/02/2023	9,860	9,694
4.200% due 01/15/2024	20,000	19,721

Corebridge Global Funding
0.400% due 09/13/2023	2,000	1,938

Credit Suisse AG
1.000% due 05/05/2023	19,750	19,295
4.441% (SOFRRATE + 0.390%) due 02/02/2024 ~	62,400	59,705

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.495% (SOFRINDX + 0.380%) due 08/09/2023 ~	$5,658	$5,521

Credit Suisse Group AG
3.800% due 06/09/2023	10,800	10,518
4.207% due 06/12/2024 •	10,000	9,752
5.975% (US0003M + 1.240%) due 06/12/2024 ~	6,000	5,683

Danske Bank AS
5.375% due 01/12/2024	46,102	45,739
5.795% (US0003M + 1.060%) due 09/12/2023 ~	30,685	30,692

Deutsche Bank AG
3.950% due 02/27/2023	58,408	58,210
4.603% due 11/08/2023 •	32,300	32,091
5.966% (US0003M + 1.230%) due 02/27/2023 ~	1,750	1,751

Federation des Caisses Desjardins du Quebec
0.700% due 05/21/2024	4,000	3,749

First Abu Dhabi Bank PJSC
5.400% (US0003M + 0.850%) due 08/08/2023 ~	9,000	8,997

GA Global Funding Trust
1.000% due 04/08/2024	63,200	59,235
4.790% (SOFRRATE + 0.500%) due 09/13/2024 ~	50,570	49,138
5.085% (SOFRRATE + 1.360%) due 04/11/2025 ~	17,100	16,725

General Motors Financial Co., Inc.
1.050% due 03/08/2024	882	838
1.700% due 08/18/2023	865	845
3.250% due 01/05/2023	43,000	42,998
3.700% due 05/09/2023	6,986	6,952
4.150% due 06/19/2023	17,993	17,900
4.250% due 05/15/2023	13,000	12,948
4.738% (US0003M + 0.990%) due 01/05/2023 ~	30,240	30,238
5.100% due 01/17/2024	5,000	4,982
5.360% (SOFRRATE + 1.200%) due 11/17/2023 ~	29,931	29,854

Goldman Sachs Group, Inc.
4.374% (SOFRRATE + 0.490%) due 10/21/2024 ~	26,600	26,192
4.853% due 03/08/2024 •	500	497
5.442% (US0003M + 0.750%) due 02/23/2023 ~	21,715	21,727
5.702% (SOFRRATE + 1.390%) due 03/15/2024 ~	16,600	16,594
6.334% (US0003M + 1.600%) due 11/29/2023 ~	2,478	2,497

Hana Bank
5.127% (US0003M + 0.800%) due 07/26/2023 ~	3,000	3,004
5.483% (US0003M + 0.750%) due 06/13/2024 ~	1,900	1,902
5.533% (US0003M + 0.800%) due 03/13/2023 ~	18,900	18,913

HSBC Holdings PLC
5.674% (US0003M + 1.000%) due 05/18/2024 ~	134,185	133,690
5.965% (US0003M + 1.230%) due 03/11/2025 ~	2,300	2,281

Hyundai Capital Services, Inc.
0.750% due 09/15/2023	14,476	13,923
3.750% due 03/05/2023	3,410	3,399

ING Groep NV
4.100% due 10/02/2023	16,246	16,119
5.754% (US0003M + 1.000%) due 10/02/2023 ~	37,989	38,091

Jackson National Life Global Funding
5.473% (SOFRRATE + 1.150%) due 06/28/2024 ~	40,800	40,817

JPMorgan Chase & Co.
3.559% due 04/23/2024 •	35,090	34,863
5.055% (US0003M + 0.730%) due 04/23/2024 ~	25,991	25,998
5.118% due 02/24/2026 •	12,682	12,480

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kookmin Bank
2.875% due 03/25/2023	$1,180	$1,175

Lloyds Banking Group PLC
4.050% due 08/16/2023	720	715

Mitsubishi HC Capital, Inc.
3.559% due 02/28/2024	7,093	6,933
3.960% due 09/19/2023	210	208

Mitsubishi UFJ Financial Group, Inc.
5.187% (US0003M + 0.860%) due 07/26/2023 ~	37,312	37,379
5.653% (SOFRRATE + 1.385%) due 09/12/2025 ~	5,300	5,301

Mitsui Fudosan Co. Ltd.
2.950% due 01/23/2023	5,000	4,994

Mizuho Financial Group, Inc.
4.899% (US0003M + 0.990%) due 07/10/2024 ~	3,760	3,752
5.118% (SOFRRATE + 0.960%) due 05/22/2026 ~	36,640	35,977
5.345% (US0003M + 0.610%) due 09/08/2024 ~	41,300	41,041
5.387% (US0003M + 0.630%) due 05/25/2024 ~	13,710	13,637

Morgan Stanley
3.737% due 04/24/2024 •	6,400	6,366
5.132% (SOFRRATE + 0.950%) due 02/18/2026 ~	66,700	65,683

MUFG Bank Ltd.
4.100% due 09/09/2023	1,757	1,743

Nationwide Building Society
3.766% due 03/08/2024 •	8,677	8,630

NatWest Group PLC
6.274% (US0003M + 1.550%) due 06/25/2024 ~	7,500	7,503

Nissan Motor Acceptance Co. LLC
3.450% due 03/15/2023	3,421	3,407
3.875% due 09/21/2023	6,700	6,578
5.375% (US0003M + 0.640%) due 03/08/2024 ~	39,530	38,908

Nomura Holdings, Inc.
2.648% due 01/16/2025	100,795	95,246

Nordea Bank Abp
5.211% (SOFRRATE + 0.960%) due 06/06/2025 ~	12,000	11,939
5.675% (US0003M + 0.940%) due 08/30/2023 ~	1,549	1,551

ORIX Corp.
4.050% due 01/16/2024	4,916	4,848

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	9,645	9,622

QNB Finance Ltd.
5.988% (US0003M + 1.250%) due 03/21/2024 ~	25,000	25,151

Royal Bank of Canada
4.396% (SOFRRATE + 0.525%) due 01/20/2026 ~	31,476	30,575

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •	35,000	32,717
3.373% due 01/05/2024 •	1,020	1,020

Skandinaviska Enskilda Banken AB
5.239% (SOFRRATE + 0.960%) due 06/09/2025 ~	31,750	31,492

Societe Generale SA
3.875% due 03/28/2024	32,990	32,238
4.250% due 09/14/2023	21,608	21,424

Standard Chartered PLC
3.885% due 03/15/2024 •	5,200	5,175
5.123% (SOFRRATE + 0.930%) due 11/23/2025 ~	50,400	48,987
6.063% (SOFRRATE + 1.740%) due 03/30/2026 ~	5,300	5,216

Sumitomo Mitsui Financial Group, Inc.
4.819% (US0003M + 0.740%) due 01/17/2023 ~	943	943

86	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	$6,000	$5,822
2.550% due 03/10/2025	4,100	3,867
4.746% (SOFRRATE + 0.440%) due 09/16/2024 ~	3,700	3,677

Toronto-Dominion Bank
5.183% (SOFRRATE + 0.910%) due 03/08/2024 ~	41,800	41,742

UBS AG
4.475% (SOFRRATE + 0.360%) due 02/09/2024 ~	14,800	14,733

UBS Group AG
5.706% (SOFRRATE + 1.580%) due 05/12/2026 ~	21,200	21,373

Westpac Banking Corp.
4.331% (US0003M + 0.390%) due 01/13/2023 ~	6,353	6,352
4.479% (US0003M + 0.570%) due 01/11/2023 ~	3,619	3,619

Woori Bank
5.310% (US0003M + 0.870%) due 02/01/2023 ~	2,000	2,001

		2,284,225

INDUSTRIALS 11.2%

7-Eleven, Inc.
0.625% due 02/10/2023	13,165	13,098
0.800% due 02/10/2024	30,665	29,194

Altria Group, Inc.
2.950% due 05/02/2023	2,400	2,383

AstraZeneca PLC
5.315% (US0003M + 0.665%) due 08/17/2023 ~	1,895	1,895

Ausgrid Finance Pty. Ltd.
3.850% due 05/01/2023	20,000	19,901

Barry Callebaut Services NV
5.500% due 06/15/2023	1,610	1,602

Baxter International, Inc.
4.495% (SOFRINDX + 0.260%) due 12/01/2023 ~	3,648	3,621

Bayer U.S. Finance LLC
3.875% due 12/15/2023	12,238	12,066
5.779% (US0003M + 1.010%) due 12/15/2023 ~	65,833	65,700

Boeing Co.
1.167% due 02/04/2023	40,610	40,455
1.433% due 02/04/2024	44,917	43,063
2.800% due 03/01/2023	425	423
4.508% due 05/01/2023	66,926	66,811

CenterPoint Energy Resources Corp.
5.279% (US0003M + 0.500%) due 03/02/2023 ~	31,980	31,965

Charter Communications Operating LLC
6.090% (US0003M + 1.650%) due 02/01/2024 ~	54,793	55,054

Cigna Corp.
3.750% due 07/15/2023	4,942	4,910
4.969% (US0003M + 0.890%) due 07/15/2023 ~	25,946	25,993

CNH Industrial NV
4.500% due 08/15/2023	46,930	46,645

Daimler Trucks Finance North America LLC
4.663% (SOFRRATE + 1.000%) due 04/05/2024 ~	1,000	997
4.779% (SOFRRATE + 0.500%) due 06/14/2023 ~	39,800	39,754
4.918% (SOFRRATE + 0.600%) due 12/14/2023 ~	23,400	23,263

eBay, Inc.
2.750% due 01/30/2023	6,100	6,090

General Motors Co.
4.875% due 10/02/2023	3,242	3,233

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSK Consumer Healthcare Capital U.S. LLC
5.213% (SOFRRATE + 0.890%) due 03/24/2024 ~	$18,900	$18,839

Harley-Davidson Financial Services, Inc.
3.350% due 02/15/2023	9,570	9,548

Heineken NV
2.750% due 04/01/2023	24,061	23,918

Hyundai Capital America
0.800% due 01/08/2024	4,000	3,807
1.250% due 09/18/2023	18,265	17,707
2.375% due 02/10/2023	6,000	5,987

Illumina, Inc.
0.550% due 03/23/2023	8,166	8,083

Kia Corp.
1.000% due 04/16/2024	2,200	2,072
3.000% due 04/25/2023	1,000	993

Kinder Morgan, Inc.
5.625% due 11/15/2023	2,695	2,697

L3Harris Technologies, Inc.
3.850% due 06/15/2023	21,693	21,570

Leidos, Inc.
2.950% due 05/15/2023	39,357	39,046

Marvell Technology, Inc.
4.200% due 06/22/2023	9,000	8,950

Mercedes-Benz Finance North America LLC
5.348% (US0003M + 0.840%) due 05/04/2023 ~	3,200	3,200

Mondelez International, Inc.
2.125% due 03/17/2024	6,400	6,175

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	3,821	3,745

Penske Truck Leasing Co. LP
4.125% due 08/01/2023	2,143	2,131

RELX Capital, Inc.
3.500% due 03/16/2023	16,870	16,803

SK Hynix, Inc.
1.000% due 01/19/2024	4,000	3,802

SK Telecom Co. Ltd.
3.750% due 04/16/2023	1,400	1,395

Stellantis NV
5.250% due 04/15/2023	25,565	25,588

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	3,410	3,401

Thermo Fisher Scientific, Inc.
4.160% (SOFRINDX + 0.350%) due 04/18/2023 ~	44,000	43,903
4.200% (SOFRINDX + 0.390%) due 10/18/2023 ~	39,900	39,762

Time Warner Cable Enterprises LLC
8.375% due 03/15/2023	13,192	13,275

VMware, Inc.
0.600% due 08/15/2023	48,511	47,255

Volkswagen Group of America Finance LLC
4.250% due 11/13/2023	11,148	11,043

Warnermedia Holdings, Inc.
3.528% due 03/15/2024	38,100	36,941
6.092% (SOFRINDX + 1.780%) due 03/15/2024 ~	19,700	19,642

Zoetis, Inc.
3.250% due 02/01/2023	6,600	6,591

		985,985

UTILITIES 7.6%

American Electric Power Co., Inc.
4.920% (US0003M + 0.480%) due 11/01/2023 ~	111,100	110,600

AT&T, Inc.
5.540% (US0003M + 0.890%) due 02/15/2023 ~	74,811	74,831
5.915% (US0003M + 1.180%) due 06/12/2024 ~	3,265	3,289

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atmos Energy Corp.
5.103% (US0003M + 0.380%) due 03/09/2023 ~	$102,934	$102,875

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024	11,600	11,034

Enel Finance International NV
2.650% due 09/10/2024	14,100	13,500

Kansai Electric Power Co., Inc.
2.550% due 09/17/2024	14,272	13,604

Mississippi Power Co.
4.623% (SOFRRATE + 0.300%) due 06/28/2024 ~	16,575	16,249

NextEra Energy Capital Holdings, Inc.
4.465% (SOFRINDX + 0.400%) due 11/03/2023 ~	2,035	2,027
4.775% (SOFRRATE + 0.540%) due 03/01/2023 ~	28,500	28,488
5.342% (SOFRINDX + 1.020%) due 03/21/2024 ~	28,000	27,850

Pacific Gas & Electric Co.
1.700% due 11/15/2023	14,000	13,554
4.250% due 08/01/2023	24,070	23,952

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023	11,350	11,296

Southern California Edison Co.
0.700% due 04/03/2023	27,400	27,125
4.963% (SOFRRATE + 0.640%) due 04/03/2023 ~	62,700	62,608

Southern California Gas Co.
5.103% (US0003M + 0.350%) due 09/14/2023 ~	2,000	1,994

Verizon Communications, Inc.
5.706% (US0003M + 1.100%) due 05/15/2025 ~	120,952	121,975

		666,851

Total Corporate Bonds & Notes (Cost $3,987,232)		3,937,061

U.S. GOVERNMENT AGENCIES 4.2%

Fannie Mae
2.000% due 12/25/2044	976	856
2.932% due 08/25/2044 ~	5,733	5,589
3.197% due 07/25/2046 •	4,025	3,915
3.277% due 07/25/2044 ~	2,370	2,297
3.315% due 09/25/2049 •	7,253	6,995
3.352% due 03/25/2060 ~	8,352	8,274
3.363% due 07/25/2046 •	6,001	5,841
3.366% due 10/25/2059 •	4,967	4,964
3.449% due 08/25/2044 ~	2,904	2,822
3.462% due 05/01/2038 •	234	237
3.489% due 07/25/2046 •	274	267
3.506% due 01/01/2036 •	1,732	1,765
3.677% due 10/25/2044 ~	3,758	3,643
3.684% due 06/25/2048 •	8,090	7,906
4.316% due 01/25/2037 •	259	251
4.639% due 05/25/2037 •	11	10
4.689% due 12/25/2045 ~	1,842	1,794
4.719% due 02/25/2037 •	17	17
4.739% due 04/18/2028 ~	39	39
4.739% due 09/18/2031 - 11/25/2036 •	292	290
4.789% due 06/25/2026 •	59	58
4.799% due 09/25/2035 ~	242	238
4.809% due 03/25/2037 ~	158	155
4.839% due 05/18/2032 - 06/25/2059 ~	5,483	5,318
4.839% due 02/25/2038 •	264	260
4.889% due 06/25/2031 - 03/18/2032 •	125	125
5.069% due 12/25/2037 •	267	265
5.089% due 05/25/2037 ~	50	50
5.139% due 03/25/2037 ~	40	39
5.139% due 02/25/2040 •	11	11
5.169% due 02/25/2038 •	649	648
5.239% due 07/25/2038 ~	12	12
5.289% due 03/25/2032 •	12	12

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	87

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
1.000% due 08/15/2044	$4,514	$3,569
3.090% due 03/15/2037 ~	5,834	5,633
3.104% due 12/15/2042 ~	1,548	1,537
3.151% due 06/15/2044 •	6,284	6,252
3.156% due 03/15/2043 •	4,848	4,808
3.195% due 02/15/2038 ~	4,596	4,475
3.226% due 05/15/2038 •	2,001	1,974
3.286% due 05/15/2041 ~	2,141	2,079
3.337% due 08/15/2042 ~	4,134	3,826
3.338% due 10/15/2038 ~	418	407
3.400% due 12/15/2037 •	1,039	1,008
3.428% due 11/15/2044 •	3,474	3,474
3.560% due 10/15/2037 ~	11,578	11,610
3.604% due 10/15/2037 ~	2,980	2,930
3.756% due 09/01/2037 •	1,318	1,340
4.568% due 11/15/2036 •	2	2
4.568% due 01/15/2040 ~	11	11
4.632% due 02/25/2026 •	2,712	2,691
4.638% due 02/15/2037 •	632	617
4.738% due 04/15/2041 •	164	161
4.768% due 09/15/2048 ~	892	864
4.768% due 04/15/2049 •	3,257	3,171
4.818% due 07/15/2039 •	22	22

Ginnie Mae
0.706% due 12/20/2068 •	5,678	5,533
1.968% due 04/20/2067 ~	1,301	1,288
2.500% due 01/20/2049 - 10/20/2049	2,874	2,557
3.000% due 07/20/2046	328	313
3.000% due 06/20/2051 ~	116,426	100,124
3.205% due 02/20/2066 ~	8,824	8,713
3.379% due 06/20/2067 ~	4,704	4,683
3.494% due 12/20/2064 •	5,892	5,776
3.928% due 05/20/2065 ~	6,949	6,844
4.042% due 06/20/2066 ~	142	142
4.312% due 06/20/2067 •	965	942
4.342% due 03/20/2061 - 07/20/2067 ~	3,552	3,525
4.342% due 07/20/2063 •	477	474
4.417% due 07/20/2065 •	3,751	3,718
4.492% due 10/20/2065 •	8,357	8,215
4.542% due 04/20/2070 •	35,539	34,281
4.601% due 07/20/2066 ~	2,187	2,168
4.622% due 09/20/2066 •	1,189	1,177
4.672% due 08/20/2066 ~	773	765
4.803% due 03/20/2049 - 06/20/2049 •	14,155	13,811
4.842% due 01/20/2066 •	3,627	3,580
4.953% due 09/20/2040 ~	3,254	3,209
4.973% due 05/20/2041 •	6,407	6,324
4.983% due 10/20/2040 •	5,972	5,899
4.991% due 05/20/2063 •	501	499
5.003% due 05/20/2041 ~	1,742	1,719
5.026% due 01/16/2040 ~	2,387	2,371
5.093% due 02/20/2040 •	2,055	2,049
5.123% due 04/20/2040 •	4,226	4,217
5.153% due 03/20/2040 ~	4,444	4,437
6.000% due 12/15/2033	10	11
6.500% due 11/15/2033 - 09/15/2034	15	14
7.000% due 02/15/2024 - 07/15/2032	35	35
7.500% due 07/15/2024 - 06/15/2028	24	24

Total U.S. Government Agencies (Cost $389,729)		366,861

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	15,128	11,954

Ashford Hospitality Trust
5.218% due 04/15/2035 •	1,819	1,759
5.318% due 06/15/2035 ~	9,300	8,967

Bear Stearns Adjustable Rate Mortgage Trust
3.236% due 08/25/2033 ~	313	296

Beast Mortgage Trust
5.368% due 03/15/2036 ~	600	566

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Beneria Cowen & Pritzer Collateral Funding Corp.
5.117% due 06/15/2038 ~	$5,500	$5,148

BFLD Trust
5.468% due 10/15/2035 ~	12,000	11,422

BHP Trust
5.293% due 08/15/2036 ~	2,561	2,493

Brass PLC
5.344% due 11/16/2066 ~	1,723	1,723

BSST Mortgage Trust
5.636% due 02/15/2037 •	8,000	7,463

COLT Mortgage Loan Trust
1.397% due 10/25/2066 ~	27,850	22,747

Commercial Mortgage Trust
5.618% due 12/15/2038 ~	10,000	9,246

Credit Suisse Mortgage Capital Trust
5.068% due 07/15/2032 ~	13,000	12,261
5.668% due 10/15/2037 •	8,700	8,495

CRSNT Commercial Mortgage Trust
5.140% due 04/15/2036 ~	52,400	49,346

DBCG Mortgage Trust
5.018% due 06/15/2034 •	78,640	77,312

DBWF Mortgage Trust
5.469% due 12/19/2030 •	900	875

Ellington Financial Mortgage Trust
2.206% due 01/25/2067 ~	41,677	35,061

Extended Stay America Trust
5.398% due 07/15/2038 ~	2,343	2,279

GCAT Trust
2.650% due 10/25/2068 ~	1,987	1,873
2.885% due 12/27/2066 ~	25,634	22,915

GS Mortgage Securities Corp. Trust
5.468% due 07/15/2031 •	9,100	8,690

GS Mortgage Securities Trust
3.648% due 01/10/2047	1,871	1,852

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~	54,371	49,421

Hilton USA Trust
2.828% due 11/05/2035	11,600	11,034

JP Morgan Chase Commercial Mortgage Securities Trust
5.568% due 09/15/2029 •	39,072	37,916

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ	5,521	5,073

LUXE Commercial Mortgage Trust
5.368% due 10/15/2038 ~	8,999	8,621

MAD Mortgage Trust
3.188% due 08/15/2034 ~	3,528	3,294

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.018% due 11/15/2031 •	350	333

MF1 Ltd.
5.406% due 12/15/2034 ~	2,700	2,553

MFA Trust
1.381% due 04/25/2065 ~	11,691	10,539

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	608	568

Morgan Stanley Capital Trust
5.218% due 07/15/2035 •	2,300	2,256
5.293% due 11/15/2034 ~	4,535	4,395
5.487% due 12/15/2023 •	47,200	45,265

Natixis Commercial Mortgage Securities Trust
5.268% due 08/15/2038 •	3,000	2,825

OBX Trust
1.957% due 10/25/2061 ~	32,802	26,250
2.305% due 11/25/2061 ~	45,774	39,437
2.783% due 01/25/2062 þ	48,296	43,513

RESIMAC Bastille Trust
4.822% due 02/03/2053 ~	21,872	21,636

RESIMAC Premier
4.974% due 07/10/2052 •	5,689	5,643

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~	4,780	4,420

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starwood Mortgage Trust
5.176% due 11/15/2036 ~	$17,200	$16,602

Tharaldson Hotel Portfolio Trust
5.268% due 11/11/2034 ~	4,467	4,346

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	58,962	51,924
2.710% due 01/25/2060 ~	19,045	17,545
2.900% due 10/25/2059 ~	15,993	14,926
3.722% due 03/25/2058 ~	10,405	9,838
3.773% due 02/25/2057 •	759	751
5.389% due 10/25/2059 ~	1,697	1,680

Verus Securitization Trust
0.820% due 10/25/2063 ~	7,139	6,407
1.630% due 10/25/2066 ~	39,511	32,067

Wells Fargo Commercial Mortgage Trust
5.370% due 12/13/2031 •	5,400	5,329
5.376% due 07/15/2046 •	3,932	3,927

Total Non-Agency Mortgage-Backed Securities (Cost $874,538)		795,077

ASSET-BACKED SECURITIES 20.3%

ACAS CLO Ltd.
5.084% due 10/18/2028 •	21,480	21,212

American Money Management Corp. CLO Ltd.
4.949% due 04/17/2029 ~	11,090	11,037

Anchorage Capital CLO Ltd.
5.129% due 07/15/2030 ~	4,400	4,340

Apex Credit CLO Ltd.
5.736% due 09/20/2029 ~	8,393	8,257

Apidos CLO
5.009% due 07/17/2030 ~	15,800	15,631
5.094% due 07/18/2029 •	24,900	24,607
5.253% due 04/20/2031 •	9,450	9,316

Arbor Realty Commercial Real Estate Notes Ltd.
5.418% due 05/15/2036 ~	6,400	6,188

AREIT Trust
5.076% due 01/16/2037 ~	38,788	37,065
5.419% due 11/17/2038 ~	22,898	21,922
5.710% due 09/14/2036 ~	657	646

Ares CLO Ltd.
4.949% due 01/15/2029 ~	7,029	6,938
5.244% due 04/18/2031 •	2,200	2,162

Arkansas Student Loan Authority
5.599% due 11/25/2043 •	270	266

Atlas Senior Loan Fund Ltd.
5.113% due 04/20/2028 •	965	959
5.405% due 04/22/2031 •	2,000	1,948

Barings CLO Ltd.
5.193% due 07/20/2029 •	5,044	5,001

Benefit Street Partners CLO Ltd.
5.029% due 10/15/2030 •	12,300	12,144
5.109% due 01/17/2032 ~	8,600	8,421

BlueMountain CLO Ltd.
5.505% due 10/22/2030 •	4,466	4,404

BXMT Ltd.
5.322% due 11/15/2037 ~	57,900	57,013

Capital One Multi-Asset Execution Trust
4.898% due 07/15/2027 ~	34,100	34,058

Carlyle Global Market Strategies CLO Ltd.
5.408% due 07/27/2031 ~	4,711	4,644
5.600% due 08/14/2030 ~	42,118	41,662

Carlyle U.S. CLO Ltd.
5.243% due 04/20/2031 •	10,000	9,841

Carrington Mortgage Loan Trust
5.493% due 07/20/2030 •	6,878	6,809

Catamaran CLO Ltd.
5.425% due 04/22/2030 •	20,893	20,595

Chesapeake Funding LLC
0.870% due 08/15/2032	5,871	5,790
4.798% due 09/15/2031 ~	553	552
4.968% due 08/15/2032 •	6,393	6,389

CIFC Funding Ltd.
5.275% due 10/24/2030 ~	44,000	43,562

88	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Mortgage Loan Trust
5.739% due 10/25/2037 •	$3,175	$3,160

Citibank Credit Card Issuance Trust
4.827% due 08/07/2027 •	34,100	34,100
4.981% due 04/22/2026 ~	55,100	55,138

Commonbond Student Loan Trust
5.239% due 05/25/2041 ~	340	335

Crestline Denali CLO Ltd.
5.273% due 04/20/2030 •	21,586	21,316

Daimler Trucks Retail Trust
5.070% due 09/16/2024	700	700

Discover Card Execution Note Trust
4.918% due 12/15/2026 ~	34,100	34,117

DLLMT LLC
1.000% due 07/21/2025	3,000	2,849

Dryden CLO Ltd.
5.114% due 01/17/2033 •	3,400	3,334

Dryden Senior Loan Fund
5.059% due 04/15/2028 ~	4,539	4,497

Edsouth Indenture LLC
5.119% due 04/25/2039 •	414	409
5.539% due 09/25/2040 •	23	23

Elevation CLO Ltd.
5.308% due 10/25/2030 •	15,600	15,321

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046	7,509	6,569

Flagship Credit Auto Trust
0.700% due 04/15/2025	13	13

Ford Credit Auto Owner Trust
4.327% due 04/15/2025 •	21,300	21,328

Ford Credit Floorplan Master Owner Trust
4.818% due 09/15/2025 •	47,700	47,545

Foursight Capital Automobile Receivables Trust
1.150% due 09/15/2025	14,843	14,581

Galaxy CLO Ltd.
5.049% due 10/15/2030 •	6,900	6,748

Gallatin CLO Ltd.
5.169% due 07/15/2031 ~	6,000	5,897

GM Financial Consumer Automobile Receivables Trust
4.408% due 09/16/2025 ~	19,200	19,226
4.458% due 11/17/2025 •	12,500	12,525

GoldenTree Loan Management U.S. CLO Ltd.
5.153% due 11/20/2030 •	31,500	31,115

GPMT Ltd.
5.589% due 07/16/2035 •	25,387	24,914

Halseypoint CLO Ltd.
5.343% due 07/20/2031 ~	13,194	12,991

Hyundai Auto Lease Securitization Trust
4.507% due 01/15/2025 ~	15,000	15,012

KKR CLO Ltd.
5.134% due 07/18/2030 ~	3,773	3,738

LCM LP
5.097% due 07/19/2027 ~	3,939	3,896
5.243% due 07/20/2030 •	771	759
5.283% due 10/20/2027 •	994	989

LCM Ltd.
5.149% due 04/15/2031 ~	1,000	983
5.403% due 10/20/2028 ~	5,636	5,593

LMREC LLC
5.436% due 04/22/2037 ~	6,336	6,277

LoanCore Issuer Ltd.
4.722% due 07/15/2035 ~	8,465	8,220

Madison Park Funding Ltd.
0.000% due 07/29/2030 ~	4,000	3,943
5.233% due 04/20/2032 ~	4,500	4,423
5.245% due 01/22/2028 •	459	455
5.278% due 07/21/2030 ~	3,965	3,915
5.328% due 07/27/2031 ~	7,400	7,316
5.478% due 04/25/2032 •	6,800	6,693

Magnetite Ltd.
5.486% due 11/15/2028 ~	4,534	4,485

Marathon CLO Ltd.
5.229% due 04/15/2029 •	13,277	13,194

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marble Point CLO Ltd.
5.374% due 12/18/2030 ~	$5,331	$5,229

Master Credit Card Trust
4.844% due 07/21/2024 •	16,213	16,213

MMAF Equipment Finance LLC
2.330% due 12/08/2025	49	49
4.924% due 12/01/2023	21,513	21,513

Mountain View CLO LLC
5.119% due 01/16/2031 •	16,500	16,244
5.169% due 10/16/2029 •	9,342	9,242

Nassau Ltd.
5.229% due 10/15/2029 •	21,600	21,326

Navient Private Education Loan Trust
5.568% due 02/15/2029 ~	45	45

Navient Private Education Refi Loan Trust
0.840% due 05/15/2069	5,511	4,769
1.310% due 01/15/2069	16,852	15,136
1.580% due 04/15/2070	36,101	30,614
1.690% due 05/15/2069	8,774	7,893
2.230% due 07/15/2070	28,335	24,625
3.130% due 02/15/2068	2,999	2,833
5.318% due 04/15/2069 ~	10,090	9,823

Navient Student Loan Trust
5.189% due 07/26/2066 ~	5,763	5,620
5.439% due 12/27/2066 •	15,440	15,188

Nelnet Student Loan Trust
1.420% due 04/20/2062	877	780
4.873% due 12/24/2035 •	2,280	2,211
4.989% due 03/25/2030 •	566	564
5.189% due 09/25/2065 •	10,653	10,535
5.189% due 08/25/2067 ~	16,866	16,593
5.239% due 02/25/2066 ~	8,317	8,164

Neuberger Berman CLO Ltd.
5.124% due 10/18/2029 ~	2,000	1,970
5.247% due 04/19/2030 •	1,382	1,365
5.283% due 04/20/2031 ~	600	590

Northstar Education Finance, Inc.
5.089% due 12/26/2031 •	289	287

Octagon Investment Partners Ltd.
5.650% due 02/14/2031 •	3,900	3,836

Oscar U.S. Funding LLC
0.390% due 08/12/2024	3,725	3,696
1.600% due 03/10/2025	35,202	34,373

OZLM Ltd.
5.059% due 10/17/2029 •	29,766	29,337
5.089% due 07/17/2029 ~	3,281	3,244
5.674% due 05/16/2030 ~	6,774	6,671

Palmer Square Loan Funding Ltd.
5.143% due 04/20/2029 •	2,842	2,809
5.475% due 02/20/2028 •	10,404	10,334

Pawneee Equipment Receivables LLC
3.809% due 08/15/2023	863	862
4.840% due 02/15/2028	4,800	4,763

PFP Ltd.
5.168% due 04/14/2038 •	6,180	6,017

PHEAA Student Loan Trust
5.339% due 11/25/2065 •	4,690	4,654

PRET LLC
1.868% due 07/25/2051 þ	4,844	4,300

Ready Capital Mortgage Financing LLC
5.389% due 04/25/2038 •	17,778	17,300
5.594% due 01/25/2037 •	25,000	24,405

Romark CLO Ltd.
5.355% due 10/23/2030 ~	40,500	39,781

Santander Drive Auto Receivables Trust
2.120% due 10/15/2026	4,380	4,366

Saranac CLO Ltd.
5.873% due 08/13/2031 ~	16,400	15,892

SLM Private Credit Student Loan Trust
5.079% due 12/15/2038 •	5,108	4,870

SLM Student Loan Trust
4.478% due 01/25/2027 •	1,513	1,510
4.498% due 10/25/2028 •	542	539
5.039% due 12/27/2038 ~	2,106	2,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.089% due 01/25/2029 •	$2,428	$2,322
5.858% due 04/25/2023 ~	177	175

SMB Private Education Loan Trust
1.290% due 07/15/2053	16,723	14,766
2.340% due 09/15/2034	3,062	2,917
4.918% due 03/17/2053 •	7,050	6,801
5.218% due 09/15/2034 ~	5,813	5,745
5.418% due 09/15/2034 •	2,391	2,382
5.418% due 07/15/2053 ~	2,109	2,044

SoFi Professional Loan Program LLC
2.650% due 09/25/2040	1,210	1,157
2.740% due 05/25/2040	531	525
4.739% due 02/25/2042 •	83	83
4.989% due 07/25/2040 ~	198	197
5.089% due 03/26/2040 •	216	216
5.339% due 01/25/2039 ~	59	59
5.689% due 02/25/2040 •	424	424

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	14,107	12,647

Sound Point CLO Ltd.
5.159% due 04/15/2030 ~	3,055	3,009
5.223% due 10/20/2030 •	4,500	4,439
5.225% due 01/23/2029 ~	6,571	6,490
5.293% due 10/20/2028 •	1,744	1,730
5.315% due 01/23/2029 •	13,461	13,393
5.338% due 07/25/2030 •	29,350	28,910
5.344% due 04/18/2031 •	1,000	979
5.427% due 07/26/2031 •	600	584

Starwood Mortgage Trust
5.157% due 11/15/2038 •	23,200	22,476

Stratus CLO Ltd.
5.143% due 12/28/2029 •	4,628	4,574

Symphony CLO Ltd.
4.961% due 07/14/2026 ~	895	895

Symphony Static CLO Ltd.
5.188% due 10/25/2029 •	3,777	3,720

TCW CLO Ltd.
5.328% due 04/25/2031 ~	19,100	18,809

TICP CLO Ltd.
5.083% due 04/20/2028 ~	411	409

Towd Point HE Trust
0.918% due 02/25/2063 ~	9,244	8,685

Toyota Auto Loan Extended Note Trust
1.350% due 05/25/2033	41,800	38,272

Toyota Auto Receivables Owner Trust
4.378% due 08/15/2025 ~	10,000	10,009

Venture CLO Ltd.
4.959% due 07/15/2027 •	2,647	2,653
5.233% due 07/20/2030 •	34,400	33,682
5.263% due 04/20/2029 ~	24,255	24,016
5.293% due 07/20/2030 ~	8,494	8,299
5.766% due 08/28/2029 •	32,180	31,852

Vibrant CLO Ltd.
5.696% due 06/20/2029 •	6,466	6,379

VMC Finance LLC
5.439% due 06/16/2036 ~	11,293	10,599

Voya CLO Ltd.
5.029% due 04/17/2030 •	28,828	28,471
5.059% due 06/07/2030 ~	9,609	9,441
5.079% due 10/15/2030 •	14,500	14,242

Wellfleet CLO Ltd.
5.133% due 04/20/2029 •	7,143	7,057
5.133% due 07/20/2029 •	14,344	14,159

Total Asset-Backed Securities (Cost $1,832,054)		1,787,714

SOVEREIGN ISSUES 0.1%

Korea National Oil Corp.
4.954% (US0003M + 0.875%) due 07/16/2023 ~	7,400	7,412

Total Sovereign Issues (Cost $7,422)		7,412

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	89

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 21.3%

COMMERCIAL PAPER 12.9%

BP Capital Markets PLC
4.750% due 02/10/2023	$83,200	$82,760

Consolidated Edison Co. of New York, Inc.
4.800% due 01/17/2023	10,250	10,226
4.800% due 01/18/2023	10,350	10,325
4.800% due 01/19/2023	10,250	10,224
4.800% due 01/20/2023	10,250	10,222

Constellation Brands, Inc.
5.000% due 01/09/2023	4,900	4,893
5.000% due 01/10/2023	11,200	11,183
5.000% due 01/11/2023	13,450	13,428
5.000% due 01/12/2023	4,950	4,941
5.000% due 01/17/2023	27,100	27,033
5.110% due 01/25/2023	13,800	13,750

Crown Castle, Inc.
5.100% due 01/05/2023	42,500	42,466
5.100% due 01/09/2023	57,100	57,023
5.250% due 01/31/2023	9,100	9,060

Dominion Energy, Inc.
4.700% due 02/01/2023	16,300	16,230
4.750% due 01/31/2023	10,500	10,457

Electricite de France SA
5.000% due 01/20/2023	4,000	3,989

Enbridge (US), Inc.
4.700% due 01/04/2023	18,500	18,488
4.750% due 01/09/2023	19,000	18,975
4.780% due 01/20/2023	27,800	27,722

Enel Finance America LLC
6.000% due 01/12/2023	43,200	43,127

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer LP
5.080% due 01/05/2023	$47,000	$46,962

Fiserv, Inc.
4.630% due 01/09/2023	15,300	15,281

Humana, Inc.
4.900% due 01/17/2023	3,400	3,392
4.900% due 02/01/2023	1,700	1,693

McCormick & Co., Inc.
4.750% due 01/27/2023	26,600	26,503

Mercedes-Benz Finance North America LLC
4.800% due 01/30/2023	52,900	52,685

Quanta Services, Inc.
5.100% due 01/09/2023	13,950	13,931
5.100% due 01/11/2023	13,550	13,528
5.100% due 01/13/2023	11,300	11,278
5.300% due 01/19/2023	6,650	6,632

Republic Services, Inc.
4.650% due 01/12/2023	4,550	4,542

Tampa Electric Co.
4.800% due 01/12/2023	65,300	65,191

Targa Resources Corp.
5.250% due 01/13/2023	95,800	95,640

Thomson Reuters Corp.
4.770% due 01/25/2023	88,700	88,413

Toronto-Dominion Bank
3.640% due 04/21/2023	2,300	2,301

TransCanada PipeLines Ltd.
4.750% due 01/19/2023	3,200	3,192

Vodafone Group PLC
4.600% due 01/05/2023	80,700	80,638

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VW Credit, Inc.
4.700% due 01/26/2023	$6,800	$6,776
4.700% due 01/27/2023	22,100	22,019
4.800% due 01/26/2023	48,700	48,529

Walgreens Boots Alliance, Inc.
4.900% due 01/11/2023	38,150	38,091
4.950% due 01/18/2023	32,050	31,970

Walt Disney Co.
4.700% due 02/21/2023	11,500	11,423

		1,137,132

REPURCHASE AGREEMENTS (a) 1.8%
		162,402

SHORT-TERM NOTES 6.6%

Federal Home Loan Bank
4.310% due 01/17/2023 •	250,000	250,003
4.320% due 01/10/2023 •	336,000	336,001

		586,004

Total Short-Term Instruments (Cost $1,886,014)		1,885,538

Total Investments in Securities (Cost $8,976,989)		8,779,663

Total Investments 99.6% (Cost $8,976,989)		$8,779,663

Other Assets and Liabilities, net 0.4%		34,812

Net Assets 100.0%		$8,814,475

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.150%	12/30/2022	01/03/2023	$137,500	U.S. Treasury Notes 2.500% due 05/31/2024	$(140,360)	$137,500	$137,563
	4.310	12/30/2022	01/03/2023	24,400	U.S. Treasury Notes 0.625% due 05/15/2030	(24,941)	24,400	24,412
FICC	1.900	12/30/2022	01/03/2023	502	U.S. Treasury Bills 0.000% due 12/28/2023	(512)	502	502

Total Repurchase Agreements						$(165,813)	$162,402	$162,477

90	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$161,975	$0	$0	$0	$161,975	$(165,301)	$(3,326)
FICC	502	0	0	0	502	(512)	(10)

Total Borrowings and Other Financing Transactions	$162,477	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2022 was $(18) at a weighted average interest rate of 2.360%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,284,225	$0	$2,284,225
Industrials	0	985,985	0	985,985
Utilities	0	666,851	0	666,851
U.S. Government Agencies	0	366,861	0	366,861
Non-Agency Mortgage-Backed Securities	0	795,077	0	795,077

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Asset-Backed Securities	$0	$1,787,714	$0	$1,787,714
Sovereign Issues	0	7,412	0	7,412
Short-Term Instruments
Commercial Paper	0	1,137,132	0	1,137,132
Repurchase Agreements	0	162,402	0	162,402
Short-Term Notes	0	586,004	0	586,004

Total Investments	$0	$8,779,663	$0	$8,779,663

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	91

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.9%

MUNICIPAL BONDS & NOTES 89.8%

ALABAMA 2.3%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 10/01/2052	$7,385	$7,299
4.010% (MUNIPSA) due 10/01/2052 ~	2,000	1,901

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
5.250% due 02/01/2053	5,000	5,215

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2027	1,000	1,067

Lower Alabama Gas District Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	2,977

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	1,350	1,300

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,935	2,833

		22,592

ALASKA 0.2%

Alaska Housing Finance Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2033	1,905	2,112

ARIZONA 0.9%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,750	2,729

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	1,940	2,160

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	406

Phoenix, Arizona General Obligation Refunding Bonds, Series 2022
5.000% due 07/01/2026	1,500	1,617

Town of Gilbert, Arizona General Obligation Bonds, Series 2022
5.000% due 07/15/2027	2,000	2,204

		9,116

CALIFORNIA 8.0%

Anaheim Public Financing Authority, California Revenue Bonds, (AGM/CR Insured), Series 2019
5.000% due 09/01/2027	2,500	2,726

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.110% (MUNIPSA) due 04/01/2056 ~	2,000	1,970

California Department of Water Resources State Revenue Bonds, Series 2022
5.000% due 12/01/2035	7,500	8,927

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2036	1,000	1,004

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2040	3,250	3,036

California State General Obligation Bonds, Series 2016
4.000% due 09/01/2037	4,495	4,539

California State General Obligation Bonds, Series 2018
5.000% due 08/01/2037	6,000	6,547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Notes, Series 2018
5.000% due 10/01/2028	$3,500	$3,952

California State General Obligation Notes, Series 2022
5.000% due 11/01/2026	6,400	6,979

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2041 (b)	1,500	662

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2015
5.000% due 06/01/2032	3,000	3,175

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2021
4.000% due 01/15/2033	1,153	1,179

Fremont Unified School District/Alameda County, California General Obligation Notes, Series 2021
1.313% due 08/01/2028	5,735	4,664

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
2.746% due 06/01/2034	3,000	2,414

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.687% due 06/01/2030	6,000	4,911

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2038	1,000	1,104

Los Angeles, California Revenue Notes, Series 2022
4.000% due 06/29/2023	6,705	6,740

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,430

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,015

San Francisco, California City & County Certificates of Participation Bonds, Series 2017
4.000% due 04/01/2036	6,320	6,369

University of California Revenue Bonds, Series 2013
5.000% due 05/15/2048	6,120	6,166

		79,509

COLORADO 1.0%

Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048	2,500	2,616

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2031	850	905
5.000% due 11/15/2049	1,500	1,592

Colorado Health Facilities Authority Revenue Bonds, Series 2022
5.250% due 11/01/2035	1,200	1,314
5.250% due 11/01/2037	1,450	1,554

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2035	1,250	1,389

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2028	875	918

		10,288

CONNECTICUT 3.6%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	1,635	1,654
5.000% due 08/15/2027	3,000	3,267

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2031	3,500	4,006
5.000% due 05/01/2032	1,380	1,576

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	3,000	3,308
5.000% due 10/01/2033	1,020	1,132

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut Special Tax State Revenue Bonds, Series 2022
5.000% due 07/01/2039	$5,000	$5,576

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	3,640	4,059

Connecticut State General Obligation Bonds, Series 2020
4.000% due 06/01/2031	1,750	1,867

Connecticut State General Obligation Bonds, Series 2022
5.000% due 09/15/2028	1,000	1,118

Connecticut State General Obligation Notes, Series 2022
5.000% due 11/15/2028	4,100	4,595

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,310

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2029	1,845	2,065

		35,533

DELAWARE 0.2%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	2,000	1,855

DISTRICT OF COLUMBIA 0.2%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,105

FLORIDA 1.5%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,001

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2030	450	496
5.000% due 07/01/2031	900	992

Florida’s Turnpike Enterprise Revenue Bonds, Series 2018
4.000% due 07/01/2048	4,500	4,280

Orlando Utilities Commission, Florida Revenue Bonds, Series 2021
1.250% due 10/01/2046	3,500	2,980

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2034 (b)	1,850	1,025

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2027 (b)	350	280
0.000% due 10/01/2029 (b)	700	508

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2022
5.000% due 11/01/2033	700	741

School District of Broward County, Florida Certificates of Participation Bonds, Series 2020
5.000% due 07/01/2032	2,000	2,281

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2033 (b)	200	129

		14,713

GEORGIA 3.5%

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	2,000	1,787

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2038	1,800	1,947

92	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	$3,000	$2,967

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	3,721

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	600	638

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,250	1,182

Fulton County, Georgia Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,000	1,130

Georgia State General Obligation Notes, Series 2022
5.000% due 07/01/2030	6,640	7,740

LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	744

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	700	695

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
3.590% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,510	1,501

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2033	2,500	2,594

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 05/01/2052	3,000	2,931

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2031	1,200	1,294

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2027	335	358
5.000% due 01/01/2028	400	434
5.000% due 01/01/2029	450	495
5.000% due 01/01/2031	360	401
5.000% due 01/01/2032	285	316

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2029	1,000	1,082

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2028	175	187
5.000% due 01/01/2029	165	178

		34,322

GUAM 0.1%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	772

HAWAII 0.2%

Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,123

ILLINOIS 6.2%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	6,552

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	4,000	4,085

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,865	1,956

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	2,000	2,033

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	$1,000	$1,011

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	2,000	1,783

Illinois Finance Authority Revenue Bonds, Series 2020
3.650% due 08/15/2049	7,600	7,600

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,590	2,610

Illinois State General Obligation Bonds, Series 2021
5.000% due 03/01/2037	5,860	5,883

Illinois State General Obligation Bonds, Series 2022
5.000% due 03/01/2026	7,000	7,192

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2023	2,765	2,794

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	2,300	2,357

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,500	1,509

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	2,500	2,801

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	775	841

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
0.000% due 06/15/2036 (b)	500	263
0.000% due 06/15/2037 (b)	1,500	741

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,100	1,108

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	1,800	2,099

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2037	1,350	1,398

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	4,500	4,832

		61,448

INDIANA 0.8%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	1,500	1,450

Indiana Finance Authority Revenue Bonds, Series 2010
2.500% due 11/01/2030	3,825	3,266

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2030	1,500	1,666

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2029	285	319

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,503

		8,204

IOWA 0.2%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	2,000	1,918

KENTUCKY 0.3%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	500	499

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	2,971

		3,470

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 1.4%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	$2,330	$2,707

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, Series 2022
5.000% due 08/15/2027	1,200	1,302
5.000% due 08/15/2028	1,200	1,299

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2028	855	911

Louisiana State General Obligation Bonds, Series 2015
4.000% due 05/01/2035	1,700	1,727

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,900	2,810
2.125% due 06/01/2037	800	775

Tangipahoa Parish Hospital Service District No 1, Louisiana Revenue Bonds, Series 2021
4.000% due 02/01/2037	2,000	1,858

		13,389

MAINE 0.1%

Portland, Maine General Airport Revenue Notes, Series 2019
5.000% due 01/01/2028	300	324
5.000% due 01/01/2029	225	245
5.000% due 01/01/2030	270	298

		867

MARYLAND 2.0%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,450	1,521

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2037	225	213
5.000% due 06/01/2033	445	475

Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 06/01/2031	350	377

Maryland State General Obligation Bonds, Series 2022
5.000% due 06/01/2035	7,000	8,169
5.000% due 06/01/2036	8,000	9,247

		20,002

MASSACHUSETTS 2.1%

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.000% due 10/01/2037	3,400	3,881

Commonwealth of Massachusetts General Obligation Notes, Series 2022
5.000% due 10/01/2031	5,200	6,148

Massachusetts Bay Transportation Authority Revenue Notes, Series 2021
5.000% due 07/01/2028	1,000	1,119

Massachusetts Development Finance Agency Revenue Bonds, Series 2013
5.000% due 07/01/2044	4,000	4,007

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,626

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
4.260% (MUNIPSA) due 07/01/2049 ~	1,000	986

Massachusetts Development Finance Agency Revenue Bonds, Series 2022
5.000% due 10/01/2038	2,000	2,269

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	93

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts State College Building Authority Revenue Notes, Series 2022
5.000% due 05/01/2030	$500	$574
5.000% due 05/01/2031	500	581

		21,191

MICHIGAN 2.0%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,035	4,441

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
3.108% (US0003M) due 07/01/2032 ~	3,000	2,936

Grand Traverse County, Michigan Hospital Finance Authority Revenue Notes, Series 2021
5.000% due 07/01/2029	1,175	1,307
5.000% due 07/01/2030	1,715	1,928

Lake Orion Community School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2022
4.000% due 05/01/2030	500	535

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
4.410% (MUNIPSA) due 04/15/2047 ~	3,500	3,442

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,247

Michigan Finance Authority Revenue Bonds, Series 2020
5.000% due 06/01/2040	2,500	2,531

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,500	1,533

		19,900

MINNESOTA 0.2%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2022
5.000% due 01/01/2031	500	570

Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	1,000	1,087

		1,657

MISSISSIPPI 0.1%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	1,500	1,480

MISSOURI 0.2%

Kansas City, Missouri Water Revenue Bonds, Series 2020
4.000% due 12/01/2034	1,000	1,046

Republic, Missouri Revenue Notes, Series 2022
4.000% due 05/01/2028	500	521

		1,567

NEBRASKA 0.5%

Douglas County, Nebraska Revenue Bonds, Series 2021
4.190% (MUNIPSA) due 07/01/2035 ~	1,980	1,950

Public Power Generation Agency, Nebraska Revenue Bonds, Series 2015
5.000% due 01/01/2030	1,085	1,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2025	$1,905	$1,974

		5,045

NEVADA 1.6%

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2019
5.000% due 06/15/2028	5,000	5,551

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2020
5.000% due 06/15/2028	1,000	1,110
5.000% due 06/15/2029	2,030	2,284

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,555

Las Vegas Valley Water District, Nevada General Obligation Notes, Series 2021
5.000% due 06/01/2029	5,000	5,686

		16,186

NEW HAMPSHIRE 0.1%

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2024	220	219
4.000% due 01/01/2025	285	282

		501

NEW JERSEY 4.5%

Cherry Hill Township School District, New Jersey General Obligation Bonds, Series 2022
4.000% due 08/01/2034	5,000	5,209

New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.210% (MUNIPSA + 1.550%) due 09/01/2027 ~	3,000	3,000

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2027	2,100	2,196

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2034	500	502

New Jersey Economic Development Authority Revenue Bonds, Series 2022
5.000% due 11/01/2036	2,500	2,687

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2024	3,500	3,617

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2026	2,000	2,148

New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 12/15/2031 (b)	6,865	4,784

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2009
0.000% due 12/15/2034 (b)	1,500	885

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	1,380	1,446

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2035	2,250	2,224

New Jersey Turnpike Authority Revenue Bonds, Series 2017
4.000% due 01/01/2034	7,500	7,721
5.000% due 01/01/2030	2,250	2,438

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	4,500	4,723

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2025	$1,020	$1,047

		44,627

NEW MEXICO 1.1%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	3,500	3,459

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.000% due 08/01/2039	7,950	7,859

		11,318

NEW YORK 17.4%

Albany City School District, New York General Obligation Notes, Series 2022
2.500% due 03/24/2023	6,000	5,985

Dobbs Ferry New York Union Free School District, Series 2022
3.000% due 06/02/2023	2,350	2,348

Enlarged City New York School District of the City of Troy, Series 2022
4.000% due 06/08/2023	8,000	8,023

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,126

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,695	1,696

Monroe County Industrial Development Corp, New York Revenue Bonds, Series 2017
5.000% due 07/01/2030	1,040	1,134

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,000	1,045

Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,458

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2030	2,005	2,240

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,520	1,694

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2021
4.000% due 07/15/2036	5,000	5,015

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
5.000% due 08/01/2029	2,300	2,625

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
3.400% due 11/01/2042	20,000	20,000
5.000% due 08/01/2031	5,000	5,156

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
3.400% due 11/01/2044	8,000	8,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
5.000% due 08/01/2035	2,000	2,287
5.250% due 08/01/2040	4,890	5,469

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2020
5.000% due 11/01/2024	1,500	1,563

New York City, New York General Obligation Bonds, Series 2015
3.400% due 06/01/2044	5,000	5,000

New York City, New York General Obligation Bonds, Series 2018
3.400% due 12/01/2047	10,000	10,000

New York City, New York General Obligation Bonds, Series 2022
5.250% due 10/01/2041	4,250	4,743

94	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2013
3.650% due 06/15/2048	$20,000	$20,000

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2021
5.000% due 06/15/2032	5,000	5,894

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2028	2,000	2,247

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	1,000	1,099

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
4.000% due 05/01/2045	4,740	4,447

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2031	3,000	3,362
5.000% due 01/15/2032	500	549

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	4,705	4,845
4.000% due 02/15/2047	5,000	4,680

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	2,968

New York State Urban Development Corp. Revenue Notes, Series 2022
5.000% due 03/15/2029	3,500	3,970

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2026	1,070	1,133

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2043	2,000	2,171

Tompkins-Seneca-Tioga Board of Cooperative Educational Services, New York Revenue Notes, Series 2022
4.750% due 06/30/2023	4,100	4,128

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
2.000% due 05/15/2045	3,000	2,740

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2022
5.000% due 11/15/2032	4,200	4,967

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,270	1,317
5.000% due 06/01/2027	2,800	2,926

		172,050

NORTH CAROLINA 3.1%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2007
3.600% due 01/15/2037	17,765	17,765

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	2,000	2,294
5.000% due 01/15/2050	2,700	2,985

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Notes, Series 2022
5.000% due 01/15/2028	1,000	1,105

State of North Carolina Build Revenue Bonds, Series 2022
5.000% due 05/01/2028	5,625	6,285

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	255

		30,689

OHIO 2.7%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Bonds, Series 2022
5.000% due 11/15/2028	400	442

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allen County, Ohio Hospital Facilities Revenue Notes, Series 2020
5.000% due 12/01/2029	$1,500	$1,678

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2035	1,000	1,046
5.000% due 06/01/2036	2,065	2,148

Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,235	1,316

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2033	700	795

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,072

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	814

Kent State University, Ohio Revenue Bonds, Series 2022
5.000% due 05/01/2033	510	580

Northeast Ohio Medical University Revenue Notes, Series 2021
5.000% due 12/01/2029	115	124

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	3,200	2,830

Ohio Higher Educational Facility Commission Revenue Bonds, Series 2008
3.370% due 01/01/2043	8,000	8,000

Ohio Water Development Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	1,000	1,131

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,000	2,308

		26,284

OREGON 0.8%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2035	1,500	1,624
5.000% due 08/15/2036	1,500	1,615
5.000% due 08/15/2037	1,600	1,714
5.000% due 08/15/2038	1,000	1,067

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2028	700	781
5.000% due 06/15/2029	800	908

		7,709

PENNSYLVANIA 3.4%

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	1,500	1,563

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,171

Commonwealth of Pennsylvania General Obligation Notes, Series 2019
5.000% due 07/15/2024	5,000	5,171

Commonwealth of Pennsylvania, General Obligation Bonds, Series 2022
5.000% due 10/01/2033	5,000	5,813

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	900	900

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	4,500	4,752

Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
3.000% due 09/01/2029	3,500	3,455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	$1,310	$1,433

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	358
5.000% due 08/15/2031	300	316
5.000% due 08/15/2033	1,000	1,050

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2029	1,250	1,362

Southeastern Pennsylvania Transportation Authority Revenue Bonds, Series 2022
5.250% due 06/01/2042	3,750	4,189

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2022
5.000% due 06/01/2031	1,000	1,159

		33,692

PUERTO RICO 1.7%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
3.027% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,280	1,153

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (b)	26,355	4,777
4.500% due 07/01/2034	5,171	4,891

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	7,000	6,324

		17,145

RHODE ISLAND 1.3%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	11,000	11,142
5.000% due 06/01/2040	2,000	2,012

		13,154

SOUTH DAKOTA 0.2%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	956

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	946

		1,902

TENNESSEE 2.1%

Knox County, Tennessee Health Educational & Housing Facility Board Revenue Notes, Series 2022
3.950% due 12/01/2027	3,500	3,521

Tennergy Corp, Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	6,000	6,351

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	4,500	4,566

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,000	1,956

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	3,000	3,074
5.250% due 09/01/2026	1,745	1,803

		21,271

TEXAS 5.3%

Arlington Higher Education Finance Corp., Texas Revenue Notes, (PSF Insured), Series 2021
4.000% due 02/15/2028	300	310

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	95

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Austin Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2022
5.000% due 08/01/2028	$2,000	$2,244

Central Texas Turnpike System Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2002
0.000% due 08/15/2026 (b)	3,000	2,685

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (b)	5,000	2,554

Clifton Higher Education Finance Corp., Texas Revenue Bonds, (PSF Insured), Series 2021
4.000% due 08/15/2033	1,110	1,162
4.000% due 08/15/2034	950	987
4.000% due 08/15/2036	700	695

Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,236

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2034	3,000	3,466

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,001

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
5.000% due 08/15/2031	920	1,043

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2025	500	520

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
3.534% (US0001M) due 11/15/2046 ~	1,000	1,001

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	3,300	3,648

Houston, Texas General Obligation Notes, Series 2019
5.000% due 03/01/2029	1,100	1,232

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	1,435	1,585

Liberty Hill Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2022
5.000% due 02/01/2030	2,290	2,625

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,051

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
1.125% due 12/01/2045	2,500	2,197

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2022
2.000% due 02/01/2049	1,000	939

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2022
5.000% due 10/01/2030	450	513

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
4.645% (US0003M) due 12/15/2026 ~	2,500	2,437

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,185	1,248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	$250	$281
5.000% due 10/15/2030	3,010	3,385

Texas Water Development Board Revenue Bonds, Series 2022
5.000% due 08/01/2032	2,250	2,673

Texas Water Development Board Revenue Notes, Series 2022
5.000% due 08/01/2029	1,050	1,199
5.000% due 10/15/2029	1,200	1,375
5.000% due 10/15/2030	1,775	2,064

Williamson County, Texas General Obligation Notes, Series 2021
0.640% due 02/15/2026	2,500	2,185

		52,541

VIRGINIA 1.5%

Roanoke Economic Development Authority, Virginia Revenue Bonds, Series 2020
5.000% due 07/01/2053	6,700	7,479

Virginia College Building Authority Revenue Notes, Series 2021
5.000% due 02/01/2028	4,500	5,001

Virginia Public School Authority Revenue Notes, Series 2022
5.000% due 01/15/2029	2,320	2,632

		15,112

WASHINGTON 2.3%

Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,035	3,374

Energy Northwest, Washington Revenue Bonds, Series 2020
5.000% due 07/01/2033	2,000	2,278

Energy Northwest, Washington Revenue Bonds, Series 2022
5.000% due 07/01/2035	3,000	3,446

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2017
4.000% due 09/01/2037	5,000	5,053

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	561

State of Washington General Obligation Refunding Bonds, Series 2022
4.000% due 07/01/2026	1,900	1,989

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
4.710% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500	2,500

Washington Health Care Facilities Authority Revenue Bonds, Series 2020
5.000% due 09/01/2032	450	487

Washington Health Care Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/01/2042	2,700	2,773

		22,461

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	$807	$725

WISCONSIN 2.8%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 10/01/2041	2,250	2,315

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2030	265	252

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2018
3.370% due 04/01/2048	9,370	9,370

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2021
4.000% due 04/01/2046	4,440	4,233

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2028 (b)	1,075	867

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	4,000	3,675

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2029	1,925	2,139

Wisconsin State General Obligation Notes, Series 2022
4.080% (MUNIPSA) due 05/01/2025 ~	5,045	4,980

		27,831

Total Municipal Bonds & Notes (Cost $897,540)		890,376

SHORT-TERM INSTRUMENTS 7.1%

REPURCHASE AGREEMENTS (c) 0.1%
		716

SHORT-TERM NOTES 1.5%

Federal Home Loan Bank
4.180% due 02/03/2011	15,600	15,539

U.S. TREASURY BILLS 5.5%
4.278% due 01/26/2023 - 03/30/2023 (a)(b)	54,600	54,211

Total Short-Term Instruments (Cost $70,471)		70,466

Total Investments in Securities (Cost $968,011)		960,842

Total Investments 96.9% (Cost $968,011)		$960,842

Other Assets and Liabilities, net 3.1%		30,309

Net Assets 100.0%		$991,151

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

96	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$716	U.S. Treasury Bills 0.000% due 12/28/2023	$(730)	$716	$716

Total Repurchase Agreements						$(730)	$716	$716

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$716	$0	$0	$0	$716	$(730)	$(14)

Total Borrowings and Other Financing Transactions	$716	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$22,592	$0	$22,592
Alaska	0	2,112	0	2,112
Arizona	0	9,116	0	9,116
California	0	79,509	0	79,509
Colorado	0	10,288	0	10,288
Connecticut	0	35,533	0	35,533
Delaware	0	1,855	0	1,855
District of Columbia	0	2,105	0	2,105
Florida	0	14,713	0	14,713
Georgia	0	34,322	0	34,322
Guam	0	772	0	772
Hawaii	0	2,123	0	2,123
Illinois	0	61,448	0	61,448
Indiana	0	8,204	0	8,204
Iowa	0	1,918	0	1,918
Kentucky	0	3,470	0	3,470
Louisiana	0	13,389	0	13,389
Maine	0	867	0	867
Maryland	0	20,002	0	20,002
Massachusetts	0	21,191	0	21,191
Michigan	0	19,900	0	19,900
Minnesota	0	1,657	0	1,657
Mississippi	0	1,480	0	1,480
Missouri	0	1,567	0	1,567

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Nebraska	$0	$5,045	$0	$5,045
Nevada	0	16,186	0	16,186
New Hampshire	0	501	0	501
New Jersey	0	44,627	0	44,627
New Mexico	0	11,318	0	11,318
New York	0	172,050	0	172,050
North Carolina	0	30,689	0	30,689
Ohio	0	26,284	0	26,284
Oregon	0	7,709	0	7,709
Pennsylvania	0	33,692	0	33,692
Puerto Rico	0	17,145	0	17,145
Rhode Island	0	13,154	0	13,154
South Dakota	0	1,902	0	1,902
Tennessee	0	21,271	0	21,271
Texas	0	52,541	0	52,541
Virginia	0	15,112	0	15,112
Washington	0	22,461	0	22,461
West Virginia	0	725	0	725
Wisconsin	0	27,831	0	27,831
Short-Term Instruments
Repurchase Agreements	0	716	0	716
Short-Term Notes	0	15,539	0	15,539
U.S. Treasury Bills	0	54,211	0	54,211

Total Investments	$0	$960,842	$0	$960,842

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	97

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.2%

CORPORATE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

Toledo Hospital
5.325% due 11/15/2028	$250	$196

Tower Health
4.451% due 02/01/2050	200	97

Total Corporate Bonds & Notes (Cost $320)		293

MUNICIPAL BONDS & NOTES 90.1%

ALABAMA 2.3%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 10/01/2052	1,000	988

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	256	232

		1,220

ALASKA 0.5%

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	250	263

ARIZONA 1.1%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.250% due 01/01/2040	480	298

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2022
5.000% due 09/01/2052	250	261

		559

ARKANSAS 0.5%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	300	262

CALIFORNIA 12.5%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2047 (b)	500	239

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,000	985

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	300	263

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	100	82

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	250	224

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2040	250	164

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.375% due 08/15/2057	250	264

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	250	246

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.250% due 12/01/2056	250	248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	$500	$395

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.500% due 10/01/2046	500	364

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (b)	200	95

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (a)	3,500	408
3.850% due 06/01/2050	1,000	886

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	250	257

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	150	146

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2044	250	250

San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 1993
0.000% due 01/01/2025 (a)	500	474

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (a)	1,000	156

University of California Revenue Bonds, Series 2015
5.000% due 05/15/2040	500	518

		6,664

COLORADO 5.0%

Colorado Health Facilities Authority Revenue Bonds, Series 2022
4.210% (MUNIPSA) due 05/15/2061 ~	500	494
5.000% due 05/15/2062	1,500	1,609

Denver, Colorado Airport System City & County Revenue Bonds, Series 2022
5.000% due 11/15/2029	500	541

		2,644

FLORIDA 2.5%

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2040	500	508

Hernando County, Florida Revenue Bonds, Series 2022
5.250% due 06/01/2052	400	429

Palm Beach County, Florida Health Facilities Authority Revenue Notes, Series 2022
5.000% due 11/01/2029	375	401

		1,338

GEORGIA 2.8%

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	1,000	992

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
5.500% due 07/01/2063	500	505

		1,497

ILLINOIS 7.7%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.500% due 01/01/2055	1,000	1,047

Illinois Sales Tax State Revenue Notes, Series 2021
5.000% due 06/15/2031	1,000	1,072

Illinois State General Obligation Bonds, Series 2016
4.000% due 06/01/2033	1,000	939

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2037	$1,000	$1,036

		4,094

INDIANA 3.3%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	250	242

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	500	500

Whiting, Indiana Revenue Bonds, Series 2019
5.000% due 12/01/2044	1,000	1,024

		1,766

IOWA 0.4%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	250	240

KENTUCKY 2.1%

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2022
5.000% due 09/01/2041	1,000	1,090

LOUISIANA 1.0%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, Series 2022
5.000% due 08/15/2026	475	508

MASSACHUSETTS 6.7%

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
2.029% due 07/01/2035	500	359

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.250% due 10/01/2047	1,000	1,112

Massachusetts Development Finance Agency Revenue Bonds, Series 2013
5.000% due 07/01/2044	500	501

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2048	500	508

Massachusetts Development Finance Agency Revenue Bonds, Series 2022
5.000% due 10/01/2038	500	567

Massachusetts Port Authority Revenue Bonds, Series 2022
5.000% due 07/01/2036	500	538

		3,585

MICHIGAN 1.4%

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (a)	2,500	218
5.000% due 06/01/2040	500	506

		724

NEVADA 0.2%

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (a)	1,000	118

NEW JERSEY 2.3%

New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 12/15/2031 (a)	250	174

98	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	$1,000	$1,048

		1,222

NEW MEXICO 0.7%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.000% due 08/01/2039	350	346

NEW YORK 6.0%

New York City, New York General Obligation Bonds, Series 2022
5.250% due 10/01/2041	250	279

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.500% due 11/01/2045	500	563

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	250	275

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	350	319

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 03/15/2039	250	244

New York State Urban Development Corp. Revenue Notes, Series 2022
5.000% due 03/15/2029	500	567

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	250	242

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (a)	1,500	155
4.000% due 06/01/2050	300	251

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2022
5.000% due 11/15/2032	250	296

		3,191

NORTH CAROLINA 2.2%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	1,000	1,147

OHIO 3.7%

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2017
5.000% due 08/01/2029	1,000	1,096

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	250	217

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	500	499

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	200	178

		1,990

PENNSYLVANIA 6.4%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	200	193

Commonwealth of Pennsylvania General Obligation Bonds, Series 2016
4.000% due 09/15/2034	500	508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
4.760% (MUNIPSA) due 08/15/2038 ~(c)	$970	$958

Montgomery County, Pennsylvania Higher Education and Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2038	500	475

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 12/31/2030	250	255
5.000% due 12/31/2038	500	501

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.500% due 06/30/2039	500	524

		3,414

PUERTO RICO 4.9%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (a)	273	120
0.000% due 11/01/2051 (a)	1,249	472

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	400	314

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (a)	12	11
5.625% due 07/01/2027	38	39

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^	230	192

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2053 (b)	225	125

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (a)	500	124
0.000% due 07/01/2051 (a)	5,400	979

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	250	230

		2,606

RHODE ISLAND 1.3%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	500	503
5.000% due 06/01/2050	200	198

		701

SOUTH CAROLINA 1.2%

Columbia, South Carolina Waterworks & Sewer System Revenue Bonds, Series 2022
4.250% due 02/01/2041	625	625

TENNESSEE 1.8%

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	1,000	978

TEXAS 2.1%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
3.200% due 12/01/2045	250	249

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (a)	250	128

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	250	223

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	250	166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	$100	$72

Texas Water Development Board Revenue Bonds, Series 2022
5.000% due 10/15/2057	250	269

		1,107

U.S. VIRGIN ISLANDS 1.9%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	500	501

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2026	500	514

		1,015

VIRGINIA 1.1%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	330	303

Virginia College Building Authority Revenue Bonds, Series 2019
4.000% due 02/01/2034	250	260

		563

WASHINGTON 0.6%

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	350	321

WISCONSIN 3.9%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 10/01/2041	250	257
4.000% due 03/31/2056	250	189

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
4.000% due 10/01/2052	400	347

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2021
4.000% due 04/01/2046	750	715

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2045 (a)	1,000	323

Wisconsin State General Obligation Notes, Series 2022
4.080% (MUNIPSA) due 05/01/2025 ~	240	237

		2,068

Total Municipal Bonds & Notes (Cost $48,044)		47,866

SHORT-TERM INSTRUMENTS 7.5%

REPURCHASE AGREEMENTS (d) 7.5%
		4,000

Total Short-Term Instruments (Cost $4,000)		4,000

Total Investments in Securities (Cost $52,364)		52,159

Total Investments 98.2% (Cost $52,364)		$52,159

Financial Derivative Instruments (e) 0.0% (Cost or Premiums, net $0)		4

Other Assets and Liabilities, net 1.8%		952

Net Assets 100.0%		$53,115

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	99

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	4.760%	08/15/2038	09/14/2021	$993	$958	1.80%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.310%	12/30/2022	01/03/2023	$4,000	U.S. Treasury Inflation Protected Securities 0.250% due 02/15/2050	$(4,061)	$4,000	$4,002

Total Repurchase Agreements						$(4,061)	$4,000	$4,002

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$4,002	$0	$0	$0	$4,002	$(4,061)	$(59)

Total Borrowings and Other Financing Transactions	$4,002	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2023	26	$(2,920)	$7	$4	$0

Total Futures Contracts				$7	$4	$0

100	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$4	$0	$4	$0	$0	$0	$0

Cash of $132 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$184	$184

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(18)	$(18)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$293	$0	$293
Municipal Bonds & Notes
Alabama	0	1,220	0	1,220
Alaska	0	263	0	263
Arizona	0	559	0	559
Arkansas	0	262	0	262
California	0	6,664	0	6,664
Colorado	0	2,644	0	2,644
Florida	0	1,338	0	1,338
Georgia	0	1,497	0	1,497
Illinois	0	4,094	0	4,094
Indiana	0	1,766	0	1,766
Iowa	0	240	0	240
Kentucky	0	1,090	0	1,090
Louisiana	0	508	0	508
Massachusetts	0	3,585	0	3,585

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Michigan	$0	$724	$0	$724
Nevada	0	118	0	118
New Jersey	0	1,222	0	1,222
New Mexico	0	346	0	346
New York	0	3,191	0	3,191
North Carolina	0	1,147	0	1,147
Ohio	0	1,990	0	1,990
Pennsylvania	0	3,414	0	3,414
Puerto Rico	0	2,606	0	2,606
Rhode Island	0	701	0	701
South Carolina	0	625	0	625
Tennessee	0	978	0	978
Texas	0	1,107	0	1,107
U.S. Virgin Islands	0	1,015	0	1,015
Virginia	0	563	0	563
Washington	0	321	0	321
Wisconsin	0	2,068	0	2,068

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	101

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Short-Term Instruments
Repurchase Agreements	$0	$4,000	$0	$4,000

Total Investments	$0	$52,159	$0	$52,159

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$4	$0	$4

Total Financial Derivative Instruments	$0	$4	$0	$4

Totals	$0	$52,163	$0	$52,163

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

102	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 84.5%

ABG Intermediate Holdings 2 LLC
10.423% due 12/20/2029	$350	$322

Advantage Sales & Marketing, Inc.
8.284% (LIBOR03M + 4.500%) due 10/28/2027 ~	546	454

Alliant Holdings Intermediate LLC
7.634% (LIBOR01M + 3.250%) due 05/09/2025 ~	1,141	1,128

Allied Universal Holdco LLC
8.173% (LIBOR01M + 3.750%) due 05/12/2028 ~	2,436	2,319

Altar Bidco, Inc.
10.512% due 02/01/2030	500	429

Altice France SA
7.767% (LIBOR03M + 3.688%) due 01/31/2026 ~	498	463

American Airlines, Inc.
6.139% (LIBOR01M + 1.750%) due 06/27/2025 ~	850	819
8.993% (LIBOR03M + 4.750%) due 04/20/2028 ~	1,800	1,795

AmWINS Group, Inc.
6.634% (LIBOR01M + 2.250%) due 02/19/2028 ~	744	732

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~	650	588

Applied Systems, Inc.
9.080% due 09/18/2026	900	897

AppLovin Corp.
9.750% (PRIME + 2.250%) due 08/15/2025 ~	398	384

Arches Buyer, Inc.
7.634% (LIBOR01M + 3.250%) due 12/06/2027 ~	500	464

Armor Holding LLC
9.541% due 12/11/2028	249	247

ASP Unifrax Holdings, Inc.
8.480% (LIBOR03M + 3.750%) due 12/12/2025 ~	273	244

AssuredPartners, Inc.
7.823% due 02/12/2027	398	387

Asurion LLC
7.634% (LIBOR01M + 3.250%) due 12/23/2026 ~	447	399

Bally’s Corp.
7.542% (LIBOR03M + 3.250%) due 10/02/2028 ~	944	876

Banff Merger Sub, Inc.
8.134% (LIBOR01M + 3.750%) due 10/02/2025 ~	1,541	1,479

BCPE Empire Holdings, Inc.
8.384% (LIBOR01M + 4.000%) due 06/11/2026 ~	547	535

Berry Global, Inc.
6.024% (LIBOR01M + 1.750%) due 07/01/2026 ~	1,281	1,273

Birkenstock GmbH & Co. KG
7.690% (LIBOR03M + 3.250%) due 04/28/2028 ~	249	243

Brand Energy & Infrastructure Services, Inc.
8.034% - 8.980% (LIBOR03M + 4.250%) due 06/21/2024 ~	1,297	1,165

Brookfield WEC Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 08/01/2025 ~	1,492	1,473

BWAY Holding Co.
7.370% - 7.634% (LIBOR01M + 3.250%) due 04/03/2024 ~	249	243

Caesars Resort Collection LLC
7.884% (LIBOR01M + 3.500%) due 07/21/2025 ~	2,482	2,479

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Calpine Construction Finance Co. LP
6.384% (LIBOR01M + 2.000%) due 01/15/2025 ~	$496	$496

Carnival Corp.
7.384% (LIBOR01M + 3.000%) due 06/30/2025 ~	249	239

CDK Global, Inc.
9.080% due 07/06/2029	2,103	2,088

Cinemark USA, Inc.
6.140% - 6.480% (LIBOR01M + 1.750%) due 03/31/2025 ~	149	144

Clear Channel Outdoor Holdings, Inc.
7.915% (LIBOR03M + 3.500%) due 08/21/2026 ~	1,192	1,088

Clydesdale Acquisition Holdings, Inc.
8.598% due 04/13/2029	1,766	1,687

CMG Media Corp.
8.230% (LIBOR03M + 3.500%) due 12/17/2026 ~	595	559

CommScope, Inc.
7.634% (LIBOR01M + 3.250%) due 04/06/2026 ~	149	141

Corelogic, Inc.
7.938% (LIBOR01M + 3.500%) due 06/02/2028 ~	298	250

Cornerstone OnDemand, Inc.
8.134% (LIBOR01M + 3.750%) due 10/16/2028 ~	249	223

CQP Holdco LP
8.480% (LIBOR03M + 3.750%) due 06/05/2028 ~	1,743	1,738

DaVita, Inc.
6.134% (LIBOR01M + 1.750%) due 08/12/2026 ~	794	775

Delta 2 Lux Sarl
TBD% due 01/15/2030	400	400

Diamond BV
7.165% (LIBOR03M + 2.750%) due 09/29/2028 ~	499	483

DirecTV Financing LLC
9.384% (LIBOR01M + 5.000%) due 08/02/2027 ~	2,726	2,660

Dotdash Meredith, Inc.
8.224% due 12/01/2028 «	249	216

Elanco Animal Health, Inc.
5.870% (LIBOR01M + 1.750%) due 08/01/2027 ~	1,154	1,110

Endure Digital, Inc.
7.717% (LIBOR01M + 3.500%) due 02/10/2028 ~	497	448

Ensono LP
8.901% (LIBOR03M + 3.750%) due 05/26/2028 ~	343	309

Finastra USA, Inc.
6.871% (LIBOR03M + 3.500%) due 06/13/2024 ~	1,643	1,457

First Student Bidco, Inc.
7.726% (LIBOR03M + 3.000%) due 07/21/2028 ~	996	904

Foundation Building Materials Holding Co. LLC
7.665% (LIBOR03M + 3.250%) due 01/31/2028 ~	347	330

Froneri International Ltd.
6.634% (LIBOR01M + 2.250%) due 01/29/2027 ~	893	871

Garda World Security Corp.
8.930% (LIBOR03M + 4.250%) due 10/30/2026 ~	250	244

Genesee & Wyoming, Inc.
6.730% (LIBOR03M + 2.000%) due 12/30/2026 ~	695	692

Global Medical Response, Inc.
8.634% (LIBOR01M + 4.250%) due 03/14/2025 ~	248	177

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Go Daddy Operating Co. LLC
7.573% due 10/21/2029	$300	$300

Golden Entertainment, Inc.
7.390% (LIBOR01M + 3.000%) due 10/21/2024 «~	138	138

Graham Packaging Co., Inc.
7.384% (LIBOR01M + 3.000%) due 08/04/2027 ~	595	586

Gray Television, Inc.
6.620% (LIBOR01M + 2.500%) due 01/02/2026 ~	150	146

Greeneden U.S. Holdings LLC
8.384% (LIBOR01M + 4.000%) due 12/01/2027 ~	1,567	1,508

Grinding Media, Inc.
7.702% - 8.765% (LIBOR03M + 4.000%) due 10/12/2028 «~	249	233

H Food Holdings LLC
8.071% (LIBOR01M + 3.688%) due 05/23/2025 ~	347	310

Hub International Ltd.
7.232% - 7.730% (LIBOR03M + 3.250%) due 04/25/2025 ~	3,282	3,257
7.232% - 7.730% (LIBOR03M + 3.000%) due 04/25/2025 ~	99	99
8.220% due 11/10/2029	400	396

Hyland Software, Inc.
7.884% (LIBOR01M + 3.500%) due 07/01/2024 ~	1,273	1,259

INEOS Enterprises Holdings U.S. Finco LLC
8.235% (LIBOR03M + 3.500%) due 08/28/2026 ~	398	384

Instant Brands Holdings, Inc.
9.735% (LIBOR03M + 5.000%) due 04/12/2028 ~	376	254

IRB Holding Corp.
7.134% (LIBOR01M + 2.750%) due 02/05/2025 ~	1,042	1,034

Ivanti Software, Inc.
9.011% (LIBOR03M + 4.250%) due 12/01/2027 ~	596	475

Jazz Financing Lux SARL
7.884% (LIBOR01M + 3.500%) due 05/05/2028 ~	805	800

LABL, Inc.
9.384% (LIBOR01M + 5.000%) due 10/29/2028 ~	675	642

LBM Acquisition LLC
7.121% (LIBOR06M + 3.750%) due 12/17/2027 ~	1,443	1,257

LifeMiles Ltd.
9.985% (LIBOR03M + 5.250%) due 08/30/2026 ~	714	666

Madison IAQ LLC
7.988% (LIBOR03M + 3.250%) due 06/21/2028 ~	345	322

Magenta Buyer LLC
9.170% (LIBOR03M + 4.750%) due 07/27/2028 ~	1,420	1,223

Mattress Firm, Inc.
8.440% (LIBOR03M + 4.250%) due 09/25/2028 ~	191	164

Mavenir Systems, Inc.
9.424% due 08/18/2028 ~	498	407

Messer Industrie GmbH
7.230% (LIBOR03M + 2.500%) due 03/02/2026 ~	619	614

MH Sub LLC
8.134% (LIBOR01M + 3.750%) due 09/13/2024 ~	1,365	1,329

Mitchell International, Inc.
8.415% (LIBOR03M + 3.750%) due 10/15/2028 ~	1,218	1,126

Mitnick Corporate Purchaser, Inc.
8.944% due 05/02/2029	499	469

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	103

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPH Acquisition Holdings LLC
8.985% (LIBOR03M + 4.250%) due 09/01/2028 ~	$695	$597

Neptune Bidco U.S., Inc.
8.822% due 04/11/2029	1,000	896

Olympus Water U.S. Holding Corp.
8.500% (LIBOR03M + 3.750%) due 11/09/2028 ~	497	479

Open Text Corp.
TBD% due 11/16/2029	1,250	1,224

Padagis LLC
8.491% (LIBOR03M + 4.750%) due 07/06/2028 ~	275	245

Parexel International Corp.
7.634% (LIBOR01M + 3.250%) due 11/15/2028 ~	1,593	1,538

Park River Holdings, Inc.
6.993% (LIBOR03M + 3.250%) due 12/28/2027 ~	546	480

Pelican Products, Inc.
8.420% - 8.980% (LIBOR03M + 4.250%) due 12/29/2028 ~	546	494

Peraton Corp.
8.134% (LIBOR01M + 3.750%) due 02/01/2028 ~	1,147	1,122

Phoenix Guarantor, Inc.
7.634% (LIBOR01M + 3.250%) due 03/05/2026 ~	695	653

Playa Resorts Holding BV
8.576% due 01/05/2029	1,000	977

Polaris Newco LLC
8.730% (LIBOR03M + 4.000%) due 06/02/2028 ~	2,586	2,366

Prime Security Services Borrower LLC
6.505% (LIBOR03M + 2.750%) due 09/23/2026 ~	794	788

Proofpoint, Inc.
7.985% (LIBOR03M + 3.250%) due 08/31/2028 ~	1,293	1,247

PUG LLC
8.634% (LIBOR01M + 4.250%) due 02/12/2027 «~	249	207

Rackspace Technology Global, Inc.
7.380% (LIBOR03M + 2.750%) due 02/15/2028 ~	149	94

Radiate Holdco LLC
7.634% (LIBOR01M + 3.250%) due 09/25/2026 ~	2,587	2,113

RealPage, Inc.
7.384% (LIBOR01M + 3.000%) due 04/24/2028 ~	1,865	1,777

RegionalCare Hospital Partners Holdings, Inc.
8.165% (LIBOR03M + 3.750%) due 11/16/2025 ~	2,150	2,032

Sabre Global, Inc.
9.423% due 06/30/2028	499	462

SBA Senior Finance LLC
6.140% (LIBOR01M + 1.750%) due 04/11/2025 ~	869	867

Scientific Games Holdings LP
7.097% due 04/04/2029	150	143

Scih Salt Holdings, Inc.
8.415% (LIBOR03M + 4.000%) due 03/16/2027 ~	273	266

Sigma Bidco BV
5.899% (LIBOR06M + 3.000%) due 07/02/2025 ~	347	316

Spirit AeroSystems, Inc.
8.823% due 01/15/2027	299	297

Staples, Inc.
9.440% (LIBOR03M + 5.000%) due 04/16/2026 ~	747	692

Stars Group Holdings BV
6.980% (LIBOR03M + 2.250%) due 07/21/2026 ~	844	833
8.092% due 07/22/2028	424	423

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Station Casinos LLC
6.640% (LIBOR01M + 2.250%) due 02/08/2027 ~	$397	$388

Sunshine Investments BV
8.515% due 07/12/2029	275	267

Surgery Center Holdings, Inc.
8.050% (LIBOR03M + 3.750%) due 08/31/2026 ~	314	311

Syniverse Holdings, Inc.
11.580% due 05/13/2027	499	438

Taboola.com Ltd.
8.387% (LIBOR01M + 4.000%) due 09/01/2028 «~	522	512

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~	347	299

Tibco Software, Inc.
9.180% due 03/30/2029	1,250	1,119

Trans Union LLC
6.134% (LIBOR01M + 1.750%) due 11/16/2026 ~	793	784

TransDigm, Inc.
6.980% (LIBOR03M + 2.250%) due 05/30/2025 ~	1,696	1,680
7.830% due 02/22/2027	2,238	2,234

Trident TPI Holdings, Inc.
4.000% - 8.726% (LIBOR01M + 4.000%) due 09/15/2028 ~	31	30
4.000% - 8.726% (LIBOR03M + 4.000%) due 09/15/2028 ~	218	210

U.S. Foods, Inc.
6.384% (LIBOR01M + 2.000%) due 09/13/2026 ~	342	339

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~	397	224

Ultimate Software Group, Inc.
6.998% (LIBOR03M + 3.250%) due 05/04/2026 ~	1,845	1,760
8.134% (LIBOR01M + 3.750%) due 05/04/2026 ~	1,389	1,342

United Airlines, Inc.
8.108% (LIBOR03M + 3.750%) due 04/21/2028 ~	1,489	1,474

Univision Communications, Inc.
7.634% (LIBOR01M + 3.250%) due 03/15/2026 ~	847	835
7.634% (LIBOR01M + 3.250%) due 01/31/2029 ~	149	145

USI, Inc.
8.330% due 11/22/2029	1,222	1,213

Venga Finance SARL
9.485% (LIBOR03M + 4.750%) due 12/04/2028 ~	648	598

Verscend Holding Corp.
8.384% (LIBOR01M + 4.000%) due 08/27/2025 ~	249	248

Viad Corp.
9.384% (LIBOR01M + 5.000%) due 07/30/2028 ~	347	329

Whatabrands LLC
7.634% (LIBOR01M + 3.250%) due 08/03/2028 ~	1,194	1,156

Windstream Services LLC
10.673% (LIBOR01M + 6.250%) due 09/21/2027 ~	497	452

Worldwide Express Operations LLC
8.730% (LIBOR03M + 4.000%) due 07/26/2028 ~	347	319

Zayo Group Holdings, Inc.
8.573% due 03/09/2027	2,593	2,165

Total Loan Participations and Assignments (Cost $107,224)		105,463

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 8.0%

INDUSTRIALS 8.0%

Allegiant Travel Co.
7.250% due 08/15/2027	$300	$286

Bombardier, Inc.
7.125% due 06/15/2026	350	340

Charter Communications Operating LLC
2.250% due 01/15/2029	2,000	1,613

CommScope, Inc.
4.750% due 09/01/2029	350	283

Community Health Systems, Inc.
5.250% due 05/15/2030	400	302

DISH DBS Corp.
5.250% due 12/01/2026	400	338

EnLink Midstream LLC
6.500% due 09/01/2030	200	198

EQM Midstream Partners LP
4.500% due 01/15/2029	500	421

Foundation Building Materials, Inc.
6.000% due 03/01/2029	250	188

GYP Holdings Corp.
4.625% due 05/01/2029	500	409

Innophos Holdings, Inc.
9.375% due 02/15/2028	500	491

Kaiser Aluminum Corp.
4.500% due 06/01/2031	800	644

Manitowoc Co., Inc.
9.000% due 04/01/2026	500	471

Olympus Water US Holding Corp.
7.125% due 10/01/2027	300	288

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027	850	755

Rackspace Technology Global, Inc.
3.500% due 02/15/2028	750	437

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	400	324

Triumph Group, Inc.
6.250% due 09/15/2024	350	332

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (a)	355	328

White Cap Buyer LLC
6.875% due 10/15/2028	1,850	1,603

Total Corporate Bonds & Notes (Cost $10,565)		10,051

SHORT-TERM INSTRUMENTS 12.2%

REPURCHASE AGREEMENTS (b) 10.5%

		13,100

SHORT-TERM NOTES 1.7%

Federal Home Loan Bank
4.320% due 01/06/2023 - 01/10/2023 •	2,100	2,100

Total Short-Term Instruments (Cost $15,200)		15,200

Total Investments in Securities (Cost $132,989)		130,714

Total Investments 104.7% (Cost $132,989)		$130,714

Financial Derivative Instruments (c)(d) (0.1)% (Cost or Premiums, net $295)		(178)

Other Assets and Liabilities, net (4.6)%		(5,685)

Net Assets 100.0%		$124,851

104	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Payment in-kind security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.100%	12/30/2022	01/03/2023	$13,100	U.S. Treasury Notes 1.625% due 05/15/2031	$(13,388)	$13,100	$13,106

Total Repurchase Agreements						$(13,388)	$13,100	$13,106

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$13,106	$0	$0	$0	$13,106	$(13,388)	$(282)

Total Borrowings and Other Financing Transactions	$13,106	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2027	$6,000	$288	$248	$536	$12	$0

Total Swap Agreements						$288	$248	$536	$12	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$12	$12	$0	$0	$0	$0

Cash of $170 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	105

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund	(Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	iBoxx USD Liquid Leveraged Loans Index	N/A		Maturity	03/20/2023	$8,600	$7	$(197)	$0	$(190)

Total Swap Agreements								$7	$(197)	$0	$(190)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
MYC	$0	$0	$0	$0	$0	$0	$(190)	$(190)	$(190)	$0	$(190)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(190)	$(190)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$12	$12

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$0	$0	$190	$190

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2	$2

Over the counter
Swap Agreements	$0	$0	$0	$0	$99	$99

	$0	$0	$0	$0	$101	$101

106	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$248	$248

Over the counter
Swap Agreements	$0	$0	$0	$0	$(197)	$(197)

	$0	$0	$0	$0	$51	$51

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$104,157	$1,306	$105,463
Corporate Bonds & Notes
Industrials	0	10,051	0	10,051
Short-Term Instruments
Repurchase Agreements	0	13,100	0	13,100
Short-Term Notes	0	2,100	0	2,100

Total Investments	$0	$129,408	$1,306	$130,714

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$12	$0	$12

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(190)	$0	$(190)

Total Financial Derivative Instruments	$0	$(178)	$0	$(178)

Totals	$0	$129,230	$1,306	$130,536

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$328	$1,210	$(8)	$5	$0	$(38)	$138	$(329)	$1,306	$(41)
Corporate Bonds & Notes
Industrials	332	5	0	1	0	(10)	0	(328)	0	0

Totals	$660	$1,215	$(8)	$6	$0	$(48)	$138	$(657)	$1,306	$(41)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,306	Third Party Vendor	Broker Quote	83.250 - 99.875	93.154

Total	$1,306

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	107

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

MUNICIPAL BONDS & NOTES 93.3%

ALABAMA 3.4%

Birmingham Airport Authority, Alabama Revenue Notes, (BAM Insured), Series 2020
5.000% due 07/01/2023	$250	$252

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.010% (MUNIPSA) due 10/01/2052 ~	1,500	1,426

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	1,250	1,211

Black Belt Energy Gas District, Alabama Revenue Notes, Series 2021
4.000% due 12/01/2023	1,250	1,249

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2024	500	515
5.000% due 08/01/2025	1,000	1,044

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	4,625	4,387

Lower Alabama Gas District Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	2,977

Prattville Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	450	433

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	2,000	1,993

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2022
5.000% due 05/01/2053	3,750	3,851

		19,338

ALASKA 0.1%

Northern Tobacco Securitization Corp., Alaska Revenue Notes, Series 2021
4.000% due 06/01/2023	550	552

ARIZONA 1.5%

Arizona Health Facilities Authority Revenue Bonds, Series 2015
3.910% (MUNIPSA) due 01/01/2046 ~	1,125	1,087

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	1,000	992

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	203

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	350	361

Tempe, Arizona Certificates of Participation Notes, Series 2021
0.623% due 07/01/2024	1,350	1,269

Town of Gilbert, Arizona General Obligation Bonds, Series 2022
5.000% due 07/15/2028	1,425	1,600

University of Arizona Revenue Notes, Series 2021
5.000% due 06/01/2026	2,850	3,068

		8,580

CALIFORNIA 15.0%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.070% (MUNIPSA) due 04/01/2056 ~	2,000	1,940
4.110% (MUNIPSA) due 04/01/2056 ~	1,500	1,478

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	$1,250	$1,231

California County Tobacco Securitization Agency Revenue Notes, Series 2020
5.000% due 06/01/2024	500	510

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	3,000	2,996

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
4.010% (MUNIPSA) due 08/01/2047 ~	4,500	4,438

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
4.360% (MUNIPSA) due 12/01/2050 ~	1,000	965

California Infrastructure & Economic Development Bank Revenue Notes, Series 2018
5.000% due 10/01/2025	2,250	2,404

California State General Obligation Bonds, (AGM Insured), Series 2007
5.250% due 08/01/2032	1,000	1,201

California State General Obligation Notes, Series 2020
5.000% due 11/01/2027	1,250	1,390

California State General Obligation Notes, Series 2021
5.000% due 12/01/2027	3,000	3,343

California State General Obligation Notes, Series 2022
5.000% due 11/01/2026	4,210	4,591

California State Public Works Board Revenue Notes, Series 2021
5.000% due 11/01/2029	1,500	1,732

California Statewide Communities Development Authority Revenue Bonds, Series 2004
5.000% due 04/01/2038	2,500	2,837

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	1,000	985

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2015
5.000% due 06/01/2032	4,000	4,234

East Side Union High School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
5.250% due 02/01/2026	3,305	3,496

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1995
0.000% due 01/01/2023 (b)	3,000	3,000

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.988% due 06/01/2024	2,000	1,892

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2024	2,135	2,208

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.337% due 06/01/2023	1,600	1,577
1.850% due 06/01/2031	470	463
2.587% due 06/01/2029	5,875	4,924

Los Angeles Unified School District, California General Obligation Bonds, Series 2014
5.000% due 07/01/2025	2,220	2,294

Los Angeles, California Revenue Notes, Series 2022
4.000% due 06/29/2023	4,700	4,724

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
3.800% (MUNIPSA) due 07/01/2047 ~	1,200	1,192

Pasadena Unified School District, California General Obligation Notes, Series 2021
2.000% due 08/01/2025	2,110	2,057

Redondo Beach Community Financing Authority, California Revenue Notes, Series 2021
0.415% due 05/01/2023	675	666

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2032	4,940	4,978

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento City Unified School District, California General Obligation Notes, (AGM Insured), Series 2021
4.000% due 07/01/2023	$900	$904

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
3.740% (US0003M + 0.550%) due 06/01/2034 ~	1,250	1,184

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	2,970	3,146

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,284

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,000	934

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2030	1,000	1,062

University of California Revenue Bonds, Series 2013
5.000% due 05/15/2048	3,000	3,022

Visalia Unified School District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,380	2,410

		84,692

COLORADO 3.0%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	1,700	1,776

Colorado Health Facilities Authority Revenue Bonds, Series 2022
4.210% (MUNIPSA) due 05/15/2061 ~	5,000	4,944

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	380	352

Colorado Health Facilities Authority Revenue Notes, Series 2022
5.000% due 11/01/2026	500	529

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2021
3.231% (SOFRRATE) due 09/01/2039 ~	3,000	2,978

Regional Transportation District, Colorado Revenue Notes, Series 2020
3.000% due 07/15/2023	100	100
5.000% due 01/15/2024	400	407
5.000% due 07/15/2024	325	329

University of Colorado Revenue Bonds, Series 2019
2.000% due 06/01/2054	5,500	5,376

		16,791

CONNECTICUT 4.4%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	500	506

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2023	675	679
5.000% due 05/01/2025	350	369

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	1,000	1,063

Connecticut Special Tax State Revenue Notes, Series 2022
5.000% due 07/01/2027	1,000	1,099
5.000% due 07/01/2029	3,000	3,393

Connecticut State General Obligation Bonds, Series 2013
4.610% (MUNIPSA + 0.950%) due 03/01/2024 ~	1,020	1,030

108	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut State General Obligation Notes, Series 2015
5.000% due 08/01/2025	$350	$370

Connecticut State General Obligation Notes, Series 2020
4.000% due 06/01/2023	425	427

Connecticut State General Obligation Notes, Series 2022
5.000% due 11/15/2028	1,500	1,681

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2013
2.950% due 07/01/2042	10,000	10,000

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	1,500	1,496

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,280	2,284

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	500	506

		24,903

DELAWARE 0.5%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	750	711
1.250% due 10/01/2045	2,000	1,855

		2,566

FLORIDA 1.0%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2023	700	706

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	250	264
5.000% due 10/01/2026	470	506

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,023

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2024	710	737

Miami-Dade Seaport Department, Florida Revenue Notes, Series 2013
5.000% due 10/01/2023	550	559

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	2,000	2,024

		5,819

GEORGIA 2.8%

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	3,000	2,680

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	500	495

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	1,000	1,000

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
3.590% (0.67*US0001M + 0.830%) due 08/01/2048 ~	500	497
4.000% due 04/01/2048	3,750	3,749

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 05/01/2052	4,915	4,802

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Main Street Natural Gas, Inc., Georgia Revenue Notes, Series 2021
4.000% due 12/01/2024	$750	$749

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2025	625	647

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
5.000% due 01/01/2024	490	498

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2023	240	240
5.000% due 01/01/2024	360	366

		15,723

ILLINOIS 6.8%

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2024	600	615

Chicago Transit Authority, Illinois Revenue Notes, Series 2020
1.838% due 12/01/2023	1,500	1,461

Chicago, Illinois General Obligation Bonds, Series 2021
5.000% due 01/01/2034	1,000	1,055

Chicago, Illinois General Obligation Notes, Series 2021
5.000% due 01/01/2030	3,000	3,166

Cook County, Illinois General Obligation Notes, Series 2021
5.000% due 11/15/2024	1,750	1,807

Illinois Finance Authority Revenue Bonds, Series 2020
3.650% due 08/15/2049	12,850	12,850

Illinois Finance Authority Revenue Bonds, Series 2021
4.360% (MUNIPSA) due 05/01/2042 ~	1,000	971

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	250	268

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	510	514

Illinois State General Obligation Bonds, Series 2022
5.000% due 03/01/2026	7,750	7,962

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,700	1,742
5.000% due 10/01/2028	3,200	3,309

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2023	750	755

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2026	375	399

Metropolitan Pier & Exposition Authority, Illinois Revenue Notes, Series 2022
3.000% due 06/15/2025	1,125	1,108

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	350	353

		38,335

INDIANA 2.0%

Indiana Finance Authority Revenue Bonds, Series 2010
2.900% due 05/01/2028	5,000	4,996
3.000% due 11/01/2030	2,500	2,216

Indiana Finance Authority Revenue Notes, Series 2021
0.650% due 08/01/2025	4,500	4,118

		11,330

IOWA 0.6%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
5.563% due 08/15/2032	950	945

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
6.738% due 08/15/2029	1,610	1,608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PEFA Inc, Iowa Revenue Bonds, Series 2019
5.000% due 09/01/2049	$650	$666

		3,219

KANSAS 0.4%

Kansas Department of Transportation State Revenue Bonds, Series 2004
3.384% (0.7*US0001M + 0.500%) due 09/01/2024 ~	2,500	2,502

KENTUCKY 1.1%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	500	495

Kentucky Public Energy Authority Revenue Bonds, Series 2022
4.081% (SOFRRATE) due 08/01/2052 ~	3,000	2,830

Kentucky Public Energy Authority Revenue Notes, Series 2018
4.000% due 06/01/2025	2,505	2,488

Kentucky State Property & Building Commission Revenue Bonds, Series 2022
5.000% due 06/01/2031	500	574

		6,387

LOUISIANA 1.2%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	1,700	1,604

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,925	2,835
2.375% due 06/01/2037	2,810	2,600

		7,039

MARYLAND 0.9%

Howard County, Maryland General Obligation Notes, Series 2018
5.000% due 02/15/2027	3,000	3,285

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,500	1,553

		4,838

MASSACHUSETTS 1.9%

Commonwealth of Massachusetts General Obligation Notes, Series 2022
5.000% due 10/01/2029	5,000	5,734

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
4.160% (MUNIPSA + 0.500%) due 07/01/2038 ~	1,000	1,000

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
4.260% (MUNIPSA) due 07/01/2049 ~	1,750	1,726

Massachusetts Development Finance Agency Revenue Notes, Series 2021
0.674% due 07/01/2023	500	489

Massachusetts State College Building Authority Revenue Notes, Series 2022
5.000% due 05/01/2024	500	514

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,000

		10,463

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	109

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 2.0%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
3.108% (US0003M) due 07/01/2032 ~	$2,000	$1,957

Grand Traverse County, Michigan Hospital Finance Authority Revenue Notes, Series 2021
5.000% due 07/01/2023	425	429

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
4.410% (MUNIPSA) due 04/15/2047 ~	3,000	2,950

Michigan Finance Authority Revenue Bonds, Series 2015
1.200% due 10/15/2030	2,000	1,755

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	1,120	1,012

Michigan State Building Authority Revenue Bonds, Series 2020
3.720% due 10/15/2042	1,000	1,000

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	1,500	1,503

Waterford School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2021
4.000% due 05/01/2025	690	709

		11,315

MINNESOTA 0.3%

Minneapolis, Minnesota Revenue Bonds, Series 2018
3.550% due 11/15/2048	1,900	1,900

MISSISSIPPI 0.1%

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	750	746

MISSOURI 0.2%

Kansas City, Missouri Revenue Notes, Series 2021
5.000% due 04/01/2023	400	402
5.000% due 04/01/2024	425	436

		838

NEBRASKA 0.9%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
5.000% due 11/15/2053	1,000	1,049

Douglas County, Nebraska Revenue Bonds, Series 2021
4.190% (MUNIPSA) due 07/01/2035 ~	2,480	2,442

Nebraska Public Power District Revenue Bonds, Series 2020
0.600% due 01/01/2051	1,400	1,381

		4,872

NEVADA 0.2%

Clark County, Nevada Revenue Bonds, Series 2017
1.650% due 01/01/2036	850	846

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2020
3.000% due 06/15/2023	500	500

		1,346

NEW HAMPSHIRE 0.6%

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2026	265	261
4.000% due 01/01/2027	250	244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2005
3.650% due 07/01/2033	$2,800	$2,800

		3,305

NEW JERSEY 3.1%

New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.260% (MUNIPSA) due 03/01/2028 ~	1,000	1,000

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2024	7,000	7,234

New Jersey Economic Development Authority Revenue Notes, Series 2020
1.000% due 06/01/2023	450	445

New Jersey Economic Development Authority Revenue Notes, Series 2022
5.000% due 11/01/2023	630	639
5.000% due 11/01/2024	825	852

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	900	943

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2028	2,000	2,224

New Jersey Turnpike Authority Revenue Bonds, Series 2017
3.634% (US0001M) due 01/01/2030 ~	3,500	3,500

Newark Housing Authority Scholarship Foundation A New Jersey Non Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 01/01/2025	600	619

		17,456

NEW MEXICO 0.4%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	2,000	1,977

NEW YORK 15.2%

Albany City School District, New York General Obligation Notes, Series 2022
2.500% due 03/24/2023	5,000	4,988

Board of Cooperative Educational Services for the Sole Supervisory District, New York Revenue Notes, Series 2022
3.000% due 06/21/2023	5,000	4,995

Dobbs Ferry New York Union Free School District, Series 2022
3.000% due 06/02/2023	5,000	4,995

Enlarged City New York School District of the City of Troy, Series 2022
4.000% due 06/08/2023	5,000	5,014

Long Island Power Authority, New York Revenue Bonds, Series 2022
4.110% (MUNIPSA) due 09/01/2038 ~	2,000	1,960

Long Island Power Authority, New York Revenue Notes, Series 2020
5.000% due 09/01/2024	625	647

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
3.681% (SOFRRATE) due 11/01/2032 ~	1,500	1,449

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	650	651

Monroe County Industrial Development Corp., New York Revenue Notes, Series 2020
5.000% due 12/01/2026	1,000	1,049

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	750	743

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	$750	$743

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2028	675	737

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
3.400% due 06/15/2050	4,000	4,000

New York City, New York General Obligation Bonds, Series 2012
3.970% due 04/01/2042	3,500	3,500

New York City, New York General Obligation Bonds, Series 2015
3.400% due 06/01/2044	2,000	2,000

New York City, New York General Obligation Bonds, Series 2018
3.400% due 12/01/2047	5,000	5,000

New York City, New York Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2021
0.600% due 05/01/2061	2,000	1,848
3.620% due 05/01/2061	7,505	7,505

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2013
3.650% due 06/15/2048	4,700	4,700

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2027	1,250	1,336

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 02/15/2028	4,565	4,920

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	2,534

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 02/15/2028	2,245	2,499

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	1,045	1,039

New York State Urban Development Corp. Revenue Notes, Series 2021
5.000% due 03/15/2024	3,750	3,848

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2023	250	254

Three Village Central School District Brookhaven & Smithtown, New York General Obligation Notes, Series 2022
3.500% due 06/28/2023	3,000	3,005

Tompkins-Seneca-Tioga Board of Cooperative Educational Services, New York Revenue Notes, Series 2022
4.750% due 06/30/2023	5,000	5,034

Town of Huntington, New York General Obligation Notes, Series 2021
5.000% due 07/15/2023	455	460

Town of Oyster Bay, New York General Obligation Notes, Series 2021
4.000% due 03/01/2023	850	851
4.000% due 03/01/2024	850	861

Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2022
5.000% due 11/15/2027	2,500	2,759

		85,924

NORTH CAROLINA 1.0%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2050	2,750	2,942

North Carolina State Revenue Notes, Series 2021
5.000% due 03/01/2023	1,550	1,555

110	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wake County, North Carolina General Obligation Notes, Series 2018
5.000% due 03/01/2024	$1,025	$1,052

		5,549

OHIO 1.7%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Bonds, Series 2022
5.000% due 11/15/2030	1,000	1,131

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
1.000% due 02/15/2048	2,000	1,917

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	500	503

Northeast Ohio Medical University Revenue Notes, Series 2021
3.000% due 12/01/2023	150	150

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.000% due 09/01/2030	2,900	2,892

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
1.500% due 02/01/2026	2,200	2,029

Wright State University, Ohio Revenue Notes, (BAM Insured),Series 2021
4.000% due 05/01/2023	520	521
4.000% due 05/01/2024	500	503

		9,646

OREGON 0.1%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2026	145	153

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2025	275	290
5.000% due 06/15/2026	350	377

		820

PENNSYLVANIA 3.3%

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
3.231% (SOFRRATE) due 07/01/2031 ~	3,665	3,558

Commonwealth of Pennsylvania General Obligation Notes, Series 2019
5.000% due 07/15/2024	2,500	2,585

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
4.760% (MUNIPSA) due 08/15/2038 ~(c)	2,430	2,400

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	530	553

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
3.924% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	750

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
3.000% due 01/01/2023	750	750
3.000% due 01/01/2025	1,020	1,006

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 07/01/2023	125	125
4.000% due 10/15/2023	700	704
4.000% due 10/15/2024	850	865

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
4.260% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pittsburgh Water & Sewer Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2017
4.310% (MUNIPSA) due 09/01/2040 ~	$2,400	$2,398

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
4.000% due 07/01/2024	900	904
4.000% due 07/01/2026	1,250	1,259

		18,857

PUERTO RICO 1.6%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2026	2,000	2,128

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
4.500% due 07/01/2034	4,750	4,493

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2024 (b)	772	721
0.000% due 07/01/2027 (b)	1,843	1,493

		8,835

SOUTH CAROLINA 1.3%

Greenville County, South Carolina Revenue Notes, Series 2021
5.000% due 04/01/2028	515	571
5.000% due 04/01/2029	500	562

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
3.620% (US0001M) due 10/01/2048 ~	1,000	995
4.000% due 10/01/2048	4,000	3,997

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	1,250	1,313

		7,438

SOUTH DAKOTA 0.2%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
0.706% due 06/01/2023	1,000	984

TENNESSEE 1.1%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2023	600	605

Memphis-Shelby County, Tennessee Airport Authority Revenue Notes, Series 2021
5.000% due 07/01/2023	2,250	2,270

Tennergy Corp, Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	1,250	1,323

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,500	1,522

Tennessee Energy Acquisition Corp. Revenue Notes, Series 2021
5.000% due 11/01/2023	250	252
5.000% due 11/01/2024	250	255

		6,227

TEXAS 6.3%

Alvin Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
0.450% due 02/15/2036	1,000	984

Arlington Higher Education Finance Corp., Texas Revenue Notes, (PSF Insured), Series 2021
4.000% due 02/15/2026	280	288

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2024	400	414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
3.534% (US0001M) due 11/15/2046 ~	$2,500	$2,502

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
5.000% due 06/01/2032	550	588

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	350	363

Harris County, Texas General Obligation Bonds, Series 2015
5.000% due 10/01/2026	2,920	3,097

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
4.000% due 06/01/2039	1,500	1,504

Liberty Hill Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2022
5.000% due 02/01/2027	2,000	2,177

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	1,500	1,335

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	750	745

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	735	712

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
0.700% due 06/01/2050	1,500	1,414

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
2.000% due 06/01/2052	1,300	1,218

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	750	734

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
1.125% due 12/01/2045	2,500	2,197

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2022
2.000% due 02/01/2049	1,000	939

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2052	1,900	2,007

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2022
5.000% due 10/01/2026	225	241

Tarrant Regional Water District, Texas Revenue Notes, Series 2021
1.050% due 09/01/2027	5,000	4,244

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
3.895% (US0003M) due 12/15/2026 ~	1,145	1,133
4.645% (US0003M) due 12/15/2026 ~	1,000	975

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	180	189

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2023	500	504
5.000% due 12/15/2026	1,750	1,805

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2024	500	520

Texas Water Development Board Revenue Notes, Series 2022
5.000% due 10/15/2025	1,250	1,330

Travis County, Texas Housing Finance Corp. Revenue Bonds, Series 2022
4.125% due 06/01/2045	1,000	1,007

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	111

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Waco Educational Finance Corp., Texas Revenue Notes, Series 2021
4.000% due 03/01/2026	$525	$540

		35,706

UTAH 0.1%

City of Salt Lake, Utah Revenue Notes, Series 2021
5.000% due 07/01/2024	350	360
5.000% due 07/01/2025	450	471

		831

VIRGINIA 1.8%

Fairfax County, Virginia General Obligation Notes, Series 2020
5.000% due 10/01/2028	5,000	5,657

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
0.750% due 10/01/2040	3,800	3,447

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	1,150	1,098

		10,202

WASHINGTON 2.7%

Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes, Washington Revenue Bonds, Series 2015
3.860% (MUNIPSA) due 11/01/2045 ~	4,500	4,379

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
4.110% (MUNIPSA + 0.450%) due 11/01/2045 ~	750	750

Port of Seattle, Washington Revenue Notes, Series 2015
5.000% due 03/01/2023	1,000	1,003

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
4.150% (MUNIPSA + 0.490%) due 11/01/2046 ~	675	675

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2021
3.910% (MUNIPSA) due 05/01/2045 ~	$3,000	$2,943

State of Washington General Obligation Refunding Bonds, Series 2022
4.000% due 07/01/2026	1,000	1,047

University of Washington Revenue Bonds, Series 2022
4.000% due 05/01/2048	2,500	2,595

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
4.710% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000	1,000

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	870	882

Washington Higher Education Facilities Authority Revenue Notes, Series 2020
5.000% due 05/01/2023	250	251

		15,525

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	432	388

WISCONSIN 2.4%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
3.700% due 10/01/2046	2,500	2,517

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2026	305	299

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2018
3.370% due 04/01/2048	5,000	5,000

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
3.840% (MUNIPSA) due 08/15/2054 ~	2,500	2,417

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin State General Obligation Notes, Series 2022
4.080% (MUNIPSA) due 05/01/2025 ~	$3,255	$3,213

		13,446

Total Municipal Bonds & Notes (Cost $535,987)		527,210

U.S. TREASURY OBLIGATIONS 0.3%

U.S. Treasury Notes
1.500% due 01/15/2023	600	600
1.500% due 11/30/2024	1,100	1,041

Total U.S. Treasury Obligations (Cost $1,703)		1,641

SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS (d) 0.1%
		560

SHORT-TERM NOTES 0.3%

Federal Home Loan Bank
4.180% due 02/03/2011	2,000	1,992

U.S. TREASURY BILLS 5.4%
4.177% due 01/26/2023 - 03/30/2023 (a)(b)	30,700	30,541

Total Short-Term Instruments (Cost $33,092)		33,093

Total Investments in Securities (Cost $570,782)		561,944

Total Investments 99.4% (Cost $570,782)		$561,944

Other Assets and Liabilities, net 0.6%		3,136

Net Assets 100.0%		$565,080

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	4.760%	08/15/2038	09/14/2021	$ 2,487	$2,400	0.42%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$560	U.S. Treasury Bills 0.000% due 12/28/2023	$(572)	$560	$560

Total Repurchase Agreements						$(572)	$560	$560

112	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$560	$0	$0	$0	$560	$(572)	$(12)

Total Borrowings and Other Financing Transactions	$560	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$19,338	$0	$19,338
Alaska	0	552	0	552
Arizona	0	8,580	0	8,580
California	0	84,692	0	84,692
Colorado	0	16,791	0	16,791
Connecticut	0	24,903	0	24,903
Delaware	0	2,566	0	2,566
Florida	0	5,819	0	5,819
Georgia	0	15,723	0	15,723
Illinois	0	38,335	0	38,335
Indiana	0	11,330	0	11,330
Iowa	0	3,219	0	3,219
Kansas	0	2,502	0	2,502
Kentucky	0	6,387	0	6,387
Louisiana	0	7,039	0	7,039
Maryland	0	4,838	0	4,838
Massachusetts	0	10,463	0	10,463
Michigan	0	11,315	0	11,315
Minnesota	0	1,900	0	1,900
Mississippi	0	746	0	746
Missouri	0	838	0	838
Nebraska	0	4,872	0	4,872
Nevada	0	1,346	0	1,346
New Hampshire	0	3,305	0	3,305

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
New Jersey	$0	$17,456	$0	$17,456
New Mexico	0	1,977	0	1,977
New York	0	85,924	0	85,924
North Carolina	0	5,549	0	5,549
Ohio	0	9,646	0	9,646
Oregon	0	820	0	820
Pennsylvania	0	18,857	0	18,857
Puerto Rico	0	8,835	0	8,835
South Carolina	0	7,438	0	7,438
South Dakota	0	984	0	984
Tennessee	0	6,227	0	6,227
Texas	0	35,706	0	35,706
Utah	0	831	0	831
Virginia	0	10,202	0	10,202
Washington	0	15,525	0	15,525
West Virginia	0	388	0	388
Wisconsin	0	13,446	0	13,446
U.S. Treasury Obligations	0	1,641	0	1,641
Short-Term Instruments
Repurchase Agreements	0	560	0	560
Short-Term Notes	0	1,992	0	1,992
U.S. Treasury Bills	0	30,541	0	30,541

Total Investments	$0	$561,944	$0	$561,944

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	113

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains

114	PIMCO ETF TRUST

December 31, 2022	(Unaudited)

(losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Senior Loan Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Funds may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	115

Notes to Financial Statements	(Cont.)

modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The effective date for the rule was February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Funds’ shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Funds or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Funds may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more

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than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Funds normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time

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of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the

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Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2022 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$12,399	$88,417	$(66,393)	$0	$0	$34,423	$444	$0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	9,554	(5,810)	0	0	3,744	17	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	3,879	7,954	(11,833)	0	0	0	14	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation

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to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class),

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while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan

Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

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Separate Trading of Registered Interest and Principal of Securities   (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants   are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

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Notes to Financial Statements	(Cont.)

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

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The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

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Notes to Financial Statements	(Cont.)

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

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instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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Notes to Financial Statements	(Cont.)

7. PRINCIPAL AND OTHER RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below

Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

New Fund	—	—	—	—	—	—	—	—	X	—	—	X	X	—

Small Fund	—	—	—	—	—	—	—	—	—	—	—	X	X	—

Senior Loan	—	—	—	—	—	—	—	—	—	—	—	—	X	—

Market Trading	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Security	—	X	X	X	—	—	—	—	—	—	—	—	—	—

Credit	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Collateralized Loan Obligations Risk	—	—	—	—	—	—	—	—	—	—	—	—	X	—

High Yield	—	—	—	—	X	—	X	X	—	—	—	X	X	—

Market	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Municipal Bond		—	—	—	—	—	—	—	—	—	X	X	—	X

Issuer	—	—	—	—	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	—	—	X	X	X	X

Equity	—	—	—	—	—	—	X	—	—	—	—	—	X	—

Mortgage-Related and Other Asset Backed Securities	—	—	—	—	X	—	X	X	X	X	—	—	—	—

Foreign (Non-U.S.) Investment	—	—	—	—	X	X	X	X	X	X	—	—	X	—

Emerging Markets	—	—	—	—	X	X	X	X	—	—	—	—	—	—

Sovereign Debt	—	—	—	—	X	X	—	—	—	—	—	—	—	—

Currency	—	—	—	—	—	—	X	X	X	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Management and Tracking Error	X	X	X	X	X	X	—	—	—	—	—	—	—	—

Indexing	X	X	X	X	X	X	—	—	—	—	—	—	—	—

Management	—	—	—	—	—	—	X	X	X	X	X	X	X	X

Asset-Backed Securities	—	—	—	—	—	—	—	—	—	—	—	—	X	—

California State-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	—

New York State-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	—

Puerto Rico-Specific	—	—	—	—	—	—	—	—	—	—	—	X	—	—

Municipal Project-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	X

Short Exposure	—	—	—	—	—	—	X	X	—	—	—	—	X	—

Convertible Securities	—	—	—	—	—	—	X	—	—	—	—	—	—	—

Tax-Efficient Investing	—	—	—	—	—	—	X	X	—	—	—	—	—	—

Distribution Rate	—	—	—	—	—	—	X	X	—	—	—	—	—	—

Responsible Investing Risk	—	—	—	—	—	—	—	—	X	—	—	—	—	—

LIBOR Transition Risk	—	—	—	—	—	—	X	X	X	X	—	X	X	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Senior Loan Risk is the risk that investing in senior loans, including bank loans, exposes the Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or

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redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent the Fund invests in senior loans that are covenant-lite obligations, the Fund may have fewer rights against a borrower (e.g., covenant-lite obligations may contain fewer maintenance covenants than other obligations, or no maintenance covenants) and may have a greater risk of loss on such investments as compared to investments in traditional loans.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value, particularly during times of market stress.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Collateralized Loan Obligations Risk  is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and

(v) the CLO’s manager may perform poorly.

High Yield Risk is the risk  that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit) and management risks and valuation complexity. Changes in the value of a derivative or other similar

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investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange- traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or similar investments and/or adversely affect the value of derivatives or similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Asset-Backed Securities Risk  is the risk of investing in asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of

U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign

(non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints.

The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or

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prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Puerto Rico-Specific Risk  is the risk that by investing in Municipal Bonds issued by Puerto Rico or its instrumentalities, a Fund may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

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Notes to Financial Statements	(Cont.)

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with

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counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%

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Fund Name	Management Fee

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

PIMCO Active Bond Exchange-Traded Fund(1)	0.55%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(2)	0.46%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(3)	0.36%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund(4)	0.49%

PIMCO Senior Loan Active Exchange-Traded Fund(5)	0.70%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

(1)

PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee in an amount equivalent to the Fund’s expenses or costs attributable to the SEC’s investigation and related settlement proceedings identified in Investment Advisers Act of 1940 Release No. 4577, dated December 1, 2016.

(2)	Prior to October 31, 2022, PIMCO contractually agreed to waive its management fee by 0.07% of the average daily net assets attributable to the Fund.
(3)	PIMCO has contractually agreed, through October 31, 2023, to waive its management fee by 0.12% of the average daily net assets attributable to the Fund.
(4)	PIMCO has contractually agreed, through October 31, 2023, to waive its management fee by 0.10% of the average daily net assets attributable to the Fund.
(5)	PIMCO has contractually agreed, through October 31, 2023, to waive its management fee by 0.20% of the average daily net assets attributable to the Fund.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2022 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2023, to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee for the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee for the PIMCO Municipal Income Opportunities Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee for the PIMCO Senior Loan Active Exchange-Traded Fund.

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The Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to October 31, 2020, PIMCO had contractually agreed to waive its management fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2022, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	$308	$12	$16	$336

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	187	195	218	600

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0	11	124	135

PIMCO Senior Loan Active Exchange-Traded Fund	0	0	271	271

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$28,377	$1,167	$(362)

PIMCO Active Bond Exchange-Traded Fund	42,589	42,881	(5,988)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	34,730	17,358	(441)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,023	1,864	(39)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	71,707	599,400	(5,585)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	69,291	82,710	(6,683)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	3,676	3,196	(242)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	46,976	19,359	(882)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	135

Notes to Financial Statements	(Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$53,655	$61,484	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	158,414	199,027	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	21,010	40,486	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	290,094	297,795	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	163,903	137,815

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	36,914	17,047	73,619	49,419

PIMCO Active Bond Exchange-Traded Fund	6,584,848	6,436,823	193,454	442,254

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	305,117	479,838	304,719	218,692

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	9,843	23,092	38,095

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	2,707	1,048,279	667,195	3,391,845

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	411,168	247,376

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0	0	41,424	32,696

PIMCO Senior Loan Active Exchange-Traded Fund	0	0	66,054	6,307

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	232,330	172,368

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that a Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the custodian of the Funds. These standard transaction fees are not payable to the Funds, and therefore, generally do not impact the Funds’ financial statements. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below. To the extent a variable transaction fee is not charged, certain costs may be borne by a Fund.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**
$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

136	PIMCO ETF TRUST

December 31, 2022	(Unaudited)

14. INVESTMENT TRANSACTIONS

For the period ended December 31, 2022, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$571,148	$136,453

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	151,983	531,407

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	253,876	176,006

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	159,695	188,600

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	785,584	573,205

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	367,426	37,615

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions which were executed in kind while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	137

Notes to Financial Statements	(Cont.)	December 31, 2022	(Unaudited)

As of their last fiscal year ended June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$15,973	$16,249

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	6,300	13,077

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10,592	10,628

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	45,998	149,791

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	11,954	4,440

PIMCO Active Bond Exchange-Traded Fund	211,882	40,027

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	11,588	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,431	212

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	78,792	35,302

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	17,191	2,804

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	3,962	0

PIMCO Senior Loan Active Exchange-Traded Fund	0	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	4,484	2,956

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,006,284	$0	$(253,103)	$(253,103)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,231,732	0	(104,753)	(104,753)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	891,842	0	(263,386)	(263,386)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	161,076	1	(14,042)	(14,041)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,434,400	4,780	(100,915)	(96,135)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	974,967	1,653	(81,275)	(79,622)

PIMCO Active Bond Exchange-Traded Fund	4,058,630	10,863	(321,414)	(310,551)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,398,937	4,191	(46,221)	(42,030)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	161,790	1,300	(4,324)	(3,024)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	8,977,385	886	(198,608)	(197,722)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	968,011	8,806	(15,975)	(7,169)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	52,389	998	(1,221)	(223)

PIMCO Senior Loan Active Exchange-Traded Fund	133,320	851	(3,111)	(2,260)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	570,782	1,469	(10,307)	(8,838)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

138	PIMCO ETF TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BMO	BMO Capital Markets Corporation	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International, Inc.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BRC	Barclays Bank PLC	MBC	HSBC Bank Plc	RYL	NatWest Markets Plc

BSN	The Bank of Nova Scotia - Toronto	MYC	Morgan Stanley Capital Services LLC	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	JPY	Japanese Yen

CAD	Canadian Dollar	ILS	Israeli Shekel	USD (or $)	United States Dollar

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR	SOFRR	Secured Overnight Financing Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR06M	6 Month USD-LIBOR	SOFRINDX	Secured Overnight Financing Rate Index

CDX.IG	Credit Derivatives Index - Investment Grade	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	ICE 1-Month USD LIBOR

LIBOR01M	1 Month USD-LIBOR	PRIME	Daily US Prime Rate	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

ACA	American Capital Access Holding Ltd.	BHAC	Berkshire Hathaway Assurance Corporation	NPFGC	National Public Finance Guarantee Corp.

AGM	Assured Guaranty Municipal	CR	Custodial Receipts	PSF	Public School Fund

AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	Q-SBLF	Qualified School Bond Loan Fund

BAM	Build America Mutual Assurance

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BABs	Build America Bonds	OIS	Overnight Index Swap	TBD	To-Be-Determined

CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	139

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.6100	$0.0000	$0.0000	$0.6100

October 2022	$0.6300	$0.0000	$0.0000	$0.6300

December 2022	$0.6200	$0.0000	$0.0000	$0.6200

PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.2100	$0.0000	$0.0000	$0.2100

August 2022	$0.4500	$0.0000	$0.0000	$0.4500

September 2022	$0.6300	$0.0000	$0.0000	$0.6300

October 2022	$0.0000	$0.0000	$0.0000	$0.0000

November 2022	$0.0000	$0.0000	$0.0000	$0.0000

December 2022	$0.1200	$0.0000	$0.0000	$0.1200

PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.3600	$0.0000	$0.0000	$0.3600

August 2022	$0.6500	$0.0000	$0.0000	$0.6500

September 2022	$0.9000	$0.0000	$0.0000	$0.9000

October 2022	$0.0000	$0.0000	$0.0000	$0.0000

November 2022	$0.0000	$0.0000	$0.0000	$0.0000

December 2022	$0.4300	$0.0000	$0.0000	$0.4300

PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.2700	$0.0000	$0.0000	$0.2700

August 2022	$0.5000	$0.0000	$0.0000	$0.5000

September 2022	$0.7000	$0.0000	$0.0000	$0.7000

October 2022	$0.0000	$0.0000	$0.0000	$0.0000

November 2022	$0.0000	$0.0000	$0.0000	$0.0000

December 2022	$0.5100	$0.0000	$0.0000	$0.5100

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.4000	$0.0000	$0.0000	$0.4000

August 2022	$0.3500	$0.0000	$0.0000	$0.3500

September 2022	$0.4200	$0.0000	$0.0000	$0.4200

October 2022	$0.4400	$0.0000	$0.0000	$0.4400

November 2022	$0.3800	$0.0000	$0.0000	$0.3800

December 2022	$0.9600	$0.0000	$0.0000	$0.9600

140	PIMCO ETF TRUST

(Unaudited)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.2400	$0.0000	$0.0000	$0.2400

August 2022	$0.2400	$0.0000	$0.0000	$0.2400

September 2022	$0.2500	$0.0000	$0.0000	$0.2500

October 2022	$0.2800	$0.0000	$0.0000	$0.2800

November 2022	$0.2620	$0.0000	$0.0000	$0.2620

December 2022	$0.6300	$0.0000	$0.0000	$0.6300

PIMCO Active Bond Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.2600	$0.0000	$0.0000	$0.2600

August 2022	$0.2700	$0.0000	$0.0000	$0.2700

September 2022	$0.2700	$0.0000	$0.0000	$0.2700

October 2022	$0.2700	$0.0000	$0.0000	$0.2700

November 2022	$0.2700	$0.0000	$0.0000	$0.2700

December 2022	$0.5700	$0.0000	$0.0000	$0.5700

PIMCO Enhanced Low Duration Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1460	$0.0000	$0.0000	$0.1460

August 2022	$0.1700	$0.0000	$0.0000	$0.1700

September 2022	$0.1600	$0.0000	$0.0000	$0.1600

October 2022	$0.2300	$0.0000	$0.0000	$0.2300

November 2022	$0.2100	$0.0000	$0.0000	$0.2100

December 2022	$0.4500	$0.0000	$0.0000	$0.4500

PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1250	$0.0000	$0.0000	$0.1250

August 2022	$0.1400	$0.0000	$0.0000	$0.1400

September 2022	$0.1900	$0.0000	$0.0000	$0.1900

October 2022	$0.2170	$0.0000	$0.0000	$0.2170

November 2022	$0.2300	$0.0000	$0.0000	$0.2300

December 2022	$0.6000	$0.0000	$0.0000	$0.6000

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1100	$0.0000	$0.0000	$0.1100

August 2022	$0.1400	$0.0000	$0.0000	$0.1400

September 2022	$0.1800	$0.0000	$0.0000	$0.1800

October 2022	$0.2500	$0.0000	$0.0000	$0.2500

November 2022	$0.3000	$0.0000	$0.0000	$0.3000

December 2022	$1.3713	$0.0000	$0.0000	$1.3713

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0800	$0.0000	$0.0000	$0.0800

August 2022	$0.0900	$0.0000	$0.0000	$0.0900

September 2022	$0.1000	$0.0000	$0.0000	$0.1000

October 2022	$0.1100	$0.0000	$0.0000	$0.1100

November 2022	$0.1050	$0.0000	$0.0000	$0.1050

December 2022	$0.2500	$0.0000	$0.0000	$0.2500

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	141

Distribution Information	(Cont.)	(Unaudited)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1130	$0.0000	$0.0000	$0.1130

August 2022	$0.1050	$0.0000	$0.0000	$0.1050

September 2022	$0.1150	$0.0000	$0.0000	$0.1150

October 2022	$0.1200	$0.0000	$0.0000	$0.1200

November 2022	$0.1300	$0.0000	$0.0000	$0.1300

December 2022	$0.2850	$0.0000	$0.0000	$0.2850

PIMCO Senior Loan Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.2150	$0.0000	$0.0050	$0.2200

September 2022	$0.2280	$0.0000	$0.0000	$0.2280

October 2022	$0.2500	$0.0000	$0.0000	$0.2500

November 2022	$0.2600	$0.0000	$0.0000	$0.2600

December 2022	$0.6640	$0.0000	$0.0000	$0.6640

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0500	$0.0000	$0.0000	$0.0500

August 2022	$0.0550	$0.0000	$0.0000	$0.0550

September 2022	$0.0650	$0.0000	$0.0000	$0.0650

October 2022	$0.0750	$0.0000	$0.0000	$0.0750

November 2022	$0.0800	$0.0000	$0.0000	$0.0800

December 2022	$0.2000	$0.0000	$0.0000	$0.2000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

142	PIMCO ETF TRUST

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Investment Management Agreement

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each Fund for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Funds. In considering whether to approve the renewal of the Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; management fees; financial information for PIMCO; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreement. In connection with its review of the Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds where appropriate. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds, outflows for certain Funds, Fund performance and profitability.

The approval determination was made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreement. The Board considered

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PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including the ongoing development of its own proprietary software and applications to support the Funds.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Agreement.

The Board considered the terms of the Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under the unified fee. In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge

Report”). The Board also noted that while historically the Broadridge Report included peer classifications from only Lipper, as part of this approval process the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Board reviewed materials indicating that, on a net-of-fees basis, performance has generally been strong for the active fixed income Funds over the three- and five-year periods ended March 31, 2022 and since inception. The Board also reviewed information that showed that, certain index Funds underperformed their benchmark, but that PIMCO did not expect such Funds, for structural reasons, to outperform their benchmarks on a net-of-fees basis over longer time horizons. PIMCO reported to the Board about the reasons for the underperformance of certain Funds and actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for

144	PIMCO ETF TRUST

(Unaudited)

financial products. Fees charged to or proposed for different Funds for management services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the management fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fees, the Board reviewed data from the Broadridge Report that compared the average and median management fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds. The Board compared each Fund’s total expenses to other funds in the Broadridge Report “Expense Group” and found each Fund’s total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ management fees to the fee rates PIMCO charges to separate accounts and to other investment companies with similar investment strategies, although, in the case of a number of Funds in the Trust, PIMCO does not currently manage separate accounts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the management fee charged by PIMCO under the Agreement, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, and continued to be competitive compared with peers. The Board also considered the substantial investments PIMCO has made in order to support the operational and technological issues required to support exchange-traded funds as compared to traditional mutual funds, including enhancements related to the creation/redemption process and trade processing systems. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds , it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Agreement. The Independent Trustees and the Board as a whole concluded that the Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreement, and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

146	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF4001SAR_123122

b)	Not applicable to the Registrant.

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 8, 2023